Exhibit 2

Information and Election Solicitation Statement Dated February 6, 2018

Oi S.A. – Under Judicial Reorganization (“Oi”)

Portugal Telecom International Finance B.V. – Under Judicial Reorganization (“PTIF”)

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization (“Oi Coop”)

Elections Relating to Recovery Under the Consolidated Judicial Reorganization Plan Applicable to the

9.75% Senior Notes due 2016 of Oi

(CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)

5.125% Senior Notes due 2017 of Oi

(ISIN No. XS0569301830 and XS0569301327)

9.50% Senior Notes due 2019 of Oi

(CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)

5.50% Senior Notes due 2020 of Oi

(CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)

6.25% Notes due 2016 of PTIF

(ISIN No. PTPTCYOM0008)

4.375% Notes due March 2017 of PTIF

(ISIN No. XS0215828913)

5.242% Notes due November 2017 of PTIF

(ISIN No. XS0441479804)

5.875% Notes due 2018 of PTIF

(ISIN No. XS0843939918)

5.00% Notes due 2019 of PTIF

(ISIN No. XS0462994343)

4.625% Notes due 2020 of PTIF

(ISIN No. XS0927581842)

4.50% Notes due 2025 of PTIF

(ISIN No. XS0221854200)

5.625% Senior Notes due 2021 of Oi Coop

(ISIN No. XS1245245045 and XS1245244402)

and

5.75% Senior Notes due 2022 of Oi Coop

(CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)

Each solicitation (each, a “Recovery Election Solicitation”) of Recovery Elections (as defined herein) is made by the Debtors (as defined herein) as described in this Statement (as defined herein). The Recovery Election Solicitations constitute separate and distinct solicitations with respect to Qualified Bondholders (as defined herein) and Non-Qualified Bondholders (as defined herein) of (1) Oi’s 9.75% Senior Notes due 2016, (2) Oi’s 5.125% Senior Notes due 2017, (3) Oi’s 9.50% Senior Notes due 2019, (4) Oi’s 5.50% Senior Notes due 2020, (5) PTIF’s 6.25% Notes due 2016, (6) PTIF’s 4.375% Notes due March 2017, (7) PTIF’s 5.242% Notes due November 2017, (8) PTIF’s 5.875% Notes due 2018, (9) PTIF’s 5.00% Notes due 2019, (10) PTIF’s 4.625% Notes due 2020, (11) PTIF’s 4.50% Notes due 2025, (12) Oi Coop’s 5.625% Senior Notes due 2021, and (13) Oi Coop’s 5.75% Senior Notes due 2022 (collectively, the “Bonds”).

Each Recovery Election Solicitation will expire at 11:59 p.m., Brasília time, on February 26, 2018 (such time and date, as the same may be extended in compliance with an order of the Judicial Reorganization Court (as defined herein) or any appellate court therefrom, the “Election Deadline”).

Eligible Bondholders (as defined herein) must validly make their Recovery Elections at or prior to the Election Deadline in order to be eligible to participate in the subsequent Exchange Offer (as defined herein) or Non-Qualified Settlement Procedure (as defined herein), which will be conducted after the Settlement Conditions (as defined herein) have been satisfied. The Recovery Election Solicitations are being made upon the terms and subject to the conditions set forth in this Statement and the related Payment Option Notice (as defined herein). Recovery Elections may not be revoked or amended at any time following delivery of the related Payment Option Notice in accordance with the procedures described herein.

THIS STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

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EXHIBITS

Brazilian Reorganization Plan....................................................................................................................................... Exhibit A

Certified English Translation of the Brazilian Reorganization Plan....................................................................... Exhibit B

Brazilian Confirmation Order........................................................................................................................................ Exhibit C

Certified English Translation of the Brazilian Confirmation Order........................................................................ Exhibit D

Form of Small Bondholder Payment Option Notice................................................................................................. Exhibit E

Form of Verified Bondholder Payment Option Notice.............................................................................................. Exhibit F

Form of Qualified Transfer Notice............................................................................................................................... Exhibit G

Form of Non-Qualified Transfer Notice...................................................................................................................... Exhibit H

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PART I

INTRODUCTION

This Information and Election Solicitation Statement (this “Statement”) is being distributed to holders (each, a “Bondholder”) of beneficial interests in:

•         Oi’s 9.75% Senior Notes due 2016;

•         Oi’s 5.125% Senior Notes due 2017;

•         Oi’s 9.50% Senior Notes due 2019;

•         Oi’s 5.50% Senior Notes due 2020;

•         PTIF’s 6.25% Notes due 2016;

•         PTIF’s 4.375% Notes due March 2017;

•         PTIF’s 5.242% Notes due November 2017;

•         PTIF’s 5.875% Notes due 2018;

•         PTIF’s 5.00% Notes due 2019;

•         PTIF’s 4.625% Notes due 2020;

•         PTIF’s 4.50% Notes due 2025;

•         Oi Coop’s 5.625% Senior Notes due 2021; and

•         Oi Coop’s 5.75% Senior Notes due 2022.

All capitalized terms used in this Statement and not otherwise defined herein shall have the meanings ascribed to them in the certified English translation of the judicial reorganization plan (the “RJ Plan”) approved in the Creditors’ General Meeting (the “GCM”) held in the Federative Republic of Brazil (“Brazil”) on December 19 and 20, 2017 attached hereto as Exhibit B (the “English Translation of the RJ Plan”). Unless otherwise stated, all references herein to “Exhibits” are references to exhibits attached to this Statement.

By operation of the RJ Plan and the Confirmation Order (as defined herein) (provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date (as defined herein)), the Unsecured Credits evidenced by the Bonds (the “Bondholder Credits”) have been novated and discharged under Brazilian law and Bondholders are entitled to receive the recoveries set forth in the RJ Plan in exchange for their Bondholder Credits in accordance with the terms and conditions of the RJ Plan. In accordance with the RJ Plan, Bondholders are entitled to make an election with respect to the form of recovery in respect of the Bondholder Credits evidenced by the Bonds they beneficially hold (a “Recovery Election”) during a period commencing on the Rio Business Day (as defined herein) following the Confirmation Date and expiring on the Election Deadline. This Statement describes the procedures that must be followed to make a Recovery Election if a Bondholder chooses to do so and provides background information regarding the RJ Plan, the RJ (as defined herein) process in Brazil and the Debtors (as defined herein).

Bondholders that do not make a Recovery Election in compliance with the procedures described herein will be entitled only to receive the Default Recovery (as defined herein). Persons that acquire beneficial interests in any Bonds after the Election Deadline will not be entitled to elect the form of recovery with respect to the acquired Bonds, but will only be entitled to receive the Default Recovery with respect to those Bonds, unless the transferor and transferee of such Bonds have strictly complied with the provisions for the assignment of a Recovery Election described herein.

The Recovery Election Solicitations are not being conducted through the clearing systems through which settlement of any series of the Bonds is conducted and as a result no related corporate action or event will be recorded through any of such clearing systems.

Approval and Confirmation of the RJ Plan

On June 20, 2016 (the “Petition Date”), Oi (together with its consolidated subsidiaries, the “Company”), PTIF, Oi Coop, Telemar Norte Leste S.A. – Under Judicial Reorganization (“Telemar”), Oi Móvel S.A. – Under Judicial Reorganization (“Móvel”), Copart 4 Participações S.A. – Under Judicial Reorganization (“Copart 4”), and Copart 5 Participações S.A. – Under Judicial Reorganization (“Copart 5” and, together with Oi, PTIF, Oi Coop, Telemar, Móvel and Copart 4, the “Debtors”) requested their jointly administered judicial reorganization recuperação judicial proceeding (the “RJ Proceeding,” and together with the relief effectuating therein, the “Judicial Reorganization”) before the court of the 7th Commercial Court of the District of the Capital – RJ (the “Judicial Reorganization Court”), pursuant to Federal Law No. 11,101 of June 9, 2005 (the “Brazilian Bankruptcy Law”) of Brazil, by filing a joint voluntary petition for judicial reorganization in the Judicial Reorganization Court to restructure their approximately R$65 billion in debt.

On December 12, 2017, the Debtors filed an amended plan of reorganization with the Judicial Reorganization Court. In the GCM held on December 19 and 20, 2017, Creditors that were present or validly represented at the GCM negotiated with the Debtors to make certain revisions to the amended plan of reorganization filed with the Judicial Reorganization Court on December 12, 2017 and the requisite majorities of each class of Creditors voted to approve the RJ Plan pursuant to Chapter II, Section IV of the Brazilian Bankruptcy Law.

For more information about the RJ Plan, see Parts V and VIII hereof. A copy of the RJ Plan is attached hereto as Exhibit A and a certified translation thereof from Portuguese to English is attached hereto as Exhibit B.

On January 8, 2018, the Judicial Reorganization Court entered an order (the “Confirmation Order”) which, among other things, ratified the RJ Plan under the terms of art. 58, main paragraph of the Brazilian Bankruptcy Law. On February 5, 2018, the Confirmation Order was published in the Judicial Reorganization Court’s Official Gazette (the “Brazilian Official Gazette”).

For more information about the RJ Proceeding, see Part VII hereof. A copy of the Confirmation Order is attached hereto as Exhibit C and a certified translation thereof from Portuguese to English, is attached hereto as Exhibit D.

Parties in interest with standing to appeal have 15 Rio de Janeiro business days (each, a “Rio Business Day”) from the date of publication of the Confirmation Order in the Brazilian Official Gazette (the “Appeals Deadline”) to appeal the Confirmation Order. In the event that a motion for clarification is filed by any party in interest with standing within five Rio Business Days of the date of publication of the Confirmation Order in the Brazilian Official Gazette, the Appeals Deadline will be interrupted until the date on which the Judicial Reorganization Court enters its decision in respect of any such motion for clarification. Following the decision on any such motion for clarification, the period during which parties in interest have to file an appeal restarts and runs for a 15 Rio Business Days from the date of any such decision. Upon the expiration of the Appeals Deadline (provided that no appeal is filed and no stay has been granted on the effectiveness of the Confirmation Order at such time), the Confirmation Order will become final and binding on all parties in interest under Brazilian law. In the event that any appeal is filed, the appellant may seek a stay on the effectiveness of the Confirmation Order, which, if granted, could stay implementation of the RJ Plan, including the Recovery Election Solicitations, until the date on which the applicable appellate decision resolving the appeal is published in such court’s official gazette. In the event that any appeal is denied or otherwise does not result in an appellate court overturning or modifying the Confirmation Order, and no stay on the effectiveness of the RJ Plan has been granted in connection with such appeal, the judicial ratification of the RJ Plan will remain unchanged from the date on which the Confirmation Order was published in the Brazilian Official Gazette (i.e., February 5, 2018). In the event that any appeal results in an appellate court overturning or modifying the Confirmation Order, the judicial ratification of the RJ Plan will be considered effective on the date on which the eventual appellate court’s decision, or that of a higher court (if further appeals of the appellate court’s decision are made), is published in such court’s official gazette, if and to the extent such any such appellate court or higher court decision ratifies the RJ Plan. In the event that any appeal results in an appellate court requiring the Debtors to stay or terminate the Recovery Election Solicitations, all Recovery Elections submitted pursuant to the procedures described in this Statement could be considered be void and of no effect or have their effects suspended. As of the date of this Statement, motions for clarification and certain interlocutory appeals of the Confirmation Order have been filed by parties in interest.

As used in this Statement, the “Confirmation Date” shall mean February 5, 2018 (i.e., the date on which the Confirmation Order was published in the Brazilian Official Gazette); provided that (1) in the event that any appeal of the Confirmation Order is filed and a stay on the effectiveness of the Confirmation Order is granted, the Confirmation Date shall be deemed to occur the date on which such appeal is resolved; and (2) in the event that any appeal of the Confirmation Order results in in an appellate court overturning or modifying the Confirmation Order, the Confirmation Date shall be deemed to occur on the date on which the eventual appellate court’s decision, or that of a higher court (if further appeals of the appellate court’s decision are made), is published in such court’s official gazette.

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Recovery Elections Available to Bondholders

Under the RJ Plan, each Bondholder is entitled to receive one of the forms of recovery described herein in respect of the Bondholder Credits evidenced by the Bonds such Bondholder beneficially holds depending on (1) whether such Bondholder is an Eligible Bondholder (as defined herein), (2) whether such Bondholder makes a valid Recovery Election in accordance with the terms of the RJ Plan and the procedures described in this Statement, and (3) whether such Bondholder is a Qualified Bondholder (as defined herein) or a Non-Qualified Bondholder (as defined herein).

The forms of recovery which Bondholders are entitled to receive under the RJ Plan in respect of the Bondholder Credits evidenced by the Bonds they beneficially hold are:

•         in the case of Qualified Bondholders, New Notes (as defined herein), New Shares (as defined herein), PTIF Shares (as defined herein) and Warrants (as defined herein) in the amounts described in the RJ Plan and in this Statement;

•         in the case of Non-Qualified Bondholders, a participation in the Non-Qualified Credit Agreement (as defined herein) in the amount described in the RJ Plan and in this Statement; or

•         in the case of (1) any Bondholder that is not an Eligible Bondholder, (2) any Eligible Bondholder that does not make a valid Recovery Election, or (3) any Eligible Bondholder that makes a valid Recovery Election but does not participate in the Exchange Offer or the Non-Qualified Settlement Procedure, the Default Recovery in the amount described in the RJ Plan and in this Statement.

For more information regarding the terms of these forms of recovery, see Parts III, V, VII and IX of this Statement.

Bondholders that do not make a valid Recovery Election at or prior to the Election Deadline will ONLY be entitled to the Default Recovery. Bondholders are STRONGLY URGED to review the descriptions of the forms of recovery for which they are eligible, and timely determine whether to make a Recovery Election and submit a Payment Option Notice in the manner described in this Statement.

Eligible Bondholder Status

Section 4.5.5 of the RJ Plan specifies that only Bondholders that have individualized their Bondholder Credits (each, an “Eligible Bondholder”) are permitted to make a Recovery Election. A Bondholder that is the beneficial owner of Bondholder Credits in excess of R$50,000 will be deemed to have individualized Bondholder Credits if such Bondholder has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in its decision (the “Bondholder Decision”) rendered on October 4, 2016 appearing in the records of the RJ Proceeding beginning at page number 96.767/96.796 regarding the procedure and documentation required to be submitted for the purposes of individualized exercise of the right of petition, voice and vote at the GCM, described in the Judicial Administrator’s public notice appearing in the case records of the RJ Proceeding on pages number 216.638/216.642 and published in the Brazilian Official Gazette on October 2, 2017 as evidenced by:

•         such Bondholder appearing on the on the list denominated “Download PJ” posted by the judicial administrator appointed by the Judicial Reorganization Court (the “Judicial Administrator”), available at http://www.recuperacaojudicialoi.com.br/wp-content/uploads/2017/04/7.7-Lista-Bondholders-PJ.pdf ; or

•         such Bondholder appearing on the list denominated “Download PF” posted by the Judicial Administrator (such list denominated “Download PF,” together with the list denominated “Download PJ” and any list of the Judicial Administrator listing Bondholders that have individualized Bonds in accordance with the procedure established by the Bondholder Decision subsequent to the date of this Statement, the “JA Bondholder Lists”) available at http://www.recuperacaojudicialoi.com.br/wp-content/uploads/2017/04/7.7-Lista-Bondholders-PF.pdf under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of the JA Bondholder List denominated “Download PF.”

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A Bondholder that is the beneficial owner of Bondholder Credits of R$50,000 or less that did not participate in the Small Creditor Program (as defined herein and described in “Part V: General Overview of the RJ Plan—Summary of the Key RJ Plan Terms—Mediation/Conciliation/Agreement”) may individualize its Bondholder Credits by providing a Small Bondholder Proof of Holdings directly to Oi together with a Small Bondholder Payment Option Notice in accordance with the procedures described in this Statement.

A Bondholder that is the beneficial owner of Bondholder Credits of R$50,000 or less and participated in the Small Creditor Program cannot become an Eligible Bondholder as such Bondholder will have received the entire amount of its recovery under the RJ Plan prior to the Expiration Date under the terms of the Small Creditor Program.

A Bondholder that is not deemed to be an Eligible Bondholder will NOT be entitled to make a Recovery Election and will ONLY be entitled to the Default Recovery with respect to its Bondholder Credits. Bondholders are STRONGLY URGED to review the procedures to qualify as Eligible Bondholders and make a Recovery Election. Any Bondholder that (1) is the beneficial owner of an aggregate amount of Bondholder Credits of more than R$50,000, (2) did not individualize Bonds before the Judicial Reorganization Court in accordance with the procedure established in the Bondholder Decision (including any beneficial owner of Bonds that individualized Bonds in order to participate in the in the Small Creditor Program as such Bonds have not been individualized before the Judicial Reorganization Court in accordance with the procedure established in the Bondholder Decision), and (3) would like to make a Recovery Election MUST take steps to petition the Judicial Reorganization Court to individualize its Bondholder Credits at or before the Election Deadline in sufficient time to be able to submit a valid Recovery Election. This procedure may require a Bondholder to retain counsel in Brazil and may be time-consuming. Bondholders are advised to undertake this procedure on a timely basis. The Debtors can provide no assurances that the Judicial Reorganization Court will grant any petitions presented to the Judicial Reorganization Court with respect to the individualization of Bondholder Credits after the deadline contained in the Bondholder Decision.

The procedures that an Eligible Bondholder must follow to make a valid Recovery Election depend on whether an Eligible Bondholder is a Verified Bondholder or a Small Bondholder. Eligible Bondholders will be deemed to be “Verified Bondholders” or “Small Bondholders” for purposes of the procedures described in this Statement depending on the following criteria:

•         Any Bondholder that (1) has not individualized Bonds, (2) is the beneficial owner of an aggregate amount of Bondholder Credits of R$50,000 or less, as verified by Oi pursuant to the procedures described herein, and (3) did not participate in the Small Creditor Program will be deemed to be a Small Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a legal entity and that has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PJ”) will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a natural person that (1) has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List), and (2) is the beneficial owner of Bondholder Credits in excess of R$50,000 will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

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•         Any Bondholder that is a natural person that (1) has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List), and (2) is the beneficial owner of Bondholder Credits of R$50,000 or less will be deemed to be a Small Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that (1) holds an aggregate amount of Bondholder Credits of more than R$50,000, and (2) successfully petitions the Judicial Reorganization Court to individualize its Bondholder Credits prior to the Election Deadline (as evidenced by such Bondholder appearing on a list provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bondholder Credits before the Judicial Reorganization Court subsequent to the date of this Statement) will be deemed to be a Verified Bondholder for purposes of the procedures described in the Statement.

For more information regarding the procedures that will be undertaken by Oi to determine whether a Bondholder qualifies as an Eligible Bondholder, see Part III hereof.

Delivery of Payment Option Notice and Proof of Holdings

In order to make a valid Recovery Election, a Small Bondholder must deliver directly to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brazil, in accordance with the procedures and deadlines set forth herein:

•         a properly completed and duly executed Small Bondholder Payment Option Notice in the form attached to this Statement as Exhibit E (a “Small Bondholder Payment Option Notice”); and

•         a proof of holdings evidencing the principal amount of each series of Bonds beneficially owned by such Small Bondholder on of the date of such Small Bondholder’s Payment Option Notice (a “Small Bondholder Proof of Holdings”).

For more information regarding the procedures for Small Bondholders to make a valid Recovery Election, see Part III hereof and the form of Small Bondholder Payment Option Notice attached hereto as Exhibit E.

By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice, or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

The deadline to submit a properly completed and duly executed Small Bondholder Payment Option Notice and a Small Bondholder Proof of Holdings to Oi is the Election Deadline (11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended). No Small Bondholder Payment Option Notices or Small Bondholder Payment Proofs of Holdings will be accepted by Oi after the Election Deadline.

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In order to make a valid Recovery Election, a Verified Bondholder must:

•         Register on the website (the “Election Website”) maintained by D.F. King, in its capacity as tabulation agent (the “Election Tabulation Agent”), to facilitate the making of Recovery Elections, which is accessible at https://www.dfkingltdevents.com, in accordance with the procedures described in this Statement and on the Election Website; and

•         Deliver to the Election Tabulation Agent by uploading onto the Election Website (1) a properly completed and duly executed Verified Bondholder Payment Option Notice in the form attached to this Statement as Exhibit F (a “Verified Bondholder Payment Option Notice”), and (2) a proof of holdings of the beneficial interests in all Bonds of each series held by such Bondholder as of the Election Deadline (a “Verified Bondholder Proof of Holdings”).

For more information regarding the procedures for Verified Bondholders to make a valid Recovery Election, see Part III hereof and the form of Verified Bondholder Payment Option Notice attached hereto as Exhibit F.

The deadline to submit a properly completed and duly executed Verified Bondholder Payment Option Notice to the Election Tabulation Agent is the Election Deadline (11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended). No Verified Bondholder Payment Option Notices will be accepted by the Election Tabulation Agent after the Election Deadline.

The deadline to submit a Verified Bondholder Proof of Holdings to the Election Tabulation Agent is 5:00 p.m., New York City time, on March 5, 2018 (such time and date, as the same may be extended in compliance with an order of the Judicial Reorganization Court or any appellate court therefrom, the “Verified Bondholder Proof of Holdings Deadline”). No Verified Bondholder Proof of Holdings will be accepted by the Election Tabulation Agent after the Verified Bondholder Proof of Holdings Deadline.

Please note that Section 11.1.1 of the RJ Plan permits the Debtors to take any and all appropriate or required actions consistent with the RJ Plan and applicable law to implement the RJ Plan. Consistent with the RJ Plan and pursuant to such authority granted under the RJ Plan, the Debtors have supplemented the Payment Option Notice templates that were attached to the RJ Plan as Exhibit 4.5.5 to collect the information necessary to implement the procedures described in this Statement and enable Eligible Bondholders to make a Recovery Election. Accordingly, to make a valid Recovery Election, each Bondholder must deliver a properly completed and duly executed Small Bondholder Payment Option Notice in the form attached as Exhibit E to this Statement or a Verified Bondholder Payment Option Notice in the form attached as Exhibit F to this Statement, and should NOT submit the template forms that were attached as Exhibit 4.5.5 to the RJ Plan. Any Bondholder that only submits the template forms that were attached as Exhibit 4.5.5 of the RJ Plan will not be deemed to have made a valid Recovery Election.

Qualified Bondholder and Non-Qualified Bondholder Status

For purposes of the procedures described in this Statement:

•         A “Qualified Bondholder” is a Verified Bondholder that:

o    is the beneficial owner of Bondholder Credits in an amount of US$750,000 or more; and

o    if such Verified Bondholder is resident in the European Economic Area, has represented to Oi that such Verified Bondholder is a “qualified investor” (as defined under Directive 2003/71/EC, as amended (the “Prospectus Directive”) and any relevant implementing measure in any Member State of the European Economic Area) (a “Qualified Investor”); and

•         A “Non-Qualified Bondholder” is an Eligible Bondholder that is the beneficial owner of Bondholder Credits in an amount of less than US$750,000.

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Each Small Bondholder will be deemed to be a Non-Qualified Bondholder. For information regarding the procedures that will be undertaken by Oi to determine whether a Verified Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder, see Part III hereof.

Oi will NOT make a determination as to whether any Verified Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder until AFTER the Election Deadline and determinations of Oi will be final and binding, absent manifest error. As a result, any Bondholder that is not certain as to whether it will be deemed a Qualified Bondholder or a Non-Qualified Bondholder is urged to make elections on its Verified Bondholder Payment Option Notice as BOTH a Qualified Bondholder and a Non-Qualified Bondholder.

Lists of Bondholders Eligible to Participate in Subsequent Exchange offer and Non-Qualified Settlement Procedure

Following the Election Deadline, Oi will tabulate the Small Bondholder Payment Option Notices and Small Bondholder Proofs of Holdings that it has received from Bondholders in order to compile the Small Bondholder Election List (as defined herein).

Following the Verified Bondholder Proof of Holdings Deadline, the Election Tabulation Agent will:

•         Tabulate for Oi the Verified Bondholder Proofs of Holdings received from Verified Bondholders as of the Verified Bondholder Proof of Holdings Deadline to (1) determine the aggregate amount of Bondholder Credits held by each Verified Bondholder as of the Election Deadline in accordance with the procedures described in this Statement, and (2) determine whether each Verified Bondholder that has submitted a Verified Bondholder Proof of Holdings in accordance with the procedures described in this Statement is a Qualified Bondholder or a Non-Qualified Bondholder; and

•         Tabulate for Oi the Verified Bondholder Payment Option Notices received from Verified Bondholders as of the Election Deadline in order to compile the Qualified Election List (as defined herein) and the Non-Qualified Election List (as defined herein).

Only Bondholders that appear on the Qualified Election List will be eligible to have Bonds accepted in the subsequent Exchange Offer. Only Bondholders that appear on the Non-Qualified Election List and the Small Bondholder Election List will be eligible to have Bonds accepted in the subsequent Non-Qualified Settlement Procedure.

Assignments of Recovery Elections

Persons that acquire beneficial interests in any Bonds after the Election Deadline will not be entitled to make a Recovery Election with respect to the acquired Bonds, but will ONLY be entitled to receive the Default Recovery with respect to those Bonds, unless the transferor of the Bonds is included on the Qualified Election List or the Non-Qualified Election List and the transferor and transferee of such Bonds have complied with the provisions for the assignment of the Recovery Election with respect to such Bonds described in Part III of this Statement.

Settlement of Recovery Elections

As promptly as practical following the last to occur of the Settlement Conditions (as defined herein), Oi will commence (1) an offer of the Qualified Recovery to Qualified Bondholders in exchange for the tender of their Bonds, upon the terms and subject to the conditions and procedures set forth in the Exchange Offer Memorandum (as defined herein) (the “Exchange Offer”), and (2) a settlement of the Non-Qualified Recovery pursuant to which Non-Qualified Bondholders may surrender their Bonds and receive the Non-Qualified Recovery, upon the terms and subject to the conditions and procedures set forth in the Non-Qualified Settlement Information Statement (as defined herein) (the “Non-Qualified Settlement Procedure”).

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The Exchange Offer

Oi expects to commence the Exchange Offer by (1) publishing a press release announcing the commencement of the Exchange Offer, and (2) distributing an Exchange Offer Memorandum (as defined herein) describing the Company, the New Notes, the New Shares, the PTIF Shares and the Warrants, and the procedures through which Bondholders appearing on the Qualified Election List may participate in the Exchange Offer to obtain New Notes, New Shares, PTIF Shares and Warrants. For more information regarding the subsequent Exchange Offer, see Part III hereof.

The Non-Qualified Settlement Procedure

Oi expects to commence the Non-Qualified Settlement Procedure by (1) publishing a press release announcing the commencement of the Non-Qualified Settlement Procedure, and (2) distributing a Non-Qualified Settlement Information Statement (as defined herein) describing the Company, the Non-Qualified Credit Agreement and the procedures through which Bondholders appearing on the Non-Qualified Election List and the Small Bondholder Election List may participate in the Non-Qualified Settlement Procedure to obtain a participation interest in the Non-Qualified Credit Agreement. For more information regarding the Non-Qualified Settlement Procedure, see Part III hereof.

* * *

THIS STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES. THE SECURITIES TO BE ISSUED IN THE EXCHANGE OFFER WILL BE OFFERED THROUGH AN EXCHANGE OFFER MEMORANDUM TO BE DISTRIBUTED FOLLOWING THE SATISFACTION OF THE SETTLEMENT CONDITIONS AND WILL BE ISSUED UPON THE SATISFACTION OF THE CONDITIONS SET FORTH IN SUCH EXCHANGE OFFER MEMORANDUM, THE EXPIRATION OF THE EXCHANGE OFFER AND THE ACCEPTANCE OF BONDS PROPERLY TENDERED IN THE EXCHANGE OFFER.

OI WILL NOT ACCEPT BONDS SURRENDERED IN THE NON-QUALIFIED SETTLEMENT PROCEDURE OR THE TENDERS OF BONDS IN THE EXCHANGE OFFER FROM BONDHOLDERS IN JURISDICTIONS IN WHICH THE OFFER AND SALE OF THE NON-QUALIFIED RECOVERY (AS DEFINED HEREIN) OR QUALIFIED RECOVERY (AS DEFINED HEREIN) IN THE MANNER SET FORTH IN THE RELATED NON-QUALIFIED SETTLEMENT INFORMATION STATEMENT OR EXCHANGE OFFER MEMORANDUM, RESPECTIVELY, WOULD BE UNLAWFUL.

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PART II

NOTICE TO BONDHOLDERS

The purpose of this Statement is to enable you, as a Bondholder, to make an informed decision in exercising your right to make a Recovery Election. In the Debtors’ good faith belief, the procedures set forth in this Statement that Bondholders must follow to make a Recovery Election are in all respects consistent with the RJ Plan.

THIS STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES. THIS STATEMENT CONTAINS IMPORTANT INFORMATION THAT MAY BEAR UPON YOUR DECISION REGARDING YOUR RECOVERY ELECTION. PLEASE READ THIS DOCUMENT WITH CARE AND DO NOT IGNORE ANY PORTION OF THIS DOCUMENT. EACH BONDHOLDER SHOULD READ THIS STATEMENT AND THE RJ PLAN IN THEIR ENTIRETY BEFORE MAKING A RECOVERY ELECTION.

RJ PLAN SUMMARIES AND STATEMENTS MADE IN THIS STATEMENT ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE ORIGINAL PORTUGUESE VERSION OF THE RJ PLAN AND THE EXHIBITS ATTACHED TO THE RJ PLAN, AND SHOULD NOT BE INTERPRETED AS MODIFYING ANY OF THE SUBSTANTIVE OR ECONOMIC PROVISIONS OF THE ORIGINAL PORTUGUESE VERSION OF THE RJ PLAN, WHICH SHALL ALWAYS CONTROL; PROVIDED THAT THE FOREGOING STATEMENT SHALL NOT IN ANY WAY BE CONSTRUED AS LIMITING THE RIGHTS OF THE DEBTORS UNDER Section 11.1.1 of THE RJ PLAN TO TAKE any and all appropriate or required ACTIONS CONSISTENT WITH THE RJ PLAN and applicable law TO IMPLEMENT THE RJ pLAN. THE STATEMENTS CONTAINED IN THIS STATEMENT ARE MADE ONLY AS OF THE DATE OF THIS STATEMENT, AND THERE CAN BE NO ASSURANCE THAT THE STATEMENTS CONTAINED HEREIN WILL BE CORRECT AT ANY TIME AFTER SUCH DATE.

ALTHOUGH THIS STATEMENT HAS BEEN PREPARED IN A MANNER WHICH INCLUDES INFORMATION THAT IS IN MATERIAL RESPECTS COMPARABLE TO THE INFORMATION FOUND IN A DISCLOSURE STATEMENT REQUIRED BY TITLE 11 OF THE UNITED STATES CODE (THE “BANKRUPTCY CODE”) AND THE FEDERAL RULES OF BANKRUPTCY PROCEDURE IN A CHAPTER 11 CASE, THE BRAZILIAN BANKRUPTCY LAW DOES NOT CONTAIN ANY EQUIVALENT REQUIREMENTS. THIS STATEMENT IS NOT INTENDED TO BE THE EQUIVALENT OF A CHAPTER 11 DISCLOSURE STATEMENT, AND THE BANKRUPTCY CODE IMPOSES NO REQUIREMENTS ON NON-CHAPTER 11 DEBTORS TO FILE A DISCLOSURE DOCUMENT THAT IS EQUIVALENT TO A CHAPTER 11 DISCLOSURE STATEMENT. THIS STATEMENT HAS NOT BEEN APPROVED BY THE JUDICIAL REORGANIZATION COURT OR ANY OTHER COURT OF COMPETENT JURISDICTION. NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY WHICH MAY HAVE COMPETENT JURISDICTION HAS APPROVED OR DISAPPROVED THIS STATEMENT, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS STATEMENT OR THE ACCURACY OR ADEQUACY OF THIS STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PERSONS OR ENTITIES TRADING IN OR OTHERWISE PURCHASING, SELLING, OR TRANSFERRING SECURITIES OR CLAIMS OF THE DEBTORS SHOULD EVALUATE THIS STATEMENT AND THE RJ PLAN IN LIGHT OF THE PURPOSE FOR WHICH THEY WERE PREPARED AND THE REQUIREMENTS OF APPLICABLE LAW.

THE DEBTORS URGE EACH PARTY IN INTEREST TO CONSULT WITH ITS OWN LEGAL, FINANCIAL, SECURITIES, TAX OR BUSINESS ADVISORS WITH RESPECT TO THE MATTERS DESCRIBED HEREIN. THE INFORMATION CONTAINED IN THIS STATEMENT DOES NOT CONSTITUTE LEGAL, FINANCIAL, SECURITIES, TAX OR BUSINESS ADVICE AND SHOULD NOT BE RELIED UPON AS SUCH.

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Except for the Debtors and certain of the professionals they have retained, no person has been authorized to use or promulgate any information concerning the Debtors, their businesses, or the RJ Plan other than the information contained in this Statement, and if any such other information is given or made, such information may not be relied upon as having been authorized by the Debtors.

After carefully reviewing this Statement, including the attached Exhibits, please decide whether to make a Recovery Election and, should you decide to do so, please expressly communicate your Recovery Election by submitting your Payment Option Notice, in the appropriate manner and form as described herein, no later than the Election Deadline (except as otherwise expressly provided herein) in accordance with the procedures described herein. Recovery Elections which are made in any other manner will not be accepted and any such submission may result in your receiving the Default Recovery in respect of your Bondholder Credits evidenced by the Bonds you beneficially hold. All Payment Option Notices must be actually received by, in the case of Verified Bondholders, the Election Tabulation Agent, and, in the case of Small Bondholders, the Company, no later than the Election Deadline (i.e., February 26, 2018 at 11:59 p.m., Brasília time, unless the Election Deadline is extended). Further, all Proofs of Holdings must be actually received by, in the case of Verified Bondholders, the Election Tabulation Agent no later than the Verified Bondholder Proof of Holdings Deadline (i.e., March 5, 2018, at 5 p.m., New York City time), and, in the case of Small Bondholders, the Company no later than the Election Deadline (i.e., February 26, 2018, at 11:59 p.m., Brasília time time). For detailed instructions, see Parts III and IX hereof. Any questions you may have regarding the contents of this Statement or the Exhibits attached hereto should be addressed to the Election Tabulation Agent, whose name, address, and phone number of the person you may contact are set forth on the back cover of this Statement.

THE DEBTORS URGE ALL BONDHOLDERS ENTITLED TO MAKE A RECOVERY ELECTION TO CAREFULLY CONSIDER THE INFORMATION CONTAINED IN THIS STATEMENT BEFORE DECIDING WHETHER TO MAKE A RECOVERY ELECTION. EACH BONDHOLDER THAT WISHES TO SUBMIT A RECOVERY ELECTION SHOULD CAREFULLY PREPARE AND SUBMIT THE PAYMENT OPTION NOTICE AS DESCRIBED HEREIN AND IN THE APPROPRIATE FORM OF PAYMENT OPTION NOTICE ATTACHED HERETO AS EXHIBIT E OR EXHIBIT F, AS APPLICABLE, TO ENSURE THAT THEIR RECOVERY ELECTION IS PROPERLY RECORDED BY THE ELECTION TABULATION AGENT ON BEHALF OF OI.

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PART III

BONDHOLDER RECOVERY ELECTION PROCEDURES

Under the RJ Plan, each Bondholder is entitled to receive the Qualified Recovery, the Non-Qualified Recovery or the Default Recovery in respect of the Bondholder Credits evidenced by the Bonds such Bondholder beneficially holds depending on (1) whether such Bondholder is an Eligible Bondholder, (2) whether such Bondholder makes a valid Recovery Election in accordance with the terms of the RJ Plan and the procedures described in this Statement , and (3) whether such Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder.

Forms of Bondholder Recovery

The forms of recovery which Bondholders are entitled to receive under the RJ Plan in respect of the Bondholder Credits evidenced by the Bonds they beneficially hold are the Qualified Recovery, the Non-Qualified Recovery or the Default Recovery.

Bondholders that do not make a valid Recovery Election at or prior to the Election Deadline will ONLY be entitled to the Default Recovery. Bondholders are STRONGLY URGED to review the descriptions of the forms of recovery for which they are eligible, and timely determine whether to make a Recovery Election and submit a Payment Option Notice in the manner described in this Statement.

Qualified Recovery

The “Qualified Recovery” for which Qualified Bondholders will be eligible will consist of New Notes, New Shares, PTIF Shares and Warrants in amounts determined based on the Bondholder Credits evidenced by the Bonds of each series held by a Bondholder that appears on the Qualified Election List, subject to the substitution of the Default Recovery with respect to a portion of such Bondholder Credits. For illustrative purposes, a Bondholder that is entitled to the Qualified Recovery and holds US$1,000 of Bondholder Credits evidenced by Bonds will receive in lieu of such US$1,000 of Bondholder Credits

•         US$195.61 aggregate principal amount of notes on the terms described in Section 4.3.3.3 of the RJ Plan and Exhibit 4.3.3.3(f) thereto (the “New Notes”);

•         179.09 common shares of Oi (“New Shares”), which may be issued in the form of American Depositary Receipts (“ADRs”), subject to reduction in the event that any common shares of Oi are subscribed in the pre-emptive offer of the aggregate number of New Shares that Oi is required to conduct prior to issuing New Shares to the Bondholders, in which event such Bondholder will receive the cash proceeds related to the number of New Shares by which such allocation was reduced;

•         13.75 common shares of Oi currently held by PTIF, which may be issued in the form of ADRs (the “PTIF Shares”); and

•         warrants to acquire 13.78 New Shares of Oi for at an exercise price of US$0.01 per common shares as further described in Section 4.3.3.6 of the RJ Plan (the “Warrants”).

Non-Qualified Recovery

The “Non-Qualified Recovery” for which Non-Qualified Bondholders will be eligible will consist of a participation interest under a credit agreement to be entered into between the Debtors and an administrative agent on the terms described in Section 4.3.3.1 of the RJ Plan and Exhibit 4.3.3.1(f) thereto (the “Non-Qualified Credit Agreement”) in an amount determined based on the Bondholder Credits evidenced by the Bonds of each series held by a Bondholder that appears on the Non-Qualified Election List, subject to the substitution of the Default Recovery with respect to a portion of such Bondholder Credits. For illustrative purposes, a Bondholder that is entitled to the Non-Qualified Recovery and holds US$1,000 of Bondholder Credits evidenced by Bonds will receive in lieu of such US$1,000 of Bondholder Credit, a participation of US$500 principal amount under the Non-Qualified Credit Agreement, subject to pro ration in the event that the total Bondholder Credits evidenced by Bonds that are accepted in the subsequent Non-Qualified Settlement Procedure exceeds US$500 million.

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In the event that the total Bondholder Credits evidenced by Bonds that are accepted in the subsequent Non-Qualified Settlement Procedure exceeds US$500 million, the principal amount of the participation in the Non-Qualified Credit Agreement that each Bondholder that is entitled to the Non-Qualified Recovery will receive will be ratably reduced to the extent necessary to ensure that the aggregate principal amount of the Non-Qualified Credit Agreement does not exceed US$500 million, and in lieu of such participation in the Non-Qualified Credit Agreement, such Bondholder’s will receive the Default Recovery.

Default Recovery

Bondholders that (1) are not deemed to be Eligible Bondholders, (2) do not make a valid Recovery Election, or (3) make a Recovery Election, but do not participate in the subsequent Exchange Offer or the Non-Qualified Settlement Procedure, will only be entitled to the Default Recovery specified in Section 4.3.6 of the RJ Plan in the amount described in the RJ Plan and in this Statement.

The Default Recovery will consist of an unsecured right to payment of 100% of the principal amount of the Bondholder Credits of a Bondholder entitled to the Default Recovery (the “Default Recovery Entitlement”), payable in five equal annual installments commencing on the 21st anniversary of the Confirmation Date or the 21st anniversary of the later date the grace begins to run with respect to creditors located in the United States, the United Kingdom, the Netherlands or Portugal (i.e., the “Acknowledgement of the Plan” in any such creditor’s jurisdiction). A Bondholder’s Default Recovery Entitlement will be denominated in the currency of the Bonds with respect to which the Default Recovery Entitlement relates. The Default Recovery Entitlement with respect to Bonds denominated in U.S. dollars or euros will not bear any interest. The Default Recovery Entitlement with respect to Bonds denominated in Brazilian reais will bear interest at the Brazilian TR rate (payable together with the last installment of principal), which will accrue as additional principal amount of the Default Recovery Entitlement during a 20-year grace period beginning on, with respect to creditors located in jurisdictions other than the United States, the United Kingdom, the Netherlands or Portugal, the Confirmation Date and, with respect to creditors located in the United States, the United Kingdom, the Netherlands or Portugal, the date the applicable Required Foreign Order is entered in each such jurisdiction (or, in the case of the United Kingdom and as the case may be, the satisfaction of the Alternative UK Settlement Condition) (i.e., the “Acknowledgement of the Plan” in any such creditor’s jurisdiction), and thereafter be payable together with payments of principal amount of the Default Recovery Entitlement. The principal and accrued interest with respect to the Default Recovery Entitlement may be redeemed at any time and from time to time, in whole or in part, by the Debtors at a redemption price of 15% of the aggregate principal amount of the Default Recovery Entitlement.

Status as Eligible Bondholder

Section 4.5.5 of the RJ Plan specifies that only Eligible Bondholders are permitted to make a Recovery Election. A Bondholder that is the beneficial owner of Bondholder Credits in excess of R$50,000 will be deemed to have individualized Bondholder Credits if such Bondholder has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Bondholder Decision regarding the procedure and documentation required to be submitted for the purposes of individualized exercise of the right of petition, voice and vote at the GCM, as evidenced by:

•         such Bondholder appearing on the on the JA Bondholder List denominated “Download PJ”; or

•         such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of the JA Bondholder List denominated “Download PF.”

A Bondholder that is the beneficial owner of Bondholder Credits of R$50,000 or less that did not participate in the Small Creditor Program may individualize its Bondholder Credits by providing a Small Bondholder Proof of Holdings directly to Oi together with a Small Bondholder Payment Option Notice in accordance with the procedures described in this Statement.

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A Bondholder that is the beneficial owner of Bondholder Credits of R$50,000 or less and participated in the Small Creditor Program cannot become an Eligible Bondholder as such Bondholder will have received the entire amount of its recovery under the RJ Plan prior to the Expiration Date under the terms of the Small Creditor Program.

A Bondholder that is not deemed to be an Eligible Bondholder will NOT be entitled to make a Recovery Election and will ONLY be entitled to the Default Recovery with respect to its Bondholder Credits. Bondholders are STRONGLY URGED to review the procedures to qualify as Eligible Bondholders and make a Recovery Election. Any Bondholder that (1) is the beneficial owner of an aggregate amount of Bondholder Credits of more than R$50,000, (2) did not individualize Bonds before the Judicial Reorganization Court in accordance with the procedure established in the Bondholder Decision (including any beneficial owner of Bonds that individualized Bonds in order to participate in the in the Small Creditor Program as such Bonds have not been individualized before the Judicial Reorganization Court in accordance with the procedure established in the Bondholder Decision), and (3) would like to make a Recovery Election MUST take steps to petition the Judicial Reorganization Court to individualize its Bondholder Credits at or before the Election Deadline in sufficient time to be able to submit a valid Recovery Election. This procedure may require a Bondholder to retain counsel in Brazil and may be time-consuming. Bondholders are advised to undertake this procedure on a timely basis. The Debtors can provide no assurances that the Judicial Reorganization Court will grant any petitions presented to the Judicial Reorganization Court with respect to the individualization of Bondholder Credits after the deadline contained in the Bondholder Decision, which was September 18, 2017.

The procedures that an Eligible Bondholder must follow to make a valid Recovery Election depend on whether an Eligible Bondholder is a Verified Bondholder or a Small Bondholder. Eligible Bondholders will be deemed to be Verified Bondholders or Small Bondholders for purposes of the procedures described in this Statement depending on the following criteria:

•         Any Bondholder that (1) has not individualized Bonds, (2) is the beneficial owner of an aggregate amount of Bondholder Credits of R$50,000 or less, as verified by Oi pursuant to the procedures described herein, and (3) did not participate in the Small Creditor Program will be deemed to be a Small Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a legal entity and that has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PJ”) will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a natural person that (1) has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List), and (2) is the beneficial owner of Bondholder Credits in excess of R$50,000 will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a natural person that (1) has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List), and (2) is the beneficial owner of Bondholder Credits of R$50,000 or less will be deemed to be a Small Bondholder for purposes of the procedures described in this Statement.

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•         Any Bondholder that (1) holds an aggregate amount of Bondholder Credits of more than R$50,000, and (2) successfully petitions the Judicial Reorganization Court to individualize its Bondholder Credits prior to the Election Deadline (as evidenced by such Bondholder appearing on a list provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bondholder Credits before the Judicial Reorganization Court subsequent to the date of this Statement) will be deemed to be a Verified Bondholder for purposes of the procedures described in the Statement.

Determination of Amount of Bondholder Credits

For purposes of the procedures described in this Statement, the aggregate amount of Bondholder Credits (denominated in U.S. dollars) held by each Bondholder that has submitted a valid Small Bondholder Proof of Holdings or Verified Bondholder Proof of Holdings (the “Bondholder Credits Amount”) will be calculated by converting each 1,000 principal amount of the Bonds (whether denominated in US dollars, euros or Brazilian reais) of each series held by such Bondholder (as set forth in such Bondholder’s Small Bondholder Proof of Holdings or Verified Bondholder Proof of Holdings, as applicable) into an amount of Bondholder Credits in accordance with the following table:

Series of Bonds	Native Currency	Interest Accrual in Native Currency	Applicable Exchange Rate	Bondholder Credits Amount in US$(1)

Oi’s 9.75% Senior Notes due 2016	R$	25.73	3.2845	312.29
Oi’s 5.125% Senior Notes due 2017		€26.33	1.1770	1,207.98
Oi’s 9.50% Senior Notes due 2019	US$	15.04	1.000	1,015.04
Oi’s 5.50% Senior Notes due 2020	US$	8.71	1.000	1,008.71
PTIF’s 6.25% Notes due 2016		€25.07	1.1770	1,206.51
PTIF’s 4.375% Notes due March 2017		€10.55	1.1770	1,189.41
PTIF’s 5.242% Notes due November 2017		€32.51	1.1770	1,215.27
PTIF’s 5.875% Notes due 2018		€10.30	1.1770	1,189.12
PTIF’s 5.00% Notes due 2019		€31.28	1.1770	1,213.82
PTIF’s 4.625% Notes due 2020		€5.45	1.1770	1,183.41
PTIF’s 4.50% Notes due 2025		€0.49	1.1770	1,177.58
Oi Coop’s 5.625% Senior Notes due 2021		€55.94	1.1770	1,242.84
Oi Coop’s 5.75% Senior Notes due 2022	US$	20.76	1.000	1,020.76

______________

(1)   For Bonds denominated in reais, represents (a) the sum of R$1,000 plus the interest accrual in reais, divided by (b) the applicable exchange rate.

For Bonds denominated in euros, represents (a) the sum of €1,000 plus the interest accrual in euros, multiplied by (b) the applicable exchange rate.

Procedure for Small Bondholders to Make a Recovery Election

To make a valid Recovery Election, a Small Bondholder must deliver to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brazil at or prior to 11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended:

•         a properly completed and duly executed Small Bondholder Payment Option Notice in the form attached to this Statement as Exhibit E in which such Small Bondholder elects to participate in the subsequent Non-Qualified Settlement Procedure in which it may surrender its beneficial interests in its Bondholder Credits evidenced by its Bonds and receive in lieu thereof the Non-Qualified Recovery (such Recovery Election, a “Small Bondholder Recovery Election”); and

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•         a Small Bondholder Proof of Holdings evidencing the principal amount of each series of Bonds beneficially owned by such Small Bondholder on the date of its Small Bondholder Payment Option Notice, in each case, in accordance with the procedures described in this Statement. Small Bondholder may not make a valid Recovery Election by uploading documents onto the Election Website.

A Small Bondholder must deliver a Small Bondholder Proof of Holdings to Oi together with its Small Bondholder Payment Option Notice. A Small Bondholder Proof of Holdings must be in the form of:

•         a screen shot;

•         a brokerage or custodian account statement; or

•         similar documentary evidence acceptable to Oi in its sole discretion in each case, evidencing the principal amount of each series of Bonds beneficially owned by such Small Bondholder on the date its Small Bondholder Payment Option Notice.

Small Bondholders are urged to carefully read the instructions to the Small Bondholder Payment Option Notice included as part of the form of Small Bondholder Payment Option Notice attached hereto as Exhibit E and to carefully review the procedures described in this Statement. No Small Bondholder Payment Option Notices or Small Bondholder Proofs of Holdings will be accepted from Small Bondholders by Oi after the Election Deadline. Failure to follow the procedures described in this Statement or to comply with the deadlines set forth in this Statement will result in any attempt to make a Recovery Election to be deemed invalid.

By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice, or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

Please note that Section 11.1.1 of the RJ Plan permits the Debtors to take any and all appropriate or required actions consistent with the RJ Plan and applicable law to implement the RJ Plan. Consistent with the RJ Plan and pursuant to such authority granted under the RJ Plan, the Debtors have supplemented the Payment Option Notice templates that were attached to the RJ Plan as Exhibit 4.5.5 to collect the information necessary to implement the procedures described in this Statement and enable Eligible Bondholders to make a Recovery Election. Accordingly, to make a valid Recovery Election, each Small Bondholder must deliver a properly completed and duly executed Small Bondholder Payment Option Notice in the form attached as Exhibit E to this Statement, and should NOT submit the template forms that were attached as Exhibit 4.5.5 to the RJ Plan. Any Bondholder that only submits the template forms that were attached as Exhibit 4.5.5 of the RJ Plan will not be deemed to have made a valid Recovery Election.

The deadline to submit a properly completed and duly executed Small Bondholder Payment Option Notice and a Small Bondholder Proof of Holdings to Oi is the Election Deadline (11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended). No Small Bondholder Payment Option Notices or Small Bondholder Payment Proofs of Holdings will be accepted by Oi after the Election Deadline.

Following the Election Deadline, Oi will calculate the Bondholder Credits Amount held by each Bondholder that has submitted a Small Bondholder Proof of Holdings and determine the Bondholder Credits Amount of each such Bondholder as of the date of its Small Bondholder Payment Option Notice as converted into Brazilian reais at the exchange rate of R$3.2845 per US$1.00. In the event that the Bondholder Credits Amount of such Bondholder, as so converted into Brazilian reais, is verified by Oi to be less than or equal to R$50,000, such Bondholder shall be deemed to be a Small Bondholder for purposes of the procedures described in this Statement. This determination by Oi shall be final and binding, absent manifest error. If such Bondholder is not deemed to be a Small Bondholder, any Small Bondholder Payment Option Notice delivered by such Bondholder shall be deemed to be invalid.

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The Debtors shall be entitled to rely upon the information submitted by any Bondholder in a Small Bondholder Proof of Holdings in determining whether such Bondholder is a Small Bondholder. Oi will NOT make a determination as to whether any Bondholder is a Small Bondholder until AFTER the Election Deadline and determinations of Oi will be final and binding, absent manifest error.

Small Bondholders that do not make a valid Recovery Election at or prior to the Election Deadline will ONLY be entitled to the Default Recovery. Small Bondholders are STRONGLY URGED to review the descriptions of the forms of recovery for which they are eligible, and timely determine whether to make a Recovery Election and submit a Small Bondholder Payment Option Notice and Small Bondholder Proof of Holdings in the manner described in this Statement.

Procedure for Verified Bondholders to Make a Recovery Election

To make a Recovery Election, Verified Bondholders must follow the procedures applicable to Verified Bondholders described in this Statement. These procedures will be administered by D.F. King, in its capacity as Election Tabulation Agent. Failure to follow the procedures described in this Statement will result in any attempt to make a Recovery Election to be deemed invalid. Verified Bondholders that wish to make a valid Recovery Election are urged to carefully review the procedures described in this Statement.

To make a valid Recovery Election, a Verified Bondholder must:

  register on the Election Website administered by the Election Tabulation Agent at https://www.dfkingltdevents.com in accordance with the procedures described in this Statement and on the Election Website. Bondholders can access a copy of this Statement and the form of Verified Bondholder Payment Option Notice and other important documents and information regarding the procedure to make a Recovery Election on the Election Website.

•         deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended, a properly completed and duly executed Verified Bondholder Payment Option Notice in the form attached to this Statement as Exhibit F in accordance with the procedures described in this Statement; and

•         deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 5:00 p.m., New York City time, on March 5, 2018, unless the Verified Bondholder Proof of Holdings Deadline is extended, a Verified Bondholder Proof of Holdings evidencing the principal amount of each series of Bonds beneficially owned by such Verified Bondholder as of the Election Deadline in accordance with the procedures described in this Statement.

In its Verified Bondholder Payment Option Notice, a Verified Bondholder may:

•         in the event that such Verified Bondholder is a deemed to be Qualified Bondholder, elect to participate in the subsequent Exchange Offer in which it may tender its beneficial interests in the Bondholder Credits evidenced by its Bonds and receive in lieu thereof the Qualified Recovery; and/or

•         in the event that such Verified Bondholder is a deemed to be a Non-Qualified Bondholder, elect to participate in the subsequent Non-Qualified Settlement Procedure in which it may surrender its beneficial interests in the Bondholder Credits evidenced by its Bonds and receive in lieu thereof the Non-Qualified Recovery.

In order to make a valid Recovery Election, a Verified Bondholder must submit a Verified Bondholder Proof of Holdings in the form of:

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•         a screen shot; or

•         a certificate or account statement issued by the Bondholder’s broker, securities custodian or custodian bank,

in each case, evidencing the principal amount of each series of Bonds beneficially owned by such Verified Bondholder as of the Election Deadline.

Verified Bondholders are urged to carefully read the instructions to the Verified Bondholder Payment Option Notice included as part of the form of Verified Bondholder Payment Option Notice attached hereto as Exhibit F and to carefully review the procedures described in this Statement. No Verified Bondholder Payment Option Notices will be accepted by the Election Tabulation Agent on behalf of Oi after the Election Deadline and no Verified Bondholder Proofs of Holdings will be accepted by the Election Tabulation Agent on behalf of Oi after the Verified Bondholder Proof of Holdings Deadline. Failure to follow the procedures described in this Statement or to comply with the deadlines set forth in this Statement will result in any attempt to make a Recovery Election to be deemed invalid.

Please note that Section 11.1.1 of the RJ Plan permits the Debtors to take any and all appropriate or required actions consistent with the RJ Plan and applicable law to implement the RJ Plan. Consistent with the RJ Plan and pursuant to such authority granted under the RJ Plan, the Debtors have supplemented the Payment Option Notice templates that were attached to the RJ Plan as Exhibit 4.5.5 to collect the information necessary to implement the procedures described in this Statement and enable Eligible Bondholders to make a Recovery Election. Accordingly, to make a valid Recovery Election, each Verified Bondholder must deliver a properly completed and duly executed Verified Bondholder Payment Option Notice in the form attached as Exhibit F to this Statement, and should NOT submit the template forms that were attached as Exhibit 4.5.5 to the RJ Plan. Any Bondholder that only submits the template forms that were attached as Exhibit 4.5.5 of the RJ Plan will not be deemed to have made a valid Recovery Election.

The deadline to deliver a properly completed and duly executed Verified Bondholder Payment Option Notice to the Election Tabulation Agent 11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended. No Verified Bondholder Payment Option Notices will be accepted by the Election Tabulation Agent after the Election Deadline.

The deadline to deliver Verified Bondholder Proof of Holdings to the Election Tabulation Agent is 5:00 p.m., New York City time, on March 5, 2018, unless the Verified Bondholder Proof of Holdings Deadline is extended). No Verified Bondholder Proof of Holdings will be accepted by Election Tabulation Agent after the Verified Bondholder Proof of Holdings Deadline.

Verified Bondholders that do not make a valid Recovery Election at or prior to the Election Deadline will ONLY be entitled to the Default Recovery. Verified Bondholders are STRONGLY URGED to review the descriptions of the forms of recovery for which they are eligible, and timely determine whether to make a Recovery Election and submit a Verified Bondholder Payment Option Notice and Verified Bondholder Proof of Holdings in the manner described in this Statement.

Following the Election Deadline, the Election Tabulation Agent will confirm to Oi whether each Bondholder that delivered a Verified Bondholder Payment Option Notice appears:

•         on the JA Bondholder List denominated “Download PJ”;

•         on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List; or

•         a JA Bondholder List provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bondholder Credits before the Judicial Reorganization Court subsequent to the date of this Statement.

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If any Verified Bondholder that delivered a Verified Bondholder Payment Option Notice does not appear on one of the foregoing JA Bondholder List or the name of the Verified Bondholder thereon does not match the name in the JA Bondholder Lists, Oi will determine that such Bondholder is not a Verified Bondholder and the Verified Bondholder Payment Option Notice delivered by such Bondholder shall be deemed to be invalid. In addition, following the Verified Bondholder Proof of Holdings Deadline, the Election Tabulation Agent will confirm to Oi whether each Bondholder that (1) delivered a Verified Bondholder Payment Option Notice, and (2) appears on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List has delivered a Verified Bondholder Proof of Holdings demonstrating that such Bondholder is the beneficial owner of an aggregate amount of Bondholder Credits in excess of R$50,000 (calculated in the manner set forth above under the caption “— Procedure for Small Bondholders to Make a Recovery Election”). If such Bondholder is not the beneficial owner of an aggregate amount of Bondholder Credits in excess of R$50,000, the Verified Bondholder Payment Option Notice delivered by such Bondholder shall be deemed to be invalid.

The Debtors shall be entitled to rely upon the JA Bondholder Lists and the information submitted by any Bondholder in a Verified Bondholder Proof of Holdings in determining whether such Bondholder is a Verified Bondholder. Oi will NOT make a determination as to whether any Bondholder is a Verified Bondholder until AFTER the Election Deadline and determinations of Oi will be final and binding, absent manifest error.

Documentation Required from Verified Bondholders to Facilitate Regulatory Approvals

Pursuant to the RJ Plan, the issuance of the New Shares in the Exchange Offer is conditioned upon, among other things, the receipt of any applicable authorizations of Administrative Council for Economic Defense – CADE (“CADE”) and the Brazilian National Telecommunications Agency, Agência Nacional de Telecomunicações (“ANATEL”). Under Brazilian law, Oi must obtain the prior approval of ANATEL before engaging in any transaction (such as the Exchange Offer) which could result in a change of its corporate control. In addition, an acquisition of a minority interest in Oi’s share capital or voting share capital may be subject to prior notification to CADE. In order to obtain any applicable authorizations of CADE and ANATEL, Oi or each Bondholder that will receive New Shares must provide with respect to each such Bondholder declarations to:

•         CADE confirming that each Verified Bondholder, or the economic group to which such Verified Bondholder belongs, does not hold an interest equal to or greater than 10% in the share capital or voting share capital, nor have any members from its management bodies who are also members of management and/or monitoring bodies, of any other telecom company or of a company with activities in a vertically integrated market;

•         ANATEL confirming that (1) the corporate control or ownership of more than 50% of the Verified Bondholder’s total and voting capital is not held directly, indirectly or through a company under common control, by broadcasting concessionaires and licensees and/or by audiovisual producers and programmers based in Brazil, (2) the Verified Bondholder does not hold, directly, indirectly or through a company under common control with the Verified Bondholder, the control or ownership of more than 30% of the total and voting capital of broadcasting concessionaires and licensees and/or audiovisual producers and programmers based in Brazil, and (3) there are no partners or shareholders in the Verified Bondholder’s corporate structure, regardless of their participation in its capital stock, with any kind of relationship with broadcasting concessionaires and licensees, and/or audiovisual producers and programmers based in Brazil;

•         ANATEL confirming that the Verified Bondholder does not directly or indirectly (through subsidiaries, controlling shareholders or affiliates) hold service licenses for Cable TV, Multichannel Multipoint Signal Distribution, Distribution of Television and Audio Signals by Satellite or Special Service Pay Television;

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•         ANATEL confirming that the Verified Bondholder does not participate, by itself of through its controlled or affiliated entities, in the corporate control of other telecommunication service providers in the same region, locality or area and for the same kind of service already granted; and

•         ANATEL confirming that the Verified Bondholder has not been punished by ANATEL with a forfeiture declaration during the two years prior to the acquisition of shares of Oi.

To facilitate the authorizations of CADE and ANATEL, Oi is requesting each Verified Bondholder to complete a representation letter and declarations to CADE and ANATEL with respect to the foregoing and deliver executed copies of these documents to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brazil no later than the Election Deadline. Forms of the representation letter and the declarations are available on the Election Website.

In the event that a Verified Bondholder does not deliver each of the CADE and ANATEL declarations to Oi (whether because the statements made therein are not accurate with respect to such Verified Bondholder or otherwise), Oi will submit an application for prior consent of the issuance of the New Shares to ANATEL and an application for prior clearance of the issuance of the New Shares to CADE, requesting that such Verified Bondholder’s voting rights with respect to its New Shares remain suspended until the reasons for the impossibility of presenting affirmative statements are recognized by ANATEL or CADE, as applicable, as no longer subsisting. Such Verified Bondholder will be responsible for providing the relevant information to Oi, CADE and/or ANATEL in order to resolve this matter.

The failure of a Verified Bondholder to provide the representation letter and the declarations to Oi on or prior to the Election Deadline will result in the Verified Bondholder assuming personally responsibility for obtaining the approval of CADE, if applicable, and ANATEL to its participation in the share capital of Oi to the extent required under applicable Brazilian law. In the event that a Verified Bondholder assumes this personal responsibility, the failure of such Verified Bondholder to obtain prior consent to the issuance of the New Shares to such Verified Bondholder from both CADE and ANATEL may result in suspension of the voting rights of such Verified Bondholder with respect to its New Shares, the inability to subscribe shares of Oi without clearance from CADE and ANATEL, the imposition of fines to be paid by such Verified Bondholder and/or other penalties provided for under Brazilian law.

Determination of Status as Qualified Bondholder or Non-Qualified Bondholder

For purposes of the procedures described in this Statement, a Qualified Bondholder is a Verified Bondholder that:

•         is the beneficial owner of Bondholder Credits in an amount of US$750,000 or more; and

•         if such Verified Bondholder is resident in the European Economic Area, has represented to Oi that such Verified Bondholder is a Qualified Investor; and

For purposes of the procedures described in this Statement, (1) each Verified Bondholder that is the beneficial owner of Bondholder Credits in an amount of less than US$750,000, and (2) each Bondholder that is determined to be an Eligible Bondholder based on Oi’s review of its Small Bondholder Proof of Holdings will be deemed to be a Non-Qualified Bondholder.

A Small Bondholder is entitled to make a Recovery Election permitting it to participate in the subsequent Non-Qualified Settlement Procedure in which it may surrender its beneficial interests in the Bondholder Credits evidenced by its Bonds and receive in lieu thereof the Non-Qualified Recovery.

A Verified Bondholder is entitled to make a Recovery Election permitting it to:

•         in the event that such Verified Bondholder is a deemed to be Qualified Bondholder, participate in the subsequent Exchange Offer in which it may tender its beneficial interests in the Bondholder Credits evidenced by its Bonds and receive in lieu thereof the Qualified Recovery (such Recovery Election, a “Qualified Recovery Election”); or

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•         in the event that such Verified Bondholder is a deemed to be a Non-Qualified Bondholder, participate in the subsequent Non-Qualified Settlement Procedure in which it may surrender its beneficial interests in the Bondholder Credits evidenced by its Bonds and receive in lieu thereof the Non-Qualified Recovery (such Recovery Election, a “Non-Qualified Recovery Election”).

Following the Election Deadline, the Election Tabulation Agent will deliver to Oi the Bondholder Credits Amount held by each Verified Bondholder that has submitted a valid Verified Bondholder Payment Option Notice and a Verified Bondholder Proof of Holdings, calculated in the manner set forth above under “Status as Eligible Bondholder—Determination of Amount of Bondholder Credits.”

Following the determination of the Bondholder Credits Amount of each Verified Bondholder that has submitted a valid Verified Bondholder Payment Option Notice and a Verified Bondholder Proof of Holdings, Oi will determine whether such Verified Bondholder is Qualified Bondholder or a Non-Qualified Bondholder.

If Oi determines that the Bondholder Credits Amount of a Verified Bondholder is less than US$750,000, such Verified Bondholder shall be determined by Oi to be a Non-Qualified Bondholder for purposes of the procedures described in this Statement. This determination by Oi shall be final and binding, absent manifest error.

If Oi determines that the Bondholder Credits Amount of a Verified Bondholder is equal to US$750,000 or more, Oi will review any properly completed and validly executed Verified Bondholder Payment Option Notice of such Verified Bondholder that has been uploaded onto the Election Website to determine whether such Verified Bondholder has represented to Oi that such Verified Bondholder is resident in the European Economic Area, and if so, whether such Verified Bondholder has represented to Oi that such Verified Bondholder is a Qualified Investor. In the event that the Bondholder Credits Amount of such Verified Bondholder is equal to US$750,000 or more and, if such Verified Bondholder is resident in the European Economic Area and such Verified Bondholder is a Qualified Investor, such Verified Bondholder shall be determined by Oi to be a Qualified Bondholder for purposes of the procedures described in this Statement. This determination by Oi shall be final and binding, absent manifest error.

The Debtors shall be entitled to rely upon the information submitted by any Bondholder in a Verified Bondholder Payment Option Notice and Verified Bondholder Proof of Holdings in determining whether such Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder. Oi will NOT make a determination as to whether any Verified Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder until AFTER the Election Deadline and determinations of Oi will be final and binding, absent manifest error. As a result, any Bondholder that is not certain as to whether it will be deemed a Qualified Bondholder or a Non-Qualified Bondholder is urged to make elections on its Verified Bondholder Payment Option Notice as BOTH a Qualified Bondholder and a Non-Qualified Bondholder.

Election Lists

Following the Election Deadline, Oi will tabulate the Small Bondholder Payment Option Notices and Small Bondholder Proofs of Holdings that it has received from Bondholders in order to compile a list of Small Bondholders that have made a valid Recovery Election (the “Small Bondholder Election List”), setting forth the names of the Bondholders that have been determined to be Small Bondholders and have delivered valid Small Bondholder Payment Option Notices, and the principal amount of each series of Bonds with respect to which each such Small Bondholder has made a valid Small Bondholder Recovery Election (which principal amount for each series of Bonds shall be the lesser of the amount shown for such series of Bonds in (1) the Small Bondholder Payment Option Notice delivered by such Small Bondholders to Oi at or prior to the Election Deadline, and (2) the Small Bondholder Proof of Holdings delivered by such Small Bondholder to Oi at or prior to the Election Deadline). Oi shall deliver the Small Bondholder Election List to the Settlement Agent (as defined herein) for the Non-Qualified Settlement Procedure prior to the commencement of the Non-Qualified Settlement Procedure.

Following the Verified Bondholder Proof of Holdings Deadline, the Election Tabulation Agent will tabulate for Oi the Verified Bondholder Payment Option Notices delivered by Verified Bondholders to the Election Tabulation Agent at or prior to the Election Deadline and the Verified Bondholder Proofs of Holdings delivered by Verified Bondholders to the Election Tabulation Agent at or prior to the Verified Bondholder Proof of Holdings Deadline in order to compile:

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  a list of Verified Bondholders that have made a valid Qualified Recovery Election (the “Qualified Election List”), setting forth the names of the Verified Bondholders that have been determined to be Qualified Bondholders and the principal amount of each series of Bonds with respect to which each such Verified Bondholder has made a valid Qualified Recovery Election (which principal amount for each series of Bonds shall be the lesser of the amount shown for such series of Bonds in (1) the Verified Bondholder Payment Option Notice delivered by such Verified Bondholders to the Election Tabulation Agent at or prior to the Election Deadline. and (2) the Verified Bondholder Proof of Holdings delivered by such Verified Bondholders to the Election Tabulation Agent at or prior to the Verified Bondholder Proof of Holdings Deadline); and
  a list of Verified Bondholders that have made a valid Non-Qualified Recovery Election (the “Non-Qualified Election List”), setting forth the names of the Verified Bondholders that have been determined to be Non-Qualified Bondholders and the principal amount of each series of Bonds with respect to which each such Verified Bondholder has made a valid Non-Qualified Recovery Election (which principal amount for each series of Bonds shall be the lesser of the amount shown for such series of Bonds in (1) the Verified Bondholder Payment Option Notice delivered by such Verified Bondholders to the Election Tabulation Agent at or prior to the Election Deadline. and (2) the Verified Bondholder Proof of Holdings delivered by such Verified Bondholders to the Election Tabulation Agent at or prior to the Verified Bondholder Proof of Holdings Deadline.

Following the compilation of the Qualified Election List and the Non-Qualified Election List, the Qualified Election List and the Non-Qualified Election List shall be administered by the Election Tabulation Agent as outlined below.

Only Bondholders that appear on the Qualified Election List as of the commencement of the subsequent Exchange Offer will be eligible to have Bonds accepted in the subsequent Exchange Offer. Only Bondholders that appear on the Non-Qualified Election List and the Small Bondholder Election List as of the commencement of the subsequent Non-Qualified Settlement Procedure will be eligible to have Bonds accepted in the subsequent Non-Qualified Settlement Procedure.

Assignments of Recovery Elections

Persons that acquire beneficial interests in any Bonds after the Election Deadline will not be entitled to make a Recovery Election with respect to the acquired Bonds, but will ONLY be entitled to receive the Default Recovery with respect to those Bonds, unless the transferor of the Bonds is included on the Qualified Election List or the Non-Qualified Election List and the transferor and transferee of the Bonds have complied with the procedures for assignment of Recovery Elections with respect to such Bonds described below.

To make a Qualified Recovery Election Transfer (as defined herein) or a Non-Qualified Recovery Election Transfer (as defined herein), a Bondholder must follow the procedures applicable to Qualified Recovery Election Transfers or Non-Qualified Recovery Election Transfers described in this Statement. These procedures will be administered by the Election Tabulation Agent on behalf of Oi. The Election Tabulation Agent will be responsible on behalf of Oi for maintaining the Qualified Election List and Non-Qualified Election List and recording any valid Qualified Recovery Election Transfers and valid Non-Qualified Recovery Election Transfers. Failure to follow the procedures described in this Statement will result in any attempt to make a Qualified Recovery Election Transfers or Non-Qualified Recovery Election Transfers to be deemed invalid. Bondholders that wish to make a valid Qualified Recovery Election Transfers or Non-Qualified Recovery Election Transfers are urged to carefully review the procedures described in this Statement. Small Bondholders will not be permitted to assign their valid Recovery Elections.

The Election Tabulation Agent shall be entitled to require that any party to a requested Qualified Recovery Election Transfer or Non-Qualified Recovery Election Transfer provide any additional information (“Additional Information”) reasonably necessary, in the sole discretion of the Election Tabulation Agent on behalf of Oi, to accurately maintain or modify the Qualified Election List or the Non-Qualified Election List. Notwithstanding the procedures set forth below and in the Qualified Transfer Notice (as defined herein) or Non-Qualified Transfer Notice (as defined herein), as applicable, the Election Tabulation Agent is under no obligation to record a Qualified Recovery Election Transfer or a Non-Qualified Recovery Election Transfer unless it receives any Additional Information requested by the Election Tabulation Agent .

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Neither Oi nor the Election Tabulation Agent shall be under any obligation to record any Qualified Recovery Election Transfer or Non-Qualified Recovery Election Transfer unless the procedures set forth in this Statement and the Qualified Transfer Notice or Non-Qualified Transfer Notice, as applicable, are followed.

Assignments of Qualified Recovery Elections

At any time and from time to time following the Election Deadline and prior to the date of the commencement of the Exchange Offer, if a Bondholder (the “Qualified Transferor”) that appears on the Qualified Election List transfers (a “Qualified Transfer”) any of the Bonds held by such Bondholder with respect to which a Qualified Recovery Election has been made (as evidenced by such Bonds and Bondholder appearing on the Qualified Election List) (the “Transferred Qualified Bonds”), such Bondholder may also transfer the Qualified Recovery Election with respect to such Bonds to the person to which such Bonds are transferred (the “Qualified Transferee”) in compliance with the procedures outlined below (a “Qualified Recovery Election Transfer”).

Any Qualified Transfer Notice relating to a Qualified Transfer of Bonds that were the subject of a prior Qualified Transfer that is delivered to the Election Tabulation Agent prior to the delivery to the Election Tabulation Agent of a Qualified Transfer Notice with respect to such prior Qualified Transfer shall be invalid.

No Qualified Recovery Election Transfer will be recorded with respect to any transfer of Bonds that occurs following the date on which the Exchange Offer commences. Any Qualified Transfer Notice with respect to such transfer shall be invalid.

To make a valid Qualified Recovery Election Transfer:

  the Qualified Transferor must:

o    deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Qualified Transfer, a properly completed Qualified Transfer Notice in the form attached to this Statement as Exhibit G (a “Qualified Transfer Notice”), duly executed by the Qualified Transferor and the Qualified Transferee, in accordance with the procedures described in this Statement; and

  the Qualified Transferee must:

o    if not registered on the Election Website, register on the Election Website in accordance with the procedures described in this Statement and on the Election Website. Bondholders can access a copy of this Statement and the form of Qualified Transfer Notice and other important documents and information regarding the procedure to make a Qualified Recovery Election Transfer on the Election Website.

o    deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Qualified Transfer, a proof of holdings evidencing the principal amount of each series of Bonds beneficially owned by such Qualified Transferee immediately following the settlement of the Qualified Transfer (a “Qualified Transferee Proof of Holdings”) in accordance with the procedures described in this Statement.

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In order to make a valid Qualified Recovery Election Transfer, the Qualified Transferee Proof of Holdings delivered by the Qualified Transferee must be in the form of:

•         a screen shot; or

•         a certificate or account statement issued by the Qualified Transferee’s broker, securities custodian or custodian bank,

in each case, evidencing the principal amount of each series of Bonds beneficially owned by such Qualified Transferee immediately following the settlement of the Qualified Transfer.

Failure to deliver a properly completed and duly executed Qualified Transfer Notice and Qualified Transferee Proof of Holdings to the Election Tabulation Agent at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Qualified Transfer will result in the Qualified Transferee not appearing on the Qualified Election List and will accordingly result in the Qualified Transferee receiving the Default Recovery with respect to the Transferred Qualified Bonds. Qualified Transferors and Qualified Transferees shall not have recourse to Oi or the Election Tabulation Agent in respect of any claims, damages, losses, liabilities or causes of actions, at law or in equity, in any jurisdiction, resulting from any such failure.

By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice, or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

Following timely receipt of a Qualified Transfer Notice that is properly completed and duly executed by the Qualified Transferor and the Qualified Transferee and a Qualified Transferee Proof of Holdings, the Election Tabulation Agent will confirm to Oi that (1) the Qualified Transferor appears on the Qualified Election List, (2) the principal amount of any series of the Transferred Qualified Bonds does not exceed the principal amount of such series of Transferred Qualified Bonds for which the Qualified Transferor is the a beneficiary of valid Qualified Recovery Election, and (3) that the principal amount of any series Bonds beneficially held by the Qualified Transferee as set forth on its Qualified Transferee Proof of Holdings is not less than sum of (a) the principal amount of the Transferred Qualified Bonds, and (b) the principal amount of such series of Bonds for which the Qualified Transferee was the beneficiary of valid Qualified Recovery Election prior to the Qualified Transfer. If the Election Tabulation Agent on behalf of Oi is able to confirm these conditions, the Election Tabulation Agent on behalf of Oi will amend the Qualified Election List to:

  Reduce the principal amount of each series of Bonds for which the Qualified Transferor is entitled to a Qualified Recovery, and if the Qualified Transferor no longer holds any principal amount of any series of Bonds for which the Qualified Transferor is entitled to a Qualified Recovery, remove the Qualified Transferor from the Qualified Election List; and
  Increase the principal amount of each series of Bonds for which the Qualified Transferee is entitled to a Qualified Recovery, and if the Qualified Transferee is not then included on the Qualified Election List, to add the Qualified Transferee to the Qualified Election List.

Assignments of Non-Qualified Recovery Elections

At any time and from time to time following the Election Deadline and prior to the date of the commencement of the Non-Qualified Settlement Procedure, if a Bondholder (the “Non-Qualified Transferor”) that appears on the Non-Qualified Election List transfers (a “Non-Qualified Transfer”) any of the Bonds held by such Bondholder with respect to which a Non-Qualified Recovery Election has been made (as evidenced by such Bonds and Bondholder appearing on the Non-Qualified Election List) (the “Transferred Non-Qualified Bonds”), such Bondholder may also transfer the Non-Qualified Recovery Election with respect to such Bonds to the person to which such Bonds are transferred (the “Non-Qualified Transferee”) in compliance with the procedures outlined below (a “Non-Qualified Recovery Election Transfer”).

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Any Non-Qualified Transfer Notice relating to a Non-Qualified Transfer of Bonds that were the subject of a prior Non-Qualified Transfer that is delivered to the Election Tabulation Agent prior to the delivery to the Election Tabulation Agent of a Non-Qualified Transfer Notice with respect to such prior Non-Qualified Transfer shall be invalid.

No Non-Qualified Recovery Election Transfer will be recorded with respect to any transfer of Bonds that occurs following the date on which the Non-Qualified Settlement Procedure commences. Any Non-Qualified Transfer Notice with respect to such transfer shall be invalid.

To make a valid Non-Qualified Recovery Election Transfer:

  the Non-Qualified Transferor must:

o    deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Qualified Transfer, a properly completed Non-Qualified Transfer Notice in the form attached to this Statement as Exhibit H (a “Non-Qualified Transfer Notice”), duly executed by the Non-Qualified Transferor and the Non-Qualified Transferee, in accordance with the procedures described in this Statement; and

  the Non-Qualified Transferee must:

o    if not registered on the Election Website, register on the Election Website in accordance with the procedures described in this Statement and on the Election Website. Bondholders can access a copy of this Statement and the form of Non-Qualified Transfer Notice and other important documents and information regarding the procedure to make a Non-Qualified Recovery Election Transfer on the Election Website.

o    deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Qualified Transfer, a proof of holdings evidencing the principal amount of each series of Bonds beneficially owned by such Non-Qualified Transferee immediately following the settlement of the Non-Qualified Transfer (a “Non-Qualified Transferee Proof of Holdings”) in accordance with the procedures described in this Statement.

In order to make a valid Non-Qualified Recovery Election Transfer, the Non-Qualified Transferee Proof of Holdings delivered by the Non-Qualified Transferee must be in the form of:

•         a screen shot; or

•         a certificate or account statement issued by the Non-Qualified Transferee’s broker, securities custodian or custodian bank,

in each case, evidencing the principal amount of each series of Bonds beneficially owned by such Non-Qualified Transferee immediately following the settlement of the Non-Qualified Transfer.

Failure to deliver a properly completed and duly executed Non-Qualified Transfer Notice and Non-Qualified Transferee Proof of Holdings to the Election Tabulation Agent at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Non-Qualified Transfer will result in the Non-Qualified Transferee not appearing on the Non-Qualified Election List and will accordingly result in the Non-Qualified Transferee receiving the Default Recovery with respect to the Transferred Non-Qualified Bonds. Non-Qualified Transferors and Non-Qualified Transferees shall not have recourse to Oi or the Election Tabulation Agent in respect of any claims, damages, losses, liabilities or causes of actions, at law or in equity, in any jurisdiction, resulting from any such failure.

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By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice, or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

Following timely receipt of a Non-Qualified Transfer Notice that is properly completed and duly executed by the Non-Qualified Transferor and the Non-Qualified Transferee and a Non-Qualified Transferee Proof of Holdings, the Election Tabulation Agent will to Oi confirm that (1) the Non-Qualified Transferor appears on the Non-Qualified Election List, (2) the principal amount of any series of the Transferred Non-Qualified Bonds does not exceed the principal amount of such series of Transferred Non-Qualified Bonds for which the Non-Qualified Transferor is the a beneficiary of valid Non-Qualified Recovery Election, and (3) that the principal amount of any series Bonds beneficially held by the Non-Qualified Transferee as set forth on its Non-Qualified Transferee Proof of Holdings is not less than sum of (a) the principal amount of the Transferred Non-Qualified Bonds, and (b) the principal amount of such series of Bonds for which the Non-Qualified Transferee was the beneficiary of valid Non-Qualified Recovery Election prior to the Non-Qualified Transfer. If the Election Tabulation Agent is able to confirm these conditions, the Election Tabulation Agent will amend the Non-Qualified Election List to:

  Reduce the principal amount of each series of Bonds for which the Non-Qualified Transferor is entitled to a Non-Qualified Recovery, and if the Non-Qualified Transferor no longer holds any principal amount of any series of Bonds for which the Non-Qualified Transferor is entitled to a Non-Qualified Recovery, remove the Non-Qualified Transferor from the Non-Qualified Election List; and
  Increase the principal amount of each series of Bonds for which the Non-Qualified Transferee is entitled to a Non-Qualified Recovery, and if the Non-Qualified Transferee is not then included on the Non-Qualified Election List, to add the Non-Qualified Transferee to the Non-Qualified Election List.

Settlement Conditions

As promptly as practical following the last to occur of the following events (each, a “Settlement Condition”), Oi will commence the Exchange Offer and the Non-Qualified Settlement Procedure:

•         Entry of a fully enforceable order or orders not subject to any stay of execution in the Chapter 15 Cases (as defined herein) currently pending in the Chapter 15 Court (as defined herein) that (1) gives full force and effect to the RJ Plan and the Confirmation Order in the United States, (2) provides that the Company is exempt from certain applicable U.S. securities laws and regulations (any such order or orders, collectively, the “U.S. Enforcement Order”), and (3) to the extent necessary or appropriate in order to implement the RJ Plan as determined by the Debtors in their sole discretion, such other necessary or appropriate relief;

•         Either the (A) entry of a fully enforceable order or orders not subject to any stay of execution in the English Proceedings (as defined herein) currently pending in the High Court of England and Wales (1) enforcing the RJ Plan and the Confirmation Order in Great Britain and (2) to the extent necessary or appropriate as determined by Oi in its sole discretion, providing any other relief constituting the English equivalent of the relief to be granted under the U.S. Enforcement Order, (B) any such other relief from the High Court of England and Wales or other court of competent jurisdiction that results in the release of the Debtors’ liability under the Bonds for purposes of English Law and within the territorial jurisdiction of Great Britain (any such order or orders described in (A) or (B), in each case, an “English Enforcement Order” and, collectively, the “English Enforcement Order”); and/or (C) a release of the Debtors’ liability under the Bonds enforceable under English law and within the territorial jurisdiction of Great Britain (any such release, an “Alternative UK Settlement Condition”);

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•         Entry of a fully enforceable order or orders not subject to any stay of execution in the Portuguese Proceedings (as defined herein) currently pending in the Portuguese Court (as defined herein) (1) enforcing the RJ Plan and the Confirmation Order in Portugal, and (2) to the extent necessary or appropriate as determined by the Company in its sole discretion, providing any other relief equivalent to the relief to be granted under the U.S. Enforcement Order (any such order or orders, collectively the “Portuguese Enforcement Order”); and

•         Entry of a fully enforceable order or orders not subject to any stay of execution in the Dutch Bankruptcy Proceedings (as defined herein) currently pending in the Dutch District Court (as defined herein) confirming composition plans for Oi Coop and PTIF (each, a “Composition Plan” and together, the “Composition Plans”) in the Netherlands, which mirror and are consistent in all material respects with the RJ Plan and fully terminate the pending Dutch Bankruptcy Proceedings and any other proceedings or actions initiated by the Dutch Trustees (as defined herein) (any such order or orders, collectively, the “Dutch Orders” and, together with the U.S. Enforcement Order, the English Enforcement Order, and the Portuguese Enforcement Order, the “Required Foreign Orders”).

The Non-Qualified Settlement Procedure

Oi expects to commence the Non-Qualified Settlement Procedure by (1) publishing a press release announcing the commencement of the Non-Qualified Settlement Procedure, and (2) distributing an information statement (the “Non-Qualified Settlement Information Statement”) describing the Company, the Non-Qualified Recovery and the procedures through which Bondholders appearing on the Non-Qualified Election List and the Small Bondholder Election List may participate in the Non-Qualified Settlement Procedure to obtain the Non-Qualified Recovery.

The Non-Qualified Settlement Procedure is expected to expire on the 20th U.S. business day following its commencement at a time on such date to be determined by Oi and set forth in the Non-Qualified Settlement Information Statement (such date and time, the “Non-Qualified Settlement Expiration Time”).

Following the Non-Qualified Settlement Expiration Time, an agent to be appointed by Oi to administer the Non-Qualified Settlement Procedure (the “Settlement Agent”), will as promptly as practicable tabulate the surrendered Bonds received in the Non-Qualified Settlement Procedure, and collate the surrendered Bonds with the Non-Qualified Election List and the Small Bondholder Election List. Only Bonds surrendered by Bondholders that appear on the Non-Qualified Election List or the Small Bondholder Election List will be accepted in the Non-Qualified Settlement Procedure and only Bonds surrendered by individual Bondholders that appear on the Non-Qualified Election List or the Small Bondholder Election List of principal amounts of each series of Bonds equal to or less than the principal amounts for the respective series of Bonds shown for such Bondholder on the Non-Qualified Election List or the Small Bondholder Election List will be accepted.

As promptly as practicable following the Non-Qualified Settlement Expiration Time, Oi will arrange for the provision of a list of Bondholders entitled to a participation in the Non-Qualified Credit Agreement, including the amount principal amount of such Bondholders’ respective recoveries to be included in the Non-Qualified Credit Agreement, to the administrative agent appointed under the Non-Qualified Credit Agreement.

Any Non-Qualified Bondholder that makes a valid Non-Qualified Recovery Election but does not participate in the Non-Qualified Settlement Procedure will ONLY be entitled to receive the Default Recovery. Any Small Bondholder that makes a valid Small Bondholder Recovery Election but does not participate in the Non-Qualified Settlement Procedure will ONLY be entitled to receive the Default Recovery.

Oi will not accept Bonds surrendered in the Non-Qualified Settlement Procedure from Bondholders in jurisdictions in which the offer and sale of the Non-Qualified Recovery in the manner set forth in the related Non-Qualified Settlement Information Statement would be unlawful.

The Exchange Offer

Oi expects to commence the Exchange Offer by (1) publishing a press release announcing the commencement of the Exchange Offer, and (2) distributing an Exchange Offer Memorandum (the “Exchange Offer Memorandum”) describing the Company, the New Notes, New Shares, the PTIF Shares and the Warrants, and the procedures through which Bondholders appearing on the Qualified Election List may participate in the Exchange Offer to obtain the Qualified Recovery.

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The Exchange Offer is expected to expire on the 20th U.S. business day following its commencement at a time on such date to be determined by Oi and set forth in the Exchange Offer Memorandum (such date and time, the “Exchange Offer Expiration Time”). Acceptance of tenders in the Exchange Offer will be conditioned on the satisfaction of the conditions precedent set forth in Exhibit 4.3.3.5(c) attached to the RJ Plan. In the event that such conditions have not been satisfied or waived at the Exchange Offer Expiration Time, the Exchange Offer Expiration Time may be extended by Oi for a reasonable period of time in order to permit such conditions to be satisfied or waived.

Following the Exchange Offer Expiration Time (as it may be extended), an agent to be appointed by Oi to administer the Exchange Offer (the “Exchange Agent”), will as promptly as practicable tabulate the tenders received in the Exchange Offer, and collate the tenders with the Qualified Election List. Only tenders from Bondholders that appear on the Qualified Election List will be accepted in the Exchange Offer and only tenders from individual Bondholders of principal amounts of each series of Bonds equal to or less than the principal amounts for the respective series of Bonds shown for such Bondholder on the Qualified Election List will be accepted.

As promptly as practicable following the expiration of the Exchange Offer, Oi will arrange for the distribution through the customary clearing systems of the Qualified Recovery to Bondholders whose tenders have been accepted.

Any Qualified Bondholder that makes a valid Qualified Recovery Election but does not participate in the Exchange Offer will ONLY be entitled to receive the Default Recovery.

Oi will not accept tenders of Bonds in the Exchange Offer from Bondholders in jurisdictions in which the offer and sale of the Qualified Recovery in the manner set forth in the related Exchange Offer Memorandum would be unlawful.

THIS STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES. THE SECURITIES TO BE ISSUED IN THE EXCHANGE OFFER WILL BE OFFERED THROUGH AN EXCHANGE OFFER MEMORANDUM TO BE DISTRIBUTED FOLLOWING THE SATISFACTION OF THE SETTLEMENT CONDITIONS AND WILL BE ISSUED UPON THE SATISFACTION OF THE CONDITIONS SET FORTH IN SUCH EXCHANGE OFFER MEMORANDUM, THE EXPIRATION OF THE EXCHANGE OFFER AND THE ACCEPTANCE OF BONDS PROPERLY TENDERED IN THE EXCHANGE OFFER.

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PART IV

EXPLANATION OF BRAZILIAN JUDICIAL REORGANIZATION (recuperação judicial) PROCESS

Overview of Brazilian Judicial Reorganization Proceedings

Insolvency proceedings in Brazil are governed by the Brazilian Bankruptcy Law, which came into effect on June 9, 2005. Aside from providing for bankruptcy liquidation proceedings, the Brazilian Bankruptcy Law provides for a court-supervised judicial reorganization (known as a recuperação judicial or an “RJ”) proceeding. The Brazilian Bankruptcy Law provides for the RJ as a collective mechanism to adjust the debts of a debtor under the control and supervision of a competent Brazilian court.

A debtor requests an RJ by filing a petition for judicial reorganization with the court. In its petition, the debtor must include a description of the causes of its financial distress, its financial statements, a list of its creditors, and other pertinent information. A group of debtors may choose to file a single, joint petition seeking, for procedural purposes only, a consolidated judicial reorganization proceeding for all such affiliated debtors. Affiliated debtors may also be substantively consolidated under certain circumstances, such as, among other factors, affiliated debtors being under common control, the existence of cross-guarantees or co-liabilities and certain other relevant financial and operational ties or interdependencies.

Once the RJ court confirms that the debtor meets the legal requirements for admissibility for obtaining relief under RJ, it will issue an order formally accepting and opening of the RJ proceeding. An order formally accepting the RJ proceeding initiates a 180 Rio Business Days stay of all lawsuits against the debtor, with the exception of execution actions related to certain exempted or unliquidated claims, as such claims are not subject to judicial reorganization. The RJ court may extend the period of time during which such stay remains in effect under certain circumstances.

Brazilian Reorganization Plan

Within 60 days from the publication of an order formally accepting the RJ proceeding in the court’s official gazette, a debtor must submit a plan of reorganization containing its proposal for restructuring. A Brazilian judicial reorganization plan must provide (i) a thorough description of measures intended to successfully reorganize the debtor; (ii) a demonstration of the economic feasibility of the plan, and (iii) appraisals of the debtor’s assets. In addition, the reorganization plan must set forth its proposed treatment of claims subject to the RJ, subject to the requirements set forth in the Brazilian Bankruptcy Law.

Treatment of claims under the plan is set forth for each of four classes of claims: (1) labor-related claims (“Class I”); (2) secured claims (“Class II”); (3) unsecured claims, statutorily or generally privileged claims, and subordinated claims (“Class III”); and (4) claims held by “small companies” under Brazilian law (“Class IV”). Claims of a same class must be treated equally absent an economic justification for treating a subgroup of claims differently, such as the need to prioritize payment of past-due claims of critical suppliers, or to give special treatment to creditors providing the debtor with additional financing during the RJ.

After a judicial reorganization plan has been filed, the debtor is required to publish a notice in the court’s official gazette providing notice of the submission of its plan of reorganization. Within 30 Rio Business Days following publication of such notice, creditors have the opportunity to object to the plan before the court. If any creditor objects to the plan, the court is required to call a general meeting of creditors to vote on the reorganization plan. Shareholders of companies undergoing reorganization may attend the general meeting of creditors as observers, but are not entitled to participate or to vote on the plan. Only creditors present at the general meeting of creditors or that have delivered a valid proxy to an attendee may vote; creditors absent or with no proxy present at the general meeting of creditors and those abstaining from voting, even if affected under the plan, are not counted for the purposes of establishing a quorum for approval or rejection of the plan.

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Following the vote at the general meeting of creditors, three outcomes are possible: (1) all classes of creditors approve the plan (i.e., consensual plan approval); (2) one or two classes of creditors reject the plan, in which case the plan may be “crammed-down” by the RJ court on the dissenting class or classes; or (3) the creditors reject the plan, and the RJ can be converted to a bankruptcy liquidation proceeding. Consensual approval of a plan requires that the plan be approved by the required majority of each class of claims. Specifically, approval in Classes I and IV requires support from a simple numerical majority (more than 50%) of creditors present and voting at the general meeting of creditors, regardless of the value of claims held. Approval in each of Classes II and III, however, requires approval from (i) more than 50% of the number of creditors in such class present and voting at the general meeting of creditors, and (ii) creditors holding more than 50% in face value of the total allowed claims in such class held by creditors present and voting at the general meeting of creditors.

Ratification of a Brazilian Judicial Reorganization Plan

If the reorganization plan is approved by majority voting or through cram-down, the court is required to issue an order confirming the plan, unless the court finds that the plan contains provisions illegal under Brazilian law. Parties in interest with standing are given the opportunity to appeal a plan confirmation order, and may seek to clarify or modify a plan confirmation order, among other remedies.

Following entry of a plan confirmation order, the debtor remains formally in judicial reorganization until all obligations established in the plan and due within two years after the date of entry of the plan confirmation order have been satisfied. If within those years the debtor fails to comply with any of its obligation under the plan, the court may declare the debtor bankrupt and convert the RJ to a liquidation proceeding. If the debtor complies with all such obligations, the court issues an order formally closing the debtor’s RJ.

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PART V

GENERAL OVERVIEW OF THE RJ PLAN

THIS STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY ANY SECURITIES. The following overview summarizing the key terms of the RJ Plan and the treatment of Pre-Petition cREDITS thereunder is qualified in its entirety by reference to the full PORTUGUESE text of the RJ Plan and the exhibits attached thereto and attached hereto as Exhibit A; PROVIDED, THAT THE FOREGOING STATEMENT SHALL NOT IN ANY WAY BE CONSTRUED AS LIMITING THE RIGHTS OF THE DEBTORS UNDER Section 11.1.1 of THE RJ PLAN TO TAKE any and all appropriate or required ACTIONS CONSISTENT WITH THE RJ PLAN and applicable law TO IMPLEMENT THE RJ pLAN, including by implementation of the procedures set forth in this statement and the exhibits ATTACHED hereto.

A copy of the RJ Plan is attached to this Statement as Exhibit A, and a certified translation thereof from Portuguese to English is attached to this statement as Exhibit B. BONDHOLDERS are strongly urged to read the RJ plan and the Exhibits thereto in their entirety so that they can make an informed judgment REGARDING Their recovery election.

In addition, for a more detailed description of CERTAIN KEY terms and provisions of the RJ Plan, see PART VIII HEREOF.

Summary of the Key RJ Plan Terms

Financial Restructuring

Pursuant to the RJ Plan, the Debtors will restructure their Pre-Petition Credits. Restructured Credits will be claims against the same Debtor(s) obligated in respect of the applicable Pre-Petition Credits, except for any changes arising from corporate reorganizations made pursuant to the RJ Plan (or authorizations granted thereunder). Due to the consolidated nature of the RJ Plan, the Debtors shall be jointly liable for the fulfillment of all obligations set forth in the RJ Plan.

The Debtors are required to employ their best efforts to cancel the Bonds in compliance with the laws applicable to each of the Debtors. The Debtors are permitted to take all applicable and required measures in any and every applicable jurisdiction to comply with the laws applicable to each of the respective Debtors in any such jurisdiction in order to implement the RJ Plan. The Debtors may, for instance, consult third parties (including, for example, depositary institutions) in relation to the Bonds in order to ensure compliance with the laws applicable to each of the Debtors.

Small Creditors Program

The Debtors may commence or implement Mediation/Conciliation/Agreement procedures with its Creditors (the program in connection with such Mediation/Conciliation/Agreement procedures, the “Small Creditors Program”) under the terms of Section 4.4 of the RJ Plan. The Debtors opened registration for the Small Creditors Program prior to the GCM, which was open to small Creditors (including Small Bondholders) from August 29, 2017 through December 8, 2017.

Disposal of Permanent Assets

The Debtors may dispose of certain permanent (noncurrent) assets as listed in Exhibit 3.1.3 attached to the RJ Plan, as well as other movable or immovable assets included in their permanent assets, pursuant to Section 5.1 of the RJ Plan and art. 66 of the Brazilian Bankruptcy Law, subject to the Debtors’ compliance with all legal or regulatory requirements, authorizations or limitations (including those of ANATEL.

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New Funds Capital Increase

Pursuant to Section 6 of the RJ Plan, and in accordance with the terms and conditions of the Backstop Agreement (as defined herein), Oi’s shareholders will conduct a capital increase in the amount of four billion Brazilian reais (R$4,000,000,000.00) and issue common shares of Oi in connection therewith. This new financing will, among other things, provide the Debtors with additional funding for necessary capital expenditures and implementation of the Debtors’ business plan.

New Funds

The RJ Plan permits the Debtors to obtain new financing. Under the terms of Section 5.3 of the RJ Plan, the Debtors are permitted to raise new funds through a variety of means, including, without limitation, capital increases, new credit facilities, and other capital markets transactions. Such fundraising must be in accordance with the provisions of the RJ Plan and of articles 67, 84, and 149 of the Brazilian Bankruptcy Law. For the avoidance of doubt, any new non-equity funds raised in the capital markets will be of a post-petition nature for the purposes of the Brazilian Bankruptcy Law.

Corporate Reorganization

Under the terms of Section 7 of the RJ Plan, the Debtors are authorized to undertake corporate reorganization transactions, such as spin-offs, consolidations, and mergers, specifically set forth in Exhibit 7.1 to the RJ Plan, as well as additional types of corporate reorganization transactions for the purpose of obtaining a more efficient organizational structure and optimizing the Debtors’ operations, provided that such transactions will be subject to the approval of the Transitional Board of Directors or the New Board of Directors, as the case may be, and must not cause a Material Adverse Effect.

Transitional Amendments to the Governance

The RJ Plan sets forth transitional rules of corporate governance related to maintaining certain Executive Officers of Oi in charge of implementing the RJ Plan, the creation of a Transitional Board of Directors and the formation of a New Board of Directors to ensure the institutional stability of the Debtors and the implementation of the RJ Plan.

Court Deposits

After the Confirmation Date, the Debtors are authorized to withdraw the full remaining balance of the Court Deposits not used for payment of the Creditors pursuant to the RJ Plan.

Summary of Credit Treatment under the RJ Plan

The following tables summarize the treatment of Pre-Petition Credits under the RJ Plan (except as otherwise provided therein and subject to the terms and conditions thereof). Unless otherwise stated, all Section references in this “Part V: General Overview of the RJ Plan—Summary of Creditor Treatment under the RJ Plan” are references to the Sections in the RJ Plan.

4.1. Labor Credits (other than Fundação Atlântico)

- Grace Period:	180 days from the Confirmation Date
- Installments:	5 equal monthly installments
- Interest:	n/a
- Interest installments:	n/a

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4.1.3. Fundação Atlântico Labor Credits

- Grace Period:	5 years from the Confirmation Date
- Installments:	6 equal yearly installments
- Interest:	INPC + 5.5% per year, which will accrue and be paid in the manner set forth in Section 4.1.3 of the RJ Plan
- Interest installments:	Accrues during the first 5 years; paid with principal afterwards.

4.2. Secured Credits

- Grace Period:	72 months from the Confirmation Date
- Installments:	180 monthly installments - Maturity on the 15th day of the month - 0.33% of principal for months 73-132 - 1.67% of principal for months 133-179 - 1.71% of principal for month 180
- Interest:	Long-Term Interest Rate (TJLP), disclosed by the Central Bank of Brazil + 2.946372%, capitalized annually
- Interest installments:	Interest accrues for the first 4 years (according to a specific formula), then is paid monthly from the 49th month, along with the payment of principal.

4.3.1. Unsecured Credits (Creditors can choose between applicable payment and restructuring options)

4.3.1.1. Unsecured Credits less than or equal to R$1,000

- Grace Period:	n/a
- Installments:	1 installment due 20 Rio Business Days from the Confirmation Date or the entry of a Required Foreign Order in the Creditor’s jurisdiction, as applicable
- Interest:	n/a
- Interest installments:	n/a

4.3.1.2. Restructuring Option I

- Class total limit	Pro-rata share – limit of up to R$10,000,000,000 + US$1,150,000,000; remainder of Credits, if limit is reached, will be restructured under Section 4.3.6 (Default Recovery)
- Grace Period:	60 months from the Confirmation Date
- Installments:

24 biannual installments

-          Maturity on the 25th day of the 66th month from the Confirmation Date

-          2% of principal for semesters 11-20

-          5.7% of principal for semesters 21-33

-          5.9% of principal for semester 34

- Interest:

-          80% of local interbank deposit certificate rate (“CDI”) per year for Unsecured Credits in R$;

-          1.75% per year for Unsecured Credits in US$;

-          Capitalized annually;

-          Paid along with principal installments.

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4.3.1.3. Restructuring Option II

- Class total limit	Up to US$850,000,000; remainder of Credits, if limit is reached, will be restructured under Section 4.3.6 (Default Recovery)
- Grace Period:	60 months from the Confirmation Date
- Installments:

24 biannual installments

-          Maturity on the 25th day of the 66th month from the Confirmation Date

-          2% of principal for semesters 11-20

-          5.7% of principal for semesters 21-33

-          5.9% of principal for semester 34

- Interest:	- 1.25% per year - Capitalized annually
- Interest installments:	- 10% of interest for the first 6 years will be paid biannually - 90% of interest for the first 6 years will accrue - from the 6th year onwards, interest will be paid together with principal

4.3.2. Court Deposits for the Payment of Unsecured Credits

- Grace Period:	n/a
- Payment method:	Withdrawal of the Court Deposits and paid in accordance with Section 4.3.2.1; outstanding balance of Pre-Petition Credits related to such Court Deposits paid under Section 4.3.6 (Default Recovery)
- Interest:	n/a

4.3. Restructuring of Bonds

4.3.3.1. Restructuring of Bonds (Non-Qualified Bondholders (subject to making valid Non-Qualified Recovery Election and participating in the Non-Qualified Settlement Procedure))

- Class total limit	Pro-rata share up to US$500,000,000; remainder of Credits, if limit is reached, will be restructured under Section 4.3.6 (Default Recovery)
- Grace Period:	6 years from Confirmation Date
- Installments:

12 biannual installments

-          Maturity on the 15th day of the 78th month from the Confirmation Date

-          4% of principal for semesters 13-18

-          12.66% of principal for semesters 19-23

-          12.70% of principal for semester 24

- Interest:	- 6% per year - Capitalized annually - Paid along with principal installments

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4.3.3.2. Restructuring of Bonds (Qualified Bondholders (subject to making valid Qualified Recovery Election and participating in the Exchange Offer))

- Securities

Each US$664.576 in Credits will receive

-          9.137 PTIF Shares, represented by ADRs

-          The New Notes at global issuance price of US$145,262 (US$130,000 face value + US$15,262 issuance premium)

-          119.017 New Shares, after capitalization of Credits, represented by ADRs

-          9.155 Warrants

4.3.3.3. New Notes (Qualified Bondholders (subject to making valid Qualified Recovery Election and participating in the Exchange Offer))

- Minimum face value	US$130,000 (plus multiples of US$1,000)
- Issuance value limit	Up to R$6,300,000,000
- Maturity	7 years after issuance
- Principal installments	1 installment, on the 5th day of the 84th month after issuance
- Interest	10% per year, paid annually OR 8% (paid annually) + 4% (accrual) for the first 3 years, then 10% paid annually

4.3.3.4. PTIF Shares (Qualified Bondholders (subject to making valid Qualified Recovery Election and participating in the Exchange Offer))

- Conditions	- Approval of the Compositions Plans before the Dutch District Court

4.3.3.5. New Shares (Qualified Bondholders (subject to making valid Qualified Recovery Election and participating in the Exchange Offer))

- Global issuance limit	- 1,756,054,163 shares, with issuance price between R$6.70 and R$7.00; - Limit of capital increase between R$11,765,562,892.10 and R$12,292,379,141.00

4.3.3.6. Warrants (Qualified Bondholders (subject to making valid Qualified Recovery Election and participating in the Exchange Offer))

- Rights	- Right to acquire New Shares, at a price in Brazilian reais equivalent to US$0.01 per share - New Shares will be represented by ADRs
- Global issuance limit	- 135,081,089 Warrants
- Conditions to Exercise

-          Exercisable during a period of 90 days beginning 1 year from issuance (or earlier upon the occurrence of certain conditions (see “Part VIII: Detailed Overview of Certain Key Terms of the RJ Plan—Bond Restructuring—Qualified Bondholders—Warrants”) or upon the occurrence of certain events (described herein)

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4.3.4. Liquidated Regulatory Agencies Pre-Petition Credits

- Grace Period:	Until June 30, 2018
- Installments:

240 installments

-          Installments 1 - 60: 0.160% of principal

-          Installments 61 - 120: 0.330% of principal

-          Installments 121 - 180: 0.500% of principal

-          Installments 181 - 239: 0.660% of principal

-          Installment 240: Outstanding balance

- Interest:	SELIC
- Interest installments:	Together with principal installments
- Payment method:	- Withdrawal of Court Deposits, then cash

4.3.5. Credits of Strategic Supplier Creditors

- Grace Period:	n/a
- Installments:

- 1 installment of R$150,000 due immediately after the Confirmation Date, paid 20 Rio Business Days after the end of the deadline for choosing the restructuring options

- Outstanding balance paid with a discount of 10% in 4 annual installments, plus interest

- Interest installments:	- Brazilian TR rate + 0.5% for Credits in R$ - 0.5% for Credits in US$

4.3.6. General Payment (i.e., the Default Recovery)

- Class total limit:	R$70,000,000,000 less the amount of Pre-Petition Credits that are restructured in another manner pursuant to the RJ Plan, and if limit is reached, the remainder will be proportionally reduced
- Grace Period:	20 years from the Confirmation Date or the entry of a Required Foreign Order in the Creditor’s jurisdiction, as applicable
- Installments:	5 equal annual installments
- Interest:	- Brazilian TR rate for Pre-Petition Credits in R$ - No interest for Pre-Petition Credits in US$
- Interest installments:	1 installment together with the last principal payment
- Prepayment option:

Oi may, at any time, choose to repay these Credits by paying 15% of the outstanding balance, upon such occurrence the total amount due in respect of the Default Recovery shall be deemed to be paid in full and discharged

4.4. Mediation (i.e., the Small Creditor Program (as defined herein))

- Payment advancement	Up to R$50,000; outstanding balance paid in accordance to the class and option made by the Creditor, if applicable
- Installments

90% due 10 Rio Business Days after settlement is reached with participant Creditor in the Small Creditor Program

10% due 10 days after the Confirmation Date or the entry of a Required Foreign Order in the Creditor’s jurisdiction, as applicable

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4.7., 4.9., 4.10. and 4.11. Other Credits

- Non-liquidated Credits (Section 4.7)	Will be paid under Section 4.3.6 (Default Recovery)
- Late Credits (Section 4.9)	Will be paid under Section 4.3.6 (Default Recovery)
- Changes in Amount of Credits (Section 4.10)	Will be paid under Section 4.3.6 (Default Recovery)
- Reclassified Credits (Section 4.11)	Will be paid under Section 4.3.6 (Default Recovery)

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PART VI

GENERAL INFORMATION

The discussion below briefly describes the Company, its business, and the events leading up to the Judicial Reorganization.

The Company and its Operations

The Company constitutes one of the principal integrated telecommunications service providers in Brazil. The Company operates throughout Brazil and offers a range of integrated telecommunications services that include fixed-line and mobile telecommunications services, network usage (interconnection), data transmission services (including broadband access services), subscription television (“Pay-TV”) (including as part of double-play, triple-play and quadruple-play packages), internet services and other telecommunications services for residential customers, small, medium and large companies and governmental agencies. The Company owns approximately 351,400 kilometers of installed fiber optic cable throughout Brazil. The Company’s mobile network covers areas in which approximately 88.9% of the Brazilian population lives and works. According to ANATEL, as of December 31, 2016, the Company had a 17.3% market share of the Brazilian mobile telecommunications market and a 34.2% market share of the total Brazilian fixed-line market. The Company offers more than one million Wi-Fi hotspots in public places, such as airports and shopping malls.

The Company’s traditional residential services business in Brazil includes (1) local and long-distance fixed-line voice services and public telephones, (2) broadband services, (3) Pay-TV services, and (4) network usage services. The Company is the largest fixed-line telecommunications company in Brazil in terms of total number of lines in service as of December 31, 2016. The Company is the principal fixed-line telecommunications services provider in its service areas, comprising the entire territory of Brazil other than the State of São Paulo, with a market share of 54.2% of the total fixed lines in service in its service areas as of December 31, 2016.

The Company offers a variety of high-speed broadband services in its fixed-line service areas, including services offered by its subsidiary Brasil Telecom Comunicação Multimídia Ltda. The Company’s broadband services primarily utilize Asymmetric Digital Subscriber Line (“ADSL”) technology. As of December 31, 2016, the Company had 6.4 million ADSL subscribers, representing 45.1% of its fixed lines in service as of that date.

The Company offers Pay-TV services under its Oi TV brand. The Company delivers such Pay-TV services throughout its residential service areas using direct-to-home satellite technology.

The Company’s personal mobility services business offers mobile telecommunications services throughout Brazil, as well as network usage services. Based on its 42.2 million mobile subscribers as of December 31, 2016, the Company believes that it is one of the principal mobile telecommunications service providers in Brazil.

The Company also provides voice and data services to its SME and corporate customers (i.e., small, medium-sized, and large corporate customers) throughout Brazil.

The Company holds significant interests in telecommunications companies in Angola, Cape Verde, and São Tomé and Principe in Africa and Timor Leste in Asia. The Company’s interests in telecommunications companies in Africa are held through Africatel Holding B.V. (“Africatel”), in which the Company owns an 86% interest. The Company’s interests in telecommunications companies in Timor Leste are held through Telecomunicações Públicas de Timor, S.A. (“TPT”), in which the Company owns a 76.14% interest. On September 16, 2014, the Company’s board of directors authorized its management to take the necessary measures to market its shares in Africatel, which represented 75% of the share capital of Africatel at that time. In addition, on June 17, 2015, the Company’s board of directors authorized its management to take the necessary measures to market its shares in TPT, representing 76.14% of the share capital of TPT. As of September 30, 2017, the assets and liabilities related to the Company’s Africa operations were put up for sale. No sale of such African operations has been consummated as of the date of this Statement.

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The Debtors’ Organization

Organizational Structure of the Company

The Debtors consist of the following operating entities: (i) Oi, which is incorporated under the laws of Brazil and is the parent company of the Debtors, operates “Region II” fixed line telecommunications services and is the holder of the concession of the “Commuted Fixed Telephone Service” – STFC (Serviço Telefônico Fixo Comutado) in Region II, (ii) Telemar, a wholly-owned subsidiary of Oi that operates “Region I” fixed-line telecommunications services, and (iii) Móvel, a wholly-owned subsidiary of Telemar which operates personal mobile and cable television services. The activities of the Debtors are coordinated under the corporate, operational, financial, administrative, and managerial single control of Oi, which acts as a holding entity of the corporate group and whose shares are listed in the B3, a stock exchange located in São Paulo, and in the NYSE (as defined herein) in ADR form.

The Debtors also include several financing vehicles: (i) Oi Coop and PTIF, incorporated in the Netherlands and wholly-owned subsidiaries of Oi; (ii) Copart 4, incorporated in Brazil and a wholly-owned subsidiary of Telemar; and (iii) Copart 5, incorporated in Brazil and a wholly-owned subsidiary of Oi. PTIF and Oi Coop are organized for the sole purpose of raising funds in the international capital markets and to on-lend the proceeds of such issuances to the operating entities in the corporate group. As such, they have no operations and have de minimis activities aside from administrative activities related to such financing activities. Copart 4 and Copart 5 own several properties leased to Telemar and Oi, respectively, in the State of Rio de Janeiro.

The corporate structure of the Debtors and certain non-Debtor affiliates (as of the date of this Statement) is represented in the organizational chart below:

Pre-Petition Assets and Liabilities

As of the Petition Date, the Debtors’ financial indebtedness totaled approximately R$65 billion, consisting primarily of four types of debt: (i) unsecured export credit facilities with various export credit agencies or other quasi-governmental or non-governmental financial institutions (the “ECA Facilities”); (ii) the Bonds and similar securities issued, varyingly, under New York law (the “U.S. Notes”), English law (the “U.K. Notes”), and Brazilian law (the “Brazilian Debentures”); (iii) two series of certificados de recebíveis imobiliários (the “CRIs”), securities issued through Brazilian financial institutions which consist of interests in lease payments owed by Telemar, Oi, and Móvel for the use of certain real property leased from Copart 4 and Copart 5; and (iv) secured and unsecured bilateral and syndicated Brazilian bank debt (the “Brazilian Bank Debt”).

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Oi lists its shares on the New York Stock Exchange (“NYSE”) in the form of ADRs (in addition to their listing on the B3 stock exchange), and counts among its 1.1 million shareholders qualified U.S. residents holding an aggregate of 99,329,988 common shares and 76,478,434 preferred shares.

Oi

Oi is a primary obligor on the following long-term third-party financial indebtedness: (i) four series of the U.S. Notes, namely, (i) R$1,101,952,000 of the 9.75% Notes due 2016 (the “2016 U.S. Notes”) governed by an indenture dated September 15, 2011 (the “2016 Notes Indenture”); (ii) €588,918,000 of the 5.125% Notes due 2017 (the “2017 U.S. Notes”) governed by an indenture dated December 15, 2010 and supplemented February 27, 2012 (the “2017 Notes Indenture”); (iii) US$144,838,000 of the 9.5% Notes due 2019 (the “2019 U.S. Notes”) governed by an indenture dated April 23, 2009 and supplemented September 27, 2010 and February 27, 2012 (the “2019 Notes Indenture”); and (iv) US$1,845,881,000 of the 5.5% Notes due 2020 (the “2020 U.S. Notes,” and together with the 2016 U.S. Notes, the 2017 U.S. Notes, and the 2019 U.S. Notes, the “Oi Notes”) governed by an indenture dated September 15, 2010 and supplemented February 27, 2012 (the “2020 Notes Indenture,” and together with the 2016 Notes Indenture, the 2017 Notes Indenture, and the 2019 Notes Indenture, the “Oi Notes Indentures”). Oi is also the primary obligor on (i) four series of the Brazilian Debentures totaling approximately R$4,000,000; (ii) the CRIs; (iii) a limited number of the ECA Facilities; and (iv) a limited number of Brazilian Bank Debt facilities.

Additionally, Oi has unconditionally guaranteed the following indebtedness of its subsidiaries: (i) the two series of U.S. Notes issued by Oi Coop described below; (ii) the seven series of U.K. Notes issued by PTIF; (iii) some of the ECA Facilities; and (v) some of Brazilian Bank Debt facilities.

Telemar

Telemar’s primary obligations under long-term third-party financial indebtedness consist of debt owed under: (i) one series of the Brazilian Debentures; (ii) the CRIs; (iii) most of the ECA Facilities, and (iv) certain of the Brazilian Bank Debt. In addition, Telemar has guaranteed the following primary obligations of other Debtors: (i) the 2017 U.S. Notes, the 2019 U.S. Notes, and the 2020 U.S. Notes, all issued by Oi; and (ii) a limited number of Brazilian Bank Debt facilities.

Móvel

Móvel’s primary obligations consist of debt owed under: (i) certain of the Brazilian Bank Debt facilities; and (ii) intercompany debt. In addition, Móvel has guaranteed one series of the Brazilian Debentures issued by Oi.

Oi Coop

Oi Coop is presently the issuer of two series of the U.S. Notes, namely: (i) US$1,500,000,000 of the 5.75% Notes due 2022 (the “2022 U.S. Notes”) governed by an indenture agreement dated February 10, 2012, and a first supplemental indenture dated July 27, 2012 (the “2022 Notes Indenture”); and (ii) €600,000,000 of the 5.625% Notes due 2021 (the “2021 U.S. Notes,” and together with the 2022 U.S. Notes, the “Oi Coop Notes”) governed by an indenture agreement dated June 22, 2015 (the “2021 Notes Indenture” and, together with the 2022 Notes Indenture, the “Oi Coop Notes Indentures”). The Oi Coop Notes Indentures are governed by New York law and designate New York as the forum for any disputes related to the Oi Coop Notes.

Prior to commencement of the RJ Proceeding, Oi Coop had only two functions: borrowing money which it then on-lent to other members of the corporate group, and holding money in various bank accounts.

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As of August 9, 2017, Oi Coop’s material debts totaled approximately €5.7 billion, consisting principally of approximately €1.9 billion outstanding under the Oi Coop Notes, an approximately €3.8 billion loan (the “PTIF Loan”) owed to PTIF under the loan agreement between PTIF and Oi Coop dated June 2, 2015 (“PTIF Loan Agreement”), and de minimis debts owed to certain trade creditors located in the Netherlands.

Since Oi Coop’s formation, it has lent money to Oi and Móvel under four loan agreements (the “Oi Coop Loan Agreements”). From June 2015 through April 2016, a total of approximately €4,448,736,523 was transferred from Oi Coop to Oi and Móvel pursuant to the Oi Coop Loan Agreements. As of early August 2016, the aggregate principal amount outstanding under the Oi Coop Loan Agreements totaled approximately €5,518,656,925.

PTIF

PTIF is the issuer under the €7,500,000,000 Euro Medium Term Note Programme (“EMTN Programme”), all of which are guaranteed by Oi. The EMTN Programme consists of the following U.K. Notes: (i) €500,000,000 of the 4.375% Notes due 2017 (the “2017 4.375% U.K. Notes”); (ii) €250,000,000 of the 5.242% Notes due 2017 (the “2017 5.242% U.K. Notes”); (iii) €750,000,000 of the 5.875% Notes due 2018 (the “2018 U.K. Notes”); (iv) €750,000,000 of the 5.00% Notes due 2019 (the “2019 U.K. Notes”); (v) €1,000,000,000 of the 4.625% Notes due 2020 (the “2020 U.K. Notes”); (vi) €500,000,000 of the 4.5% Notes due 2025 (the “2025 U.K. Notes”); and (vii) €400,000,000 of the 6.25% Notes due 2016 (the “2016 U.K. Notes”). The U.K. Notes are listed on the London Stock Exchange and governed by English law (save for certain aspects of the 2016 U.K. Notes which are governed by Portuguese law) pursuant to a trust deed dated December 17, 1998 (as most recently amended and restated on May 26, 2015, the “Trust Deed”) and designate the courts of England as the venue for any disputes related to the U.K. Notes.

Prior to the commencement of the RJ Proceeding, PTIF’s principal activity was to act as a finance company for the corporate group and, therefore, it had no operations other than issuing and making payments on the U.K. Notes issued by PTIF under the EMTN Programme and other indebtedness incurred by PTIF, lending the proceeds of this indebtedness to other members of its consolidated group, and engaging in other financial transactions within the consolidated group of which it is a member. PTIF does not have any subsidiaries.

Copart 4 and Copart 5

Copart 4 and Copart 5’s primary obligations under long-term third-party financial indebtedness consist of debt owed under CRIs. Copart 4 and Copart 5 owned real estate properties and leased those properties to other entities in the Company, assigning the receivables of the rental payments to Brazilian Securities Companhia de Securitização, which subsequently issued the CRIs. The CRIs were purchased by Brazilian financial institutions.

The Debtors’ Directors and Executive Officers

The following tables set forth the name and office of all directors and executive officers of the Debtors as of the date of this Statement. The mailing address for each of the directors and executive officers listed below is Rua Humberto de Campos No. 425, 8th floor, Leblon, 22430-190, in the City of Rio de Janeiro, State of Rio de Janeiro, Brazil.

Oi

Name	Position	Date Elected/ Appointed	Age
José Mauro Mettrau Carneiro da Cunha............................	Chairman	February 2009	68
Ricardo Reisen de Pinho........................................................	Vice-Chairman	August 2016	56
Marcos Duarte Santos............................................................	Director	August 2016	48
Luís Maria Viana Palha da Silva.........................................	Director	September 2015	61
Pedro Zañartu Gubert Morais Leitão...................................	Director	July 2016	52
Marcos Rocha..........................................................................	Director	December 2017	53
Eleazar de Carvalho Filho.....................................................	Director	December 2017	60
Marcos Grodetzky...................................................................	Director	December 2017	61
Eurico de Jesus Teles Neto.....................................................	Interim Chief Executive Officer and Chief Legal Officer	November 2017	61
Carlos Augusto Machado Pereira de Almeida Brandão..	Interim Chief Financial Officer and Investor Relations Officer	October 2017	43
Hélio Calixto da Costa...........................................................	Director and Officer	November 2017	78
João do Passo Vicente Ribeiro(1).........................................	Officer	November 2017	69
___________________________ (1) Subject to satisfaction of residency requirements under Brazilian law. Telemar
Name	Position

Eurico de Jesus Teles Neto.................................................................	Chief Executive Officer
Carlos Augusto Machado Pereira de Almeida Brandão..............	Director and Interim Chief Financial Officer

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Móvel

Name	Position

Eurico de Jesus Teles Neto	Chief Executive Officer
Carlos Augusto Machado Pereira de Almeida Brandão	Chief Financial Officer

Copart 4

Name	Position

Eurico de Jesus Teles Neto	Chief Executive Officer
Carlos Augusto Machado Pereira de Almeida Brandão	Chief Financial Officer

Copart 5

Name	Position

Eurico de Jesus Teles Neto	Chief Executive Officer
Carlos Augusto Machado Pereira de Almeida Brandão	Chief Financial Officer

PTIF

Name	Position

Dommo Empreendimentos Imobiliários Ltda.(1)	Sole member of the Management Board

___________________________

(1)   Carlos Augusto Machado Pereira de Almeida Brandão is the sole director of Dommo Empreendimentos Imobiliários Ltda.

Oi Coop

Name	Position

Bryophyta SP Participações Ltda.(1)	Sole member of the Management Board

___________________________

(1)   Carlos Augusto Machado Pereira de Almeida Brandão is the sole director of Bryophyta SP Participações Ltda.

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Principal Owners of Voting Securities

The following table sets forth each person owning 10% or more of the voting securities of Oi as of the date of this Statement:

	Common Shares
Name	Number of Shares	%

Bratel S.à r.l.(1	183,662,204	22.24

___________________________

(1)   Bratel S.à r.l. is an indirect wholly-owned subsidiary of Pharol, SGPS S.A.

Reasons for Requesting the Judicial Reorganization

The Debtors requested the Judicial Reorganization for several reasons. Principal among these from a financial perspective were the large amount of funds in Court Deposits relating to various regulatory, labor, tax, and civil actions and the imposition of high administrative fines, particularly by ANATEL.

The shift in consumer preferences toward mobile services has severely impacted the Debtors’ performance. Given the Debtors’ heavy concentration in the fixed-line telephone segment, this shift has impacted the Debtors’ performance negatively.

Notwithstanding the shift away from fixed-line telephone usage, Oi’s obligations to provide fixed-line and public telephony services imposed by the Ministry of Communications (consolidated in the General Plan of Universalization Goals, as provided for in the General Telecommunications Law) have remained static since 1998, the year in which the concession agreements in effect were signed. These objectives were designed to increase access and quality to Brazil’s telecom sector and imposed obligations on concessionaires to make fixed telephone services universally available throughout the country. As a result, the Debtors were required to make heavy investments in certain rural regions with low population densities and populations with lower incomes. Such investments have yielded low returns on investments. By way of example, as a result of this regulatory regime, the Debtors operate approximately 641,000 public telephones across Brazil (with the exception of São Paulo), at an annual cost of approximately R$180,000,000.00. Such public telephones generated R$2,700,000.00 in 2016 (even after a 90% reduction in the supply of Oi public telephones between 2009 and 2016).

In recent years, in light of the financial condition of the Brazilian economy and the Debtors’ heavy concentration of operations in Brazil, the Debtors’ cost of capital was considerably higher than that of its direct competitors, who are international players, which contributed to the deterioration of the Debtors’ financial situation. Further, the Brazilian economic downturn has reduced consumer spending in Brazil, directly impacting the Debtors’ performance. Moreover, the denomination of the Debtors’ cash flows are heavily concentrated in Brazilian reais, which has suffered a steep decline during the recent economic crisis and political instability in Brazil, making service of debt denominated in other currencies more burdensome.

Among other reasons, as a result of the foregoing, the Debtors requested their Judicial Reorganization.

Reasons for the Joint RJ Plan

The entities under Oi’s common control are economically and operationally interconnected, as these companies engage in interdependent and complementary activities and services and their funds are managed for the common interest of the entire group. The corporate group’s managerial, administrative, and financial decisions are made at the direction of the controlling parent company, Oi, for the benefit of the common enterprise, and its internal and corporate processes and organization are integrated and fully unified.

In addition, the Debtors are economically and financially interdependent by virtue of related intercompany agreements, guarantees, and obligations. Examples of this interconnectedness include: (i) the issuance of Bonds in the international market by PTIF and Oi Coop, which Oi has guaranteed, as well as the issuance of Bonds by Oi with guarantees from Telemar; and (ii) the issuance of CRIs by Copart 4 and Copart 5, backed by receivables corresponding to the rent amounts of real estates leased to Oi and Telemar, with Oi as principal lessee and Telemar as guarantor.

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From a commercial and operational point of view, Oi, Telemar, and Móvel share the same physical and logistics infrastructure, including “multi-service” networks through which communications and data related to the corporate group’s different concessions travel (fixed and mobile telephony, internet, and TV signal). This consolidated business model enables the group to offer and sell several integrated package plans of converging services under the single “Oi” brand, which encourages user loyalty, reduces the rate of discontinuation of consumer services, and improves the Debtors’ overall competitive position in the telecommunication sector. Therefore, many of the group’s operating assets are utilized by multiple operating entities, making it unfeasible for the Debtors to effectively operate independently.

For the foregoing and other reasons, the Judicial Reorganization Court determined that the Debtors’ restructuring must necessarily be a joint and consolidated one.

Economic, Financial, and Operational Feasibility

Notwithstanding the difficulties that gave rise to their request for Judicial Reorganization, the Debtors’ financial difficulties are temporary, and the Debtors believe they are now likely well-positioned for a full recovery.

The Debtors’ profitability has improved, with operations generating in 2016 gross revenue of R$45,000,000,000 and net revenue of approximately R$26,000,000,000. Recently, the Debtors have seen: (i) an increase in the sale of new “Oi Total” plans; (ii) a significant increase in RGUs; (iii) an increase in operational efficiency; and (iv) a reduction in service cancellations by consumers.

Moreover, the Debtors are in advanced discussions with ANATEL and the Ministry of Communications regarding certain regulatory changes, which are expected to assist in their recovery following emergence from the Judicial Reorganization. These regulatory changes are expected to include a shift from a concession-based to an authorization-based regime, as well as a change in the legal status of certain assets in which the government currently has reversionary ownership interests. Regulatory changes are also expected to release the Debtors from many of the burdensome obligations imposed by the concessions currently in place, which will allow the Debtors to be more competitive in the telecommunications sector. Legislative bills regarding these expected regulatory changes are already in progress.

In addition, the Debtors filed in the Judicial Reorganization (A) an appraisal of the Debtors’ assets (the “Appraisal”) and (B) a feasibility report analyzing the Debtors’ turnaround strategy and business plan under the RJ Plan (the “Feasibility Report” and, together with the Appraisal, the “Required Plan Reports”). The Appraisal provided an analysis of the going concern and forced liquidation value of the Debtors’ assets and the Feasibility Report provided analysis of the Debtors’ business and recovery prospects under the RJ Plan.

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PART VII

THE DEBTORS’ RESTRUCTURING PROCEEDINGS AND OTHER PENDING MATERIAL LITIGATION

The Judicial Reorganization

On the Petition Date, the Debtors duly requested their Judicial Reorganization pursuant to the Brazilian Bankruptcy Law by filing a joint voluntary bankruptcy petition in the Judicial Reorganization Court to restructure their approximately R$65 billion in debt—the largest restructuring case in Brazil’s history. The Debtors were formally accepted into the Judicial Reorganization by a decision of the Judicial Reorganization Court on June 29, 2016.

In compliance with requirements of the Brazilian Bankruptcy Law, the Judicial Administrator has been presenting monthly financial and economic reports pertaining to the activities of the Debtors as well as updates on the RJ Proceeding itself.

The Debtors filed the first Creditors’ list, which was published in the Brazilian Official Gazette on September 20, 2016. Creditors had 15 Rio Business Days to object to this list. Following review of all objections and completion of necessary revisions, the Judicial Administrator published the second Creditors’ list on May 29, 2017.

As explained previously in Part I hereof, the RJ Plan was approved by Creditors at the GCM on December 19 and 20, 2017 and was confirmed by the Judicial Reorganization Court on January 26, 2018.

As further detailed below, in parallel with the RJ Proceeding, the financing entities Oi Coop and PTIF entered Dutch insolvency proceedings in which Dutch Trustees were appointed under Dutch insolvency law. On November 6, 2017, the Dutch Trustees jointly filed an appeal against a decision of the Judicial Reorganization Court that denied the recognition of their right to be heard and to vote Oi Coop and PTIF’s intercompany claims against Oi and Móvel in the GCM. On November 9, 2017, the Brazilian Court of Justice of the State of Rio de Janeiro (the “Brazilian Court of Appeals”) rendered a decision granting the provisional relief requested to ensure their rights to be heard and to cast votes separately, but this decision was subsequently revoked by the Brazilian Court of Appeals on December 1, 2017. The appeal is now pending final judgement.

On October 4, 2016, the Judicial Reorganization Court rendered a decision recognizing that the Bondholders have a right to individualize their Bondholder Credits and to vote in the GCM, but the indenture trustees have the right to vote on behalf of those Bondholders that do not individualize their Bondholder Credits for this purpose (“Indenture Trustee Voting Decision”). The Indenture Trustee Voting Decision was appealed by the Debtors on November 7, 2016. The effects of the Indenture Trustee Voting Decision were not stayed by the Brazilian Court of Appeals, and on October 31, 2017, the Brazilian Court of Appeals denied the appeal filed by the Debtors, confirming the Indenture Trustee Voting Decision to allow the indenture trustees to represent and cast votes on behalf of Bondholders that had not individualized their Bondholder Credits in the GCM. The Debtors filed a motion for clarification against the decision of the Brazilian Court of Appeals, which remains pending.

On August 21, 2017, the Judicial Reorganization Court granted substantive consolidation of the Debtors in the RJ Proceeding (the “Substantive Consolidation Decision”), effectively pooling the assets and liabilities of the Debtors for purposes of distributions to Creditors under the RJ Plan and the Creditors for purposes of voting on the Debtors’ plan of reorganization. The Substantive Consolidation Decision was appealed by a number of Creditors and by the Dutch Trustees, and on September 22, 2017, the Brazilian Court of Appeals rendered preliminary decisions staying the effects of the Substantive Consolidation Decision, ruling that (i) the Judicial Administrator shall present segregated lists of Creditors for each of the Debtors and provide any relevant information to adequately assess each of the Debtors independently, and (ii) the GCM shall hold a vote on the issue of substantive consolidation separately from a vote on the Debtors’ plan of reorganization itself. The Brazilian Court of Appeals ruled that the Creditors’ vote would determine whether to substantively consolidate the Debtors unless the Brazilian Court of Appeals rules otherwise in the trial of the appeals.

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Following a series of postponements and earlier calls of the GCM, on November 29, 2017, the Judicial Reorganization Court issued a decision scheduling the GCM for December 19, 2017 (to continue on December 20, 2017, if needed) on first call, and for February 1, 2018 (to continue on February 2, 2018, if needed) on second call. The public summoning notice regarding this new date for the GCM was published in the Brazilian Official Gazette on December 1, 2017.

The first call of the GCM took place on December 19, 2017. Under Brazilian Bankruptcy Law, the general meeting of creditors can only be assembled for a plan vote on first call if it is attended by a quorum of creditors holding more than 50% of the total allowed claims in each of the four classes of creditors.

The GCM was attended by (1) 83.02% of the Creditors holding 92.28% of the claims of Class I (Labor Creditors), (2) 100% of the Creditors of Class II (Secured Creditors), (3) 59.95% of the Creditors holding 98.57% of the claims of Class III (Unsecured Creditors), and (4) 51.58% of the Creditors holding 59.04% of the claims of Class IV (Unsecured Creditors holding ME/EPP Credits). Thus, the quorum requirements for the GCM to be assembled in first call were satisfied.

Voting on substantive consolidation was separately conducted at the GCM prior to the voting of the RJ Plan in accordance with the guidelines established by the Brazilian Court of Appeals.

Substantive consolidation of the Debtors was approved by holders of (i) 99.5% of the claims of Oi present and voting in the GCM; (ii) 96.90% of the claims of Móvel present and voting; (iii) 99.88% of the claims of Telemar present and voting; (iv) 97.98% of the claims of Oi Coop present and voting; (v) 99.89% of the claims of PTIF present and voting; (vi) 100% of the claims of Copart 4 present and voting; and (vii) 100% of the claims of Copart 5 present and voting. Thus, these voting results easily surpassed the simple majority required to approve substantive consolidation of the Debtors.

The RJ Plan was approved as follows by the Creditors present at the GCM: (i) 100% of the Creditors holding 100% of the claims of Class I; (ii) 100% of the Creditors holding 100% of the claims of Class II; (iii) 99.56% of the Creditors holding 72.17% of the claims of Class III; and (iv) 99.8% of the Creditors holding 99.74% of the claims of Class IV. Thus, the majority voting requirements of the Brazilian Bankruptcy Law were overwhelmingly satisfied by each class of Creditors, and the RJ Plan was approved.

All Creditors had the opportunity to approve or reject the RJ Plan, or abstain from voting. Pursuant to the Indenture Trustee Voting Decision, the indenture trustees were allowed to represent and cast votes on behalf of absent Bondholders that had not individualized their Bondholder Credits. However, both indenture trustees chose to abstain from voting on behalf of such Bondholders.

Under the Brazilian Bankruptcy Law, the judicial confirmation of the RJ Plan is considered to occur on the date of publication of the Confirmation Order, which occurred on February 5, 2018, provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date. Parties in interest have until the Appeals Deadline to appeal the Confirmation Order. Absent any appeals, the Confirmation Order will then become final and binding on all parties in interest.

In the event that any appeal is filed, the appellant may seek a stay on the effectiveness of the Confirmation Order, which if granted, will stay implementation of the RJ Plan for a period of time until the appeal is resolved. In the event that any appeal is granted by the appellate court, unless overturned, the Confirmation Order will be considered effective on the date on which the eventual appellate court’s decision, or that of a higher court (if further appeals of the appellate court’s decision are made), is published in such court’s official gazette.

The Chapter 15 Proceeding

On June 21, 2016, the day after requesting the Judicial Reorganization, Mr. Ojas N. Shah, in his then-capacity as the foreign representative for the Judicial Reorganization of each of Oi, Telemar, Móvel and Oi Coop (the “Chapter 15 Debtors”), petitioned for commencement of chapter 15 cases (the “Chapter 15 Cases”) in the United States Bankruptcy Court for the Southern District of New York (the “Chapter 15 Court”), seeking recognition of the RJ Proceeding as the foreign main proceeding of each of the Chapter 15 Debtors.

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On July 21, 2016, the Chapter 15 Court held a hearing with respect to the Chapter 15 Debtors petition for recognition of the RJ Proceeding and did not receive any objections to such petition. On July 22, 2016, the Chapter 15 Court granted recognition of the RJ Proceeding as the foreign main proceeding in respect of each of the Chapter 15 Debtors (the “Recognition Order”).

Following affirmation of the Dutch Conversion Decisions by the Dutch Supreme Court (as further described below and in each case as defined herein), Mr. J.R. Berkenbosch (“Mr. Berkenbosch”) in his capacity as Dutch Trustee for the Dutch bankruptcy estate of Oi Coop filed with the Chapter 15 Court a motion seeking modification or termination of the Recognition Order in respect of Oi Coop and filed a competing petition for recognition of the Dutch Bankruptcy Proceeding (as defined herein) in respect of Oi Coop as the foreign main proceeding for purposes of U.S. law. On December 4, 2017, the Chapter 15 Court, by written opinion (the “Competing Chapter 15 Denial Decision”), denied Mr. Berkenbosch’s motion and petition in its entirety and entered an order (the “Competing Chapter 15 Denial Order”) to that effect on December 26, 2017. As such, the Recognition Order remains in place with respect to the Judicial Reorganization in respect of each of the Chapter 15 Debtors, including Oi Coop.

On January 8, 2018, Mr. Berkenbosch filed a notice of appeal with the Chapter 15 Court indicating his intention to appeal the Competing Chapter 15 Denial Decision and the Competing Chapter 15 Denial Order. On January 9, 2018, the IBC (as defined herein) also filed a notice of appeal indicating its intention to appeal the Competing Chapter 15 Denial Decision and the Competing Chapter 15 Denial Order. Neither Mr. Berkenbosch nor the IBC has sought a stay of the Competing Chapter 15 Denial Decision or the Competing Chapter 15 Denial Order as of the date of this Statement. As such, the Recognition Order remains in full force and effect with respect to the Judicial Reorganization in respect of each of the Chapter 15 Debtors, including Oi Coop, and nothing by virtue of these filings of notices of appeal prevent, hinder or otherwise impair the Debtors’ ability to implement the RJ Plan.

Also on January 9, 2018, Aurelius Capital Management (“Aurelius”) filed a motion for rehearing, reconsideration, modification and/or vacatur of the Competing Chapter 15 Denial Decision seeking, in summary, modification or vacatur of certain findings of fact and conclusions of law contained in Section F(3) of the Competing Chapter 15 Denial Decision. Such motion has not been set for hearing as of the date of this Statement.

The Dutch Bankruptcy Proceedings

On June 27, 2016, Syzygy Capital Management, LTD. (“Syzygy”), an affiliate of Aurelius, filed an involuntary bankruptcy petition against Oi Coop (the “Syzygy Dutch Involuntary Petition”) before the District Court of Amsterdam (the “Dutch District Court”) requesting that the Dutch District Court (i) “declare [Oi] Coop in a state of bankruptcy,” (ii) declare the bankruptcy of Oi Coop a “main insolvency proceeding in the meaning of article 3(1) of the European Insolvency Regulation (EC no. 1346/2000),” and (iii) order that Oi Coop pay the costs of the Syzygy Dutch Involuntary Petition.

On July 8, 2016, Loomis Sayles Strategic Income Fund also filed a petition for the involuntary bankruptcy of Oi Coop in the Dutch District Court (the “Loomis Dutch Involuntary Petition”) requesting that the Dutch District Court (i) order the bankruptcy of Oi Coop, (ii) direct that Oi Coop’s bankruptcy “concerns insolvency proceeding as referred to in Article 3.1 of the EU Regulation,” and (iii) order that Oi Coop pay the costs of the Loomis Dutch Involuntary Petition.

On July 11, 2016, a group of Italian Bondholders also filed an involuntary bankruptcy petition against Oi Coop (the “Third Dutch Involuntary Petition”) in the Dutch District Court. Among other things, the Bondholders requested that the Dutch District Court declare the bankruptcy of Oi Coop.

On July 15, 2016, another group of Bondholders residing in Italy and England filed an involuntary bankruptcy petition against Oi Coop (the “Fourth Dutch Involuntary Petition” and, together with the Loomis Dutch Involuntary Petition, the Syzygy Dutch Involuntary Petition and the Third Dutch Involuntary Petition, the “Dutch Oi Coop Involuntary Petitions”) in the Dutch District Court. Among other things, these Bondholders similarly requested that the Dutch District Court declare the bankruptcy of Oi Coop.

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In light of the Dutch Oi Coop Involuntary Petitions and risk posed thereby to the Judicial Reorganization, on August 9, 2016 Oi Coop filed with the Dutch District Court a petition (the “Oi Coop SoP Petition”) for a suspension of payments proceeding (the “Oi Coop Suspension of Payments”), a Dutch insolvency proceeding aimed at facilitating the reorganization, rather than the liquidation, of an insolvent debtor by imposing a temporary stay against creditor actions.

On August 9, 2016, the Dutch District Court granted the Oi Coop SoP Petition and opened the Oi Coop Suspension of Payments, thereby triggering a moratorium on certain actions against Oi Coop in the Netherlands, including the Dutch Oi Coop Involuntary Petitions. The Dutch District Court also appointed Mr. Berkenbosch as administrator and Mr. W.F. Korthals Altes as supervisory judge for the Oi Coop Suspension of Payments, and set May 18, 2017 as the date on which Oi Coop’s creditors would vote on its Composition Plan.

On August 22, 2016, Citicorp Trustee Company Limited (“Citicorp”), the trustee in respect of the 2017 5.242% U.K. Notes, to which PTIF is currently the issuer, purportedly acting at the direction of the requisite majority of the holders of these Bonds, filed a petition for the involuntary bankruptcy of PTIF in the Dutch District Court (the “Citicorp Dutch Involuntary Petition”) requesting that the Dutch District Court (i) order the bankruptcy of PTIF, (ii) direct that PTIF´s bankruptcy “concerns insolvency proceeding as referred to in Article 3.1 of the EU Regulation,” and (iii) order that PTIF pay the costs of the Citicorp Dutch Involuntary Petition.

On September 30, 2016, PTIF filed with the Dutch District Court a petition (the “PTIF SoP Petition”) for a suspension of payments proceeding (the “PTIF Suspension of Payments”).

On October 3, 2016, the Dutch District Court granted the PTIF SoP Petition and opened the PTIF Suspension of Payments, thereby triggering a moratorium on certain actions against PTIF in the Netherlands, including the Citicorp Dutch Involuntary Petition. The Dutch District Court appointed Mr. J.L.M. Groenewegen as administrator and Ms. M.J.E. Geradts as supervisory judge for the PTIF Suspension of Payments, and set May 18, 2017 as the date on which PTIF’s creditors would vote on its Composition Plan.

On December 1, 2016, however, both Mr. Berkenbosch for Oi Coop and Mr. Groenewegen for PTIF filed a petition with the Dutch District Court requesting that the Oi Coop Suspension of Payments and the PTIF Suspension of Payments, respectively, be withdrawn and advising the Dutch District Court to declare Oi Coop and PTIF bankrupt (such request by Mr. Berkenbosch, the “Berkenbosch Request,” and such request by Mr. Groenewegen, the “Groenewegen Request” and together, the “Administrators Requests”).

Subsequently, on December 23, 2016, a group of creditors in the Netherlands, referring to themselves as the “International Bondholder Group” (the “IBC”), filed a similar petition for Oi Coop with the Dutch District Court requesting that the Oi Coop Suspension of Payments proceeding be withdrawn and Oi Coop be declared bankrupt (the “IBC Request”). The members of the IBC at the time of the IBC Request included Citadel Equity Fund LTD., Trinity Investments Designated Activity Company, York Global Finance Fund L.P. and Syzygy, and purported to collectively hold approximately $1.5 billion of the Debtors’ debt. In their request, the group relied on many of the same arguments set forth in the Berkenbosch Request.

On January 4, 2017, Citicorp filed a petition with the Dutch District Court requesting that the PTIF Suspension of Payments proceeding be withdrawn and PTIF be declared bankrupt (the “Citicorp Request” and, together with the Administrators Requests, and the IBC Request, the “Dutch Bankruptcy Requests”). In its request, Citicorp relied principally on similar arguments set forth in the Groenewegen Request.

Following hearings to consider the matters on January 12, 2017, the Dutch District Court on February 2, 2017 rendered decisions denying each of the Dutch Bankruptcy Requests.

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On February 10, 2017, the IBC and Citicorp appealed the Dutch District Court’s decisions denying their respective Dutch Bankruptcy Requests, respectively (the “IBC Appeal” and the “Citicorp Appeal”, and together, the “Dutch Creditors Appeals”).

On April 19, 2017, the Dutch Court of Appeals (the “Dutch Court of Appeals”) granted the Dutch Creditors Appeals, overturning the Dutch District Court decisions and ordering that the suspension of payments proceedings in respect of PTIF and Oi Coop be converted into Dutch bankruptcy proceedings (the “Dutch Conversion Decisions” and such proceedings post-conversion, the “Dutch Bankruptcy Proceedings”). The Dutch Court of Appeals further appointed Mr. Berkenbosch as Oi Coop’s bankruptcy trustee (the “Oi Coop Trustee”) in the Netherlands, and Mr. Groenewegen as PTIF’s bankruptcy trustee (the “PTIF Trustee” and, together with the Oi Coop Trustee, the “Dutch Trustees”) in the Netherlands. On July 7, 2017, upon certain appeals of the Dutch Conversion Decisions, the Dutch Supreme Court (the “Dutch Supreme Court”) issued its decision affirming the Dutch Conversion Decisions.

The Dutch Avoidance Proceedings

On May 30, 2017, the Oi Coop Trustee, on behalf of the Dutch bankruptcy estate of Oi Coop, commenced a Dutch Pauliana action against Oi and Móvel in the Dutch District Court (the “Avoidance Proceedings”) seeking repayment of and damages in relation to several intercompany loans.

On July 26, 2017, Brookfield Credit Opportunities Master Fund, L.P. (“Brookfield”) and GoldenTree Master Fund Ltd. (“GoldenTree”), in their capacity as creditors of Oi Coop and parties-in-interest, filed a request to join the Avoidance Proceedings on the side of Oi and Móvel. The Avoidance Proceedings remain pending as of the date of this Statement.

On August 16, 2017 and August 23, 2017, Oi and Móvel respectively filed a motion contesting jurisdiction of the Dutch Courts to hear the claims of the Coop Trustee asserted in the Avoidance Proceedings, which motion remains pending as of the date of this Statement.

Capricorn Litigation Proceedings

On March 16, 2016, Capricorn Capital Ltd. (“Capricorn”) commenced actions against Oi, Móvel, Oi Coop, PTIF, Flavio Nicolay Guimarães, Trust International Management (T.I.M.) B.V., Wilhelmus Joseph Langeveld, Bayard de Paoli Gontijo, Johannes Petrus Vincentius Gerardus Visser, Marco Norci Schroeder, Cristina Mocellin, and Arthur Jose Lavatori Correa (the “Dutch Capricorn Proceedings”). Capricorn seeks a judgment concerning the avoidance of the PTIF Loan made to Oi Coop. Furthermore, Capricorn seeks to hold PTIF, Oi Coop and Oi, as well as the individual (former) board members involved, liable for its damage (currently unliquidated in amount) suffered as a consequence of transactions that (allegedly) led to the prejudice of Capricorn’s interests and is seeking a declaratory judgment to this effect.

On March 30, 2016, Capricorn commenced interim relief proceedings (kort geding) in which Capricorn demanded by way of an injunction that Oi Coop be forbidden to on-lend monies to any member of the Debtors as long as Oi Coop has any outstanding obligations under the PTIF Loan. The Dutch District Court denied Capricorn’s injunction on May 2, 2016. This decision was affirmed by the Dutch Court of Appeals on July 19, 2016.

The Dutch Capricorn Proceedings and other related actions remain pending as of date of this Statement. On November 14, 2017, the Dutch District Court held a hearing in the Dutch Capricorn Proceedings. The Dutch District Court set a date for an interim judgment on March 7, 2018.

The English Recognition Proceedings

On June 23, 2016, the High Court of England and Wales granted orders (each, an “English Recognition Order,” and together the “English Recognition Orders”) recognizing the RJ Proceeding as a “foreign main proceeding” under the Cross-Border Insolvency Regulations 2006, which implements the UNCITRAL Model Law in Great Britain, in relation to each of the Debtors Oi, Móvel, and Telemar (such proceedings in the High Court of England and Wales, the “English Proceedings”).

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Each of the English Recognition Orders:

•         stayed the commencement or continuation of individual actions or individual proceedings concerning the relevant Debtors’ assets, rights, obligations or liabilities;

•         stayed execution against the relevant Debtors’ assets; and

•         suspended the rights of the relevant Debtors to transfer, encumber or otherwise dispose of their assets.

On July 28, 2016, the English Recognition Order granted in respect of Móvel was partially modified to lift the suspension on its rights to transfer, encumber or otherwise dispose of its assets.

Portuguese Recognition Proceedings

In order to safeguard the Debtors’ rights, Oi, Telemar and, later, Móvel requested the Judicial Court of the Region of Lisbon (the “Portuguese Court”) to recognize the RJ Proceeding in Portugal in relation to Oi and Telemar on November 18, 2016, and subsequently in relation to Móvel on July 11, 2017 (such proceedings in the Portuguese Court, the “Portuguese Proceedings”).

The Portuguese Proceedings were requested under the Portuguese Insolvency and Corporate Recovery Code and the Portuguese Court issued judgments granting recognition on March 6, 2017 in relation to OI and Telemar and August 11, 2017 in relation to Móvel.

Cayman Islands Proceedings

On November 9, 2017, an originating summons (the “Originating Summons”) was issued and served by Oi, Móvel and Ms. Margot MacInnis, the foreign representative of Oi and Móvel (together, the “Plaintiffs”), on Capricorn in the Cayman Islands (the “Cayman Proceedings”).

The relief sought in the Cayman Proceedings seeks to prevent Capricorn from commencing or continuing legal proceedings against Oi and Móvel or indirectly doing so by causing, procuring, funding or financing any third party bringing such proceeding on the basis of s.241(1)(b) of the Cayman Companies Law (2016 Revision). Further or in the alternative, an injunction was sought on the basis of the no-action clause (clause 9(B)) of the Trust Deed to restrain Capricorn from continuing or pursuing proceedings against Oi in the Netherlands or indirectly doing so by causing, procuring, funding or financing any third party bringing such proceeding. The Originating Summons was subsequently ordered to be listed for a hearing on February 26, 2018.

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PART VIII

DETAILED OVERVIEW OF CERTAIN KEY TERMS OF THE RJ PLAN

A copy of the RJ Plan is attached hereto as Exhibit A (and a certified translation thereof from Portuguese to English is attached hereto as Exhibit B) and forms part of this Statement. The detailed overview of certain key terms of the RJ Plan set forth below is qualified in its entirety by reference to the full text of the original Portuguese version of the RJ Plan and the Exhibits attached thereto, and holders of Pre-Petition Credits against the Debtors should not interpret the contents of this Statement as modifying any of the substantive or economic provisions of the original Portuguese version of the RJ Plan, which shall always control; provided that the foregoing statement shall not in any way be construed as limiting the rights of the Debtors under Section 11.1.1 of the RJ Plan to take any and all appropriate or required actions consistent with the RJ Plan and applicable law to implement the RJ Plan. Bondholders are strongly urged to read the RJ Plan and the Exhibits thereto in their entirety so that they can make an informed judgment regarding a Recovery Election.

Credit Restructuring of Other Creditors

The Credits held by Creditors (other than Bondholders) against the Debtors shall be treated under the RJ Plan as follows:

Labor Credits

Except as otherwise provided in and subject to the terms of the RJ Plan, Labor Creditors (other than Fundação Atlântico) will be paid in full following the end of a grace period ending 180 days from the Confirmation Date, in five equal and successive monthly installments, with the first installment maturing on the last Rio Business Day of the aforementioned grace period; provided that such Labor Creditors’ Labor Credits are undisputed on the date of the first scheduled payment installment as set forth in Section 4.1 of the RJ Plan.

Labor Creditors whose Labor Credits are disputed as set forth in Section 4.1 of the RJ Plan will be paid in accordance with Section 4.1.1 of the RJ Plan.

Labor Credits held by Fundação Atlântico de Seguridade Social (“Fundação Atlântico”) will be paid in full, with payments of principal beginning after the end of a grace period ending five years from the Confirmation Date, in 6 equal and successive yearly installments of the amount of principal, with the first installment maturing on the last Rio Business Day of the aforementioned grace period. Fundação Atlântico’s recovery will also include an interest and inflation adjustment at the rate of INPC + five percent (5.5%) per year, which will accrue and be paid in the manner set forth in Section 4.1.3 of the RJ Plan.

Secured Credits

Except as otherwise provided in and subject to the terms of the RJ Plan, Secured Creditors will be paid in full, with payments of principal beginning after the end of a grace period ending 72 months from the Confirmation Date, in 180 monthly and successive installments of the amount of principal in accordance with the payment schedule set forth in Section 4.2.2 of the RJ Plan, with the first installment maturing on the 15th day of the 73rd month following the Confirmation Date. Secured Creditors’ recovery will also include interest at the rate of TJLP + 2.946372%, which will accrue and be paid in the manner set forth in Section 4.2.3 of the RJ Plan.

Unsecured Credits (Other than Bondholder Credits)

Unsecured Creditors (other than Bondholders), are classified into the following categories: (1) Creditors (a) that are small businesses holding ME/EPP Credits (i.e., Class IV Pre-Petition Credits) (“ME/EPP Creditors”) or (b) that are Class III Creditors other than Bondholders, Strategic Supplier Creditors and Regulatory Agencies Pre-Petition Creditors (as defined herein) (together with the ME/EPP Creditors, “General Unsecured Creditors”) , (2) Creditors that are regulatory agencies holding Regulatory Agencies Pre-Petition Credits (including those of ANATEL) (“Regulatory Agencies Pre-Petition Creditors”), (3) Strategic Supplier Creditors and (4) ME/EPP Creditors and Class III Creditors whose Credits are secured by Court Deposits. Except as otherwise provided in and subject to the terms of the RJ Plan, the Unsecured Creditors in the aforementioned categories can choose among different payment options depending on their respective classification. Unsecured Creditors that do not make a selection or, for whatever reason, do not fall into one of these aforementioned categories or otherwise are not eligible to receive payment under another method, will receive the Default Recovery (described in more detail below).

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General Unsecured Credits

Except as otherwise provided in and subject to the terms of the RJ Plan, General Unsecured Creditors holding ME/EPP Credits or Class III Credits (together, the “General Unsecured Credits”) have the option of recovering their claims under a linear payment option or under one of two different restructuring options.

General Unsecured Creditors holding an aggregate amount of General Unsecured Credits of R$1,000 or less who elect the linear payment option through an electronic platform developed by request of Oi at www.recjud.com.br (the “General Electronic Platform”) will be paid in full (limited to the amount set forth on the creditors’ list of the Judicial Administrator) within 20 Rio Business Days from the Confirmation Date (or the entry of a Required Foreign Order in the Creditor’s jurisdiction, as applicable), in a single installment. General Unsecured Creditors holding an aggregate amount of General Unsecured Credits of more than R$1,000 may also elect the linear payment option (through the General Electronic Platform), in which case such General Unsecured Creditors will have agreed to accept and will be paid R$1,000 as full payment for their General Unsecured Credits within 20 Rio Business Days from the deadline for Creditors to choose a recovery option through the General Electronic Platform (the “General Creditors Option Deadline”).

General Unsecured Creditors holding General Unsecured Credits (regardless of the amount), may also elect to have their General Unsecured Credits (through the General Electronic Platform) restructured according to Restructuring Option I or Restructuring Option II.

Except as otherwise provided in and subject to the terms of the RJ Plan, General Unsecured Creditors holding General Unsecured Credits who elect Restructuring Option I (through the General Electronic Platform), will have their General Unsecured Credits restructured on a pro rata basis, provided that the total amount of all General Unsecured Credits that may be restructured in connection with Restructuring Option I shall be limited to (a) R$10,000,000,000.00 for General Unsecured Credits originally denominated in Brazilian reais, and (b) US$1,150,000,000.00 for General Unsecured Credits originally denominated in US dollars, and in the event that such limits are reached, the amounts that such General Unsecured Creditors that elect Restructuring Option I shall receive shall be ratably reduced to ensure that such limits are not exceeded, and the remaining balances of such General Unsecured Credits will automatically be allocated to be paid pursuant to the Default Recovery. Subject to the foregoing, (1) payments of the amount of principal will begin after the end of a grace period ending 60 months from the Confirmation Date, in 24 semi-annual and successive installments in accordance with the payment schedule set forth in Section 4.3.1.2 of the RJ Plan, with the first installment maturing on the 25th day of the 66th month following the Confirmation Date, and (2) payments of interest at the annual rate of 80% of the CDI for General Unsecured Credits originally denominated in Brazilian reais and 1.75% per year for General Unsecured Credits originally denominated in US dollars, which will accrue and be paid in the manner set forth in Section 4.3.1.2 of the RJ Plan.

Please note that, in respect of the aforementioned recoveries under Restructuring Option I, the portion of the applicable General Unsecured Credits that is denominated in Brazilian reais will be restructured, no later than 6 months from the Confirmation Date, under the terms and conditions provided for in Exhibit 4.3.1.2(b) to the RJ Plan, and the portion of the applicable General Unsecured Credits that is denominated in US dollars will, at the option of each General Unsecured Creditor that elects Restructuring Option I, be restructured: (i) according to the terms and conditions for in Exhibit 4.3.1.2(a1) of the RJ Plan, (ii) through private debentures under the terms and conditions provided for in Exhibit 4.3.1.2(a2), or (iii) through public debentures under the terms and conditions provided for in Exhibit 4.3.1.2(a2).

Except as otherwise provided in and subject to the terms of the RJ Plan, General Unsecured Creditors holding General Unsecured Credits who elect Restructuring Option II (through the General Electronic Platform), will have their General Unsecured Credits restructured, no later than 6 months from the Confirmation Date, on a pro rata basis, provided that the total amount of all General Unsecured Credits that may be restructured in connection with Restructuring Option II shall be limited to the amount of General Unsecured Credits equal to US$850,000,000.00, and in the event that such limit is reached, the amounts that such General Unsecured Creditors that elect Restructuring Option II shall receive shall be ratably reduced to ensure that such limit and not exceeded, and the remaining balances of such General Unsecured Credits will automatically be allocated to the Default Recovery. Subject to the foregoing, (1) payments of the amount of principal will begin after the end of a grace period ending 60 months from the Confirmation Date, in 24 semi-annual and successive installments in accordance with the payment schedule set forth in Section 4.3.1.3 of the RJ Plan, with the first installment due on the 25th day of the 66th month following the Confirmation Date, and (2) payments of interest at the rate of 1.25% per year, which will accrue and be paid in the manner set forth in Section 4.3.1.3 of the RJ Plan. Interest will accrue at 1.25% per year, with 10% of the interest accrued for the first 6 years being paid biannually, and the remainder of the interest accrued being paid 60 months from the Confirmation Date.

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Regulatory Agencies Pre-Petition Credits

Except as otherwise provided in and subject to the terms of the RJ Plan, Regulatory Agencies Pre-Petition Creditors (including ANATEL) who elects the recovery option under Section 4.3.4 of the RJ Plan (through the General Electronic Platform), will have their Regulatory Agencies Pre-Petition Credits that are registered as overdue federal tax liability (“Liquidated Regulatory Agencies Pre-Petition Credits”) novated by operation of the RJ Plan and settled, with payments beginning after the end of a grace period on June 30, 2018, in 240 monthly installments in accordance with the payment schedule set forth in Section 4.3.4 of the RJ Plan, as follows:

•         The first installment shall be paid using the Court Deposits to secure such Credits, and each subsequent installment shall be paid in the same manner until the month in which the amount of Court Deposits is insufficient to the pay the amount of such installment in full, in which case the installment for such month and all remaining months shall be paid in cash;

•         Beginning with the second installment, an interest adjustment shall be made at the SELIC rate, which will accrue and be paid in the manner set forth in Section 4.3.4 of the RJ Plan; and

•         The Regulatory Agencies Pre-Petition Creditors’ recovery with respect to Liquidated Regulatory Agencies Pre-Petition Credits will be subject to the following discounts: (i) 50% in default interest and (ii) 25% in late payment penalties;

provided, that the Regulatory Agencies Pre-Petition Credits held by such Regulatory Agencies Pre-Petition Creditors that are not registered as overdue federal tax liability (“Non-Liquidated Regulatory Agencies Pre-Petition Credits”) shall, if and when settled by a final decision not subject to appeal, be paid in accordance with the Default Recovery.

Notwithstanding the foregoing, in the event that any legal rule is adopted which provides for an alternative means to settle the Liquidated or Non-Liquidated Regulatory Agencies Pre-Petition Credits, the Debtors are permitted to adopt such alternative means, subject to the terms and conditions set forth in Oi’s Bylaws.

Credits of Strategic Supplier Creditors

Except as otherwise provided in and subject to the terms of the RJ Plan, each Strategic Supplier Creditor holding an aggregate amount of Unsecured Credits of R$150,000.00 or less who elects the recovery option under Section 4.3.5 of the RJ Plan (through the General Electronic Platform) will be paid in full (subject to any limitations set forth in the RJ Plan) within 20 Rio Business Days from the from the end of the General Creditors Option Deadline, in one single installment.

Except as otherwise provided in and subject to the terms of the RJ Plan, each Strategic Supplier Creditor holding an aggregate amount of Unsecured Credits of more than R$150,000.00 who elects the recovery option under Section 4.3.5 of the RJ Plan (through the General Electronic Platform) will, subject to any limitations on amounts set forth in the RJ Plan, (i) be paid in full with respect to the first R$150,000.00 of Unsecured Credits held by such Strategic Supplier Creditor within 20 Rio Business Days from the from the end of the General Creditors Option Deadline, in one single installment, and (ii) receive a 90% recovery with respect to the remaining balance of the Unsecured Credits of such Strategic Supplier Creditor above R$150,000.00, plus interest at the Brazilian TR rate plus 0.5% per year in the case of Unsecured Credits denominated in reais and 0.5% per year in the case of Unsecured Credits denominated in US dollars or euros, which will accrue and be paid in the manner set forth in Section 4.3.5.2 of the RJ Plan, and such amounts will be paid in 4 equal and successive annual installments, with the first payment maturing on the last Rio Business Day of the first year following the end of the General Creditors Option Deadline.

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Credits Secured by Court Deposits

Except as otherwise provided in and subject to the terms of the RJ Plan, (i) ME/EPP Creditors whose ME/EPP Credits are secured by Court Deposits will be paid in full in accordance with Section 4.3.2 of the RJ Plan, and (ii) Class III Creditors whose Class III Credits are secured by Court Deposits will be paid in full with respect to the first R$1,000 of their Class III Credits and will be paid according to the following proportions with respect to the remaining balances of their Class III Credits (as applicable): (a) 85% of their Class III Credits will be paid for amounts ranging from R$1,001 to R$5,000; (b) 80% of their Class III Credits will be paid for amounts ranging from R$5,001 to R$10,000; (c) 70% of the of their Class III Credits will be paid for amounts ranging from R$10,001 to R$150,000; and (d) 50% of their Class III Credits will be paid for all amounts above R$150,000. Such ME/EPP Credits and Class III Credits will be paid from Court Deposits subject to the foregoing limits by range of claim value. In the event that the Court Deposits are insufficient to pay such claims in accordance with Section 4.3.2 of the RJ Plan, such ME/EPP Creditors and/or Class III Creditors (as applicable) shall receive the Default Recovery in respect of the excess value of their ME/EPP Credits or Class III Credits (as applicable).

Bond Restructuring

Pursuant to the RJ Plan, each Eligible Bondholder will be entitled to make a Recovery Election in order to be eligible to receive the applicable recoveries described below. Bondholders that do not make a valid recovery Election at or prior to the Election Deadline will only be entitled to receive the Default Recovery.

Non-Qualified Bondholders

Subject to the terms and conditions of the RJ Plan (including, without limitation, Section 11.1 thereof), Non-Qualified Bondholders that make a valid Non-Qualified Recovery Election shall be eligible to recover 50% of the amount of their Bondholder Credits, in accordance with Section 4.3.3.1 of the RJ Plan. Non-Qualified Bondholders that make a valid Non-Qualified Recovery Election shall be eligible to have their Bondholder Credits restructured on a pro rata basis, provided that the total amount of all Bondholder Credits that may be restructured in connection with the Non-Qualified Recovery shall be limited to US$500,000,000.00, and in the event that such limit is reached, the amount that such Non-Qualified Bondholders that make a valid Non-Qualified Recovery Election shall be eligible to receive shall be ratably reduced to ensure that the US$500,000,000.00 limit is not exceeded, and the remaining balances of such Bondholder Credits will automatically be allocated to be paid pursuant to the Default Recovery.

Except as otherwise provided in and subject to the terms of the RJ Plan, Non-Qualified Bondholders that make a valid Non-Qualified Recovery Election shall be eligible to receive: (1) payments of principal beginning after the end of a grace period ending 6 years from the Confirmation Date, in 12 successive installments on a semi-annual basis of the amount of principal in accordance with the payment schedule set forth in Section 4.3.3.1 of the RJ Plan, with the first installment due on the 15th day of the 78th month following the Confirmation Date and the remaining installments due on the same day every 6 months thereafter; and (2) payments of interest at the rate of 6% per year, which will accrue and be paid in the manner set forth in Section 4.3.3.1 of the RJ Plan.

Please note that the aforementioned recoveries are expected to be distributed through the Non-Qualified Settlement Procedure, and in order for a Non-Qualified Bondholder to be entitled to a participation interest in the Non-Qualified Credit Agreement, such Non-Qualified Bondholder must make a valid Non-Qualified Recovery Election and participate in the Non-Qualified Settlement Procedure in accordance with the conditions and procedures set forth in the Statement and the Non-Qualified Settlement Information Statement. Non-Qualified Bondholders that fail to comply with such procedures will only be entitled to receive the Default Recovery.

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Qualified Bondholders

Subject to the terms and conditions of the RJ Plan (including, without limitation, Section 11.1 thereof), Qualified Bondholders that make a valid Qualified Recovery Election shall be eligible to have their Bondholder Credits satisfied in accordance with the terms and subject to the conditions set forth in Section 4.3.3.2 of the RJ Plan, by a combination of:

  PTIF Shares; and
  the New Notes in a total face amount of R$6.3 billion;
  New Shares, limited to a total of 1,756,054,163 shares; and
  the Warrants, limited to a total of 135,081,089.

The New Notes

Subject to the terms and conditions of the RJ Plan, Qualified Bondholders that make a valid Qualified Recovery Election shall be eligible to receive a pro rata allocation of the New Notes. The New Notes will be Brazilian reais-denominated, New York law-governed secured notes payable in US dollars (the indentures pursuant to which the New Notes will be issued and governed, the “New Notes Indenture”). The New Notes will mature 7 years after issuance, the amount of principal of the New Notes will be paid in a single installment on the 5th day of the 84th month after issuance and interest shall accrue and be paid in accordance with the terms set forth in Section 4.3.3.3 of the RJ Plan.

The PTIF Shares

Subject to the terms and conditions of the RJ Plan, Qualified Bondholders that make a valid Qualified Recovery Election shall be eligible to receive a pro rata allocation of the PTIF Shares, conditioned on the approval of the a Composition Plan in respect of PTIF in the Netherlands, which Composition Plan shall be consistent in all respects with the RJ Plan.

New Shares

Subject to the terms and conditions of the RJ Plan, Qualified Bondholders that make a valid Qualified Recovery Election shall be eligible to receive a pro rata allocation of New Shares, which shall be issued by Oi in a capital increase of up to 1,756,054,163 of New Shares in accordance with the terms and conditions set forth under the RJ Plan and subject to the preemptive rights of Oi’s Shareholders (the “Capitalization of Credits Capital Increase”). The total sum of such Capitalization of Credits Capital Increase shall be between R$11,765,562,892.10 and R$12,292,379,141.00, paid by capitalizing part of the Bondholder Credits of Qualified Bondholders that make a valid Qualified Recovery Election and participate in such capital increase. The Capitalizations of Credits Capital Increase shall occur as soon as possible but no later than July 31, 2018, provided that the conditions precedent for the Capitalization of Credits Capital Increase set forth in the RJ Plan have each been satisfied or waived in accordance with the terms thereof.

The Warrants

Subject to the terms and conditions of the RJ Plan, Qualified Bondholders that make a valid Qualified Recovery Election shall be eligible to receive a pro rata allocation of the Warrants, which shall entitle the holders thereof to acquire New Shares of Oi for an exercise price of US$0.01 per common share. The Warrants can be exercised at any moment during a 90-day period beginning on the earliest to occur of (i) the date that is one year from the issue date of the Warrants; and (ii) the date on which either of the following has occurred: (a) the disclosure of a material fact (fato relevente) announcing a Shareholders’ General Meeting and/or a meeting of the Company’s board of directors, as the case may be, to approve the issuance of New Shares in connection with the New Funds Capital Increase (as defined herein and as further detailed below) contemplated under the RJ Plan and the Backstop Agreement, provided that such material fact is disclosed at least 15 Rio Business Days prior to such meeting; or (b) any transaction that causes a change of control of Oi.

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Please note that the aforementioned recoveries are expected to be distributed in connection with the Exchange Offer, and in order for a Qualified Bondholder to be entitled to receive the Qualified Recovery, such Qualified Bondholder must make a valid Qualified Recovery Election and participate in the Exchange Offer in accordance with the conditions and procedures set forth in the Statement and the Exchange Offer Memorandum. Qualified Bondholders that fail to comply with such procedures will only be entitled to receive the Default Recovery.

Default Recovery

Except as otherwise provided in and subject to the terms and conditions of the RJ Plan, (i) the Credits of each Pre-Petition Creditor (except for labor credits) that does not validly elect (through the General Election Platform) one of the recovery options available to such Pre-Petition Creditor set forth in Section 4 of the RJ Plan, and (ii) a portion of Credits held by each Pre-Petition Creditor that validly elects (through the General Election Platform) one of the recovery options available to such Pre-Petition Creditor set forth in Section 4 of the RJ Plan in the event that the limit on the total amount of Pre-Petition Credits that may be restructured pursuant to such recovery option is reached, will automatically be paid the Default Recovery, under which (1) payments of the principal amount will begin after a grace period ending 20 years from the Confirmation Date (or the entry of a Required Foreign Order in the Pre-Petition Creditor’s jurisdiction, as applicable), in 5 annual, equal and successive installments, with the first installment maturing on the last Rio Business Day of the aforementioned grace period, and (2) payments of interest equal to the Brazilian Referential Rate (“TR”) for Pre-Petition Credits originally denominated in Brazilian reais and no interest for Pre-Petition Credits originally denominated in US dollars, which will accrue and be paid in the manner set forth in Section 4.3.6 of the RJ Plan; provided that the total amount to be paid by the Debtors under the Default Recovery option is limited to R$70 billion less an amount equal to all Pre-Petition Credits restructured in another manner under the RJ Plan, and if this limit is reached, each Pre-Petition Credit entitled to payment shall be proportionally reduced; and provided further, that Oi shall have the option at any time to pre-pay in whole or in part the amounts due under the Default Recovery by paying 15% of the outstanding balance.

Funds for the Payment of Creditors

The RJ Plan includes provisions related to the raising of funds for the Debtors’ business activities and for distribution to Creditors, which are summarized in part as follows:

Additional Financing

In addition to the New Funds Capital Increase, if the Company requires further additional funding, the Debtors are permitted to (i) raise new funds in the capital markets (the “Permitted Additional Financing”) in an aggregate amount of up to R$2,500,000,000.00 at any time within two (2) years from the Confirmation Date, which may be obtained through the public issuance of common shares or new debt instruments, or by any other means permitted under the RJ Plan and (ii), following the approval of the RJ Plan at the GCM (the “Approval of the RJ Plan”) and the adjustment of the Debtors’ capital structure, seek (and the Debtors are required to use best efforts to obtain) the opening of new credit facilities for the import of equipment in an aggregate amount of up to R$2,000,000,000.00, which amount, for the avoidance of doubt, is not subject to the limit on Permitted Additional Financing described in (i) above.

Capital Increase

Independent of the issuance of New Shares in connection with the capitalization of the Bondholder Credits that Qualified Bondholders that make a valid Qualified Recovery Election are eligible to participate in (the “Capitalization of Credits Capital Increase”), Oi needs additional funding for capital expenditures and to implement its business plan. In order obtain such additional funds, the RJ Plan provides that Oi will also conduct a R$4,000,000,000 capital increase through the issuance of New Shares by Oi in accordance with the terms and conditions set forth under the RJ Plan and the Backstop Agreement and subject to the preemptive rights of Oi’s Shareholders with respect to the subscription of such New Shares (the “Rights Offering” or the “New Funds Capital Increase”).

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On December 19, 2017, the Debtors and certain Bondholders (the “Backstop Investors”) entered into an agreement (the “Backstop Agreement”) under which the Backstop Investors agreed, subject to the terms and conditions thereof, to guarantee the totality of the Rights Offering (as further detailed below).

The Rights Offering shall take place as soon as possible after the issuance of New Shares in connection with the Capitalization of Credits Capital Increase but no later than February 28, 2019, provided that (1) the conditions precedent for the New Funds Capital Increase set forth in the Backstop Agreement have each been satisfied or waived by requisite number of Backstop Investors according to the terms thereof, (2) on or prior to January 15, 2019, the Debtors have called a Shareholders’ General Meeting and/or a meeting of the Company’s board of directors, as the case may be, to approve the issuance of New Shares in connection with the Rights Offering, and (3) the issuance of New Shares in connection with the Rights Offering has been approved at the applicable meeting, or, in the event that such approval has not been obtained, a decision of the Judicial Reorganization Court has been rendered supplementing the lack of such approval.

Under the Backstop Agreement, Oi agreed: to (A) conduct the Rights Offering subject to the terms contemplated under the RJ Plan and the Backstop Agreement, and to offer each Backstop Investor the right to subscribe for its pro rata portion (based on its share of the Commitments (as defined herein)) of New Shares to be issued in connection with the Rights Offering, and (B) to pay the related fees and expenses of each Backstop Investor. Each Backstop Investor agreed, on a several and non-joint basis, to subscribe for and pay for its percentage (the “Commitment Percentage”) of the unsubscribed New Shares offered in connection with the Rights Offering (the “Commitments”).

As consideration for the Commitments of each Backstop Investor, the Backstop Agreement provides that each Backstop Investor shall receive a commitment fee of either (1) cash or (2) New Shares of Oi (the “Commitment Fee”). Each Backstop Investor may choose which form of payment it wishes to receive for the Commitment Fee (i.e., cash or New Shares of Oi), unless the trading price of such shares during the 30 consecutive days prior to the record date of the Rights Offering is R$10.0 or more, in which case the Debtors have the exclusive ability to choose the form of payment.

Backstop Investors are (i) Benefit Street Partners LLC, (ii) PF Fund Limited Partnership, (iii) Brookfield (represented by Brookfield Asset Management Private Institutional Capital Adviser (Credit), LLC), (iv) GoldenTree Asset Management LP (representing other managed funds and accounts), (v) Charcoal Crux 4, L.L.C., (vi) Redwood Capital Master Fund, LTD and Redwood Drawdown Master Fund L.P. (represented by Redwood Capital Management LLC), (vii) Syzygy, (viii) Bennett Restructuring Fund, L.P., (ix) Bennett Offshore Restructuring Fund, Inc., (x) Canyon Capital Advisors LLC, (xi) CVI EMCVF Lux Securities Trading S.a.r.l., (xii) EOC Lux Securities S.a.r.l., (xiii) Citadel Equity Fund LTD., (xiv) Knighthead Master Fund, L.P., Knighthead (NY) Fund, L.P., and Knighthead Annuity & Life Assurance Company (represented by Knighthead Capital Management LLC), (xv) York Capital Management Global Advisors LLC (representing other managed funds and accounts), (xvi) Trinity Investments Designated Activity Company, (xvii) JH Credit, L.L.C., and (xviii) Solus Alternative Asset Management LP (representing other managed funds).

The Confirmation Order made two changes regarding the New Funds Capital Increase. First, the Confirmation Order declared Section 11 of the Backstop Agreement invalid, which provides for the reimbursement of the fees and expenses of Backstop Investors. Second, the Confirmation Order modified the conditions under Section 5 of the Backstop Agreement such that the payment of the Commitment Fee shall be extended to all Bondholders that commit to invest new resources in the Company through the subscription of New Shares under the terms of the Backstop Agreement.

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Disclaimer and Waiver of Liability

Disclaimer and Waiver of Liability of the Exempted Debtor Parties

Section 11.12.1 of the RJ Plan provides, among other things, that each Creditor (subject to certain exceptions applicable to Current Litigants under Section 11.4 of the RJ Plan and further detailed below) is deemed to hold harmless, and to have irrevocably waived all rights against, the Debtors, their Affiliates, controlled companies, subsidiary companies, associated companies, associated entities, and other companies in the same group, and their respective shareholders, directors, counselors, investors, employees, attorneys, advisors, agents, attorneys in fact, and representatives, including their predecessors and successors (collectively, the “Exempted Debtor Parties”), in connection with any and all liability for certain actions (or inactions, as applicable) prior to the Approval of the RJ Plan, including with respect to the Judicial Reorganization and the restructuring provided for under the RJ Plan. Further, the RJ Plan states that all Creditors (to the extent applicable) must take all appropriate measures to ensure that the Dutch Trustees appointed in the Dutch Bankruptcy Proceedings of Oi Coop and PTIF close all litigation against the Exempted Debtor Parties or cause such litigations to be closed, subject to the provisions applicable to Current Litigants under Section 11.4 of the RJ Plan and further detailed below.

Disclaimer and Waiver of Liability of the Exempted Backstop Parties

Section 11.12.2 of the RJ Plan provides, among other things, that each of the Debtors and their successors, and the Creditors, expressly release the Backstop Investors and the entities controlled thereby, subsidiaries and affiliates, and other companies in the same corporate and economic group, their officers, directors, minority shareholders, partners, employees and advisors and successors (collectively, the “Exempted Backstop Parties”), from any and all liability for certain actions (or inactions, as applicable) prior to the Approval of the RJ Plan, including with respect to the execution of the Backstop Agreement, the Judicial Reorganization and the restructuring provided for under the RJ Plan.

Oi Corporate Governance During Judicial Reorganization

Special Transition Rules

The RJ Plan provides that, commencing with the Approval of the RJ Plan, a new framework of corporate governance rules will implemented and apply with respect to the applicable executive boards of officers of the Debtors, superseding the provisions of their respective organizational documents. The relevant provisions of such framework are as follows:

Executive Office – Stabilization

During the period between (i) the Approval of the RJ Plan and (ii) the occurrence and issuance of New Shares in connection with the Capitalization of Credits Capital Increase, 12 months from the Confirmation Date, or February 28, 2019, whichever comes first (the “Transitional Period”), the following rules shall apply:

  The statutory officers of Oi who were exercising their authority prior to August 2017 and the current CEO (collectively, the “Transitional Officers”) shall, in accordance with the terms and conditions of the RJ Plan, remain in their same offices and, among their other responsibilities, shall be exclusively responsible for the execution and implementation of the RJ Plan up to the conclusion of the Judicial Reorganization (subject to any decision of the Transitional Board of Directors or the New Board of Directors, as applicable, to change the composition of such executive officers after the end of the Transitional Period in accordance with clause (iii) of Section 9.1.1 of the RJ Plan, as described further below); and
  The statutory officers of Oi who do not have a specific designation and who were nominated and assumed office after August 2017 (the “Directors Officers”) shall perform the respective roles and assignments as determined at a subsequent meeting of Oi’s board of executive officers, and such Directors Officers shall refrain from interfering, directly or indirectly, in any way, with the Judicial Reorganization, including the implementation of the RJ Plan, and shall be subject to dismissal at any time by the Transitional Board of Directors or by the New Board of Directors, as the case may be.

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Executive Office – Operations

Within 60 Rio Business Days from the Approval of the RJ Plan, the Debtors will engage an individual who will be responsible for preparing Oi for its new phase of transformation and for integrating the commercial and operating enterprises of the Debtors (the “Operational Officer”).

New Executive Office

The RJ Plan provides that, among other things, after the Transitional Period, (i) the Transitional Board of Directors or the New Board of Directors, as the case may be, may freely appoint officers for each of the Debtors; provided that the current CEO and Finance and Investor Relations Officer of Oi shall be reinstated and shall continue to hold the positions of Legal Counsel and Officer, respectively, until the conclusion of the Judicial Reorganization, without any specific designations with respect to their administrative and financial functions, and maintaining the same assignments, competencies, administrative, and decision-making responsibilities that they currently hold; and provided further that the current employment contracts of the current CEO and Finance and Investor Relations Officer shall be renewed and maintained, including, without limitation, in respect of the contractual indemnities included in such employment contracts.

Transitional Board of Directors

Among other things, the RJ Plan provides that the Debtors shall have a Transitional Board of Directors composed of a total of 9 full members, without alternates, identified in Exhibit 9.2 of the RJ Plan, as follows:

  6 members of the current Board of Directors;
  3 new members, who shall be appointed by operation of the RJ Plan, pursuant to Article 50, IV, of the Brazilian Bankruptcy Law.

The following list sets forth the members of the Transitional Board of Directors:

Name	Title
José Mauro Mettrau Carneiro da Cunha	Chairman
Ricardo Reisen de Pinho	Vice-Chairman
Marcos Duarte Santos	Director
Luis Maria Viana Palha da Silva	Director
Pedro Zañartu Gubert Morais Leitão	Director
Helio Calixto da Costa	Director
Marcos Rocha	Director
Eleazar de Carvalho Filho	Director
Marcos Grodetzky	Director

All functions of the other members of the current Board of Directors who are not designated as members or alternates of the Transitional Board of Directors pursuant to Section 9.2 of the RJ Plan shall be suspended, and such members may not participate in any meeting of the Transitional Board of Directors. Further, such members (a) shall be formally replaced after the formation of the New Board of Directors by operation of the RJ Plan and pursuant to Article 50, number IV, of the Brazilian Bankruptcy Law, or (b) shall have their term in office expire by lapse of time, whichever occurs first.

New Board of Directors

Pursuant to the RJ Plan and Article 50, IV, of the Brazilian Bankruptcy Law, within 45 Rio Business Days following the conclusion of the Capitalization of Credits Capital Increase, the Debtors shall have a New Board of Directors, comprised by 11 full members, without alternates, with a term of office of two years, the election of which shall be ratified by a general meeting of Shareholders (a “Shareholders’ General Meeting”) called for such purpose, in accordance with the Brazilian Corporation Law and Oi’s Bylaws (such New Board of Directors and the procedures applicable to their appointment, the “Consensual Slate”).

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Formation of the Consensual Slate

Pursuant to the RJ Plan, a Consensual Slate for the New Board of Directors shall be comprised exclusively of independent directors, according to the terms of Oi’s Bylaws, provided that one of the independent directors shall be Mr. Eleazar de Carvalho Filho. The other independent directors and their alternates shall be chosen by the vote of a simple majority of the Transitional Board of Directors.

Election of the New Board of Directors

Immediately after and, in any event not later than 5 Rio Business Days from the conclusion of the Capitalization of Credits Capital Increase, the Transitional Board of Directors shall call a Shareholders’ General Meeting for the election and formation of the New Board of Directors pursuant to the Consensual Slate.

Board of Directors

Pursuant to the RJ Plan, after the expiration of the term of office of the New Board of Directors, a new Shareholders’ General Meeting may be called for the resolution and election of new members of Oi’s Board of Directors, as permitted by Oi’s Bylaws and in the Brazilian Corporation Law.

Effects of the RJ Plan

Binding Nature of the RJ Plan

As of the Confirmation Date, the provisions of the RJ Plan bind the Debtors, their shareholders and partners, the Pre-Petition Creditors and their relevant successors and assignees, under the terms of art. 59 of the Brazilian Bankruptcy Law.

The RJ Plan provides that, in accordance with the terms and conditions thereof, and except as otherwise provided therein (including Section 11.4), upon the Approval of the RJ Plan, the Pre-Petition Creditors are deemed to have provided their consent for and authorized the Debtors to take any and all necessary and appropriate actions (within the limits of applicable law) to implement the RJ Plan, including (i) commencing or continuing (or authorizing any representative of the Debtors or the Judicial Reorganization to commence or continue) any judicial, extrajudicial or administrative proceedings, of any nature whatsoever, in any jurisdictions outside of Brazil, in order to obtain an order enforcing the RJ Plan in any such jurisdiction and/or granting any additional relief in aid of implementing the RJ Plan (ii) establishing procedures for Creditors who are non-residents of Brazil to express their choice with respect to the option for the payment of their respective Pre-Petition Credits, for the payment of such non-Brazilian Creditors as provided for in the RJ Plan, and to guarantee equal treatment of all Creditors under the RJ Plan, to the Creditors, whether or not these Creditors are residents of Brazil.

Novation

The RJ Plan provides that, effective as of the Confirmation Date, which occurred on February 5, 2018 with the publication of the Confirmation Order in the Official Brazilian Gazette (provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date), all Pre-Petition Credits (subject to certain exceptions described in Section 11.1 of the RJ Plan) are novated and discharged under Brazilian law and the holders of such Pre-Petition Credits are entitled to receive the recoveries set forth in the RJ Plan.

Termination of Claims

The RJ Plan provides that, in accordance with the terms and provisions thereof, and except as otherwise provided therein (including Section 11.4) and in certain provisions of the Brazilian Bankruptcy Law, upon the occurrence of the Confirmation Date, and unless the RJ Plan is terminated, the Pre-Petition Creditors (except for Labor Creditors) are prohibited from commencing or continuing any actions of any nature against the Debtors, the assets of the Debtors and/or the rights of the Debtors, in each case associated with any Pre-Petition Credits. As of the Confirmation Date, all collections, lawsuits and other judicial proceedings against the Debtors regarding Pre-Petition Credits will be terminated, all judicial constrictions and attachment orders will be released, and the balance of the Court Deposits that have not been used in the payment of Creditors under the terms of Sections 4.1.2 and 4.3.2 of the RJ Plan will also be released.

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Modification of the RJ Plan

The Debtors may propose supplements, amendments or modifications to the RJ Plan at any time after the Confirmation Date, provided that such supplements, amendments and/or modifications must be approved in a Creditors’ Meeting in which the requisite quorum and voting requirements under the Brazilian Bankruptcy Law and the RJ Plan (as applicable) for such Creditors’ Meeting have been satisfied, in which case such approved supplements, amendments and/or modifications shall become binding on all parties in interest under Brazilian law as of the date of such Creditors’ Meeting pursuant to Articles 45 and 58 of the Brazilian Bankruptcy Law.

Maintenance of the Right of Petition and Voice and Vote in Creditors’ Meeting

For so long as the Debtors remain in Judicial Reorganization, for the purposes of each Creditor’s individualized exercise of the right of petition, voice and vote in each and every Creditors’ Meeting held subsequent to the Confirmation Date, the vote of such Creditor shall be proportional to the amount and quantity of its Pre-Petition Credits, regardless of any exchange or settlement in respect of such Credits that results in such Creditor receiving shares and/or other instruments in lieu thereof (including, with respect to Qualified Bondholders, in connection with the Capitalization of Credits Capital Increase that such Qualified Bondholders have the right to participate in).

Economic Equivalence in the Fulfillment of the RJ Plan

In the event that any of the transactions provided for in the RJ Plan involving payments in cash to the Pre-Petition Creditors cannot be implemented by the Debtors due to the end of the deadline applicable to the implementation of such transactions or due to regulatory reasons, the Debtors will adopt the required measures in order to ensure equivalent economic treatment of the affected Pre-Petition Creditors.

Conditions Subsequent of the RJ Plan

Conditions Subsequent

The following conditions subsequent must be satisfied or waived in accordance with the terms of the RJ Plan by the dates indicated below, and the failure of any such conditions to occur will result in the automatic termination of the RJ Plan and its provisions, and the reconstitution of the rights of the Creditors, as if the RJ Plan had never been approved:

  The restructuring of certain Bondholder Credits under Section 4.3.3.2 of the RJ Plan, pursuant to which Qualified Bondholders that make a valid Qualified Recovery Election shall be eligible to have the Bondholder Credits satisfied in accordance with the terms and subject to the conditions thereof, by July 31, 2018;
  The Capitalization of Credits Capital Increase shall occur no later than July 31, 2018; and
  The New Funds Capital Increase shall occur no later than February 28, 2019.

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Waiver of Conditions Subsequent

The Creditors may, by resolution of the holders of a simple majority of the Credits present and voting at a Creditors’ Meeting called for the purpose of waiving or modifying the condition(s) subsequent described above, approve such waiver or modification.

Miscellaneous Provisions of the RJ Plan

Termination of the RJ Plan

If the RJ Plan is terminated, a Creditors’ Meeting will be held and, provided that the requisite quorum and voting requirements under the Brazilian Bankruptcy Law and the RJ Plan (as applicable) for such Creditors’ Meeting have been satisfied, such Creditors’ Meeting will approve either (i) modifications to the RJ Plan or (ii) adjudication of bankruptcy by the Judicial Reorganization Court.

Powers of the Debtors to Implement the RJ Plan

Section 11.1.1 of the RJ Plan provides that the Approval of the RJ Plan followed by the Confirmation Date shall give Oi, through its legal representatives, powers to take all measures necessary to implement the RJ Plan, including, from the corporate point of view, to sign the subscription lists, on behalf of and for the benefit of the Bondholders that restructure their Credits as set forth in Section 4.3.3.1.1 of the RJ Plan, related to the shares to be issued and delivered by Oi as ADRs in payment for such Credits, as provided in Section 11.4 of the RJ Plan.

After the Confirmation Date, the Debtors are hereby authorized to adopt all measures necessary for (i) seek in the Chapter 15 Proceedings an order granting full force and effect to the RJ Plan in the United States, as well as (ii) starting and/or continuing other judicial, extrajudicial or administrative proceedings, whether insolvency procedures or of any other nature, in any jurisdictions other than Brazil, in furtherance of the implementation of the RJ Plan. No such ancillary proceedings abroad may change the terms and conditions of the RJ Plan, as set forth in Section 11.4 thereof.

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PART IX

QUESTIONS AND ANSWERS REGARDING BONDHOLDERS’ TREATMENT UNDER THE RJ PLAN

Q.            What is a Brazilian Judicial Reorganization?

A.            As discussed in greater detail in “Part IV: Explanation of Brazilian Judicial Reorganization (recuperação judicial) Process,” an RJ aims to preserve the value of a company and the role it plays in the economy for the benefit of all its stakeholders. The objective is to promote the reorganization of a company experiencing short-term difficulties and enable it to continue performing its usual activities, maintaining services for customers and preserving jobs while providing creditors with the recovery approved by the requisite majorities of creditor classes at a general meeting of creditors.

Q.            When did the Judicial Reorganization of the Debtors Commence?

A.            As discussed in greater detail in “Part VII: The Brazilian Judicial Reorganization,” on June 20, 2016, Oi and the other Debtors filed a request for Judicial Reorganization with the Judicial Reorganization Court. The processing of the RJ Proceeding was granted by the Judicial Reorganization Court on June 29, 2016. The Debtors’ RJ Proceeding aims to preserve the ability of the Debtors to offer all of their services to their customers while allowing the Debtors to renegotiate their debts.

Q.            What Happens to the Obligations of the Debtors under the RJ Proceeding?

A.            According to the Brazilian Bankruptcy Law, the obligations (except for tax obligations) of the Debtors, including obligations not yet due, were frozen at the time that the Debtors filed the request for Judicial Reorganization.

On December 12, 2017, the Debtors filed a plan of reorganization with the Judicial Reorganization Court that included modifications to the obligations of the Debtors that were frozen at the time that the Debtors filed the request for Judicial Reorganization to provide for the recoveries available to the Creditors of the Debtors with respect to those obligations. In the GCM held on December 19 and 20, 2017, Creditors that were present or represented at the GCM negotiated with the Debtors to make certain revisions to the plan of reorganization filed with the Judicial Reorganization Court on December 12, 2017. The recoveries available to the Creditors of the Debtors with respect to those obligations under the RJ Plan are described in greater detail in “Part VIII: Detailed Overview of Certain Key Terms of the Brazilian Reorganization Plan” in this Statement.

Q.            Has the RJ Plan Been Approved?

A.            Yes. As discussed in greater detail in “Part VII: The Brazilian Judicial Reorganization” in this Statement, in the GCM held on December 19 and 20, 2017, the requisite majorities of each class of Creditors voted to approve the RJ Plan. The Judicial Reorganization Court entered an order confirming the RJ Plan on January 8, 2018, and the Confirmation Order was published in the Brazilian Official Gazette on February 5, 2018. As discussed in greater detail in “Part VII: The Brazilian Judicial Reorganization” in this Statement, the appeals period with respect to the RJ Plan has not yet expired and therefore an appeal of the Confirmation Order may be filed until the Appeals Deadline. In the event that an appeal is filed, the appellant may seek a stay on the effectiveness of the Confirmation Order which, if granted, would stay such effectiveness to the extent provided in any order granting such stay.

Q.            Were Bondholders entitled to Vote on the RJ Plan?

A.            Those Bondholders that had individualized their Bonds in accordance with the Bondholder Decision were entitled to vote on the RJ Plan.

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Q.            What is the Effect of the Confirmation Order?

A.            As a result of the publication of the Confirmation Order in the Brazilian Official Gazette, all of the provisions of the RJ Plan apply to all Pre-Petition Credits subject to the RJ Proceeding in accordance with the dates and upon the terms described in the RJ Plan (provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date), as described in greater detail in “Part VIII: Detailed Overview of Certain Key Terms of the Brazilian Reorganization Plan” in this Statement. The Debtors will remain in Judicial Reorganization under the supervision of the Judicial Reorganization Court for a period of two years following the date of the publication of the Confirmation Order in the Brazilian Official Gazette.

Q.            If I am a Bondholder, am I entitled to Payment under my Bond?

A.            No. Pursuant to article 59 of the Brazilian Bankruptcy Law and Section 11.2 of the RJ Plan, upon the date that the Confirmation Order acquired full force and effect under Brazilian law, which occurred on February 5, 2018 with the publication of the Confirmation Order in the Brazilian Official Gazette (provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date), all Pre-Petition Credits, including Bondholder Credits, were novated resulting in such credits being converted into rights to recover under the RJ Plan in accordance with the terms and subject to the conditions thereof.

Q.            If I am a Bondholder, what recovery am I entitled to for my Bond under the RJ Plan?

A.            Under Section 4.3 of the RJ Plan, Bondholders are entitled to receive the Qualified Recovery, the Non-Qualified Recovery or the Default Recovery depending on (1) whether a Bondholder is an Eligible Bondholder, (2) whether a Bondholder makes a valid Recovery Election in accordance with the terms of the RJ Plan and the procedures described in this Statement, and (3) whether a Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder.

Bondholders that do not make a valid Recovery Election at or prior to the Election Deadline will ONLY be entitled to the Default Recovery. Bondholders are STRONGLY URGED to review the descriptions of the forms of recovery for which they are eligible, and timely determine whether to make a Recovery Election and submit a Payment Option Notice in the manner described in this Statement.

Q.            If I am a Bondholder, am I an Eligible Bondholder?

A.            Under Section 4.5.5 of the RJ Plan, only a Bondholder that is an Eligible Bondholders as a result of having individualized Bondholder Credits is permitted to elect the form of recovery that its will receive under the RJ Plan. If a Bondholder is the beneficial owner of Bondholder Credits in excess of R$50,000, such Bondholder will be deemed to have individualized Bondholder Credits if such Bondholder appears on the JA Bondholder Lists of Bondholders that have individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision, as evidenced by:

•         such Bondholder appearing on the JA Bondholder List denominated “Download PJ”; or

•         such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List.”

Q.            If I am a Bondholder and participated in the Small Creditor Program, am I an Eligible Bondholder?

A.            No. If you (1) individualized Bonds in order to participate in the in the Small Creditor Program, and (2) were the beneficial owner of Bondholder Credits of R$50,000 or less, you cannot become an Eligible Bondholder as you will have received the entire amount of your recovery under the RJ Plan prior to the Expiration Date under the terms of the Small Creditor Program.

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If you (1) hold an aggregate amount of Bondholder Credits of more than R$50,000, and (2) individualized Bonds in order to participate in the in the Small Creditor Program, your Bonds have not been individualized before the Judicial Reorganization Court in accordance with the procedure established in the Bondholder Decision and you will not be deemed to be an Eligible Bondholder for purposes of the procedures described in this Statement and may not make a Recovery Election, unless you successfully petition the Judicial Reorganization Court to individualize your Bondholder Credits prior to the Election Deadline (as evidenced by your appearing on a list provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bondholder Credits before the Judicial Reorganization Court subsequent to the date of this Statement), in which event you will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

This procedure may require you to retain counsel in Brazil and may be time-consuming. Bondholders are advised to undertake this procedure on a timely basis. The Debtors can provide no assurances that the Judicial Reorganization Court will grant any petitions presented to the Judicial Reorganization Court with respect to the individualization of Bondholder Credits after the deadline contained in the Bondholder Decision, which was September 18, 2017.

Q.            If I am a Bondholder and I have not individualized my Bondholder Credits, can I do so now?

Yes. If you are the beneficial owner of Bondholder Credits of R$50,000 or less and did not participate in the Small Creditor Program, you may individualize your Bondholder Credits by providing a Small Bondholder Proof of Holdings directly to Oi together with your Small Bondholder Payment Option Notice in accordance with the procedures described in this Statement.

If you hold an aggregate amount of Bondholder Credits of more than R$50,000 and did not individualize Bonds before the Judicial Reorganization Court in accordance with the procedure established in the Bondholder Decision, you will not be deemed to be an Eligible Bondholder and may not make a Recovery Election, unless you successfully petition the Judicial Reorganization Court to individualize Bondholder Credits prior to the Election Deadline (as evidenced by your appearing on a list provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bondholder Credits before the Judicial Reorganization Court subsequent to the date of this Statement). This procedure may require you to retain counsel in Brazil and may be time-consuming. Bondholders are advised to undertake this procedure on a timely basis. The Debtors can provide no assurances that the Judicial Reorganization Court will grant any petitions presented to the Judicial Reorganization Court with respect to the individualization of Bondholder Credits after the deadline contained in the Bondholder Decision, which was September 18, 2017.

Bondholders that are not deemed to be Eligible Bondholders will NOT be entitled to make a Recovery Election and will ONLY be entitled to the Default Recovery. Bondholders are STRONGLY URGED to review the procedures to qualify as Eligible Bondholders and make a Recovery Election.

Q.            If I am an Eligible Bondholder, how do I make a Recovery Election?

A.            The procedures that you must follow to make a valid Recovery Election will depend on whether you are deemed to be a Verified Bondholder of a Small Bondholder in accordance with the following criteria.

•         Any Bondholder that (1) has not individualized Bonds, (2) is the beneficial owner of an aggregate amount of Bondholder Credits of R$50,000 or less, as verified by Oi pursuant to the procedures described herein, and (3) did not participate in the Small Creditor Program will be deemed to be a Small Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a legal entity and that has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PJ”) will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

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•         Any Bondholder that is a natural person that (1) has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List), and (2) is the beneficial owner of Bondholder Credits in excess of R$50,000 will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that is a natural person that (1) has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision (as evidenced by such Bondholder appearing on the JA Bondholder List denominated “Download PF” under the caption “Lista de Bondholders Pessoa Física ‐ individualização do direito de voz e voto na AGC” on the first three pages of such JA Bondholder List and not under the caption “CRÉDITOS INDIVIDUALIZADOS PARTICIPANTES DO PROGRAMA DE ACORDO” which starts on the third page of such JA Bondholder List), and (2) is the beneficial owner of Bondholder Credits of R$50,000 or less will be deemed to be a Small Bondholder for purposes of the procedures described in this Statement.

•         Any Bondholder that (1) holds an aggregate amount of Bondholder Credits of more than R$50,000, and (2) successfully petitions the Judicial Reorganization Court to individualize its Bondholder Credits prior to the Election Deadline (as evidenced by such Bondholder appearing on a list provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bondholder Credits before the Judicial Reorganization Court subsequent to the date of this Statement) will be deemed to be a Verified Bondholder for purposes of the procedures described in this Statement.

Q.            If I am a Small Bondholder, how do I make a Recovery Election?

A.            If you are a Small Bondholder, to make a valid Recovery Election you must deliver to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brazil at or prior to 11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended:

•         a properly completed and duly executed Small Bondholder Payment Option Notice in which you elect to participate in the subsequent Non-Qualified Settlement Procedure; and

•         a Small Bondholder Proof of Holdings evidencing the principal amount of each series of Bonds beneficially owned by you on the date of your Small Bondholder Payment Option Notice,

in each case, in accordance with the procedures described in this Statement. For more information regarding these procedures, see “Part III: Bondholder Recovery Election Procedures—Procedure for Small Bondholders to Make a Recovery Election.”

Q.            If I am a Small Bondholder, how do I prove my holdings?

A.            As discussed in greater detail in “Part III: Bondholder Recovery Election Procedures— Procedure for Small Bondholders to make a Recovery Election,” each Small Bondholder making a Recovery Election must deliver to Oi, together with its Small Bondholder Payment Option Notice, at or prior to the Election Deadline:

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•         a screen shot

•         a brokerage or custodian account statement; or

•         similar documentary evidence acceptable to Oi in its sole discretion in each case, evidencing the principal amount of each series of Bonds beneficially owned by such Small Bondholder on the date its Small Bondholder Payment Option Notice. No Small Bondholder Proof of Holdings will be accepted by Oi after the Election Deadline.

Oi and the Election Tabulation Agent shall be entitled to rely upon the information submitted by any Bondholder in a Small Bondholder Proof of Holdings in determining whether such Bondholder is a Small Bondholder, and any determinations made by Oi shall be final and binding, absent manifest error.

Q.            If I am a Verified Bondholder, how do I make a Recovery Election?

A.            If you are a Verified Bondholder, to make a valid Recovery Election you must:

•         register on the Election Website administered by the Election Tabulation Agent at https://www.dfkingltdevents.com in accordance with the procedures described in this Statement and on the Election Website.

•         deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 11:59 p.m., Brasília time, on February 26, 2018, unless the Election Deadline is extended, a properly completed and duly executed Verified Bondholder Payment Option Notice; and

•         deliver to the Election Tabulation Agent by uploading onto the Election Website at or prior to 5:00 p.m., New York City time, on March 5, 2018, unless the Verified Bondholder Proof of Holdings Deadline is extended, a Verified Bondholder Proof of Holdings, in each case, in accordance with the procedures described in this Statement. For more information regarding these procedures, see “Part III: Bondholder Recovery Election Procedures—Procedure for Verified Bondholders to Make a Recovery Election.”

Q.            If I am a Verified Bondholder, what Recovery Elections can I make?

A.            If you are a Verified Bondholder, in your Verified Bondholder Payment Option Notice you may:

•         elect to participate in the subsequent Exchange Offer in which you may tender your beneficial interests in the Bondholder Credits evidenced by your Bonds and receive in lieu thereof the Qualified Recovery in the event you are a deemed to be Qualified Bondholder; and/or

•         elect to participate in the subsequent Non-Qualified Settlement Procedure in which you may surrender your beneficial interests in the Bondholder Credits evidenced by your Bonds and receive in lieu thereof the Non-Qualified Recovery in the event that you are a deemed to be a Non-Qualified Bondholder.

For more information regarding the Qualified Recovery and the Non-Qualified Recovery, see “Part III: Bondholder Recovery Election Procedures—Forms of Bondholder Recovery.”

Q.            If I am a Verified Bondholder, how will I know whether I am a Qualified Bondholder or a Non-Qualified Bondholder?

A.            As discussed in greater detail in “Part III: Bondholder Recovery Election Procedures—Determination of Status as Qualified Bondholder or Non-Qualified Bondholder.”

•         a Qualified Bondholder is an Eligible Bondholder that:

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o    is the beneficial owner of Bondholder Credits in an amount of US$750,000 or more; and

o    if such Eligible Bondholder is resident in the European Economic Area, has represented to Oi that such Bondholder is a Qualified Investor; and

•         a Non-Qualified Bondholder is an Eligible Bondholder that is the beneficial owner of Bondholder Credits in an amount of less than US$750,000.

For more information regarding the procedures that will be undertaken by Oi to determine whether an Eligible Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder, see “Part III: Bondholder Recovery Election Procedures—Determination of Status as Qualified Bondholder or Non-Qualified Bondholder.”

The determination of whether an Eligible Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder will be made by Oi based on the review by the Election Tabulation Agent of each Verified Bondholder Payment Option Notice and Verified Bondholder Proof of Holdings. The Debtors and the Election Tabulation Agent shall be entitled to rely upon the information submitted by any Bondholder in a Verified Bondholder Payment Option Notice and Verified Bondholder Proof of Holdings in determining whether such Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder. Oi will NOT make a determination as to whether any Verified Bondholder is a Qualified Bondholder or a Non-Qualified Bondholder until AFTER the Election Deadline and determinations of Oi will be final and binding, absent manifest error. As a result, any Bondholder that is not certain as to whether it will be deemed a Qualified Bondholder or a Non-Qualified Bondholder is urged to make elections on its Verified Bondholder Payment Option Notice as BOTH a Qualified Bondholder and a Non-Qualified Bondholder.

Q.            If I am a Verified Bondholder, how do I prove my holdings?

A.            As discussed in greater detail in “Part III: Bondholder Recovery Election Procedures—Procedure for Verified Bondholders to Make a Recovery Election,” each Verified Bondholder making a Recovery Election must, at or prior to the Verified Bondholder Proof of Holdings Deadline submit to the Election Tabulation Agent by uploading such Verified Bondholder Proof of Holdings onto the Election Website.

•         a screen shot; or

•         a certificate or account statement issued by the Bondholder’s broker, securities custodian or custodian bank,

in each case, evidencing the principal amount of each series of Bonds beneficially owned by such Verified Bondholder as of the Election Deadline. No Verified Bondholder Proof of Holdings will be accepted by the Election Tabulation Agent after the Verified Bondholder Proof of Holdings Deadline.

Q.            If I have made a valid Recovery Election, will my Recovery Election apply to Bondholder Credits evidenced by Bonds that I acquire after the Election Deadline?

A.            No, unless you acquire Bondholder Credits evidenced by Bonds from a Bondholder that appears on the Qualified Election List or the Non-Qualified Election List, and both you and the transferor have complied with the provisions for the assignment of a Recovery Election described in “Part III: Bondholder Recovery Election Procedures—Assignments of Recovery Elections.”

Persons that acquire beneficial interests in any Bonds after the Election Deadline will not be entitled to make a Recovery Election with respect to the acquired Bonds, but will ONLY be entitled to receive the Default Recovery with respect to those Bonds, unless the transferor of the Bonds is included on the Qualified Election List or the Non-Qualified Election List and the transferor and transferee of the Bonds have complied with the procedures for assignment of Recovery Elections with respect to such Bonds described below.

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Q.            If I have made a valid Recovery Election, when will I receive the Qualified Recovery or the Non-Qualified Recovery?

A.            Bondholders that appear on the Qualified Election List will be entitled to participate in the subsequent Exchange Offer and Bondholders that appear on the Non-Qualified Election List will be entitled to participate in the subsequent Non-Qualified Settlement Procedure. Oi intends to commence the subsequent Exchange Offer and Non-Qualified Settlement Procedure as promptly as practical following the last to occur of the Settlement Conditions. At this time, the Company cannot definitively predict the date on which the Settlement Conditions will be satisfied.

Q.            Are there conditions to the commencement of the Exchange Offer or the Non-Qualified Settlement Procedure?

A.            Yes. The commencement of the subsequent Exchange Offer and Non-Qualified Settlement Procedure are conditioned upon the satisfaction of the Settlement Conditions set forth in “Part III: Bondholder Recovery Election Procedures—Settlement Conditions,” which consist of:

•         Entry of the U.S. Enforcement Order, i.e., a fully enforceable order or orders not subject to any stay of execution in the Chapter 15 Cases currently pending in the U.S. Bankruptcy Court for the Southern District of New York that (1) gives full force and effect to the RJ Plan and the Confirmation Order in the United States, (2) provides that the Company is exempt from certain applicable U.S. securities laws and regulations , and (3) to the extent necessary or appropriate in order to implement the RJ Plan as determined by the Company in its sole discretion, such other necessary or appropriate relief;

•         Entry of the English Enforcement Order or satisfaction of the Alternative UK Settlement Condition, i.e., either the (A) entry of a fully enforceable order or orders not subject to any stay of execution in the English Proceedings currently pending in the High Court of England and Wales (1) enforcing the RJ Plan and the Confirmation Order in Great Britain and (2) to the extent necessary or appropriate as determined by Oi in its sole discretion, providing any other relief constituting the English equivalent of the relief to be granted under the U.S. Enforcement Order, (B) any such other relief from the High Court of England and Wales or other court of competent jurisdiction that results in the release of the Debtors’ liability under the Bonds for purposes of English Law and within the territorial jurisdiction of Great Britain; and/or (C) a release of the Debtors’ liability under the Bonds enforceable under English law and within the territorial jurisdiction of Great Britain;

•         Entry of the Portuguese Enforcement Order, i.e., a fully enforceable order or orders not subject to any stay of execution in the Portuguese Proceedings currently pending in the Portuguese Court (1) enforcing the RJ Plan and the Confirmation Order in Portugal, and (2) to the extent necessary or appropriate as determined by the Company in its sole discretion, providing any other relief equivalent to the relief to be granted under the U.S. Enforcement Order; and

•         Entry of the Dutch Orders, i.e., a fully enforceable order or orders not subject to any stay of execution in the Dutch Bankruptcy Proceedings currently pending in the Dutch District Court confirming the Composition Plans for Oi Coop and PTIF in the Netherlands, which mirror and are consistent in all material respects with the RJ Plan and fully terminate the pending Dutch Bankruptcy Proceedings and any other proceedings or actions initiated by the Dutch Trustees.

Q.            Will all Bondholders be entitled to participate in the subsequent Exchange Offer?

A.            No. As discussed in further detail in “Part III: Bondholder Recovery Election Procedures—The Exchange Offer,” only Bondholders that appear on the Qualified Election List will be entitled to participate in the subsequent Exchange Offer. Only tenders from Bondholders that appear on the Qualified Election List will be accepted in the subsequent Exchange Offer and only tenders for each series of Bonds from individual Qualified Bondholders of principal amounts equal to or less than the principal amounts for the respective series of Bonds shown for such Qualified Bondholder on the Qualified Election List will be accepted.

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Q.            Will there be conditions to the acceptance of tendered Bonds in the Exchange Offer?

A.            Yes. Acceptance of tenders in the Exchange Offer will be conditioned on the satisfaction of the conditions precedent set forth in Exhibit 4.3.3.5(c) attached to the RJ Plan. In the event that such conditions have not been satisfied or waived at the Exchange Offer Expiration Time, the Exchange Offer Expiration Time may be extended by Oi for a reasonable period of time in order to permit such conditions to be satisfied or waived.

Q.            If my Bonds are accepted in the Exchange Offer, will I receive the Qualified Recovery for all of my Bonds?

A.            As discussed in greater detail in “Part III: Bondholder Recovery Election Procedures—Form of Bondholder Recovery—Qualified Recovery,” if a Bondholder that appears on the Qualified Election List tenders its Bondholder Credits evidenced by Bonds in the Exchange Offer and the conditions to the Exchange Offer are met or waived, such Bondholder will receive the Qualified Recovery. Because the New Shares to be issued in the Qualified Recovery are subject to the pre-emptive rights of Oi’s current shareholders, in the event that any common shares of Oi are subscribed in the pre-emptive offer of the aggregate number of New Shares that Oi is required to conduct prior to issuing New Shares to the Bondholders, such Bondholder will receive the cash proceeds related to the number of New Shares by which such allocation was reduced.

Q.            Will all Bondholders be entitled to participate in the Non-Qualified Settlement Procedure?

A.            No. As discussed in further detail in “Part III: Bondholder Recovery Election Procedures—The Non-Qualified Settlement Procedure,” only Bondholders that appear on the Non-Qualified Election List or the Small Bondholder Election List will be entitled to participate in the subsequent Non-Qualified Settlement Procedure. Only Bonds surrendered by Bondholders that appear on the Non-Qualified Election List or the Small Bondholder Election List will be accepted in the subsequent Non-Qualified Settlement Procedure and only Bonds for of each series of Bonds surrendered by individual Bondholders of principal amounts equal to or less than the principal amounts for the respective series of Bonds shown for such Bondholder on the Non-Qualified Election List or the Small Bondholder Election List will be accepted.

Q.            Will there be conditions to the acceptance of Bonds surrendered in the Non-Qualified Settlement Procedure?

A.            No.

Q.            If my Bonds are accepted in the Non-Qualified Settlement Procedure, will I receive the Non-Qualified Recovery for all of my Bonds?

A.            As discussed in greater detail in “Part III: Bondholder Recovery Election Procedures—Form of Bondholder Recovery—Non-Qualified Recovery,” if a Bondholder that appears on the Non-Qualified Election List or the Small Bondholder Election List surrenders its Bondholder Credits evidenced by Bonds in the Non-Qualified Settlement Procedure, such Bondholder will receive the Non-Qualified Recovery, subject to the substitution of the Default Recovery with respect to a portion of such Bondholder Credits in the event that the total Bondholder Credits evidenced by Bonds that are accepted in the subsequent Non-Qualified Settlement Procedure exceeds US$500 million.

Q.            If I have any questions regarding the contents of this Statement or the Exhibits attached hereto, the Recovery Election Solicitations or need assistance, to whom should I direct my inquiry?

A.            Bondholders with any such inquiries should contact Oi at the following email address: LD-Bondholders@oi.net.br.

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NOTICE: The above information in this Part IX of the Statement is a summary of certain implications of the Debtor’s RJ Proceeding and the Bondholders’ treatment under the RJ Plan and is intended for general guidance only, and the statements contained herein should not be construed to be precise or complete statements of all matters concerning the RJ Proceeding and do not eliminate the need for Bondholders to hire their own advisors (in Brazil or otherwise) in relation to the matters discussed herein. The Debtors (and their affiliates) makes no representation regarding the legal, tax, securities, business or financial consequences of the Debtors’ RJ Proceeding to any Bondholders. Bondholders should consult with their own advisors as to legal, tax, securities, business, financial and related aspects of the Debtors’ RJ Proceeding and their decisions to buy, sell or hold any securities of the Debtors, in light of their particular circumstances.

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Information and Election Solicitation Statement

Oi S.A. – Under Judicial Reorganization

Portugal Telecom International Finance B.V. – Under Judicial Reorganization

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization

Bondholders (other than Small Bondholders) seeking to make a Recovery Election must register on the Election Website which is accessible at https://www.dfkingltdevents.com. Bondholders registered on the Election Website must deliver properly completed and duly executed Payment Option Notices and Proofs of Holdings by uploading these documents onto the Election Website in accordance with the instructions set forth on the Election Website and in the form of Verified Bondholder Payment Option Notice.

Small Bondholders seeking to make a Recovery Election must deliver properly completed and duly executed Payment Option Notices and Proofs of Holdings to Oi at the following address:

Oi S.A.

P.O. Box No. 532

CEP 20.010-974

Rio de Janeiro-RJ

Brazil

Additional copies of this Statement, the forms of Payment Option Notice and the forms of Transfer Notice may be downloaded from the Election Website. Any questions or requests for assistance may be sent to Oi at LD-Bondholders@oi.net.br. Bondholders should retain their Bonds and not deliver any such Bonds to Oi or the Election Tabulation Agent.

Exhibit A

BRAZILIAN REORGANIZATION PLAN

Plano de Recuperação Judicial Consolidado de

Oi S.A. – em Recuperação Judicial

Telemar Norte Leste S.A. – em Recuperação Judicial

Oi Móvel S.A. – em Recuperação Judicial

Copart 4 Participações S.A. – em Recuperação Judicial

Copart 5 Participações S.A. – em Recuperação Judicial

Portugal Telecom International Finance BV – em Recuperação Judicial

Oi Brasil Holdings Coöperatief UA – em Recuperação Judicial

20 de Dezembro de 2017

OI S.A. – Em Recuperação Judicial (“Oi”), sociedade anônima de capital aberto, inscrita no CNPJ/MF sob o nº 76.535.764/0001-43, com sede e principal estabelecimento na Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070; TELEMAR NORTE LESTE S.A. – Em Recuperação Judicial (“Telemar”), sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 33.000.118/0001-79, com sede e principal estabelecimento na Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070; OI MÓVEL S.A. – Em Recuperação Judicial (“Oi Móvel”), sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 05.423.963/0001-11, com sede e principal estabelecimento no Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), Brasília - DF, no Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), CEP 70.713-900; COPART 4 PARTICIPAÇÕES S.A. – Em Recuperação Judicial (“Copart 4”), sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 12.253.691/0001-14, com sede e principal estabelecimento na Rua General Polidoro, 99, 4º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004; COPART 5 PARTICIPAÇÕES S.A. – Em Recuperação Judicial (“Copart 5”), sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 12.278.083/0001-64, com sede e principal estabelecimento na Rua General Polidoro, 99, 5º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004; PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Em Recuperação Judicial (“PTIF”), pessoa jurídica de direito privado constituída de acordo com as Leis da Holanda, com sede em Amsterdam, Naritaweg 165, 1043 BW, e principal estabelecimento nesta cidade do Rio de Janeiro; e OI BRASIL HOLDINGS COÖPERATIEF U.A. – Em Recuperação Judicial (“Oi Coop”), pessoa jurídica de direito privado constituída de acordo com as Leis da Holanda, inscrita no CNPJ/MF sob o nº 16.770.090/0001-30, com sede em Amsterdam, Schiphol Boulevard 231,B tower, 5th floor, 1118 BH Schiphol, e principal estabelecimento nesta cidade do Rio de Janeiro (sendo Oi, Telemar, Oi Móvel, Copart 4, Copart 5, PTIF e Oi Coop em conjunto doravante denominadas como “Grupo Oi” ou “Recuperandas”), apresentam, nos autos do processo de recuperação judicial nº 0203711-65.2016.8.19.0001, em curso perante a 7ª Vara Empresarial da Comarca da Capital-RJ (“Recuperação Judicial”), em cumprimento ao disposto no art. 53 da Lei nº 11.101/2005 (“LFR”), o presente plano de recuperação judicial conjunto (“Plano” ou “PRJ”), nos termos e condições dispostos a seguir:

1.                  Definições e Regras de Interpretação

1.1.            Definições.    Os termos e expressões utilizados neste Plano em letras maiúsculas terão os significados a eles atribuídos no Anexo 1.1.

1.2.            Regras de Interpretação.

1.2.1.      O Plano deve ser lido e interpretado conforme as regras dispostas nesta Cláusula 1.2 e seus anexos.

1.2.2.      Sempre que exigido pelo contexto, as definições contidas neste Plano serão aplicadas tanto no singular quanto no plural e o gênero masculino incluirá o feminino e vice-versa.

1.2.3.      Os cabeçalhos e títulos das cláusulas deste Plano servem apenas a título informativo de referência e não limitarão ou afetarão o significado das cláusulas, parágrafos ou itens aos quais se aplicam.

1.2.4.      Exceto quando disposto expressamente de forma diversa neste Plano, os anexos e documentos mencionados neste Plano são partes integrantes do Plano para todos os fins de direito e seu conteúdo é vinculativo. Referências a quaisquer documentos ou outros instrumentos incluem todas as suas alterações, substituições e consolidações e respectivas complementações, salvo se expressamente disposto de forma diversa neste Plano.

1.2.5.      Exceto quando disposto expressamente de forma diversa neste Plano, referências a capítulos, cláusulas, itens ou anexos aplicam-se a capítulos, cláusulas, itens e anexos deste Plano.

1.2.6.      Nos termos da legislação aplicável, exceto se disposto expressamente de forma diversa neste Plano, todas as referências às Recuperandas devem ser interpretadas de forma a incluir as pessoas jurídicas que as sucederem em suas obrigações, em razão de reorganização societária prevista neste Plano.

1.2.7.      A utilização dos termos “inclusive”, “incluindo” e outros termos semelhantes no presente Plano seguidos de qualquer declaração, termo ou matéria genérica não poderá ser interpretada de forma a limitar tal declaração, termo ou matéria aos itens ou matérias específicos inseridos imediatamente após tal palavra — bem como a itens ou matérias similares —, devendo, ao contrário, ser considerada como sendo referência a todos os outros itens ou matérias que poderiam, razoavelmente, ser inseridos no escopo mais amplo possível de tal declaração, termo ou matéria, e tais termos serão sempre interpretados como se estivessem acompanhados do termo “exemplificativamente”.

1.2.8.      As referências a disposições legais e a Leis devem ser interpretadas como referências a tais disposições legais e Leis tais como vigentes na data deste Plano ou na data especificamente determinada pelo contexto.

1.2.9.      Todos os prazos previstos neste Plano serão contados na forma prevista no art. 132 do Código Civil, excluindo-se o dia do começo e incluindo-se o dia do vencimento, e, se o termo final cair em dia que não seja Dia Útil, será prorrogado, automaticamente, para o Dia Útil imediatamente posterior.

1.2.10.  Exceto quando disposto expressamente de forma diversa neste Plano: (a) na hipótese de haver conflito entre cláusulas deste Plano, a cláusula que contiver disposição específica prevalecerá sobre a que contiver disposições genéricas; (b) na hipótese de conflito entre as disposições dos anexos e/ou dos documentos mencionados neste Plano e as disposições deste Plano, o Plano prevalecerá; e (c) na hipótese de haver conflito entre as disposições deste Plano e as obrigações previstas em quaisquer contratos celebrados pelas Recuperandas e/ou suas Afiliadas antes da Data do Pedido, o Plano prevalecerá.

2.             Considerações Gerais

2.1.            Grupo Oi e suas Operações. O Grupo Oi iniciou suas atividades com a prestação de serviços de telefonia fixa, mas ao longo dos anos, acompanhando os ciclos tecnológicos e a demanda do mercado, expandiu sua atuação também para as áreas de telefonia móvel, internet e TV por assinatura, dentre outros.

Atualmente, as Recuperandas prestam serviço de telecomunicações de forma integrada sob uma só marca – “Oi” –, oferecendo uma variedade de produtos convergentes, tanto para telefonia fixa quanto para móvel. O Grupo Oi é hoje o maior prestador de serviço de telefonia fixa no Brasil (e um dos maiores da América Latina), com 13,4 milhões de linhas em operação, representativa de market share de 34,1% do total do país, atendendo a residências, empresas e telefonia de uso público. Além disto, é um dos maiores conglomerados no segmento de telefonia móvel, com um market share de 17,4% nesse setor.

As operações do Grupo Oi abrangem, ainda, serviços de banda larga fixa e móvel, Wi-Fi, TV e telefonia pública, sendo que sua estratégia de oferta de serviços convergentes e de forma integrada vem se mostrando exitosa e necessária, tendo em vista que ajuda na fidelização dos usuários.

O Grupo Oi também presta, com exclusividade, serviços de telefonia e comunicação de dados a 100% das unidades do exército localizadas na fronteira seca do Brasil, além de operar o sistema de telecomunicações da estação Comandante Ferraz, na Antártica, em convênio com o Ministério da Marinha.

A relevância social do Grupo Oi é refletida nos expressivos números relacionados à arrecadação tributária e geração de empregos; somente no período de 2013 a 2016, o Grupo Oi recolheu, aproximadamente, R$34 bilhões aos cofres públicos em tributos, contando hoje com mais de 131,3 mil postos de trabalho diretos e indiretos no Brasil. Ainda, o Grupo Oi (i) está engajado em iniciativas e projetos sociais, tais como “Oi Futuro”, instituto de responsabilidade social criado em 2001, com projetos nas áreas de educação, sustentabilidade, esporte e cultura, bem como (ii) participa da condução de políticas públicas, como o Plano Nacional de Banda Larga e Banda Larga nas Escolas.

Adicionalmente, o Grupo Oi viabiliza a apuração eletrônica de votos nas eleições municipais e estaduais realizadas no país, proporcionando a integração entre as informações provenientes das 2.113 distritos eleitorais e 12.244 seções eleitorais dos Tribunais Regionais Eleitorais, o que possibilita a transmissão de tais informações ao Tribunal Superior Eleitoral.

As operações do Grupo Oi estão concentradas nas Regiões I, II e III do Plano Geral de Outorgas (descritas na petição inicial da Recuperação Judicial), e todos os serviços de telecomunicações prestados dependem de prévia outorga da ANATEL, seja por meio de concessões, autorizações, licenças ou registros.

Em suma, o Grupo Oi é um dos maiores conglomerados empresariais do país, presente em todos os 5.570 municípios brasileiros e atende a mais de 63 milhões de clientes. Nesse contexto, é inquestionável a importância do Grupo Oi não apenas para o sistema de telecomunicações brasileiro, mas também e especialmente para a população no âmbito nacional, sendo fundamental o seu soerguimento e preservação.

2.2.            Estrutura do Grupo Oi. A estrutura societária do Grupo Oi está representada no organograma abaixo:

Conforme destacado na petição inicial da Recuperação Judicial, as atividades do Grupo Oi são desenvolvidas de forma coordenada e sob o controle societário, operacional, financeiro, administrativo e gerencial único da Oi, que atua como entidade holding (além de ser titular de concessão de “Serviço Telefônico Fixo Comutado” – STFC na Região II) do grupo e cujas ações são listadas na B3 e na NYSE (neste último caso, com negociação no formato de ADR).

A Oi Móvel e Copart 4 são subsidiárias integrais da Telemar, que, por sua vez, é subsidiária integral da controladora Oi, assim como PTIF, Oi Coop e Copart 5.

As operações de telefonia fixa são desempenhadas pela Telemar, concessionária do serviço público em questão, enquanto a prestação dos serviços de TV a cabo está a cargo da Oi Móvel, que é também detentora da autorização para a exploração dos serviços de telefonia móvel.

A PTIF, Oi Coop, Copart 4 e Copart 5 são sociedades de investimento do Grupo Oi. As duas primeiras entidades, constituídas de acordo com as Leis da Holanda, são veículos financeiros do Grupo Oi, constituídos para captação de recursos no mercado internacional, os quais são vertidos, por meio de empréstimos, para financiamento das atividades das sociedades operacionais do Grupo Oi no Brasil, sendo esta estrutura comumente utilizada por diversos conglomerados brasileiros. Já as duas últimas são proprietárias de alguns dos principais imóveis locados para o Grupo Oi no Estado do Rio de Janeiro.

2.3.            Razões da Crise. A atual situação financeira do Grupo Oi decorre de uma série de fatores. Contribuíram para o agravamento da situação financeira do Grupo Oi a retenção de vultosa soma de recursos em depósitos judiciais decorrentes de discussões nos âmbitos regulatório, trabalhista, fiscal e cível, com impacto imediato na liquidez do Grupo Oi, bem como a imposição de elevadas multas administrativas, particularmente pela ANATEL.

A alteração nos padrões de consumo de serviços de telecomunicações, devido à evolução tecnológica, agravou ainda mais este cenário de dificuldade financeira. Com a oferta massificada de serviços de telefonia móvel, TV a cabo e internet, a atratividade do serviço de telefonia fixa entrou em declínio, resultando na queda da base de assinantes do Grupo Oi nesse segmento.

Não obstante, o nível dos objetivos e metas relativas às obrigações de universalização do serviço de telefonia fixa (consolidadas no Plano Geral de Metas de Universalização, conforme previsto na Lei Geral de Telecomunicações) permanece estabilizado desde 1998, ano em que foram assinados os contratos de concessão em vigor. Em razão disso, no contexto das referidas obrigações de universalização, o Grupo Oi encontra-se obrigado a realizar pesados investimentos em determinadas regiões e locais remotos, com baixa densidade demográfica e população de baixo poder aquisitivo, auferindo, em contrapartida, retorno financeiro pequeno quando comparado com a exigência regulatória de tais investimentos.

Como exemplo dessa desproporção entre as obrigações impostas às Recuperandas no âmbito das exigências de universalização vis-à-vis sua contrapartida financeira, destacam-se os números relativos aos telefones de uso público (popularmente conhecidos como “orelhões”): o Grupo Oi opera atualmente cerca de 641.000 (seiscentos e quarenta e um mil) telefones públicos em todo o Brasil (exceto São Paulo), a um custo anual de aproximadamente R$ 180.000.000,00 (cento e oitenta milhões de Reais), ao passo que a receita anual gerada por tais telefones públicos é de apenas R$ 2.700.000,00 (dois milhões e setecentos mil Reais) em 2016 (tendo-se observado ainda uma queda de mais de 90% entre 2009 e 2016).

Some-se a isso o fato de que os custos para captação de recursos pelo Grupo Oi – dadas as altas taxas de juros praticadas nacionalmente, bem como a necessidade e custo de proteção cambial para captações no exterior – são mais elevados do que os custos de captação de seus competidores diretos, que são players internacionais, o que também contribuiu para a deterioração da situação financeira do Grupo Oi.

Por outro lado, é notório que o cenário econômico do País vem se deteriorando nos últimos anos, impactando diretamente as operações desempenhadas pelo Grupo Oi e afetando negativamente sua liquidez. Além disso, o perfil do mercado atendido pelas concessionárias de telefonia fixa que são concorrentes das Recuperandas é mais homogêneo e o poder econômico dos seus usuários é materialmente maior do que aqueles atendidos pelo Grupo Oi na sua área de atuação (maior e mais heterogênea que a área de atuação de suas concorrentes).

A conjunção desses fatores impossibilitou o cumprimento de diversas obrigações, mormente aquelas assumidas em razão de operações de empréstimos financeiros e captações de recursos por meio da emissão de bonds e debêntures, cujos saldos representam a maior parte do atual endividamento do Grupo Oi, culminando com o pedido de Recuperação Judicial.

2.4.            Medidas Prévias Adotadas. Desde os primeiros sinais de deterioração de sua saúde financeira, o Grupo Oi vem trabalhando em conjunto com assessores financeiros e jurídicos externos, no Brasil e no exterior, para auxiliá-lo no processo de negociação com credores e de avaliação de alternativas viáveis à sua recuperação.

Nos últimos trimestres, o Grupo Oi vem implementando um projeto de reestruturação interna – denominado “Plano de Transformação” – que compreende mais de 370 (trezentas e setenta) iniciativas, a grande maioria já executada ou em fase de execução, que, em linhas gerais, têm por objetivo o aumento da sua competitividade no mercado, o aumento de produtividade, a redução de custos e despesas, o aumento da eficiência operacional e a melhoria da qualidade dos serviços.

Como resultado, podemos destacar neste período: (i) o lançamentos de planos inovadores, como o Oi Livre na telefonia móvel e o Oi Total Play no segmento residencial; (ii) a melhoria substancial dos indicadores operacionais, como, por exemplo, a redução de 33,3% (trinta e três vírgula três por cento) do tempo médio para resolução de defeitos e a redução de 31,3% (trinta e um vírgula três por cento) do tempo médio para a instalação de serviço, ambos no segundo trimestre de 2017 em relação ao segundo trimestre de 2016; (iii) a redução de R$ 1.200.000.000,00 (um bilhão e duzentos milhões de Reais) de custos e despesas no primeiros seis meses de 2017 em relação ao mesmo período de 2016 e (iv) a melhoria em diversos indicadores de qualidade, como redução de 28,6% (vinte e oito vírgula seis por cento) na entrada de reclamações na ANATEL, redução de 21,6% (vinte e um vírgula seis por cento) na entrada de reclamações no Procon e a redução de 58,7% (cinquenta e oito vírgula sete por cento) na entrada de ações por reclamação no Juizado Especial Cível (JEC), todos no segundo trimestre de 2017 em relação ao segundo trimestre de 2016.

2.5.            Razões para o Plano Conjunto. O Grupo Oi é composto de sociedades sob o controle comum da Oi com relevante interligação econômica e operacional que decorre, em especial, da interdependência e complementaridade das atividades e dos serviços que prestam e de gestão dos recursos das sociedades em prol do interesse comum.

As decisões gerenciais, administrativas e financeiras do Grupo Oi emanam da controladora, a Oi. Por outro lado, a organização e os processos internos e corporativos do Grupo Oi são também integrados e plenamente unificados.

Adicionalmente, a essa direção única e consolidada das atividades convergentes e integradas, e do vínculo direto operacional e comercial, as Recuperandas possuem estreita relação econômica e financeira fortemente interligada entre si, em virtude de contratos, garantias e obrigações que as vinculam e as tornam dependentes financeiramente entre si.

As Recuperandas possuem diversos contratos de mútuo intercompany celebrados em razão da gestão dos recursos do Grupo Oi em prol do interesse comum. Além disso, há diversos contratos de dívida firmados entre Oi, Telemar e Oi Móvel junto a instituições financeiras, havendo ainda inúmeras garantias outorgadas por uma sociedade do grupo em favor da outra. Dentre outras operações que demonstram a vinculação econômica e financeira entre as Recuperandas merecem destaque: (i) a emissão no mercado internacional de bonds (títulos de dívida) pela PTIF e Oi Coop, tendo a Oi comparecido como garantidora integral em tais operações, bem como a emissão no mercado internacional de bonds pela Oi, tendo a Telemar comparecido como garantidora de algumas das séries dos referidos bonds; e a (ii) emissão pela Copart 4 e Copart 5 de Cédulas de Crédito Imobiliário com lastro nos recebíveis correspondentes aos alugueis dos imóveis locados para a Oi e a Telemar, sendo que a Oi figura como devedora e a Telemar como garantidora no contrato firmado pela Copart 5.

Ademais, o centro de operações de onde é feito o monitoramento remoto de toda a rede do Grupo Oi está localizado em imóveis de propriedade da Copart 4 e Copart 5 e locados ao Grupo Oi.

Sob a perspectiva comercial e operacional, a Oi, Telemar e Oi Móvel compartilham da mesma infraestrutura física e logística, utilizando-se de redes “multisserviço” por onde trafegam comunicações e dados relativos a diferentes outorgas do Grupo Oi (telefonia fixa, móvel, internet e sinal de TV). Esse modelo de negócios – que consiste em prática consolidada no setor de telecomunicações – possibilita ao Grupo Oi oferecer e comercializar diversos planos de pacotes integrados que incluem serviços convergentes sob a marca única “Oi”, o que estimula a fidelização dos usuários, reduz a taxa de desligamento dos consumidores em relação a cada um dos serviços contratados e possibilita a competição do Grupo Oi com as demais operadoras de serviços de telecomunicações. Logo, grande parte dos ativos operacionais é dedicada ao provimento de serviços variados, o que tornaria inviável uma eventual separação de acordo com a empresa proprietária.

Considerando, portanto, o modelo de negócios adotado pelo Grupo Oi, com integração e convergência na prestação de serviços de telecomunicações, as inúmeras garantias cruzadas e a consolidação do controle societário, operacional, financeiro, administrativo e gerencial na Oi, a solução da crise econômico-financeira deve-se dar de forma conjunta e consolidada, sob pena de colocar em risco a reestruturação do Grupo Oi, que exerce importantíssima função social, em evidente prejuízo aos Credores e demais titulares de interesses (inclusive sociais) que as cercam, todos interessados na resolução da presente situação (governo, investidores, instituições financeiras, empregados, fornecedores, consumidores, etc).

Pressupor que alguma das entidades do Grupo Oi poderá não ser objeto de recuperação enquanto outras se recuperam implica ignorar a consequência danosa que se oporia à atividade remanescente, à luz das complexidades jurídicas e práticas que o insucesso de uma das empresas poderia criar, visto que o soerguimento de uma entidade do Grupo Oi depende da recuperação de todo o grupo conjuntamente, conforme exposto neste Plano e na petição inicial da Recuperação Judicial.

2.6.            Viabilidade Econômico-Financeira e Operacional do Grupo Oi. Não obstante as dificuldades e fatores que acometem o Grupo Oi, culminando com o pedido de Recuperação Judicial, a atual situação financeira é temporária e passageira, possuindo o Grupo Oi todas as condições para revertê-la, diante de sua magnitude econômica.

As atividades desempenhadas pelas Recuperandas são rentáveis e viáveis, gerando em 2016 para o Grupo Oi receita bruta de R$ 45.000.000.000,00 (quarenta e cinco bilhões de Reais) e líquida de cerca de R$ 26.000.000.000,00 (vinte e seis bilhões de Reais). Além disso, eventos recentes reforçam a conclusão quanto à rentabilidade das atividades das Recuperandas e viabilidade do Grupo Oi. Com o lançamento da nova marca “Oi”, observou-se até o momento (i) o crescimento na venda dos novos planos “Oi Total”, (ii) o aumento significativo do denominado RGU (unidade geradora de receita, equivalente a cada serviço contratado), (iii) incremento na eficiência operacional, e (iv) a diminuição da taxa de desligamento de serviços.

Ademais, é público que se encontram em estágio avançado discussões entre ANATEL e Ministério das Comunicações para mudanças no ambiente regulatório, que poderão resultar na transformação das concessões em autorizações, bem como na alteração do regime jurídico dos bens reversíveis, desonerando as concessionárias de muitas de suas obrigações e tornando-as mais competitivas em relação às concorrentes que operam sob o regime de autorização. Há, inclusive, Projetos de Lei em tramitação avançada, voltados, justamente, a conferir maior segurança à mudança de modelo, que beneficiará todas as concessionárias e não apenas aquelas vinculadas ao Grupo Oi. Tais mudanças impactarão positivamente a situação das Recuperandas e, portanto, são também consideradas como importantes para o efetivo soerguimento do Grupo Oi, com a preservação de suas atividades empresariais e, consequentemente, a manutenção da fonte produtora e de postos de trabalho, promovendo a função social da empresa e o estímulo à atividade econômica, objetivos expressamente declarados na LFR e expressos em cláusulas pétreas da Constituição da República.

A viabilidade do Plano e das medidas nele previstas para a recuperação do Grupo Oi é atestada e confirmada pelos Laudos, nos termos do art. 53, incisos II e III, da LFR, os quais constam do Anexo 2.6 a este Plano.

3.             Principais meios de Recuperação

3.1.            Visão Geral. O Grupo Oi propõe a adoção das medidas elencadas abaixo como forma de superar a sua atual e momentânea crise econômico-financeira, as quais estão detalhadas nas seções específicas do presente Plano, nos termos da LFR e demais Leis aplicáveis:

3.1.1.      Reestruturação dos Créditos: o Grupo Oi realizará uma reestruturação e equalização de seu passivo relativo a Créditos Concursais e, a critério do Grupo Oi, a Créditos Extraconcursais cujos titulares desejem se submeter aos efeitos deste Plano, nos termos da Cláusula 4 deste Plano. Os Credores Concursais continuarão a ser credores da Recuperanda que era a sua respectiva devedora original, ressalvadas eventuais alterações derivadas de reorganizações societárias realizadas nos termos deste Plano ou disposição específica em sentido diverso neste Plano, e observado em qualquer caso o disposto na Cláusula 3.1.1.2 deste Plano.

3.1.1.1.     As Recuperandas envidarão seus melhores esforços para cancelar os respectivos títulos emitidos e existentes atualmente, observado o disposto nas legislações aplicáveis a cada uma das jurisdições das Recuperandas, e poderão tomar todas as providências cabíveis e necessárias em toda e qualquer jurisdição aplicável, incluindo Brasil, Estados Unidos da América e Reino Unido, a fim de cumprir com as respectivas legislações aplicáveis e implementar as medidas previstas no presente Plano, podendo, nestes casos, consultar terceiros relacionados aos títulos de dívida emitidos no exterior, como, por exemplo, instituições depositárias, de forma a assegurar que as medidas a serem implementadas estão em conformidade com as legislações das respectivas jurisdições, ressalvado o disposto na Cláusula 11.4.

3.1.1.2.     Em decorrência da natureza consolidada deste Plano, as Recuperandas serão solidariamente responsáveis pelo cumprimento de todas as obrigações estabelecidas neste Plano.

3.1.2.      Mediação/Conciliação/Acordo: o Grupo Oi poderá instaurar procedimentos de Mediação/Conciliação/Acordo com seus Credores constantes da Relação de Credores do Administrador Judicial durante a Recuperação Judicial, nos termos da Cláusula 4.4, na forma das decisões judiciais proferidas sobre o tema.

3.1.3.      Alienação de Bens do Ativo Permanente: como forma de levantamento de recursos, o Grupo Oi poderá promover a alienação dos bens que integram o ativo permanente (não circulante) das Recuperandas que se encontram listados no Anexo 3.1.3, bem como de outros bens, móveis ou imóveis, integrantes do seu ativo permanente, na forma da Cláusula 5.1 e do art. 66 da LFR, desde que observadas eventuais exigências, autorizações ou limitações regulatórias necessárias, notadamente no que diz respeito à ANATEL.

3.1.4.      Aumento de Capital – Novos Recursos: o Grupo Oi realizará na forma da Cláusula 6 deste Plano e observado o disposto no Contrato de Backstop um aumento de capital de R$ 4.000.000.000,00 (quatro bilhões de reais), de forma a assegurar os recursos mínimos necessários para fazer os investimentos necessários de CAPEX e modernização de sua infraestrutura visando a implementação do plano de negócios contemplado neste Plano.

3.1.5.      Novos Recursos: o Grupo Oi também poderá prospectar e adotar medidas, inclusive durante a Recuperação Judicial visando à obtenção de novos recursos nos termos da Cláusula 5.3, mediante a implementação de eventuais aumentos de capital ou outras formas de captação no mercado de capitais, a serem aprovados nos termos deste Plano e dos respectivos estatutos sociais das sociedades do Grupo Oi e desde que observado o disposto neste Plano e nos arts. 67, 84 e 149 da LFR. Eventuais novos recursos captados no mercado de capitais terão natureza extraconcursal para fins do disposto na LFR, exceto no que diz respeito a eventuais aumentos de capital, uma vez que não representam obrigações de pagamento.

3.1.6.                  Reorganização Societária: o Grupo Oi poderá realizar Reorganização Societária, nos termos da Cláusula 7 deste Plano, visando à obtenção de uma estrutura mais eficiente e adequada à implementação das propostas previstas neste Plano e à continuidade de suas atividades, ou qualquer outra reorganização societária que venha a ser oportunamente definida pelas Recuperandas, desde que não cause um Efeito Adverso Relevante nas sociedades integrantes do Grupo Oi.

3.1.7.      Alterações Transitórias na Governança: De modo a garantir a execução das medidas previstas neste Plano e considerando os diversos interesses envolvidos no âmbito da Recuperação Judicial, este Plano contém regras transitórias de governança corporativa relativas à criação de um Conselho de Administração Transitório e formação de um Novo Conselho de Administração, para assegurar a estabilidade institucional do Grupo Oi e a implementação deste Plano.

3.1.8.      Depósitos Judiciais: Após a Homologação Judicial do Plano, o Grupo Oi poderá efetuar o imediato levantamento do valor integral dos Depósitos Judiciais que não tenham sido utilizados para pagamento, nas formas previstas neste Plano.

4.             Reestruturação dos Créditos

4.1.            Créditos Trabalhistas. Observado o disposto nas Cláusulas 4.1.2 e 4.1.3 abaixo, os Créditos Trabalhistas, conforme valores indicados na Relação de Credores do Administrador Judicial, serão pagos em moeda corrente nacional, após o decurso do prazo de carência de 180 (cento e oitenta) dias a contar da Homologação Judicial do Plano, em 5 (cinco) parcelas mensais, iguais e sucessivas, vencendo-se a primeira no último Dia Útil do prazo de carência referido acima, e as demais no mesmo dia dos meses subsequentes, mediante Depósito Judicial nos autos do Processo em que seja parte o Credor Trabalhista ou caso o Credor Trabalhista não seja parte em Processo judicial, observado o disposto na Cláusula 13.4.

4.1.1.      Os Créditos Trabalhistas ainda não reconhecidos na data prevista para a realização do primeiro pagamento estabelecida na Cláusula 4.1 acima serão pagos da seguinte forma, após serem reconhecidos:

(a)          se de titularidade de Credores Trabalhistas que não sejam da categoria de Credor Trabalhista Depósito Judicial, seu pagamento será efetuado, mediante depósito judicial nos autos do respectivo Processo, após o trânsito em julgado da decisão que encerrar o Processo e homologar o valor devido sem restar margem para impugnação pelo Grupo Oi, na forma da Cláusula 4.1, iniciando-se o prazo de 180 (cento e oitenta) dias de carência na data em que a referida decisão transitar em julgado, vencendo-se a primeira parcela no último Dia Útil do prazo de carência referido acima e as demais no mesmo dia dos meses subsequentes; ou

(b)         se de titularidade de Credores Trabalhistas Depósito Judicial (ou que venham a se enquadrar, caso algum Depósito Judicial seja efetuado pelo Grupo Oi no respectivo Processo em que se discuta o Crédito Trabalhista em questão após a apresentação deste Plano ao Juízo da Recuperação Judicial), seu pagamento será efetuado na forma da Cláusula 4.1.2 abaixo.

4.1.2.      Credores Trabalhistas Depósito Judicial. Os Créditos Trabalhistas de titularidade dos Credores Trabalhistas Depósito Judicial serão pagos mediante o levantamento do valor do Depósito Judicial pelo respectivo Credor Trabalhista Depósito Judicial, após a Homologação Judicial do Plano, até o limite do valor do referido Crédito Trabalhista constante da Relação de Credores do Administrador Judicial.

4.1.2.1.     Na hipótese de o Depósito Judicial referido na Cláusula 4.1.2 acima ser superior ao valor do respectivo Crédito Trabalhista constante da Relação de Credores do Administrador Judicial, o valor excedente será levantado pelo Grupo Oi.

4.1.2.2.     Na hipótese de o Depósito Judicial referido na Cláusula 4.1.2 acima ser comprovadamente inferior ao valor do respectivo Crédito Trabalhista constante da Relação de Credores do Administrador Judicial, o saldo remanescente do respectivo Crédito Trabalhista será pago mediante depósito judicial nos autos do respectivo Processo, em moeda corrente nacional, após a decisão do Juízo Trabalhista que homologar o valor devido e depois do decurso do prazo de carência de 180 (cento e oitenta) dias a contar da Homologação Judicial do Plano, em 5 (cinco) parcelas mensais, iguais e sucessivas, vencendo-se a primeira no último Dia Útil do prazo de carência referido acima, e as demais no mesmo dia dos meses subsequentes, sempre mediante depósito judicial nos autos do respectivo Processo.

4.1.2.3.     Observado o disposto na Cláusula 4.1.2.1 acima, o valor do Crédito Trabalhista de titularidade do Credor Trabalhista Depósito Judicial será pago a título de verba indenizatória, compreendendo todos e quaisquer honorários dos respectivos Advogados Trabalhistas ou de outros profissionais, bem como custas e despesas processuais incorridas pelo Credor Trabalhista Depósito Judicial em questão.

4.1.3.      Crédito Trabalhista Fundação Atlântico. Observado o valor constante da Relação de Credores do Administrador Judicial, o Crédito Trabalhista Fundação Atlântico será pago nas seguintes condições:

4.1.3.1.     Carência: período de carência de amortização de principal de 5 (cinco) anos, contados a partir da data da Homologação Judicial do Plano.

4.1.3.2.     Parcelas: amortização do principal em 6 (seis) parcelas anuais e sucessivas, vencendo-se a primeira no último Dia Útil do prazo de carência referido na Cláusula 4.1.3.1 acima.

4.1.3.3.     Juros/atualização monetária: INPC + 5,5% (cinco e meio por cento) ao ano, incidentes a partir da Homologação Judicial do Plano, sendo que (i) os juros/atualização monetária incidentes ao longo dos 5 (cinco) primeiros anos a partir da Homologação Judicial do Plano não serão pagos neste período, sendo capitalizados ao valor do principal anualmente; e (ii) os juros incidentes sobre o novo valor do principal serão pagos anualmente a partir do último Dia Útil do mês em que se completar o decurso do prazo referido no item (i) acima, juntamente com as parcelas de amortização do valor principal.

4.2.            Créditos com Garantia Real. Os Créditos com Garantia Real serão agrupados e pagos da seguinte forma:

4.2.1.      Carência: período de carência de amortização de principal de 72 (setenta e dois) meses, contados a partir da data da Homologação Judicial do Plano.

4.2.2.      Principal: o valor do principal será pago em 108 (cento e oito) parcelas mensais e sucessivas, vencendo-se a primeira no 15º (décimo quinto) dia do 73º (septuagésimo terceiro) mês contado da Homologação Judicial do Plano, e as demais no mesmo dia a cada mês subsequente, a partir do primeiro pagamento, conforme percentuais do valor principal descritos na tabela progressiva abaixo:

Meses	Percentual do valor a ser amortizado por mês
0 a 72º	0,0%
73º a 132º	0,33%
133º a 179º	1,67%
180º	1,71%

4.2.3.      Juros: TJLP - Taxa de Juros de Longo Prazo, divulgada pelo Banco Central, acrescido de 2,946372%, sendo que:

(i)            os juros incidentes ao longo dos 4 (quatro) primeiros anos a partir da Homologação Judicial do Plano não serão pagos neste período, sendo capitalizados anualmente ao valor do principal, de modo que o saldo do principal ao final de cada ano seja o saldo inicial do período somado dos juros capitalizados no período em questão, de acordo com a seguinte fórmula:

saldo final do período = saldo inicial do período x (1+t)DC/360,

em que t representa a taxa de juros/atualização monetária contratadas originalmente e DC representa dias corridos; e

(ii)          a partir do 15º (décimo quinto) dia do 49º (quadragésimo novo) mês contado da Homologação Judicial do Plano, os juros incidentes sobre o novo valor do principal serão pagos mensalmente, em moeda corrente nacional, até o pagamento total do principal nos termos deste Plano.

4.2.4.      Demais condições contratuais: as Recuperandas obrigam-se a cumprir, até o pagamento integral dos Créditos com Garantia Real, os termos e condições descritos no Anexo 4.2.4.

4.3.            Créditos Quirografários.

4.3.1.      Pagamento e Reestruturação dos Créditos Quirografários: Exceto se disposto de forma contrária neste Plano, cada Credor Quirografário poderá optar, à sua discricionariedade, por ter a totalidade de seus respectivos Créditos Quirografários pagos na forma prevista na Cláusula 4.3.1.1 ou reestruturados através das opções previstas nas Cláusulas 4.3.1.2 e 4.3.1.3 abaixo, sem possibilidade de divisão voluntária do valor do crédito entre as referidas opções e observados os respectivos limites de Créditos Quirografários.

4.3.1.1.     Pagamento Linear de Créditos Quirografários: Exceto se disposto de forma contrária neste Plano:

(i)            Credores Quirografários titulares de Créditos ME/EPP ou Créditos Classe III no valor igual ou inferior a R$1.000,00 (mil Reais): Os Credores Quirografários que escolherem a forma de pagamento de créditos prevista nesta Cláusula 4.3.1.1 terão seus respectivos Créditos pagos em uma única parcela até o 20º (vigésimo) Dia Útil a contar da Homologação Judicial do Plano ou do Reconhecimento do Plano na Jurisdição do Credor, conforme aplicável, limitado ao valor do respectivo Crédito constante da Relação de Credores do Administrador Judicial;

(ii)         Credores Quirografários titulares de Créditos ME/EPP ou Créditos Classe III em valor superior a R$1.000,00 (mil Reais): Os Credores Quirografários poderão optar, através de plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, pelo recebimento nos termos desta Cláusula 4.3.1.1 desde que concordem em receber apenas o valor de R$ 1.000,00 (mil Reais) como pagamento integral do seu respectivo Crédito Quirografário, conforme aplicável, compreendendo, quando for o caso, todos e quaisquer honorários advocatícios ou de outros profissionais, bem como custas e despesas processuais incorridas pelo Credor Quirografário em questão. Nesse contexto, o pagamento será feito até o 20º (vigésimo) Dia Útil contado do término do prazo para a escolha da opção de pagamento de créditos a ser realizada pelo respectivo Credor Quirografário através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, e nem o Credor ME/EPP ou Classe III, conforme aplicável, nem seus advogados farão jus ao recebimento de qualquer valor adicional àquele indicado nesta Cláusula 4.3.1.1.

4.3.1.2.     Opção de Reestruturação I: Os Credores Quirografários titulares de Créditos Quirografários ME/EPP ou Créditos Classe III poderão optar pela Opção de Reestruturação I, pela qual seus respectivos Créditos Quirografários serão reestruturados em até 6 (seis) meses contados da data da Homologação Judicial do Plano, conforme os termos da Cláusula 4.3.1.2.1 e observados os limites previstos nos itens (a) e (b) abaixo para Créditos Quirografários em Reais e Dólares Norte-Americanos, respectivamente:

(a)          Parte dos Créditos Quirografários ME/EPP ou Créditos Classe III será representada em Reais pelo valor dos Créditos Quirografários em Reais que optarem pela Opção de Reestruturação I, até o limite máximo de R$ 10.000.000.000,00 (dez bilhões de Reais), sendo que cada Credor Quirografário poderá escolher uma das seguintes opções de pagamento: (i) reestruturação do Crédito Quirografário em Reais, conforme os termos e condições previstos no Anexo 4.3.1.2(a1); (ii) debêntures privadas, conforme termos e condições previstos no Anexo 4.3.1.2(a2); ou (iii) debêntures públicas, nos mesmos termos e condições das debêntures privadas; e

(b)         Parte dos Créditos Quirografários ME/EPP ou Créditos Classe III será representada em Dólares Norte-Americanos pelo valor dos Créditos Quirografários em Dólares Norte-Americanos que optarem pela Opção de Reestruturação I, observado o disposto no art. 50, § 2º, da LFR, até o limite máximo de USD1.150.000.000,00 (um bilhão, cento e cinquenta milhões de Dólares Norte-Americanos) e paga nos termos e condições previstos no Anexo 4.3.1.2(b), com assunção, pelas Recuperandas, dos ônus relativos aos tributos porventura incidentes no Brasil incluindo, mas não se limitando, ao ônus do imposto de renda retido na fonte (gross up). Caso as escolhas dos Credores Quirografários da opção de pagamento prevista na Cláusula 4.3.1.3 não atinjam o limite estabelecido na Cláusula 4.3.1.3, eventual saldo remanescente será automaticamente será acrescido ao limite estabelecido nesta Cláusula 4.3.1.2(b).

4.3.1.2.1.        Obedecida a alocação proporcional dos Créditos Quirografários que escolham a Opção de Reestruturação I frente à totalidade dos Créditos ME/EPP ou Classe III a serem pagos dentro dos limites estabelecidos nos itens (a) e (b) da Cláusula 4.3.1.2, conforme o caso, os Créditos ME/EPP ou Classe III em questão serão reestruturados da seguinte forma:

(a)          Carência: período de carência de amortização de principal de 60 (sessenta) meses, contados a partir da Homologação Judicial do Plano.

(b)         Principal: o valor do principal será amortizado em 24 (vinte e quatro) parcelas semestrais e sucessivas, vencendo-se a primeira no 25º (vigésimo quinto) dia do 66º (sexagésimo sexto) mês contado da Homologação Judicial do Plano e as demais no mesmo dia a cada 6 (seis) meses a contar do primeiro pagamento, conforme percentuais do valor do principal, acrescido dos juros capitalizados (conforme item (c) abaixo), descritos na tabela progressiva abaixo:

Semestres	Percentual do valor a ser amortizado por semestre
0 a 10º	0%
11º a 20º	2,0%
21º a 33º	5,7%
34º	5,9%

(c)           Juros: (A) para os Créditos ME/EPP ou Classe III denominados originalmente em Reais, incidirão juros correspondentes à taxa anual de 80% (oitenta por cento) do CDI; e (B) para os Créditos ME/EPP ou Classe III denominados originalmente em Dólares Norte-Americanos, juros de 1,75% (um vírgula setenta e cinco por cento) ao ano, sendo que os juros serão capitalizados anualmente ao valor do principal e pagos semestralmente a partir do 25º (vigésimo quinto) dia do 66º (sexagésimo sexto) mês contado da data da Homologação Judicial do Plano.

(d)         Cessão de Direitos: Os instrumentos contratuais que vierem a ser celebrados com tais Credores Quirografários ME/EPP ou Classe III, conforme o caso, e quaisquer reinvindicações no âmbito de tais instrumentos contratuais e quaisquer direitos legais, equitativos ou quaisquer outros interesses econômicos previstos em tais instrumentos contratuais ou deles decorrentes, somente poderão ser transferidos, cedidos, contribuídos, disponibilizados ou de outra forma alienados (no todo ou em parte), mediante notificação às Recuperandas, nos termos do artigo 290 do Código Civil, e desde que observados (i) o Código de Ética do Grupo Oi disponível nesta data no endereço http://ri.oi.com.br e (ii) que a respectiva cessão não envolva pessoas físicas ou jurídicas indicadas na lista do Office of Foreign Assets Control (OFAC), do Departamento de Tesouro dos Estados Unidos da América.

4.3.1.2.2.        Uma vez atingido o limite estabelecido no item (a) da Cláusula 4.3.1.2 acima para Créditos Quirografários a serem reestruturados em Reais ou o limite estabelecido no item (b) da Cláusula 4.3.1.2 acima para Créditos Quirografários a serem reestruturados em Dólares Norte-Americanos, os Credores titulares de Créditos ME/EPP ou Créditos Classe III que tenham escolhido a Opção de Reestruturação I terão parte de seus Créditos Quirografários pagos conforme a opção escolhida, de forma pro rata e limitado ao valor do respectivo Crédito Quirografário constante da Relação de Credores do Administrador Judicial. Os saldos remanescentes serão automaticamente alocados para serem pagos na forma da Cláusula 4.3.6 abaixo.

4.3.1.3.     Opção de Reestruturação II: Os Credores Quirografários titulares de Créditos Quirografários ME/EPP ou Créditos Classe III poderão optar pela Opção de Reestruturação II, pela qual seus respectivos Créditos Quirografários serão reestruturados pelo valor dos Créditos Quirografários em Dólares Norte-Americanos que optarem pela Opção de Reestruturação II, em até 6 (seis) meses contados da data da Homologação Judicial do Plano, conforme os termos da Cláusula 4.3.1.3.1 e observados o limite máximo de USD 850.000.000,00 (oitocentos e cinquenta milhões de Dólares Norte-Americanos) para Créditos Quirografários.

4.3.1.3.1.        Obedecida a alocação proporcional dos Créditos Quirografários que escolham a Opção de Reestruturação II frente à totalidade dos Créditos ME/EPP ou Classe III a serem pagos dentro do limite estabelecido na Cláusula 4.3.1.3, os Créditos ME/EPP ou Classe III em questão serão reestruturados da seguinte forma:

(a)          Carência: período de carência de amortização de principal de 60 (sessenta) meses, contados a partir da Homologação Judicial do Plano.

(b)         Principal: o valor do principal será amortizado em 24 (vinte e quatro) parcelas semestrais e sucessivas, vencendo-se a primeira no 25º (vigésimo quinto) dia do 66º (sexagésimo sexto) mês contado da Homologação Judicial do Plano e as demais no mesmo dia a cada 6 (seis) meses a contar do primeiro pagamento, conforme percentuais do valor do principal, acrescido dos juros capitalizados (conforme item (c) abaixo), descritos na tabela progressiva abaixo:

Semestres	Percentual do valor a ser amortizado por semestre
0 a 10º	0%
11º a 20º	2,0%
21º a 33º	5,7%
34º	5,9%

(c)           Juros: juros de 1,25% (um vírgula vinte e cinco por cento) ao ano, sendo que os juros serão capitalizados anualmente ao valor do principal e pagos semestralmente a partir do 25º (vigésimo quinto) dia do 66º (sexagésimo sexto) mês contado da data da Homologação Judicial do Plano, sendo que:

(i)            10% (dez por cento) dos juros incidentes ao longo dos 60 (sessenta) primeiros meses a partir da Homologação Judicial do Plano serão pagos semestralmente em dinheiro no 25º (vigésimo-quinto) dia do mês de cada período de juros;

(ii)     os 90% (noventa por cento) restantes dos juros/atualização monetária incidentes ao longo dos 60 (sessenta) primeiros meses a partir da Homologação Judicial do Plano não serão pagos neste período, sendo capitalizados anualmente ao valor do principal, de modo que o saldo do valor do principal a cada final de ano seja o saldo inicial do período somado dos juros capitalizados no período; e

(iii)   a partir do 66º (sexagésimo sexto) mês contado da Homologação Judicial do Plano, 100% (cem por cento) dos juros/atualização monetária incidentes sobre o novo valor do principal serão pagos semestralmente, no 25º (vigésimo-quinto) dia do mês de cada período de juros.

4.3.1.3.2.        Cessão de Direitos: Os instrumentos contratuais que vierem a ser celebrados com tais Credores Quirografários ME/EPP ou Classe III, conforme o caso, e quaisquer reinvindicações no âmbito de tais instrumentos contratuais e quaisquer direitos legais, equitativos ou quaisquer outros interesses econômicos previstos em tais instrumentos contratuais ou deles decorrentes, não poderão ser transferidos, cedidos, contribuídos, disponibilizados ou de outra forma alienados (no todo ou em parte), incluindo, mas não se limitando, a título de sub-participação ou desconto de quaisquer de tais instrumentos contratuais, de forma a alterar seu beneficiário final, sem o prévio consentimento por escrito das Recuperandas e de todos os Credores Quirografários ME/EPP ou Classe III, conforme o caso, que tenham escolhido a Opção de Reestruturação II. Adicionalmente, nenhum ônus ou gravame, ou qualquer outro direito previsto, em tais instrumentos contratuais poderá ser concedido ou transferido por quaisquer dos Credores Quirografários ME/EPP ou Classe III, conforme o caso, que tenham escolhido a Opção de Reestruturação II, sem o prévio consentimento por escrito das Recuperandas e de todos os Credores Quirografários ME/EPP ou Classe III, conforme o caso, que tenham escolhido a Opção de Reestruturação II.

4.3.1.3.3.        Uma vez atingido o limite estabelecido na Cláusula 4.3.1.3 acima para Créditos Quirografários, os Credores titulares de Créditos ME/EPP ou Créditos Classe III que tenham escolhido a Opção de Reestruturação II terão parte de seus Créditos Quirografários pagos conforme a opção escolhida, de forma pro rata e limitado ao valor do respectivo Crédito Quirografário constante da Relação de Credores do Administrador Judicial. Os saldos remanescentes serão automaticamente alocados para serem pagos na forma da Cláusula 4.3.6 abaixo.

4.3.1.3.4.        Caso as escolhas dos Credores Quirografários desta opção de pagamento não atinjam o limite estabelecido na Cláusula 4.3.1.3 acima, eventual saldo remanescente automaticamente será acrescido ao limite estabelecido na Cláusula 4.3.1.2(b). Da mesma forma, caso as escolhas dos Credores Quirografários da opção de pagamento prevista na Cláusula 4.3.1.2(b) não atinjam o limite estabelecido na Cláusula 4.3.1.2(b), eventual saldo remanescente será automaticamente acrescido ao limite estabelecido na Cláusula 4.3.1.3.

4.3.1.3.5.        Demais condições contratuais: As demais condições aplicáveis ao pagamento dos Créditos Quirografários na forma prevista na Cláusula 4.3.1.3 estão descritas no Anexo 4.3.1.3.5, com assunção, pelas Recuperandas, dos ônus relativos aos tributos porventura incidentes no Brasil incluindo, mas não se limitando, ao ônus do imposto de renda retido na fonte (gross up).

4.3.2.      Pagamento de Créditos Quirografários Depósitos Judiciais: Exceto se disposto de forma contrária neste Plano, os Créditos ME/EPP de titularidade dos Credores Quirografários Parceiros ME/EPP Depósitos Judiciais e os Créditos Classe III de titularidade dos Credores Quirografários Parceiros Classe III Depósitos Judiciais constantes da Relação de Credores do Administrador Judicial e reconhecidos pelas Recuperandas, neste último caso observados os termos da Cláusula 4.3.2.2, serão pagos mediante o levantamento do valor do Depósito Judicial pelo respectivo Credor Quirografário Parceiro Depósito Judicial, após a Homologação Judicial do Plano, até o limite do valor do referido Crédito Quirografário, conforme o caso, constante da Relação de Credores do Administrador Judicial e reconhecido pelas Recuperandas, neste último caso observados os termos da Cláusula 4.3.2.2.

4.3.2.1.     Sem prejuízo do disposto na Cláusula 4.3.2 acima, o pagamento dos Créditos Classe III de titularidade dos Credores Quirografários Parceiros Classe III Depósitos Judiciais será feito de acordo com os seguintes percentuais de deságio do valor do referido Crédito Classe III constante da Relação de Credores do Administrador Judicial e reconhecido pelas Recuperandas, neste último caso observados os termos da Cláusula 4.3.2.2, conforme descrito na tabela progressiva abaixo:

Intervalo de Valor de Crédito	% de Deságio
Até R$ 1.000,00	0,0%
R$ 1.000,01 a R$ 5.000,00;	15,0%
R$ 5.000,01 a R$ 10.000,00	20,0%
R$ 10.000,01 a R$ 150.000,00	30%
Acima de R$ 150.000,00	50%

4.3.2.2.     Os Créditos Quirografários, conforme aplicável, ainda não reconhecidos na data prevista para a realização da escolha pelo respectivo Credor Quirografário através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, e que, após serem reconhecidos, sejam de titularidade de Credores Quirografários ME/EPP ou Classe III que sejam Credores Quirografários Parceiros ME/EPP Depósito Judicial ou Credores Quirografários Parceiros Classe III Depósito Judicial, conforme aplicável, serão pagos na forma da Cláusula 4.3.2 acima e, conforme aplicável, também observado o disposto na Cláusula 4.3.2.1 acima. Nesta hipótese, o Credor Quirografário Parceiro Depósito Judicial em questão (i) não poderá apresentar impugnação ou questionar de qualquer outra forma o valor indicado na Relação de Credores do Administrador Judicial ou documento equivalente ou, (ii) caso o Grupo Oi apresente impugnação ao valor indicado na Relação de Credores do Administrador Judicial ou documento equivalente, deverá concordar com o valor indicado na respectiva impugnação do Grupo Oi.

4.3.2.3.     Caso, após a apresentação deste Plano ao Juízo da Recuperação Judicial, algum Depósito Judicial seja efetuado pelo Grupo Oi no respectivo Processo em que se discuta o Crédito Quirografário em questão, e o Credor Quirografário em questão aceite as condições previstas nas Cláusulas 4.3.2 e 4.3.2.1, conforme aplicável, de modo que seu Crédito Quirografário se enquadre no conceito previsto na Cláusula 4.3.2.2 acima, tais Créditos Quirografários também poderão ser pagos na forma da Cláusula 4.3.2 acima e, conforme aplicável, também observado o disposto na Cláusula 4.3.2.1 acima. Nesta hipótese, o Credor Quirografário Parceiro Depósito Judicial em questão (i) não poderá apresentar impugnação ou questionar de qualquer outra forma o valor indicado na Relação de Credores do Administrador Judicial ou documento equivalente ou, (ii) caso o Grupo Oi apresente impugnação ao valor indicado na Relação de Credores do Administrador Judicial ou documento equivalente, deverá concordar com o valor indicado na respectiva impugnação do Grupo Oi.

4.3.2.4.     Na hipótese de o Depósito Judicial referido na Cláusula 4.3.2 acima ser superior ao valor do respectivo Crédito ME/EPP ou Classe III (neste último caso apurado após a dedução do deságio indicado Cláusula 4.3.2.1) constante da Relação de Credores do Administrador Judicial e reconhecido pelas Recuperandas, neste último caso observados os termos da Cláusula 4.3.2.2, o valor excedente será levantado pelo Grupo Oi.

4.3.2.5.     Na hipótese de o Depósito Judicial referido na Cláusula 4.3.2 acima ser comprovadamente inferior ao valor do respectivo Crédito ME/EPP ou Classe III (neste último caso apurado após a dedução do deságio indicado Cláusula 4.3.2.1) constante da Relação de Credores do Administrador Judicial e reconhecido pelas Recuperandas, neste último caso observados os termos da Cláusula 4.3.2.2, o saldo remanescente do respectivo Credor Quirografário Parceiro Depósito Judicial, conforme o caso, será pago em moeda corrente nacional, após a decisão do Juízo competente que homologar o valor devido, na forma da Cláusula 4.3.6 abaixo.

4.3.2.6.     Para fins do disposto nas Cláusulas 4.3.2 e 4.3.2.4 acima, em até 20 (vinte) Dias Úteis dias a contar do término do prazo para a  escolha da opção de pagamento de créditos a ser realizada pelo respectivo Credor Quirografário através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, o Credor Quirografário Parceiro Depósito Judicial em questão, juntamente com todos os seus advogados constituídos nos autos, inclusive aqueles titulares de honorários de sucumbência, e a Recuperanda deverão apresentar Petição Conjunta ME/EPP ou Classe III, conforme o caso, requerendo ao Juízo competente (i) a expedição dos respectivos alvarás judiciais para levantamento do Depósito Judicial, na forma descrita nas Cláusulas 4.3.2 e 4.3.2.4 acima, conforme aplicável, e (ii) a extinção, baixa da distribuição e arquivamento definitivo do Processo. O levantamento do Depósito Judicial, em qualquer circunstância, somente poderá ocorrer após a homologação pelo Juízo competente do valor devido, nos termos da Petição Conjunta ME/EPP ou Classe III, conforme aplicável.

4.3.2.7.     Observado o disposto na Cláusula 4.3.2.4 acima, o valor do Crédito ME/EPP ou Classe III de titularidade do Credor Quirografário Parceiro Depósito Judicial, conforme aplicável, será considerado como compreendendo todos e quaisquer honorários advocatícios (desde que os honorários advocatícios não estejam já constando na Classe I na Relação de Credores do Administrador Judicial) ou de outros profissionais, bem como custas e despesas processuais incorridas pelo Credor Quirografário Parceiro Depósito Judicial em questão. Nesse contexto, nem o respectivo Credor Quirografário Parceiro Depósito Judicial, nem seus advogados farão jus ao recebimento de qualquer valor adicional àquele constante da Relação de Credores do Administrador Judicial e reconhecido pelas Recuperandas, neste último caso observados os termos da Cláusula 4.3.2.2 (e, conforme aplicável, observado o disposto na Cláusula 4.3.2.1), para o respectivo Crédito ME/EPP ou Classe III.

4.3.3.      Reestruturação de Bonds: Dada a natureza dos seus Créditos Quirografários, representados por títulos emitidos e negociados no exterior e regulados por leis estrangeiras, bem como sujeitos às leis e demais normas aplicáveis nas jurisdições onde tais títulos são negociados, e ainda, dada a complexidade procedimental para implementar a reestruturação dos seus Créditos Quirografários em comparação aos demais Credores Quirografários, os Credores Quirografários Bondholders terão os seus Créditos Quirografários dos Bondholders reestruturados exclusivamente de acordo com o disposto nesta Cláusula 4.3.3. A depender da emissão e do valor dos seus respectivos Créditos Quirografários dos Bondholders, os Credores Quirografários Bondholders deverão manifestar expressamente a opção pela reestruturação de seus Créditos Quirografários dos Bondholders em uma das formas previstas nas Cláusulas 4.3.3.1 ou Cláusula 4.3.3.2 abaixo, observado o procedimento disposto na Cláusula 4.5.5 deste Plano:

4.3.3.1.     Opção Créditos Quirografários dos Bondholders Não-Qualificados: Os Credores Quirografários Bondholders Não-Qualificados que, no ato de sua opção por meio do envio da Notificação Opção de Pagamento, declararem e comprovarem que são titulares de Créditos Quirografários dos Bondholders com valor máximo de até USD750.000,00 (setecentos e cinquenta mil Dólares Norte-Americanos) (ou o equivalente em Reais convertidos pela Taxa de Câmbio Conversão), terão seus respectivos Créditos reestruturados nos termos desta Cláusula 4.3.3.1 e suas subcláusulas abaixo:

(a)          Limite de Créditos Quirografários dos Bondholders Não-Qualificados: O valor máximo e o total de Créditos Quirografários dos Bondholders Não-Qualificados a serem reestruturados nos termos desta Cláusula 4.3.3.1 estará limitado a USD500.000.000,00 (quinhentos milhões de Dólares Norte-Americanos).

(b)         Deságio: A reestruturação de Créditos Quirografários dos Bondholders Não-Qualificados prevista na Cláusula 4.3.3.1 implicará na redução do respectivo Crédito Quirografário dos Bondholders Não-Qualificados no percentual de 50% (cinquenta por cento). Para todos os fins, o deságio será aplicado primeiramente aos juros, e, apenas posteriormente, à parcela do principal que compõe os Créditos Quirografários dos Bondholders submetidos à Cláusula 4.3.3.1.

(c)           Carência: Período de carência de amortização de principal de 6 (seis) anos, contatos a partir da data da Homologação Judicial do Plano.

(d)         Principal: O valor do principal será equivalente a 50% (cinquenta por cento) dos Créditos Quirografários dos Bondholders Não-Qualificados, limitado ao valor de USD250.000.000,00 (duzentos e cinquenta milhões de Dólares Norte-Americanos), e será amortizado em 12 (doze) parcelas semestrais e sucessivas, vencendo-se a primeira no 15º (décimo quinto) dia do 78º (septuagésimo oitavo) mês contado da Homologação Judicial do Plano e as demais no mesmo dia a cada 6 (seis) meses a contar do primeiro pagamento, conforme percentuais do valor do principal, acrescido dos juros capitalizados (conforme item (d) abaixo), descritos na tabela progressiva abaixo:

Semestres	Percentual do valor a ser amortizado por semestre
0 a 12º	0%
13º a 18º	4,0%
19º a 23º	12,66%
24º	12,70%

(e)          Juros: Incidência de juros de 6% (seis por cento) ao ano em Dólares Norte-Americanos sobre o valor do principal, a partir da data da Homologação do Plano, sendo capitalizados anualmente ao valor do principal e pagos anualmente a partir do 15º (décimo quinto) dia do 78º (septuagésimo oitavo) mês contado da data da Homologação Judicial do Plano.

(f)           Demais condições contratuais: as demais condições aplicáveis à reestruturação dos Créditos Quirografários dos Bondholders Não-Qualificados na forma prevista na Cláusula 4.3.3.1 estão descritas no Anexo 4.3.3.1(f).

4.3.3.1.1.        Caso o Credor Quirografário Bondholder Não-Qualificado (x) não manifeste expressa e tempestivamente sua opção para receber o pagamento de seu respectivo Crédito Quirografário dos Bondholders Não-Qualificados na forma da Cláusula 4.3.3.1; e/ou (y) não comprove o atendimento da condição estabelecida nos termos da Cláusula 4.3.3.1, tal Credor Quirografário Bondholder Não-Qualificado terá a integralidade do seu Crédito Quirografário dos Bondholders Não-Qualificados integralmente alocados para serem pagos na forma da Cláusula 4.3.6.

4.3.3.1.2.        Caso seja atingido o limite estabelecido na Cláusula 4.3.3.1(a) acima, os Credores Quirografários Bondholders Não-Qualificados titulares de Créditos Quirografários dos Bondholders Não-Qualificados cujos créditos sejam reestruturados na forma prevista nesta Cláusula 4.3.3.1 terão parte de seus Créditos Quirografários dos Bondholders Não-Qualificados pagos conforme a opção escolhida, de forma pro rata e limitado ao valor do respectivo Crédito Quirografário do Bondholder Não-Qualificado. Os saldos remanescentes serão automaticamente alocados para serem pagos na forma da Cláusula 4.3.6 abaixo.

4.3.3.2.     Opção Créditos Quirografários dos Bondholders Qualificados: Observadas as Condições Precedentes indicadas no Anexo 4.3.3.5(c), os Credores Quirografários Bondholders Qualificados titulares de Créditos Quirografários dos Bondholders Qualificados em montante acima de USD750.000,00 (setecentos e cinquenta mil Dólares Norte-Americanos) (ou o equivalente em Reais convertidos pela Taxa de Câmbio Conversão) que expressa e tempestivamente elegerem opção de pagamento estabelecida nesta Cláusula 4.3.3.2 por meio de envio da Notificação Opção de Pagamento terão seus respectivos Créditos Quirografários dos Bondholders Qualificados reestruturados e pagos mediante a entrega de pacote composto por Novas Notes, Ações PTIF, Novas Ações Ordinárias – I e Bônus de Subscrição, na forma das Cláusulas 4.3.3.3, 4.3.3.4, 4.3.3.5 e 4.3.3.6 abaixo:

(i)    ações ordinárias de emissão da Oi detidas pela PTIF, sob a forma de ADRs;

(ii)   um pacote com (a) Novas Notes, (b) Novas Ações Ordinárias - I sob a forma de ADRs e (c) Bônus de Subscrição; a serem emitidos pela Oi;

sendo certo que a diferença entre o valor total dos Créditos Quirografários dos Bondholders Qualificados e o preço global das ações de emissão da Oi detidas pela PTIF, Novas Notes, Novas Ações Ordinárias - I e Bônus de Subscrição será utilizada para absorção de prejuízo à conta de acionistas, nos termos do art. 64, §3º do Decreto-Lei 1598 de 1977 e do Parecer Normativo CST nº 04 de 1981. A diferença que não puder ser absorvida dessa maneira será considerada como tendo sido objeto de remissão, como o primeiro passo na implementação da presente Cláusula 4.3.3.2, e terá sido aplicada primeiramente aos juros, e, apenas posteriormente, à parcela do principal que compõe os Créditos Quirografários dos Bondholders Qualificados.

4.3.3.2.1.        Razões de Troca: Para cada USD 664.573,98 (seiscentos e sessenta e quatro mil, quinhentos e setenta e três Dólares Norte-Americanos e noventa e oito centavos de Dólares Norte-Americanos) em Créditos Quirografários dos Bondholders Qualificados, convertidos pela Taxa de Câmbio Conversão, o respectivo Credor Quirografário Bondholder Qualificado receberá cumulativamente:

(i)            9.137 (nove mil, cento e trinta e sete) ações ordinárias de emissão da Oi detidas pela PTIF, sob a forma de ADRs, atualmente mantidas pela Oi em tesouraria;

(ii)         um pacote com:

(a)   Novas Notes emitidas ao preço global de emissão USD 145.262,00 (cento e quarenta e cinco mil, duzentos e sessenta e dois Dólares Norte-Americanos), o qual compreende o valor de face de USD 130.000,00 (cento e trinta mil Dólares Norte-Americanos) e um prêmio na emissão de USD 15.262,00 (quinze mil, duzentos e sessenta e dois Dólares Norte-Americanos), justificado pela atratividade, nos termos das Cláusulas 4.3.3.3;

(b)   119.017 (cento e dezenove mil e dezessete) Novas Ações Ordinárias - I sob forma de ADRs, como resultado de Aumento de Capital Capitalização de Créditos após a Homologação Judicial do Plano, nos termos das Cláusulas 4.3.3.5; e

(c)    9.155 (nove mil, cento e cinquenta e cinco) Bônus de Subscrição de emissão da Oi como vantagem adicional ao resultado do Aumento de Capital Capitalização de Créditos após a Homologação Judicial do Plano, nos termos das Cláusulas 4.3.3.6.

4.3.3.2.1.1.  As razões de troca previstas na Cláusula 4.3.3.2.1 pressupõem que a quantidade de ações ordinárias e preferencias de emissão da Oi na data deste Plano é de 825.760.902. Na hipótese de eventual aumento de número de ações de emissão da Oi, as quantidades de ações recebidas pelos Credores Quirografários Bondholders Qualificados decorrentes das razões de troca deverão ser proporcionalmente ajustadas.

4.3.3.3.     Novas Notes. As Novas Notes serão emitidas por Oi ou uma subsidiária integral de Oi e, na qualidade de garantidoras e devedoras solidárias, pelas demais Recuperandas, até 31 de julho de 2018. As Novas Notes serão emitidas em múltiplos de USD1.000,00 (mil Dólares Norte-Americanos) e os montantes em créditos que não atingirem o referido múltiplo de USD 1.000,00 (mil Dólares Norte-Americanos) serão desconsiderados para fins desta Cláusula 4.3.3.3, não havendo fracionamento ou recebimento proporcional. Para fins de esclarecimento, hipoteticamente, se um Credor Quirografário Bondholder Qualificado tiver um crédito para recebimento de Novas Notes equivalente a USD131.500,00 (cento e trinta e um mil e quinhentos Dólares Norte-Americanos), ele receberá somente Novas Notes com valor de face equivalente a USD131.000,00 (cento e trinta e um mil Dólares Norte-Americanos), sendo desconsiderado para os fins desta Cláusula 4.3.3.3 o valor residual de USD500,00 (quinhentos Dólares Norte-Americanos). A emissão das Novas Notes observará os seguintes termos e condições:

(a)          Valor limite da emissão: As Novas Notes serão emitidas na forma da Cláusula 4.3.3.3, em Dólares Norte-Americanos, e terão o valor de face máximo de R$ 6.300.000.000,00 (seis bilhões e trezentos milhões de Reais), convertido pela Taxa de Câmbio Conversão, o que equivale ao valor de face máximo de USD 1.918.100.167,45 (um bilhão, novecentos e dezoito milhões, cem mil, cento e sessenta e sete Dólares Norte-Americanos e quarenta e cinco centavos de Dólares Norte-Americanos).

(b)         Vencimento: O vencimento das Novas Notes se dará no 7º (sétimo) ano após a Data de Emissão das Notes.

(c)           Principal: O valor do principal das Novas Notes será pago em parcela única com vencimento no 5º (quinto) dia do 84º (octogésimo quarto) mês após a Data de Emissão das Notes.

(d)         Juros: A incidência e o pagamento dos juros poderão ocorrer mediante uma das formas previstas nos itens (i) e (ii) abaixo, a exclusivo critério da Oi:

(i)            Incidência de juros de 10% (dez por cento) ao ano em Dólares Norte-Americanos sobre o valor do principal, a partir da data da Homologação do Plano, os quais serão pagos semestralmente em dinheiro, no 5º (quinto) dia do 6º (sexto) mês contado da Data de Emissão das Notes e os demais pagamentos a cada 6 (seis) meses a contar do primeiro pagamento de juros; ou

(ii)         Durante os 3 (três) primeiros anos contados da data da Homologação Judicial do Plano a incidência e o pagamento dos juros ocorrerão conforme previsto no item (x) abaixo e a partir do 4º (quarto) ano contado da data da Homologação Judicial do Plano, incidência e o pagamento dos juros ocorrerão conforme previsto no item (y) abaixo:

(x) Até o 3º (terceiro) ano contado da data da Homologação Judicial do Plano, incidência de juros de 12% (doze por cento) ao ano em Dólares Norte-Americanos sobre o valor do principal, pagos semestralmente na forma prevista nos itens “a” e “b” abaixo;

a.       8% (oito por cento) dos juros anuais pagos em dinheiro, no 5º (quinto) dia do 6º (sexto) mês contado da Data de Emissão das Notes e os demais pagamentos a cada 6 (seis) meses a contar do primeiro pagamento de juros; e

b.     Os 4% (quatro por cento) restantes capitalizados semestralmente ao valor do principal, sendo a primeira capitalização no 5º (quinto) dia do 6º (sexto) mês contado da Data de Emissão das Notes e pagos no 5º (quinto) dia do 36º (trigésimo sexto) mês após a Data de Emissão das Notes, de modo que o saldo do valor do principal ao final do 3º (terceiro) ano seja o saldo inicial somado dos juros capitalizados no período.

(y) A partir do 4º (quarto) ano contado da data da Homologação Judicial do Plano, incidência de juros de 10% (dez por cento) ao ano em Dólares Norte-Americanos sobre o valor do principal, os quais serão pagos semestralmente em dinheiro, no 5º (quinto) dia mês de cada período de juros.

(e)          O direito dos Credores Quirografários Bondholders Qualificados de receber as Novas Notes será sempre limitado ao percentual que seu respectivo Crédito Quirografário Bondholder Qualificado representa da soma total dos Créditos Quirografários dos Bondholders Qualificados que venham a tempestivamente eleger a opção nos termos da Cláusula 4.3.3.2.

(f)           Demais condições contratuais: as Novas Notes serão emitidas sob legislação de Nova York para livre negociação no mercado internacional, com assunção, pelas Devedoras, dos ônus relativos aos tributos porventura incidentes no Brasil incluindo, mas não se limitando, ao ônus do imposto de renda retido na fonte (gross up), observando-se e sem prejuízo às condições aplicáveis às Novas Notes descritas no Anexo 4.3.3.3.(f).

4.3.3.4.     Ações PTIF: As Ações PTIF serão distribuídas aos Credores Quirografários Bondholders Qualificados, na proporção dos respectivos Créditos Quirografários Bondholders Qualificados até 31 de julho de 2018, condicionada à aprovação de plano de composição a ser oferecido por qualquer das Recuperandas perante a justiça holandesa.

4.3.3.5.     Aumento de Capital – Capitalização de Créditos: As Novas Ações Ordinárias – I serão emitidas pela Oi em aumento de capital por subscrição privada, mediante a capitalização de parte dos Créditos Quirografários dos Bondholders Qualificados que tiverem tempestivamente eleito a opção da Cláusula 4.3.3.2 na forma deste Plano, observadas as normas regulamentares aplicáveis, e conferirão os mesmos direitos conferidos pelas demais ações ordinárias de emissão da Oi em circulação. A emissão das Novas Ações Ordinárias – I observará o disposto no artigo nº 171, §2º da Lei n° 6.404, de 15 de dezembro de 1976, e os seguintes termos e condições:

(a)          Valor limite da emissão: Serão emitidas até 1.756.054.163 (um bilhão, setecentas e cinquenta e seis milhões, cinquenta e quatro mil, cento e sessenta e três) Novas Ações Ordinárias - I, com um preço unitário de emissão entre R$ 6,70 (seis Reais e setenta centavos) e R$ 7,00 (sete Reais), de modo que o montante total do Aumento de Capital – Capitalização de Créditos será entre R$ 11.765.562.892,10 (onze bilhões, setecentos e sessenta e cinco milhões, quinhentos e sessenta e dois mil, oitocentos e noventa e dois Reais e dez centavos) e R$ 12.292.379.141,00 (doze bilhões, duzentos e noventa e dois milhões, trezentos e setenta e nove mil, cento e quarenta e um Reais), integralizado mediante a capitalização de parte dos Créditos Quirografários dos Bondholders Qualificados e sujeito ao direito de preferência dos atuais acionistas da Oi na forma prevista abaixo.

(b)         Direito de Preferência: A emissão das Novas Ações Ordinárias – I deverá observar, conforme aplicável, o direito de preferência previsto no art. 171 e seus §§ 2º e 3º da Lei das S.A., de 15 de dezembro de 1976. Nesse contexto, se exercido o direito de preferência pelos atuais acionistas da Oi, as importâncias por eles pagas serão entregues aos Credores Quirografários Bondholders Qualificados titulares dos Créditos Quirografários dos Bondholders Qualificados a serem capitalizados.

(c)           Condições Precedentes – Aumento de Capital Capitalização de Créditos: O Aumento de Capital Capitalização de Créditos ocorrerá tão logo quanto possível, até 31 de julho de 2018, mas desde que verificadas ou expressa e formalmente dispensadas pelos Credores Quirografários Bondholders Qualificados em Reunião de Credores prevista na Cláusula 8.1, conforme previsto no Anexo 8.1, as Condições Precedentes para o Aumento de Capital – Capitalização de Créditos estabelecidas no Anexo 4.3.3.5(c)

4.3.3.6.     Bônus de Subscrição de emissão da Oi: Os Bônus de Subscrição serão emitidos pela Oi, como vantagem adicional à emissão das Novas Ações Ordinárias – I como resultado do Aumento de Capital Capitalização de Créditos capitalização de créditos prevista na Cláusula 4.3.3.5, observadas as normas aplicáveis e nos seguintes termos e condições:

(a)          Prazo de Exercício: Os Bônus de Subscrição serão exercíveis a qualquer momento a partir de 1 (um) ano da data da sua emissão, por um prazo de 90 (noventa) dias. O início do prazo de exercício será antecipado nas seguintes hipóteses: (i) divulgação de Fato Relevante sobre a realização do Aumento de Capital Novos Recursos previsto na Cláusula 6 e no Contrato de Backstop; ou (ii) na hipótese de realização de qualquer operação que implique na alteração do Controle da Oi, o que ocorrer primeiro. Para os fins do item (i), a Oi informará o mercado, por meio de Fato Relevante, com antecedência mínima de 15 (quinze) Dias Úteis da assembleia geral de acionistas ou reunião do Conselho de Administração para deliberar sobre Aumento de Capital Novos Recursos de forma que os seus titulares possam ter um prazo suficiente para exercer os Bônus de Subscrição e ser-lhes assegurado o direito de preferência na subscrição do Aumento de Capital Novos Recursos.

(b)         Direito de Receber Ações Ordinárias: Os bônus de subscrição serão atribuídos gratuitamente como vantagem adicional aos subscritores das ações emitidas conforme a Cláusula 4.3.3.5 e conferirão aos seus titulares o direito de receber ações ordinárias de emissão da Oi, mediante o pagamento de um valor em Reais não superior a USD0,01 (um centavo de Dólares Norte-Americanos)  por Nova Ação Ordinária – I para exercício do Bônus de Subscrição, na proporção de 1 (uma) ação ordinária para cada Bônus de Subscrição.

(c)           Número de Bônus de Subscrição: Serão emitidos até 135.081.089 (cento e trinta e cinco milhões, oitenta e um mil, oitenta e nove) Bônus de Subscrição.

4.3.3.7.     O Grupo Oi obriga-se a entregar ao Trustee dos Bonds as Novas Ações Ordinárias – I sob a forma de ADRs, conforme o caso, em pagamento aos Créditos Quirografários dos Bondholders Qualificados de titularidade dos Credores Quirografários Bondholders Qualificados que elegeram a opção para reestruturação dos seus respectivos Créditos Quirografários dos Bondholders Qualificados na forma da Clausula 4.3.3.2, nos termos das Escrituras de Emissão dos Bonds ou outro procedimento que venha a ser acordado entre o Grupo Oi, o Trustee dos Bonds e aprovado pelos Créditos Quirografários dos Bondholders Qualificados em Reunião de Credores convocada para essa finalidade, de forma a viabilizar a entrega das Novas Ações Ordinárias – I ou dos ADRs ao Trustee dos Bonds para a sua ulterior transferência aos Credores Quirografários Bondholders Qualificados, sendo os custos específicos relativos aos serviços previstos nesta cláusula arcados pelo Grupo Oi. A ulterior transferência das Novas Ações Ordinárias - I ou dos ADRs, das Novas Notes e dos Bônus de Subscrição pelo Trustee dos Bonds aos respectivos Credores Quirografários Bondholders Qualificados, conforme o caso, livres e desembaraçadas de quaisquer ônus ou gravames, implicará no cancelamento das Escrituras de Emissão dos Bonds.

4.3.3.8.     A efetiva entrega das Ações PTIF, Novas Notes, Novas Ações Ordinárias – I e Bônus de Subscrição aos respectivos Credores Quirografários Bondholders Qualificados, nos termos previstos Clausula 4.3.3.2, livres e desembaraçadas de quaisquer ônus, representará pagamento dos Créditos Quirografários Bondholders Qualificados, com a consequente Quitação, na forma da Cláusula 11.10 deste Plano, sem prejuízo da Cláusula 11.4.

4.3.3.9.     A Aprovação do Plano seguida da Homologação Judicial do Plano dará poderes à Oi, por meio de seus Diretores Transição, para tomar todas as medidas necessárias para a implementação do Plano, inclusive, do ponto de vista societário, para assinar os boletins de subscrição e representar em assembleia geral de acionistas, em nome e para o benefício dos Credores Quirografários Bondholders Qualificados que reestruturarem seus Créditos Quirografários dos Bondholders Qualificados na forma prevista na Cláusula 4.3.3.2, relativos às Novas Ações Ordinárias – I a serem emitidas e entregues pela Oi sob a forma de ADRs em pagamento de tais Créditos Quirografários Bondholders Qualificados, sem prejuízo da Cláusula 11.4.

4.3.3.10. A Aprovação do Plano seguida da Homologação Judicial do Plano representa a expressa concordância dos Credores Quirografários Bondholders Qualificados com as medidas necessárias para a implementação do Plano, notadamente em relação ao Aumento de Capital Novos Recursos, de sorte que todos os titulares das Novas Ações Ordinárias – I desde já consentem e obrigam-se de maneira irrevogável e irretratável a comparecer e votar favoravelmente ao Aumento de Capital – Novos Recursos, nos termos e condições estabelecidos na Cláusula 6 deste Plano, na assembleia geral de acionistas  convocada para essa finalidade, caso seja necessária, conferindo desde já aos Diretores Transição da Oi todos os poderes necessários para representá-los em assembleia geral de acionistas, em nome e para o benefício dos Credores Quirografários Bondholders Qualificados e/ou qualquer terceiro titular das Novas Ações Ordinárias – I ao tempo da referida assembleia geral de acionistas, sem prejuízo da Cláusula 11.4.

4.3.3.11. Os Credores Quirografários Bondholders Qualificados que (i) não manifestarem expressa e tempestivamente sua opção pela reestruturação de seus respectivos Créditos Quirografários dos Bondholders Qualificados nos termos da Cláusula 4.3.3.2, ou (ii) não se enquadrem na condição de Bondholder Qualificado prevista neste Plano; terão seus respectivos Créditos Quirografários dos Bondholders integralmente alocados para serem pagos na forma da Cláusula 4.3.6.

4.3.3.12. Entrega em Depositary Receipts: Na implementação do Aumento de Capital Capitalização de Créditos, a Oi entregará (i) as Ações PTIF, (ii) as Novas Ações Ordinárias - I e (iii) Bônus de Subscrição aos Credores Quirografários Bondholders Qualificados, os quais poderão ser livremente negociáveis na máxima extensão permitida nos termos da legislação aplicável.  As Ações PTIF e as Novas Ações Ordinárias – I serão emitidas sob a forma de ADRs, por meio do Programa de DRs  de ações ordinárias patrocinado pela Oi e registrado perante a U.S. Securities & Exchange Commission. As ações ordinárias emitidas mediante o exercício dos Bônus de Subscrição serão emitidas sob a forma de ADRs, por meio do Programa de DRs de ações ordinárias patrocinado pela Oi e registrado perante a U.S. Securities & Exchange Commission e poderão ser livremente negociáveis até o limite máximo permitido nos termos da legislação aplicável. A Oi será responsável por: (i) obter às suas expensas todos os eventuais registros ou dispensas de registro exigidos pela legislação de valores mobiliários dos Estados Unidos da América; (ii) realizar todos os registros, operações de câmbio e cadastramentos necessários perante as autoridades brasileiras; e (iii) arcar com todos e quaisquer tributos ou despesas decorrentes do depósito das ações na custódia do Programa DRs e da correspondente emissão do ADRs.

4.3.4.      Pagamento de Créditos Concursais Agências Reguladoras. Os Créditos Concursais Agências Reguladoras Líquidos serão novados por força deste Plano e quitados em 240 (duzentas e quarenta) parcelas mensais, a contar de 30 de junho de 2018, da seguinte forma: (i) da 1ª à 60ª prestação: 0,160% (cento e sessenta milésimos por cento); (ii) da 61ª à 120ª prestação: 0,330% (trezentos e trinta milésimos por cento); (iii) da 121ª à 180ª prestação: 0,500% (quinhentos milésimos por cento); (iv) da 181ª à 239ª prestação: 0,660% (seiscentos e sessenta milésimos por cento); e (v) 240ª prestação: saldo devedor remanescente. As primeiras parcelas serão integralmente pagas através da conversão em renda de valores depositados em dinheiro judicialmente para garantia desses créditos. No mês em que o valor dos depósitos judiciais não for suficiente para pagar a integralidade de uma parcela, tal pagamento será complementado em moeda corrente. A partir do mês subsequente, a Oi pagará as demais parcelas em moeda corrente. A partir da segunda parcela, as parcelas mensais serão corrigidas de acordo com a variação da SELIC, e serão pagas sempre no último Dia Útil de cada mês. Aos Créditos Concursais Agências Reguladoras Líquidos serão aplicados os seguintes descontos: (i) 50% (cinquenta por cento) dos juros; e (ii) 25% (vinte e cinco por cento) de multa de mora.

4.3.4.1.     Os Créditos Concursais Agências Reguladoras Ilíquidos, se e quando liquidados por decisão final transitada em julgada, serão pagos na forma da Cláusula 4.3.6. deste Plano..

4.3.4.2.     Na hipótese de superveniência de norma legal que regule forma alternativa para a quitação dos Créditos Agências Reguladoras Líquidos ou Ilíquidos, as Recuperandas poderão aderir ao novo regime, observados os termos e condições previstos no estatuto social da Oi.

4.3.5.      Pagamento de Créditos de Credores Fornecedores Parceiros. Considerando a importância de que seja mantido o fornecimento de bens e serviços ao Grupo Oi, todos os Credores Fornecedores Parceiros que escolham a opção de pagamento de seus respectivos Créditos Quirografários ME/EPP ou Classe III que não decorrentes de empréstimos ou financiamentos concedidos ao Grupo Oi prevista na presente Cláusula através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, serão pagos na forma descrita abaixo, exceto pelo disposto na Cláusula 4.3.5.3 abaixo:

4.3.5.1.     Até o limite de R$150.000,00 (cento e cinquenta mil Reais) (ou o equivalente em Dólares Norte-Americanos ou Euros), e sempre observado o limite dos respectivos valores dos Créditos ME/EPP ou Classe III para os Credores Quirografários ME/EPP ou Classe III em questão, os Créditos ME/EPP ou Classe III de titularidade dos Credores Fornecedores Parceiros serão pagos em uma única parcela, no 20º (vigésimo) Dia Útil após o término do prazo para a escolha da opção de pagamento de créditos a ser realizada pelo respectivo Credor Quirografário através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br.

4.3.5.2.      O saldo dos Créditos ME/EPP ou Classe III de titularidade dos Credores Fornecedores Parceiros que remanescer após o pagamento realizado nos termos da Cláusula 4.3.5.1 acima será pago com desconto de 10% (dez por cento) em 04 (quatro) parcelas anuais, iguais e sucessivas, acrescidas de (i) TR + 0,5% (meio por cento) ao ano, caso os Créditos ME/EPP ou Classe III de titularidade dos Credores Fornecedores Parceiros sejam em Reais; e (ii) 0,5% (meio por cento) ao ano, caso os Créditos ME/EPP ou Classe III de titularidade dos Credores Fornecedores Parceiros sejam em Dólares Norte-Americanos ou em Euros, em qualquer caso incidentes sobre o montante líquido de tributos do saldo remanescente e a contar da Homologação Judicial do Plano ou do Reconhecimento do Plano na Jurisdição do Credor, conforme aplicável, vencendo-se a primeira parcela no último Dia Útil do primeiro ano após o término do prazo para a escolha da opção de pagamento de créditos a ser realizada pelo respectivo Credor Quirografário através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br e as demais parcelas no mesmo dia e mês dos anos subsequentes.

4.3.5.3.     Serão pagos na forma da Cláusula 4.3.6 abaixo, (i) o Credor Fornecedor Parceiro que, uma vez solicitado por qualquer das Recuperandas, se recusar a fornecer bens e/ou serviços nos mesmos termos e condições praticados até a Data do Pedido pelo respectivo Credor Fornecedor Parceiro para as Recuperandas; e (ii) os créditos de titularidade de Credores Quirografários ME/EPP ou Classe III que não decorrentes de fornecimento de bens e serviços ao Grupo Oi.

4.3.6.      Modalidade de Pagamento Geral. Os Créditos Quirografários (ou os respectivos e eventuais saldos remanescentes) indicados na Cláusula 4.3.6.1 abaixo serão pagos conforme descrito a seguir:

(a)          Valor Principal: O valor principal total dos Créditos a serem reestruturados nos termos desta Cláusula 4.3.6 estará limitado a R$70.000.000.000,00 (setenta bilhões de Reais), subtraído o valor dos Créditos Concursais que forem reestruturados de outra forma nos termos deste Plano, em Reais ou convertidos para Reais conforme Taxa de Cambio Conversão.

(b)         Carência: período de carência de amortização de principal de 20 (vinte) anos, contados a partir da data da Homologação Judicial do Plano ou do Reconhecimento do Plano na Jurisdição do Credor, conforme aplicável.

(c)          Parcelas: amortização do principal em 5 (cinco) parcelas anuais, iguais e sucessivas, vencendo-se a primeira no último Dia Útil do prazo de carência referido no item (a) desta Cláusula 4.3.6, e as demais no mesmo dia dos anos subsequentes.

(d)         Juros/atualização monetária:

a.      TR ao ano, caso o titular de Créditos Quirografários opte por receber o pagamento de seus respectivos créditos em Reais (ou respectivos e eventuais saldos remanescentes); incidentes a partir da Homologação Judicial do Plano ou do Reconhecimento do Plano na Jurisdição do Credor, conforme aplicável, sendo que o valor total dos juros/atualização monetária acumulados no período será pago somente, e em conjunto, com a última parcela referida no item (c) desta Cláusula 4.3.6. No caso dos Credores Concursais direcionados para esta Cláusula 4.3.6, o pagamento de seus créditos serão realizados em suas moedas originais.

b.     sem incidência de juros, caso o titular de Créditos Quirografários opte por receber o pagamento de seus respectivos créditos em Dólares Norte-Americanos ou em Euros (ou respectivos e eventuais saldos remanescentes);

(e)          Opção de Pré-Pagamento: A Oi terá a opção de, a seu exclusivo critério, a qualquer tempo, quitar antecipadamente os valores devidos na forma desta Cláusula 4.3.6, por meio do pagamento de 15% (quinze por cento) do valor do principal e juros capitalizados até a data de exercício da opção.

(f)           Limite de Pagamentos: Caso o valor total dos Créditos Quirografários que forem reestruturados nos termos desta Cláusula 4.3.6 supere o valor estabelecido na Cláusula 4.3.6(a), cada Crédito Quirografário será reduzido proporcionalmente (pro rata) em relação aos Créditos Quirografários que fazem jus aos pagamentos previstos nesta Cláusula 4.3.6, de forma que o valor total a ser pago pelas Recuperandas jamais excederá o limite estabelecido na Cláusula 4.3.6(a). O valor residual dos Créditos Quirografários que excederem o valor estabelecido na Cláusula 4.3.6(a) será considerado remido, nos termos do artigo 385 do Código Civil.

4.3.6.1.     Exceto se disposto de forma contrária neste Plano, a modalidade geral de pagamento prevista na Cláusula 4.3.6 se aplica aos Credores Quirografários cujos Créditos Quirografários não possam ser pagos por qualquer das demais modalidades previstas neste Plano, notadamente nas hipóteses de (i) serem atingidos os limites previstos para as opções de pagamento estabelecidas nas Cláusulas 4.3.1.2 e 4.3.1.3 acima e ainda remanescerem saldos de Créditos Quirografários; (ii) o Credor Quirografário não indicar tempestivamente a opção de pagamento de seu respectivo Crédito Quirografário, na forma da Cláusula 4.5 abaixo; (iii) o Credor Quirografário não poder se enquadrar nas hipóteses de pagamento previstas nas Cláusulas 4.3.1.2, 4.3.1.3 e 4.3.3; (iv) o Credor Quirografário Bondholder não se enquadrar na condição de Bondholder Qualificado prevista neste Plano; (v) haver a materialização de Créditos Ilíquidos nos termos da Cláusula 4.7 abaixo; (vi) haver a habilitação de Créditos Retardatários nos termos da Cláusula 4.8; (vii) haver a majoração de Créditos nos termos da Cláusula 4.9 abaixo; (viii) haver a reclassificação dos Créditos na forma da Cláusula 4.10; (ix) haver saldo remanescente de Créditos Quirografários Depósitos Judiciais após o levantamento dos respectivos Depósitos Judiciais; ou (x) o Credor Fornecedor Parceiro em relação à parcela do seu crédito que não se enquadre na forma de pagamento da Cláusula 4.3.5 acima.

4.4.            Mediação/Conciliação/Acordo com Credores: Conforme autorizado pelo Juízo da Recuperação Judicial, as Recuperandas ofereceram a todos os Credores Concursais a opção de participar do plano de Mediação/Conciliação/Acordo com o Grupo Oi antes da instalação da Assembleia Geral de Credores. De acordo com o plano de Mediação/Conciliação/Acordo, as Recuperandas se comprometeram a antecipar até R$50.000,00 (cinquenta mil Reais) dos seus Créditos, com o pagamento em 02 (duas) parcelas da seguinte forma: (i) 90% (noventa por cento) do valor total da parcela do respectivo Crédito a ser pago em até 10 (dez) Dias Úteis após a assinatura do termo de acordo no âmbito da Mediação/Conciliação/Acordo; e (ii) 10% (dez por cento) remanescentes do valor total da parcela do respectivo Crédito a ser pago em até 10 (dez) dias após a Homologação Judicial do Plano ou do Reconhecimento do Plano na Jurisdição do Credor, conforme aplicável.

4.4.1.      Para os Credores Concursais que decidiram participar do plano de Mediação/Conciliação/Acordo com o Grupo Oi, as Recuperandas cumprirão os termos previstos na Cláusula 4.4 acima, devendo depositar na conta indicada pelo respectivo Credor o valor total da segunda parcela, no montante equivalente a 10% (dez por cento) do montante de até R$50.000,00 (cinquenta mil Reais) em até 10 (dez) dias após a Homologação Judicial do Plano ou do Reconhecimento do Plano na Jurisdição do Credor, conforme aplicável.

4.4.2.      Caso o Credor Concursal que decidiu participar do plano de Mediação/Conciliação/Acordo com o Grupo Oi seja titular de um Crédito Concursal em montante superior a R$50.000,00 (cinquenta mil Reais), as Recuperandas efetuarão o pagamento do saldo remanescente do respectivo Crédito Concursal de acordo com as condições aplicáveis à respectiva classe de credores e com a opção escolhida pelo Credor Concursal, se aplicável.

4.5.            Escolha de Opção de Pagamento. Para fins do disposto na Cláusula 4, os Credores Concursais deverão, no prazo de até 20 (vinte) dias corridos contados da Homologação Judicial do Plano, escolher entre as opções de pagamento de seus respectivos créditos referidas neste Plano através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, bem como informar os dados da conta bancária na qual deverá ser realizado o pagamento, conforme o caso, não se responsabilizando as Recuperandas por qualquer desconformidade com a escolha e informações fornecidas através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br, ou pela escolha intempestiva, hipótese na qual estarão as Recuperandas eximidas da obrigação de realizar o respectivo pagamento e será aplicado o disposto na Cláusula 13.4.1 abaixo.

4.5.1.      Exceto se disposto de forma contrária neste Plano, em especial o disposto na Cláusula 4.5.1.1 abaixo, considerando o caráter alternativo das opções de pagamento estabelecidas na Cláusula 4 acima, a escolha de cada Credor Concursal deverá necessariamente se restringir a apenas uma das referidas opções, com exceção de Credores Financeiros que detenham instrumentos de crédito de naturezas diferentes.

4.5.1.1.     Os agentes, que representem mais de um Credor Concursal, poderão escolher diferentes opções de pagamento aplicáveis aos seus representados, sendo certo que cada Credor Concursal representado não poderá voluntariamente receber o pagamento de seus respectivos Créditos Concursais, através de mais de uma opção de pagamento, ressalvado o disposto na Cláusula 4.5.1.

4.5.2.      A escolha manifestada pelo respectivo Credor Concursal na plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br será irrevogável e irretratável, não podendo ser posteriormente alterada por qualquer razão, a menos que haja expressa concordância das Recuperandas.

4.5.3.      O Credor Concursal que estiver impossibilitado ou não conseguir realizar a escolha da opção de pagamento de seus respectivos créditos através da plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br poderá enviar a escolha da opção de pagamento pelo correio para a caixa postal da Oi nº 532, CEP 20.010-974, Rio de Janeiro-RJ, devendo informar os dados da conta bancária na qual deverá ser realizado o pagamento de seu respectivo Crédito.

4.5.4.      O Credor Concursal que não realizar a escolha da opção de pagamento de seus respectivos créditos no prazo e formas estabelecidos neste Plano receberá seu respectivo Crédito Concursal na forma prevista na Cláusula 4.3.6 acima.

4.5.5.      O disposto nas Cláusulas 4.5.3 e 4.5.4 não se aplicará aos (i) Credores Quirografários Bondholders Qualificados e (ii) Credores Quirografários Bondholders Não-Qualificados com créditos em montante acima de R$50.000,00 (cinquenta mil Reais), cujas escolhas entre as opções de pagamento para fins desta Cláusula 4.5 somente serão consideradas válidas caso (x) o respectivo Credor Quirografário Bondholder Qualificado ou Credor Quirografário Bondholder Não-Qualificado tenha procedido perante o Juízo da Recuperação ao processo de individualização dos respectivos Créditos Quirografário Bondholder Qualificado ou Créditos Quirografário Bondholder Não-Qualificado, conforme procedimento estipulado pela Decisão Bondholder; e, cumulativamente, (y) Grupo Oi receba a (i) Notificação Opção de Pagamento, conforme modelo previsto no Anexo 4.5.5; e (ii) cópia dos documentos que evidenciam a titularidade e montante dos bonds detidos pelo respectivo Credor Quirografário Bondholder Qualificado ou Credor Quirografário Bondholder Qualificado, conforme individualizados perante o Juízo da Recuperação em observação à Decisão Bondholder. Os Bondholders que já tiverem formalizado seu direito de voz, voto e petição nos termos da Decisão Bondholder e foram, portanto, autorizados a votar na Assembleia de Credores, estão dispensados de enviar a documentação descrita no item (x) e (y) acima, sem prejuízo do envio da Notificação Opção de Pagamento, desde que declarem ao Grupo Oi que não houve alteração no valor dos seus respectivos bonds ou, tendo havido alguma alteração, enviem cópia do Screen Shot necessário para comprovar o valor atualizado dos respectivos Bonds.

4.6.            Créditos Intercompany:

4.6.1.      Créditos Intercompany em Reais: As Recuperandas poderão convencionar forma alternativa de extinção dos Créditos Intercompany em Reais nos seus termos e condições originalmente contratados, inclusive, mas não se limitando, ao encontro de contas na forma da lei, em até 60 (sessenta) dias contados da Homologação Judicial do Plano. Os Créditos Intercompany em Reais remanescentes serão quitados a partir de 20 (vinte) anos após o término do pagamento dos Créditos previsto na forma da Cláusula 4.3.6 conforme abaixo:

(a)          Parcelas: amortização do principal em 5 (cinco) parcelas anuais, iguais e sucessivas, vencendo-se a primeira no último Dia Útil do término do prazo previsto na Cláusula 4.6.1, e as demais no mesmo dia dos anos subsequentes.

(b)         Juros/atualização monetária: TR ao ano incidentes a partir da Homologação Judicial do Plano, sendo que o valor total dos juros/atualização monetária acumulados no período será pago somente, e em conjunto, com a última parcela referida no item (a) desta Cláusula 4.6.1.

(c)          Os Créditos Intercompany reestruturados na forma da Cláusula 4.6.1 poderão ser quitados, a critério da Oi, mediante formas alternativas de extinção e/ou pagamento, inclusive com o encontro de contas na forma da lei ou alteração das condições de pagamento previstas nesta Cláusula 4.6.1 a fim de ajustar o fluxo de caixa das Recuperandas para cumprimento das obrigações assumidas neste Plano.

4.6.2.      Créditos Intercompany em Dólares Norte-Americanos ou Euros: As Recuperandas quitarão os Créditos Intercompany denominados em Dólares Norte-Americanos ou em Euros, a partir de 20 (vinte) anos após o término do pagamento dos Créditos previsto na forma da Cláusula 4.3.6, conforme abaixo:

(a)          Parcelas: amortização do principal em 5 (cinco) parcelas anuais, iguais e sucessivas, vencendo-se a primeira no último Dia Útil do término do prazo previsto na Cláusula 4.6.2, e as demais no mesmo dia dos anos subsequentes.

(b)         Juros/atualização monetária: sem incidência de juros.

(c)          Os Créditos Intercompany reestruturados na forma da Cláusula 4.6.2 poderão ser quitados, a critério da Oi, mediante formas alternativas de extinção e/ou pagamento, inclusive, mas não se limitando, ao encontro de contas na forma da lei ou alteração das condições de pagamento previstas nesta Cláusula 4.6.2 a fim de ajustar o fluxo de caixa das Recuperandas para cumprimento das obrigações assumidas neste Plano.

4.7.            Créditos Ilíquidos. Os Créditos Ilíquidos se sujeitam integralmente aos termos e condições deste Plano e aos efeitos da Recuperação Judicial. Uma vez materializados e reconhecidos por decisão judicial ou arbitral que os tornem líquidos, transitada em julgado, ou por acordo entre as partes, inclusive fruto de Mediação, desde que com base em critérios estabelecidos pela jurisprudência do Superior Tribunal de Justiça ou do Supremo Tribunal Federal, os Créditos Ilíquidos serão pagos na forma prevista na Cláusula 4.3.6, exceto quando disposto de forma distinta neste Plano.

4.8.            A Oi poderá realizar, após a Homologação Judicial do Plano, procedimento de Mediação, a ser implementado com o propósito específico de realizar acordos de modo a tornar líquidos Créditos atualmente Ilíquidos.

4.9.            Créditos Retardatários. Na hipótese de reconhecimento de Créditos por decisão judicial ou arbitral, transitada em julgado, ou acordo entre as partes, posteriormente à data de apresentação deste Plano ao Juízo da Recuperação Judicial, serão eles considerados Créditos Retardatários e deverão ser pagos de acordo com a classificação e critérios estabelecidos neste Plano para a classe na qual os Créditos Retardatários em questão devam ser habilitados e incluídos, sendo certo que, na hipótese de os Créditos Retardatários envolverem Créditos Quirografários, seus respectivos pagamentos deverão ser realizados na forma prevista na Cláusula 4.3.6.

4.10.        Modificação do Valor de Créditos. Na hipótese de modificação do valor de qualquer dos Créditos já reconhecidos e inseridos na Relação de Credores do Administrador Judicial por decisão judicial ou arbitral, transitada em julgado, ou acordo entre as partes, o valor alterado do respectivo Crédito deverá ser pago nos termos previstos neste Plano, sendo certo que, caso determinado Crédito Quirografário tenha sido majorado, a parcela majorada do Crédito Quirografário em questão deverá ser paga nos termos da Cláusula 4.3.6.

4.11.        Reclassificação de Créditos. Caso, por decisão judicial ou arbitral, transitada em julgado, ou acordo entre as partes, seja determinada a reclassificação de qualquer dos Créditos para Créditos Quirografários, o Crédito reclassificado deverá ser pago nos termos e condições previstos na Cláusula 4.3.6.

5.             Recursos para Pagamento de Credores

5.1.            Alienação de Ativos. Após a Aprovação do Plano, como forma de levantamento de recursos, o Grupo Oi poderá promover, independentemente de nova aprovação dos Credores Concursais, a alienação dos bens do ativo permanente (não circulante) das Recuperandas listados no Anexo 3.1.3 a este Plano e dos Ativos Não Relevantes, desde que aprovada pela Conselho de Administração Transitório ou pelo Novo Conselho de Administração, conforme o momento, e dos Ativos Relevantes, desde que aprovada pela Conselho de Administração Transitório ou pelo Novo Conselho de Administração, conforme o momento, e aprovada pelo Juízo da Recuperação Judicial.

5.1.1.      Com o objetivo de gerar liquidez e proporcionar uma melhora em seu fluxo de caixa, as Recuperandas empreenderão seus melhores esforços com o objetivo de se beneficiarem de oportunidades de participar de processos de consolidação do mercado de telecomunicações brasileiro e de alienação de ativos, inclusive decorrentes de eventuais alterações no modelo regulatório, sempre observado o disposto na Cláusula 5.1 e o interesse das próprias Recuperandas, sem prejuízo do cumprimento de obrigações ainda pendentes perante credores, objeto do Plano de Recuperação Judicial.

5.2.            Geração de Caixa Excedente (Cash Sweep). Durante os 5 (cinco) primeiros exercícios fiscais contados da data da Homologação Judicial do Plano, o Grupo Oi destinará o montante equivalente a 100% da Receita Líquida da Venda de Ativos que exceder USD200.000.000,00 (duzentos milhões de Dólares Norte-Americanos) para investimentos em suas atividades. A partir do 6º (sexto) exercício fiscal contado da data da Homologação Judicial do Plano, o Grupo Oi destinará aos seus Credores Quirografários e Credores com Garantia Real o montante equivalente a 70% (setenta por cento) do Saldo de Caixa que exceder o Saldo do Caixa Mínimo.

5.2.1.      Distribuição dos recursos do Cash Sweep. A distribuição dos valores relativos ao Cash Sweep descritos na Cláusula 5.2 acima ocorrerá de forma proporcional (pro rata) aos pagamentos previstos nas Cláusulas 4.2, 4.3.1.2 e 4.3.1.3, conforme aplicável, com a consequente redução proporcional do saldo dos respectivos créditos e limitado ao valor do crédito de cada Credor com Garantia Real e Quirografário conforme constante da Relação de Credores do Administrador Judicial. O saldo remanescente dos Créditos com Garantia Real e Quirografários após o pagamento decorrente do Cash Sweep será recalculado e ajustado nos termos do presente Plano e seu pagamento observará o disposto na Cláusula 4.2, Cláusula 4.3 e suas subcláusulas, conforme o caso.

5.3.            Formas de Financiamento Adicionais

5.3.1.      Além dos recursos obtidos com o Aumento de Capital – Novos Recursos, a Companhia poderá buscar, caso necessário, em até 2 (dois) anos da data da Homologação Judicial do Plano, novos recursos no mercado de capitais, no montante total de até R$ 2.500.000.000,00 (dois bilhões e quinhentos milhões de Reais).

5.3.1.1.     Estas captações serão realizadas em condições atrativas para viabilizar a capitalização dos recursos necessários à consecução das atividades do Grupo Oi, podendo ser realizadas, entre outras formas, mediante a emissão de pública de ações ordinárias ou de novos instrumentos de dívida, incluindo dívidas com garantia.

5.3.2.      Com a aprovação do Plano e a readequação de sua estrutura de capital, as Recuperandas envidarão os seus melhores esforços para a obtenção de abertura de novas linhas de crédito para importação de equipamentos no valor potencial de R$ 2.000.000.000,00 (dois bilhões de Reais), inclusive à luz da indicação preliminar recebida de assessor financeiro de agências de crédito à exportação (Export Credit Agencies).

6.             Aumento de Capital – Novos Recursos

6.1.   Aumento de Capital. Diante das necessidades de novos recursos para retomada de investimentos em CAPEX e implementação do seu plano de negócios, o Grupo Oi obriga-se a realizar na forma deste Plano, do Contrato de Backstop e observada a legislação aplicável, tão logo quanto possível após a conclusão do Aumento de Capital - Capitalização de Créditos previsto na Cláusula 4.3.3 e em qualquer caso até 28 de fevereiro de 2019, o Aumento de Capital - Novos Recursos, observado o seguinte:

(a) Estrutura do Aumento de Capital. O Aumento de Capital - Novos Recursos será realizado por meio da emissão privada de Novas Ações Ordinárias – II de emissão da Oi;

(b) Montante do Aumento de Capital: O montante total do Aumento de Capital será de R$4.000.000.000,00 (quatro bilhões de Reais), conforme estabelecido neste Plano e no Contrato de Backstop;

(c) Preço de Emissão. O preço de emissão das Novas Ações Ordinárias – II no Aumento de Capital – Novos Recursos será calculado pela divisão do valor de R$ 3.000.000.000,00 (três bilhões de Reais) pelo número de ações da Oi em circulação no Dia Útil imediatamente anterior ao Aumento de Capital Novos Recursos, ressalvados eventuais ajustes no preço de emissão conforme previsto no Contrato de Backstop;

(d) Registro do Aumento de Capital – Novos Recursos: A Oi registrará as Novas Ações Ordinárias – II emitidas em decorrência da implementação do Aumento de Capital – Novos Recursos perante a U.S. Securities & Exchange Commission, de forma que os acionistas residentes fora do país possam participar do referido Aumento de Capital – Novos Recursos, livremente negociar seus direitos de subscrição e adquirir Novas Ações Ordinárias – II sob a forma de ADRs, por meio do Programa de DRs  de ações ordinárias patrocinado pela Oi e registrado perante a U.S. Securities & Exchange Commission.  A Oi será responsável por: (i) obter às suas expensas todos os eventuais registros ou dispensas de registro exigidos pela legislação de valores mobiliários dos Estados Unidos da América; (ii) realizar todos os registros, operações de câmbio e cadastramentos necessários perante as autoridades brasileiras; e (iii) arcar com todos e quaisquer tributos ou despesas decorrentes do depósito das ações na custódia do Programa DRs e da correspondente emissão do ADRs.

(e) Direito de Preferência. Nos termos do art. 171, §2º da Lei 6.404/76, os acionistas da Oi por ocasião do Aumento de Capital - Novos Recursos terão direito de preferência para a subscrição das ações emitidas; e

(f) Condições Precedentes – Aumento de Capital – Novos Recursos: O Aumento de Capital Novos Recursos ocorrerá tão logo quanto possível, até no máximo 28 de fevereiro de 2019, mas desde que verificadas ou expressa e formalmente dispensadas pelos Investidores Backstoppers, as Condições Precedentes para o Aumento de Capital – Novos Recursos, conforme estabelecidas no Contrato de Backstop.

6.1.1.1.     Após o término do período de direito de preferência do Aumento de Capital - Novos Recursos, as eventuais sobras de ações serão rateadas entre os acionistas que manifestarem interesse na reserva de sobras no respectivo boletim de subscrição.   O Acionista que desejar subscrever sobras poderá, ainda, no ato de subscrição das sobras a que fizer jus, solicitar um número adicional de sobras de ações não subscritas, sujeito à disponibilidade de sobras. Caso o total de ações objeto de pedidos de sobras adicionais exceda ao montante de sobras disponíveis, será realizado o rateio entre os Acionistas, que tiverem solicitado reserva de sobras adicionais, na proporção prevista no Contrato de Backstop. A colocação integral das sobras de ações será garantida pelos Investidores Backstoppers, nos termos do Contrato de Backstop.

6.1.1.2.     Aprovação e Condições para o Aumento de Capital Mediante Novos Recursos: Até 15 de janeiro de 2019, o Grupo Oi deverá chamar assembleia geral de acionistas e/ou reunião do Conselho de Administração, conforme o caso, para aprovação da emissão das Novas Ações Ordinárias – II, para fins de cumprimento deste Plano e do Contrato de Backstop. Havendo qualquer empecilho a essa aprovação, ele poderá ser suprido por decisão do Juízo da Recuperação Judicial, sem prejuízo aos direitos e medidas dos Investidores Backstoppers para execução específica das obrigações relacionadas ao Aumento de Capital – Novos Recursos contratadas neste Plano e no Contrato de Backstop.

6.1.1.3.     Prêmio de Compromisso: Em função do compromisso firme prestado pelos Investidores Backstoppers de garantir a subscrição da totalidade do Aumento de Capital Novos Recursos nos termos do Contrato de Backstop, a Oi obriga-se a pagar aos Investidores Backstoppers, nas condições previstas no Contrato de Backstop, proporcionalmente ao valor do respectivo compromisso, o prêmio de compromisso contratado nos termos do Contrato de Backstop correspondente a (i) 8% (oito por cento) do montante garantido pelos Investidores Backstoppers, devido e pagável em Dólares Norte-Americanos; ou (ii) 10% (dez por cento) do montante garantido pelos Investidores Backstoppers, devido e pagável em novas ações ordinárias emitidas pela Oi, a critério dos Investidores Backstoppers, observado o disposto nas Cláusulas 6.1.1.3.1 e 6.1.1.3.2 abaixo e o Contrato de Backstop, ressalvado que os valores do prêmio de compromisso podem ser majorados, nos termos e condições do Contrato de Backstop, caso o Grupo Oi exerça a opção de extensão do período de validade do compromisso de Backstop.

6.1.1.3.1.        Caso o preço médio ponderado por volume das ações ordinárias de emissão da Oi nos 30 (trinta) dias que antecederem o Aumento de Capital Novos Recursos seja superior a R$10,00 (dez Reais) por ação, a escolha da forma de pagamento do Prêmio de Compromisso será da Oi; caso seja inferior, a escolha será feita individualmente por cada um dos Investidores Backstoppers, conforme estabelecido no Contrato de Backstop.

6.1.1.3.2.        Caso haja agrupamento de ações, o montante de R$ 10,00 (dez reais) por ação deverá ser multiplicado pela quantidade de ações que forem agrupadas em cada nova ação. Da mesma maneira, caso haja desmembramento de ações, o montante de R$ 10,00 (dez reais) por ação deverá ser dividido pela quantidade de ações objeto de desmembramento para cada ação antiga da Oi.

6.1.1.3.3.        Para fins do pagamento do Prêmio de Compromisso em ações, o valor das ações a serem entregues aos Investidores Backstoppers será o seu preço de emissão no Aumento de Capital – Novos Recursos, conforme estabelecido no Contrato de Backstop.

6.1.1.3.4.        Pagamento do Prêmio de Compromisso: As Recuperandas declaram e reconhecem para os fins de direito que o Prêmio de Compromisso é devido pelas Recuperandas nos termos do Contrato de Backstop. As Recuperandas obrigam-se por este Plano, em caráter irrevogável e irretratável, a pagar o Prêmio de Compromisso na data da conclusão do Aumento de Capital - Novos Recursos ou em qualquer caso de descumprimento do Contrato de Backstop pelas Recuperandas, conforme estabelecido no Contrato de Backstop.

7.             Reorganização Societária

7.1.            Além das operações de reorganização societária descritas no Anexo 7.1, as Recuperandas poderão realizar operações de reorganização societária, tais como cisão, fusão, incorporação de uma ou mais sociedades, transformação, dissolução ou liquidação entre as próprias Recuperandas e/ou quaisquer de suas Afiliadas, sempre com o objetivo de otimizar as suas operações e incrementar os seus resultados, contribuindo assim para o cumprimento das obrigações constantes deste Plano, desde que aprovadas pelo Conselho de Administração Transitório ou o Novo Conselho de Administração, conforme o momento e as regras de governança da Cláusula 9.

8.             Reunião de Credores

8.1.            Reunião de Credores. Dadas as especificidades próprias dos Credores Quirografários Bondholders Qualificados, determinadas matérias que afetem apenas os direitos dos Credores Quirografários Bondholders Qualificados, conforme estabelecido neste Plano,  serão deliberadas por eles em Reunião de Credores, observados os termos do Anexo 8.1.

9.             Governança da Oi Durante a Recuperação Judicial

9.1.            Governança Corporativa. A administração do Grupo Oi deverá observar, na condução das suas atividades, as melhores práticas de governança corporativa, além de todos os termos, condições e limitações constantes deste Plano e dos demais instrumentos relacionados com a Recuperação Judicial.

9.1.1.      Regras Especiais de Transição. A partir da Aprovação do Plano, serão aplicáveis as seguintes regras especiais de transição de governança das Recuperandas, com prevalência sobre as disposições de seus respectivos Estatutos Sociais, de forma a conferir estabilidade institucional aos seus órgãos sociais e administradores para fins de cumprimento deste Plano, nos seguintes termos:

(i)                 Diretoria - Estabilização: Durante o Período de Transição (i) os Diretores Transição serão (x) mantidos nos mesmos cargos e funções em que atuam nesta data, com a manutenção  e renovação dos compromissos contratuais atuais, incluindo, mas sem limitar, as indenizações previstas contratualmente atualmente existentes e vedada a sua destituição e alteração das competências dos Diretores Transição, (y) exclusivamente responsáveis pela execução e implementação do Plano até o encerramento da Recuperação Judicial, observado o disposto no item (iii) abaixo; e (ii) os Diretores Conselheiros exercerão seus respectivos cargos com as atribuições operacionais a serem fixadas em reunião da Diretoria da Oi, devendo se abster de interferir, direta ou indiretamente, de qualquer modo em questões relacionadas à Recuperação Judicial, inclusive e especialmente em relação à implementação do Plano, podendo ser destituídos a qualquer tempo pelo Conselho de Administração Transitório ou Novo Conselho de Administração, conforme o caso.

(ii)               Diretoria - Operações: As Recuperandas contratarão em até 60 (sessenta) Dias Úteis após a Aprovação do Plano o Diretor de Operações, que ficará responsável pela preparação da Oi em sua nova fase de transformação e pela ação integrada das áreas comercial e operacional das Recuperandas. O Diretor de Operações não poderá ser destituído ou substituído durante o Período de Transição.

a.      Processo de Seleção do Diretor de Operações: As Recuperandas deverão contratar a Consultoria de RH em até 15 (quinze) Dias Úteis após a Aprovação do Plano. A Consultoria de RH deverá apresentar ao Conselho de Administração Transitório, no prazo de 30 (trinta) Dias Úteis após a sua contratação, uma lista de potenciais candidatos ao cargo de Diretor de Operações. O Conselho de Administração Transitório deverá apresentar ao atual Diretor Presidente, no prazo de 10 (dez) Dias Úteis, uma lista tríplice de potenciais candidatos ao cargo de Diretor de Operações. O Diretor Presidente selecionará o Diretor de Operações no prazo de 5 (cinco) Dias Úteis e as Recuperandas contratarão imediatamente o Diretor de Operações.

(iii)            Nova Diretoria: Após o Período de Transição, o Conselho de Administração Transitório ou  Novo Conselho de Administração, conforme o caso, poderá deliberar livremente sobre a composição da Diretoria das Recuperandas, observado que o atual Diretor Presidente e Diretor de Finanças e Relações com Investidores serão reconduzidos e mantidos até o encerramento da Recuperação Judicial aos cargos de Diretor Jurídico e de Diretor sem designação específica com funções administrativo-financeiras, com as mesmas atribuições e competências atuais, estrutura administrativa, alçadas de decisão e com a manutenção  e renovação dos compromissos contratuais atuais, incluindo, mas sem limitar, às indenizações previstas contratualmente. Na hipótese de destituição do Diretor Jurídico e do Diretor sem designação específica com funções administrativo-financeiras pelo Conselho de Administração Transitório ou Novo Conselho de Administração, conforme o caso, antes do encerramento da Recuperação Judicial, as Recuperandas obrigam-se por este Plano a cumprir integralmente os pacotes de remuneração atualmente existentes.

9.2.            Conselho de Administração Transitório. De modo a assegurar o efetivo cumprimento do objeto social das Recuperandas e das medidas previstas neste Plano e sujeito às aprovações regulamentares aplicáveis, a partir da Aprovação do Plano e até a ulterior investidura dos membros do Novo Conselho de Administração,  na forma deste Plano, devidamente aprovada pelas autoridades regulatórias competentes, as Recuperandas terão um Conselho de Administração Transitório composto por um total de 9 (nove) membros titulares, sem suplentes, identificados no Anexo 9.2., sendo:

- 6 (seis) membros do atual Conselho de Administração;

- 3 (três) novos membros, os quais serão empossados por força e operação deste Plano, nos termos do artigo 50, IV da LRF.

9.2.1.      As deliberações do Conselho de Administração Transitório obedecerão ao disposto no artigo 30 do Estatuto Social da Oi, sendo todas as deliberações tomadas por maioria simples dos presentes. Na hipótese de qualquer impasse nas Deliberações do Conselho de Administração Transitório, o Presidente do Conselho de Administração Transitório terá o voto de qualidade, de acordo com o artigo 30 do Estatuto Social da Oi.

9.2.2.      Os demais membros do atual Conselho de Administração, que não sejam nomeados como membros do Conselho de Administração Transitório nos termos da Clausula 9.2 acima, sejam eles titulares ou suplentes, terão todas as suas funções, inclusive em Comitês de assessoramento à administração da Oi, suspensas, não podendo participar de qualquer reunião do Conselho de Administração Transitório e (a) serão formalmente substituídos por força deste Plano, nos termos do artigo 50, IV da LRF, após a posse do Novo Conselho de Administração, na forma deste Plano, ou (b) terão seus mandatos encerrados por decurso do prazo, o que ocorrer primeiro.

9.2.3.      A Oi envidará seus melhores esforços para obter as aprovações regulatórias necessárias à efetiva posse dos membros do Conselho de Administração Transitório que não compõem o atual Conselho de Administração.

9.2.4.      Os membros do Conselho de Administração Transitório não poderão ser destituídos até a investidura dos membros do Novo Conselho de Administração.

9.3.            Novo Conselho de Administração. Em até 45 (quarenta e cinco) Dias Úteis após a conclusão do Aumento de Capital Capitalização de Créditos, por força e operação deste Plano, na forma do artigo 50, IV da LRF, as Recuperandas terão um Novo Conselho de Administração, formado por 11 (onze) membros titulares, sem suplentes, constantes da Chapa Consensual, com mandato de 2 (dois) anos, cuja eleição será ratificada em sede de Assembleia Geral de Acionistas convocada para essa finalidade, na forma da Lei das S.A. e do Estatuto Social da Oi, em cumprimento a este Plano.

9.3.1.     Formação da Chapa Consensual. A Chapa Consensual para o Novo Conselho de Administração será formada exclusivamente por conselheiros independentes, conforme definido no Estatuto Social da Oi, observado que 1 (um) dos Conselheiros Independentes será o Sr. Eleazar de Carvalho Filho. Os demais conselheiros independentes e seus suplentes serão escolhidos pelo voto da maioria simples do Conselho de Administração Transitório. A Consultoria de RH deverá apresentar ao Conselho de Administração Transitório, em até 90 (noventa) Dias Úteis após a Aprovação do Plano, lista contendo ao menos 22 (vinte e dois) candidatos a membros do Novo Conselho de Administração, para seleção dos 10 (dez) conselheiros independentes e formação da Chapa Consensual.

9.3.2.     Eleição do Novo Conselho de Administração. Imediatamente após e em qualquer caso em até 5 (cinco) Dias Úteis após a conclusão do Aumento de Capital Capitalização de Créditos, o Conselho de Administração Transitório deverá convocar Assembleia Geral de Acionistas para  eleição e investidura do Novo Conselho de Administração e seus respectivos conselheiros na forma da Chapa Consensual.

9.4.            As deliberações do Novo Conselho de Administração obedecerão ao disposto no artigo 30 do Estatuto Social da Oi, sendo tomadas por maioria simples dos presentes. Na hipótese de qualquer impasse nas Deliberações do Novo Conselho de Administração, o Presidente do Novo Conselho de Administração terá o voto de qualidade, de acordo com o artigo 30 do Estatuto Social da Oi.

9.5.            Os membros do Novo Conselho de Administração não poderão ser destituídos, exceto por erro grosseiro, dolo, culpa grave, abuso de mandato ou violação dos respectivos deveres fiduciários, na forma da legislação aplicável.

9.6.            Na hipótese de vacância observar-se-á o disposto no artigo 150 da Lei das S.A.

9.7.            Conselho de Administração. Após o encerramento do mandato do Novo Conselho de Administração na forma deste Plano, poderá ser convocada nova Assembleia Geral de Acionistas para deliberação e eleição de novos membros para o conselho de administração da Oi, autorizada a recondução, observado o disposto no Estatuto Social da Oi e na Lei das S.A.

9.8.            Curso normal das atividades. As Recuperandas e sua administração comprometem-se a conduzir os negócios do Grupo Oi de acordo com o curso ordinário de suas operações e com o previsto neste Plano até a investidura do Novo Conselho de Administração.

9.9.            Obrigações de Fazer e Não-Fazer: Durante o Período de Transição, as Recuperandas e suas administrações, incluindo a Diretoria atual e o Conselho de Administração Transitório obrigam-se a fazer e a não-fazer o disposto no Anexo 9.8.

10.         Obrigações Adicionais

10.1.        Restrição a Pagamentos de Dividendos.

10.1.1.  Até o 6º (sexto) ano da data de Homologação Judicial do Plano, as Recuperandas não poderão declarar ou efetuar o pagamento de qualquer dividendo, retorno de capital ou realizar qualquer outro pagamento ou distribuição sobre (ou relacionado) às ações de suas emissões (incluindo qualquer pagamento em relação a qualquer fusão ou consolidação envolvendo qualquer Recuperanda).

10.1.1.1. Estão excetuados das restrições descritas na Cláusula 10.1.1 acima, a declaração ou pagamento de:

(a)       dividendos, retorno de capital ou outras distribuições exclusivamente de uma Recuperanda para outra Recuperanda;

(b)      pagamentos por qualquer Recuperanda para acionistas dissidentes de acordo com a legislação aplicável realizados após a data da Homologação Judicial do Plano; ou

(c)       qualquer pagamento de dividendos realizado de acordo com este Plano.

10.1.2.  Após o 6º (sexto) aniversário da data de Homologação Judicial do Plano, conforme aplicável, as Recuperandas estarão autorizadas a declarar ou efetuar o pagamento de qualquer dividendo, retorno de capital ou realizar qualquer outro pagamento ou distribuição sobre (ou relacionado) às ações de suas emissões (incluindo qualquer pagamento em relação a qualquer fusão ou consolidação envolvendo as Recuperandas) somente se o quociente dívida líquida consolidada da Oi (isto é, Créditos Financeiros, deduzidos de Caixa, acrescido dos créditos Anatel) / EBITDA do exercício social encerrado imediatamente anterior à declaração ou do pagamento, for igual ou inferior a 2 (dois). Após a realização do Aumento de Capital com Capitalização de Créditos e do Aumento de Capital Novos Recursos, a realização de pagamentos de dividendos, retorno de capital ou qualquer outro pagamento ou distribuição sobre (ou relacionado) às ações de suas emissões (incluindo qualquer pagamento em relação a qualquer fusão ou consolidação envolvendo qualquer Recuperanda), será autorizada se o quociente dívida financeira líquida consolidada da Oi (isto é, Créditos Financeiros, deduzidos de Caixa) / EBITDA do exercício social encerrado imediatamente anterior à declaração ou pagamento for igual ou inferior a 2 (dois), sendo certo que não haverá qualquer restrição à distribuição de dividendos após o integral pagamento dos Créditos Financeiros.

10.1.2.1. Estão excetuados das restrições descritas na Cláusula 10.1.2 acima, a declaração ou pagamento de:

(a)       dividendos, retorno de capital ou outras distribuições exclusivamente de uma Recuperanda para outra Recuperanda;

(b)      pagamentos por qualquer Recuperanda para acionistas dissidentes de acordo com a legislação aplicável realizados após a data da Homologação Judicial do Plano; ou

(c)       qualquer pagamento de dividendos realizado de acordo com este Plano ou determinado pela legislação aplicável, incluindo o dividendo obrigatório.

10.2.        Suspensão de Obrigações. Começando no dia de um Evento de Suspensão de Obrigações e terminando em uma Data de Reversão (conforme definido abaixo) (para fins desta cláusula, referido período denominado “Período de Suspensão”), o Grupo Oi: (i) estará desobrigado a realizar resgate anual antecipado com Geração de Caixa Excedente, na forma da Cláusula 5.2; e (ii) poderá realizar pagamento de dividendos livre de qualquer restrição prevista na Cláusula 10.1 deste Plano (para fins desta cláusula, “Obrigações Suspensas”).

10.2.1.  Em qualquer período de tempo, caso 2 (duas) dentre as seguintes Agências de Rating (Standard and Poors, Moodys ou Fitch Ratings) classifiquem a Oi com grau de investimento e, nenhum descumprimento tenha ocorrido, as obrigações listadas na Cláusula 10.2 estarão suspensas (para fins desta Cláusula, “Evento de Suspensão de Obrigações”). Se em qualquer data subsequente (para fins desta Cláusula, “Data de Reversão”), 1 (uma) ou ambas as Agências de Rating cancelar os ratings de grau de investimento ou reduzir os ratings da Oi abaixo de grau de investimento, as obrigações suspensas voltam a ser aplicáveis.

10.3.        Aumento do Capital Autorizado. Como forma de possibilitar a aprovação das emissões de ações e bônus de subscrição previstas neste Plano independentemente de reforma estatutária, a Oi se compromete a convocar, assim que possível após a Homologação Judicial do Plano, assembleia geral de acionistas para deliberar sobre o aumento do limite do seu capital autorizado em quantidade suficiente para fazer frente a tais emissões, se necessário for. Se houver qualquer empecilho a essa aprovação, ele poderá ser suprido por decisão do Juízo da Recuperação Judicial.

10.4.        Obrigações de Fazer. Por meio deste Plano, as Recuperandas comprometem-se a, durante o curso da Recuperação Judicial, (a) conduzir os negócios do Grupo Oi de acordo com o curso ordinário de suas operações; (b) observar todos os termos, condições e limitações estabelecidos neste Plano; e (c) cumprir com todas as obrigações assumidas neste Plano.

11.         Efeitos do Plano

11.1.        Vinculação do Plano. A partir da Homologação Judicial do Plano, as disposições deste Plano vinculam as Recuperandas, seus acionistas e sócios, os Credores Concursais e respectivos cessionários e sucessores, nos termos do art. 59 da LFR.

11.1.1.  Observado o disposto na Cláusula 11.4, a Aprovação do Plano constitui autorização e consentimento vinculante concedidos pelos Credores Concursais para que as Recuperandas possam, dentro dos limites da Lei e dos termos deste Plano, adotar todas e quaisquer providências que sejam apropriadas e necessárias para a implementação das medidas previstas neste Plano, inclusive (i) obtenção de medida judicial, extrajudicial ou administrativa (seja de acordo com qualquer lei de insolvência ou no âmbito de qualquer procedimento de natureza principal ou incidental) pendente ou a ser iniciado pelas Recuperandas, qualquer dos representantes das Recuperandas ou qualquer representante da Recuperação Judicial em qualquer jurisdição que não seja o Brasil com o propósito de conferir força, validade e efeito ao Plano e sua implementação e (ii) o estabelecimento de procedimentos para (ii.a) Credores não residentes no Brasil manifestarem sua escolha quanto à opção para pagamento de seus respectivos Créditos Concursais, sem prejuízo do disposto nas Cláusulas 4.5, 4.5.1, 4.5.2, 4.5.3, 4.5.4 e 4.5.5; (ii.b) pagamento dos Créditos de titularidade dos referidos Credores não residentes no Brasil na forma aplicável, conforme prevista neste Plano; e (ii.c) para garantir o tratamento equitativo dos Credores, deduzir dos valores dos Créditos a serem pagos pelas Recuperandas, nos termos deste Plano, aos Credores, residentes ou não no Brasil, indicados na Relação de Credores do Administrador Judicial, todo e qualquer valor recebido por tais credores das Recuperandas e/ou decorrente da eventual alienação, liquidação ou excussão dos seus ativos em outras jurisdições, conforme aplicável.

11.1.1.1. Em consonância com o acima exposto, dentro dos limites da Lei e dos termos deste Plano, os Credores que aprovarem o Plano expressamente declaram que se comprometem a aprovar qualquer outro instrumento de composição entre credores e quaisquer das Recuperandas em outra jurisdição, a ser submetido à aprovação de credores em qualquer jurisdição, inclusive, mas não se limitando a, um plano de composição a ser oferecido por qualquer das Recuperandas perante a justiça holandesa, bem como a celebrar todo e qualquer instrumento necessário para efetivar tal composição de credores, ressalvado o disposto na Cláusula 11.4.

11.2.        Novação. Exceto pelo disposto na Cláusula 11.2.1 abaixo e no caso de acordo específico entre o Credor com Garantia Real e o Grupo Oi, bem como observado o disposto na Cláusula 4.2.4, a Homologação Judicial do Plano implicará na novação de todos os Créditos Concursais, nos termos do art. 59 da LFR, os quais serão pagos na forma estabelecida neste Plano. Por força da novação, todas as obrigações, covenants contratuais, índices financeiros, hipóteses de vencimento antecipado, bem como outras obrigações e garantias de quaisquer naturezas assumidas ou prestadas pelas Recuperandas ficam extintas, sendo substituídas, em todos os seus termos (exceto quando disposto de forma diversa neste Plano), pelas previsões deste Plano.

11.2.1.  Tendo em vista a importância das garantias vigentes constituídas pelas sociedades do Grupo Oi para manutenção de outorgas de uso de radiofrequência, conforme exigido pelas Autoridades Governamentais, bem como manutenção de ativos e direitos necessários à prestação de serviços no âmbito das referidas outorgas, fica expressamente ressalvado que as referidas garantias não serão afetadas pela novação prevista na Cláusula 11.2 acima.

11.3.        Extinção das Ações. Observado o disposto na Cláusula 11.4, a partir da Homologação Judicial do Plano, enquanto este Plano estiver sendo cumprido, e observado o disposto nas Cláusulas 4.1.2 e 4.3.2, os Credores Concursais, salvo os Credores Trabalhistas, não mais poderão (i) ajuizar ou prosseguir em toda e qualquer ação judicial ou Processo de qualquer natureza contra as Recuperandas relacionado a qualquer Crédito Concursal, excetuado o disposto no art. 6º, §1º, da LFR relativamente a Processos em que se estejam discutindo Créditos Ilíquidos; (ii) executar qualquer sentença, decisão judicial ou sentença arbitral contra as Recuperandas relacionada a qualquer Crédito Concursal; (iii) penhorar ou onerar quaisquer bens do Grupo Oi para satisfazer seus respectivos Créditos Concursais ou praticar qualquer outro ato constritivo contra o patrimônio das Recuperandas; (iv) criar, aperfeiçoar ou executar qualquer garantia real sobre os bens e direitos das Recuperandas para assegurar o pagamento de Crédito Concursal; (v) reclamar qualquer direito de compensação de seu respectivo Crédito Concursal contra qualquer crédito devido às Recuperandas; (vi) buscar a satisfação de seu Crédito Concursal por qualquer outro meio, que não o previsto neste Plano. Com a Homologação Judicial do Plano, todas as execuções e outras medidas judiciais em curso contra o Grupo Oi relativas aos Créditos Concursais serão extintas, e as penhoras e constrições judiciais liberados, sendo igualmente liberados em favor do Grupo Oi o saldo de Depósitos Judiciais que não tenham sido empregados no pagamento de Credores nos termos das Cláusulas 4.1.2 e 4.3.2 acima.

11.4.        O disposto nas Cláusulas 3.1.1.1, 4.3.3.8, 4.3.3.10, 11.1.1, 11.1.1.1, 11.3, 11.10, 11.11, 11.12, 11.12.1, 11.12.1.1, 11.12.1.2, 13.2.1, 13.10.1 e 13.10.2 acima não se aplica aos Litigantes Atuais e não representa renúncia de direito, dispensa de obrigação ou quitação por parte dos Litigantes Atuais, bem como não afeta quaisquer litígios, atuais ou futuros, ou causas de litígio dos Litigantes Atuais, em quaisquer jurisdições, ficando preservados seus direitos de tomar qualquer ação que entender necessária relativamente ao Plano, o DIP Financing, qualquer contrato, instrumento ou outro documento criado ou firmado em relação a este Plano ou o DIP Financing, incluindo sem limitação o direito de rescindir tais contratos ou ingressar com litígios em quaisquer jurisdições para proteção e eficácia dos direitos deste Plano ou do DIP Financing ou para exigir esses direitos, ações ou causas de ações ligadas, decorrentes ou relacionadas ao desrespeito de quaisquer termos e condições pelas Recuperandas, contidos neste Plano, no DIP Financing ou em qualquer contrato, instrumento ou outro documento criado ou firmado e relacionado a este Plano, ou ao DIP Financing, pelo qual tal parte é obrigada.

11.4.1.  Até a data da Homologação Judicial do Plano ou 15 de janeiro de 2018, o que ocorrer primeiro (para fins desta cláusula, o “Período de Suspensão Litígios”), cada uma das Recuperandas e os Litigantes Atuais devem abster-se de perseguir em qualquer jurisdição (inclusive no Brasil, nos Estados Unidos da América, nos Países Baixos, em Portugal ou no Reino Unido) quaisquer disputas, ações ou causas de ação contra as Recuperandas ou quaisquer dos Litigantes Atuais ou as Partes Protegidas.

11.4.2.  Durante o Período de Suspensão Litígios, as Recuperandas e os Litigantes Atuais devem coordenar seus esforços para tomar qualquer medida necessária ou apropriada para suspender as Ações Pendentes e não devem realizar qualquer ajuste em suas ações, pedidos, apelações, recursos para reconsideração ou ação semelhante, exceto se necessário para preservar a Ação Pendente ou evitar o decurso do prazo prescricional. Especificamente, as partes devem requerer: (i) a suspensão, durante o Período de Suspensão Litígios , das ações judiciais em que são partes nos Estados Unidos da América, na Holanda e nas Ilhas Cayman, conforme o caso; (ii) ao Sr. Jasper Berkenbosch, trustee nomeado no processo de falência da Coop em curso na Holanda, que requeira, durante o Período de Suspensão Litígios, a suspensão da avoidance proceeding por ele ajuizada; e (iii) à Corte Distrital de Amsterdam em que tem curso a avoidance proceeding, a suspensão desta ação durante o Período de Suspensão Litígios .

11.4.3.  Nada neste Plano previne os Litigantes Atuais de perseguir ou continuar perseguindo pedidos de reconsideração, alteração, vacatur, recursos ou qualquer outra medida similar ou uma apelação de memorando escrito de decisão da Corte Norte-Americana de Falência datada de 4 de dezembro de 2017, protocolo número 17-11888, registro número 130, ou qualquer outra ordem relativa a tal decisão.

11.4.4.  As Recuperandas e os Litigantes Atuais podem tomar medidas legais cabíveis estritamente necessárias para preservar seus direitos, apelações ou direito de apelação, desde que as Recuperandas e os Litigantes Atuais tomem as medidas estritamente necessárias para preservação de direito.

11.4.5.  Qualquer prazo de prescrição, de suspensão ou preemptivo, ou qualquer outro recurso temporal, incluindo renúncias, dispensas ou abdicações mútuas, previstas em lei, estatuto, contrato, por equidade ou qualquer outro meio, que podem ser arguidos pelas Recuperandas ou pelo Litigante Atual ficam interrompidos até que ocorra: (i) a conclusão da negociação para o encerramento das Ações Pendentes, as operações previstas neste Plano para reestruturação dos créditos ou (ii) 90 (noventa) dias após o decurso do prazo de suspensão das Ações Pendentes previsto na Cláusula 11.4.4 acima; o que ocorrer primeiro.

11.4.6.  Nada neste Plano deve limitar ou restringir os direitos dos Litigantes Atuais, sendo certo que, exceto pela obrigação de suspender ações prevista nesta cláusula, qualquer Litigante Atual deve ter preservado o seu direito de tomar qualquer ação que entender necessária relativamente ao Plano, o DIP Financing, qualquer contrato, instrumento ou outro documento criado ou firmado em relação a este Plano ou o DIP Financing, incluindo sem limitação o direito de rescindir tais contratos ou ingressar com litígios em quaisquer jurisdições para proteção e eficácia dos direitos deste Plano ou do DIP Financing ou para exigir esses direitos, ações ou causas de ações ligadas, decorrentes ou relacionadas ao desrespeito de quaisquer termos e condições pelas Recuperandas, contidos neste Plano, no DIP Financing ou em qualquer contrato, instrumento ou outro documento criado ou firmado e relacionado a este Plano, ou ao DIP Financing, pelo qual tal parte é obrigada.

11.4.7.  As Recuperandas e os Litigantes Atuais envidarão seus melhores esforços de forma comercialmente razoável para negociar de boa-fé o encerramento das Ações Pendentes em termos mutuamente aceitáveis nos Estados Unidos da América, nos Países Baixos e nas Ilhas Cayman, conforme o caso. Nada neste Plano deve ser interpretado como uma obrigação das Recuperandas ou dos Litigantes Atuais em encerrar tais Ações Pendentes.

11.4.8.  A Aprovação do Plano não impede os Credores Concursais e/ou as Recuperandas de perseguir em qualquer jurisdição (inclusive no Brasil, nos Estados Unidos da América, nos Países Baixos, em Portugal ou no Reino Unido) quaisquer disputas, ações ou causas de ação contra os Litigantes Atuais, tampouco implica renúncia aos direitos ou remédios que os Credores Concursais e/ou as Recuperandas tenham contra os Litigantes Atuais.

11.5.        Reconstituição de Direitos. Verificada a ocorrência de qualquer das Condições Resolutivas previstas na Cláusula 12 e desde que o Grupo Oi não tenha obtido as dispensas necessárias nos termos da Cláusula 12.2 e/ou hipótese de convolação da Recuperação Judicial em falência durante o prazo estabelecido no artigo 61 da LFR, os Credores Concursais terão reconstituídos integralmente todos os seus direitos e garantias nas condições originalmente contratadas, como se o Plano não tivesse sido aprovado, sendo restabelecidas todas as ações e pretensões contra o Grupo Oi, e assegurado o direito de ajuizar ou prosseguir com qualquer ação judicial ou extrajudicial contra o Grupo Oi, deduzidos os valores eventualmente pagos na forma deste Plano e no curso da Recuperação Judicial e ressalvados os atos validamente praticados no âmbito da Recuperação Judicial e deste Plano, observado o disposto nos artigos 61, § 2º e 74, da LFR.

11.6.        Formalização de Documentos e Outras Providências. O Grupo Oi, os adquirentes de quaisquer ativos de propriedade de qualquer das Recuperandas e os Credores e seus representantes e advogados deverão praticar todos os atos e firmar todos os contratos e outros documentos que, na forma e na substância, sejam necessários ou adequados para cumprimento e implementação do disposto neste Plano.

11.7.        Modificação do Plano. Aditamentos, alterações ou modificações ao Plano podem ser propostas a qualquer tempo após a Homologação Judicial do Plano, desde que tais aditamentos, alterações ou modificações sejam (i) submetidos à votação na Assembleia de Credores, observando-se o quórum requerido pelos artigos 45 e 58, caput e §1º, da LFR.

11.7.1.  Efeito Vinculativo das Modificações do Plano. Os aditamentos, alterações ou modificações ao Plano vincularão o Grupo Oi, seus Credores Concursais e seus respectivos cessionários e sucessores, a partir de sua aprovação pela Assembleia de Credores na forma dos artigos 45 ou 58 da LFR.

11.8.        Manutenção do Direito de Petição e Voz e Voto em Assembleia de Credores. Para fins deste Plano e enquanto não verificado o encerramento da Recuperação Judicial, os Credores --- inclusive os Credores Quirografários Bondholders Qualificados que venham a converter parte de seus Créditos Quirografários Bondholders Qualificados em capital da Oi na forma do Aumento de Capital – Capitalização de Créditos--- preservarão o valor e quantidade de seus Créditos Concursais para fins de direito de petição, voz e voto em toda e qualquer Assembleia de Credores posterior à Homologação Judicial do Plano, independentemente da conversão dos Créditos Quirografários Bondholders Qualificados em Novas Ações Ordinárias – I  e respectiva quitação.

11.9.        Equivalência econômica no cumprimento do Plano. Na hipótese de qualquer das operações previstas no presente Plano, que não envolva pagamento em dinheiro aos Credores Concursais, não ser possível de ser implementada pelas Recuperandas para qualquer Credor Concursal, seja pelo transcurso dos prazos previstos para a implementação de tais operações ou por razões regulamentares, as Recuperandas adotarão as medidas necessárias com o objetivo de assegurar um resultado econômico equivalente para os Credores Concursais.

11.10.    Quitação. Os pagamentos realizados na forma estabelecida neste Plano acarretarão, de forma automática, proporcional ao valor efetivamente recebido e independente de qualquer formalidade adicional, a quitação plena, rasa, irrevogável e irretratável de todo e qualquer Crédito Concursal contra as Recuperandas, seja por obrigação principal ou fidejussória, inclusive em relação a Encargos Financeiros, de modo que os Credores Concursais nada mais poderão reclamar contra as Recuperandas relativamente aos Créditos Concursais, a qualquer tempo, em juízo ou fora dele.

11.11.    Ratificação de Atos. A Aprovação do Plano pela Assembleia Geral de Credores implicará a aprovação e ratificação de todos os atos regulares de gestão praticados e medidas adotadas pelas Recuperandas no curso da Recuperação Judicial, incluindo, mas não se limitando aos atos necessários à reestruturação na forma proposta neste Plano, a celebração do Contrato de Backstop, bem como todos demais atos e ações necessárias para integral implementação e consumação deste Plano e da Recuperação Judicial, os quais ficam expressamente autorizados, validados e ratificados para todos os fins de direito, inclusive e especialmente dos artigos 66, 74 e 131 da LFR.

11.12.    Isenção de Responsabilidade e Renúncia.

11.12.1.                       Isenção de Responsabilidade e Renúncia das Partes Isentas. Em decorrência da Aprovação do Plano, os Credores expressamente liberam as Partes Isentas de toda e qualquer responsabilidade pelos atos regulares de gestão praticados e obrigações contratadas antes ou depois da Data do Pedido até a data da Aprovação do Plano, inclusive com relação à reestruturação prevista neste Plano, conferindo às Partes Isentas quitação ampla, rasa, geral, irrevogável e irretratável de todos os direitos e pretensões patrimoniais, penais e morais porventura decorrentes dos referidos atos a qualquer título, observado o disposto na Cláusula 11.4.

11.12.1.1.            A Aprovação do Plano representa igualmente expressa e irrevogável renúncia por parte dos Credores aos direitos em que se fundam quaisquer reivindicações, ações ou direitos de ajuizar, promover, dar prosseguimento ou reivindicar, judicial ou extrajudicialmente, a qualquer título e sem reservas ou ressalvas, em quaisquer jurisdições, a reparação de danos e/ou outras ações ou medidas promovidas contra as Partes Isentas em relação aos atos praticados e obrigações assumidas pelas Partes Isentas, inclusive em virtude de e/ou no curso da Recuperação Judicial. Os Credores, conforme aplicável, tomarão as medidas cabíveis para que os trustees nomeados nos processos de falência holandeses da Oi Coop e da PTIF encerrem todos os litígios contra as Partes Isentas ou façam com que tais litígios sejam encerrados, observado o disposto na Cláusula 11.4.

11.12.1.2.            Isenção de Responsabilidade e Renúncia dos Investidores Backstoppers. Em decorrência da Aprovação do Plano, cada uma das sociedades integrantes do Grupo Oi e seus sucessores, e o Credores, expressamente liberam as Partes Isentas Investidores Backstoppers de toda e qualquer responsabilidade pelos atos praticados, incluindo a celebração do Contrato de Backstop, e obrigações contratadas antes ou depois da Data do Pedido até a data da Aprovação do Plano, inclusive com relação à reestruturação prevista neste Plano, ressalvando-se as obrigações previstas no presente Plano e no Contrato de Backstop, conferindo às Partes Isentas Investidores Backstoppers quitação ampla, rasa, geral, irrevogável e irretratável de todos os direitos e pretensões patrimoniais, penais e morais porventura decorrentes dos referidos atos a qualquer título.

12.         Condições Resolutivas do Plano

12.1.        Condições Resolutivas. São condições resolutivas do Plano, cuja ocorrência acarretará a resolução automática do Plano e de suas estipulações, com a consequente manutenção e/ou reconstituição dos direitos e garantias dos Credores nas condições originariamente contratadas, como se o Plano não tivesse sido aprovado, nos termos desta Cláusula 12.1:

(i) a inocorrência da reestruturação dos Créditos Quirografários Bondholders Qualificados na forma da Cláusula 4.3.3.2 até 31 de julho de 2018;

(ii) a inocorrência do Aumento de Capital Capitalização de Créditos conforme o disposto na Cláusula 4.3.3.5 até 31 de julho de 2018; e

(iii)            a inocorrência do Aumento de Capital Novos Recursos conforme o disposto na Cláusula 6 até 28 de fevereiro de 2019.

12.2.        Dispensa das Condições Resolutivas. Os Credores podem, em deliberação dos titulares da maioria simples dos Créditos presentes à Assembleia de Credores convocada para essa finalidade, aprovar a dispensa ou modificação, total ou parcial, da(s) condição(ões) resolutiva(s) descritas na Cláusula 12.1 acima.

12.3.        Resolução do Plano. Caso resolvido o Plano, caberá à Assembleia de Credores deliberar (i) sobre a aprovação de modificação ao Plano, observado o quórum de aprovação de Plano estabelecido nos artigos 45 e 58, § 1º, da LFR, ou (ii) pela decretação da falência pelo Juízo da Recuperação.

13.         Disposições Gerais

13.1.        Condições suspensivas. A eficácia deste Plano está condicionada a (i) Aprovação do Plano; e (ii) Homologação Judicial do Plano e a eficácia da implementação das medidas previstas neste Plano está condicionada ao cumprimento das exigências e condições legais, regulamentares e estatutárias aplicáveis.

13.2.        Obrigações de Fazer e Não-Fazer. Por meio deste Plano, as Recuperandas comprometem-se a, durante o curso da Recuperação Judicial, (a) conduzir os negócios do Grupo Oi de acordo com o curso ordinário de suas operações; (b) observar todos os termos, condições e limitações estabelecidos neste Plano; e (c) cumprir com todas as obrigações assumidas neste Plano.

13.2.1.  Sem prejuízo do disposto na Cláusula 13.2 acima, as Recuperandas obrigam-se a adotar as medidas que estejam ao seu alcance e sejam necessárias para que este Plano seja reconhecido como eficaz, exequível e vinculante nas jurisdições estrangeiras aplicáveis, na medida em que tal reconhecimento se faça necessário para a implementação das medidas previstas neste Plano em relação aos respectivos Credores, observado o disposto na Cláusula 11.4.

13.3.        Encerramento da Recuperação Judicial. A Recuperação Judicial será encerrada mediante a verificação do cumprimento de todas as obrigações previstas no Plano que se vencerem até 2 (dois) anos contados da Homologação Judicial do Plano.

13.4.        Meios de Pagamento. Exceto para os Credores Trabalhistas partes em Processos, que sempre receberão mediante depósito judicial nos autos dos respectivos Processos, salvo se houver previsão diversa no Plano, os valores devidos aos Credores Concursais serão pagos mediante (a) a transferência direta de recursos à conta bancária do respectivo Credor Concursal, por meio de documento de ordem de crédito (DOC), ou de transferência eletrônica disponível (TED), (b) por Ordem de Pagamento a ser sacada diretamente no caixa de instituição financeira pelo respectivo Credor Concursal, conforme o caso, servindo o comprovante da referida operação financeira como prova de quitação do respectivo pagamento; ou, ainda, (c) outros meios necessários para pagamento dos Créditos Concursais Agências Reguladoras.

13.4.1.  Os pagamentos previstos neste Plano serão realizados somente após a disponibilização e envio pelos Credores Concursais, com exceção dos Credores Trabalhistas partes em Processos, de seus dados cadastrais atualizados e informações de conta bancária na plataforma eletrônica a ser disponibilizada pela Oi no endereço eletrônico www.recjud.com.br. Caso o Credor Concursal não disponibilize e envie as referidas informações em tempo hábil para que as Recuperandas possam realizar o respectivo pagamento, nas datas e prazos previstos neste Plano, não será considerado descumprimento de Plano. Não haverá incidência de multas, atualização monetária ou encargos moratórios em relação aos pagamentos que não tenham sido efetuados nas datas e prazos previstos neste Plano em virtude de os Credores Concursais não terem disponibilizado e enviado tempestivamente as referidas informações.

13.5.        Datas de Pagamento. Na hipótese de qualquer pagamento ou obrigação prevista neste Plano estar prevista para ser realizada ou satisfeita em um dia que não seja um Dia Útil, o referido pagamento ou obrigação poderá ser realizado ou satisfeito, conforme o caso, no Dia Útil imediatamente seguinte, sem que isso caracterize impontualidade das Recuperandas ou implique incidência de Encargos Financeiros. Da mesma forma, tendo em vista eventuais obrigações de pagamento dependentes de atos ainda não performados, as Recuperandas envidarão todos os esforços para realizar os pagamentos na data mais breve possível, de acordo com a sistemática deste Plano.

13.6.        Comunicações. Todas as notificações, requerimentos, pedidos e outras comunicações ao Grupo Oi, requeridas ou permitidas por este Plano, para serem eficazes, devem ser feitas por escrito e serão consideradas realizadas quando (i) enviadas por correspondência registrada, com aviso de recebimento, ou por courier, e efetivamente entregues; ou (ii) enviadas por e-mail com comprovante de entrega, observando-se os dados de contato a seguir:

Oi S.A.

Rua Humberto de Campos, 425

Protocolo – Recuperação Judicial

Leblon

Rio de Janeiro – RJ

CEP 22430-190

E-mail: rjoi@oi.net.br

13.7.        Divisibilidade das Previsões do Plano. Na hipótese de qualquer termo ou disposição do Plano ser considerada inválida, nula ou ineficaz pelo Juízo da Recuperação Judicial, a validade e eficácia das demais disposições não serão afetadas, devendo as Recuperandas propor novas disposições para substituírem aquelas declaradas inválidas, nulas ou ineficazes, de forma a manter o propósito do estabelecido neste Plano.

13.8.        Cessão de Créditos. Exceto se disposto de forma contrária neste Plano, os Credores poderão ceder seus Créditos Concursais  a outros Credores ou a terceiros, e a cessão somente produzirá efeitos desde que (i) as Recuperandas, o Administrador Judicial e o Juízo da Recuperação Judicial sejam informados; e (ii) os cessionários firmem declaração por escrito atestando o recebimento de uma cópia do Plano e reconhecendo que o Crédito Concursal cedido estará sujeito às disposições do Plano. O disposto nos itens “i” e “ii” acima não se aplica aos Créditos Quirografários Bondholders Qualificados nem às Novas Notas, que poderão ser cedidos livre e independentemente de prévia notificação e/ou concordância das Recuperandas.

13.9.        Alterações Anteriores à Aprovação do Plano. As Recuperandas se reservam o direito, na forma da Lei, de alterar este Plano até a data da Aprovação do Plano, inclusive de modo a complementar o protocolo com documentos adicionais e traduções de documentos correlatos.

13.10.    Poderes do Grupo Oi para implementar o Plano

13.10.1.                      A Aprovação do Plano seguida da Homologação Judicial do Plano dará poderes à Oi, por meio de seus representantes legais, para tomar todas as medidas necessárias para a implementação do Plano, inclusive, do ponto de vista societário, para assinar os boletins de subscrição, em nome e para o benefício dos Credores Quirografários Bondholders que reestruturarem seus Créditos na forma prevista na Cláusula 4.3.3.1.1, relativos às ações a serem emitidas e entregues pela Oi sob a forma de ADRs em pagamento de tais Créditos, observado o disposto na Cláusula 11.4.

13.10.2.                      Após a Homologação Judicial do Plano, o Grupo Oi fica desde já autorizado a adotar todas as medidas necessárias para (i) submeter a Aprovação do Plano ao processo de insolvência em curso perante a Bankruptcy Court of the Southern District of New York (Chapter 15), com o objetivo de conferir efeitos ao Plano em território norte-americano, vinculando os Credores ali domiciliados e estabelecidos, bem como (ii) iniciar e/ou dar andamento a outros procedimentos judiciais, extrajudiciais ou administrativos, sejam de insolvência ou de outra natureza, em outras jurisdições além da República Federativa do Brasil, incluindo no território norte-americano e holandês, conforme necessário, para a implementação deste Plano, incluindo, mas não se limitando, aos processos de insolvência ou procedimentos necessários à implementação das disposições deste Plano, notadamente nos termos da legislação aplicável dos Estados Unidos da América, das Ilhas Virgens Britânicas e da Holanda. Os processos auxiliares no exterior não poderão alterar os termos e as condições deste Plano, observado o disposto na Cláusula 11.4.

13.11.    Lei Aplicável. Os direitos, deveres e obrigações decorrentes deste Plano deverão ser regidos, interpretados e executados de acordo com as leis vigentes na República Federativa do Brasil, ainda que os Créditos sejam regidos pelas leis de outra jurisdição e sem que quaisquer regras ou princípios de direito internacional privado sejam aplicadas.

13.12.    Resolução de Conflitos e Eleição de Foro. Todas as controvérsias ou disputas que surgirem ou estiverem relacionadas a este Plano, incluindo pretensões de Credores relativas ao valor dos seus respectivos Créditos Concursais, poderão ser previamente submetidas a procedimento de Mediação, na forma do regulamento da Câmara de Mediação e Arbitragem da Fundação Getúlio Vargas/RJ ou alternativamente do Núcleo Permanente de Métodos Consensuais de Solução de Litígios do Tribunal de Justiça do Estado do Rio de Janeiro. Caso as controvérsias ou disputas em questão não sejam solucionadas na Mediação, serão elas resolvidas (i) pelo Juízo da Recuperação Judicial, até o encerramento do processo de Recuperação Judicial com trânsito em julgado da decisão homologatória; e (ii) por qualquer juízo empresarial do Foro Central da Comarca do Rio de Janeiro, após o encerramento do processo de Recuperação Judicial com trânsito em julgado da decisão homologatória.

O Plano é firmado pelos representantes legais devidamente constituídos do Grupo Oi.

Rio de Janeiro, 20 de dezembro de 2017.

_______________________________________________

Oi S.A. – em recuperação judicial

_______________________________________________

Telemar Norte Leste S.A. – em recuperação judicial

_______________________________________________

Oi Móvel S.A. – em recuperação judicial

_______________________________________________

Copart 4 Participações S.A. – em recuperação judicial

_______________________________________________

Copart 5 Participações S.A. – em recuperação judicial

_______________________________________________

Portugal Telecom International Finance B.V. – em recuperação judicial

_______________________________________________

Oi Brasil Holdings Coöperatief U.A. – em recuperação judicial

Anexo 1.1

Definições

“Acionistas” significa os acionistas diretos ou indiretos da Oi, incluindo as pessoas físicas que sejam, direta ou indiretamente, acionistas controladores da Oi e seus sucessores de qualquer natureza.

“Ações Pendentes” significa quaisquer medidas judiciais ou extrajudiciais pendentes na data do Plano ou em data anterior nos Estados Unidos da América, na Holanda e nas Ilhas Cayman, que tenham como partes quaisquer das RECUPERANDAS e dos Litigantes Atuais.

“Ações PTIF” significa as 134.819.390 ações ordinárias de emissão da Oi detidas pela PTIF, sob a forma de ADRs, atualmente mantidas pela Oi em tesouraria.

“Acordos de Acionistas” significa os acordos firmados entre os Acionistas sobre a compra e venda de ações de emissão das Recuperandas, preferência para adquiri-las, exercício do direito a voto, ou do poder de controle, que deverão ser observados pela companhia quando arquivados na sua sede, conforme os termos do art. 118 da Lei das S.A.

“Administrador Judicial” significa o Escritório de Advocacia Arnold Wald, com sede na Av. Pres. Juscelino Kubitschek, 510, 8º andar, São Paulo- SP, CEP 04543-906, conforme nomeado pelo Juízo da Recuperação Judicial, nos termos da decisão proferida em 22 de julho de 2016.

“ADR” significa American Depositary Receipts, modalidade pela qual as ações da Oi são negociadas na NYSE.

“Advogados Trabalhistas” significa os respectivos advogados dos Credores Trabalhistas Depósito Judicial constituídos nos autos, inclusive aqueles titulares de honorários de sucumbência.

“Afiliadas” significa, com relação a qualquer Pessoa, qualquer Pessoa direta ou indiretamente Controladora, Controlada ou sob Controle comum dessa Pessoa.

“Alienação de Ativos” significa as operações de alienação de ativos nos termos da Cláusula 5.1.

“ANATEL” significa a Agência Nacional de Telecomunicações, criada pela Lei nº 9.472 de 16 de julho 1997.

“Aprovação do Plano” significa a aprovação deste Plano pelos Credores Concursais na Assembleia Geral de Credores, na forma do art. 45 ou 58, §1º da LFR. Para os efeitos deste Plano, considera-se que a Aprovação do Plano ocorrerá na data da Assembleia Geral dos Credores que aprovar o Plano. Na hipótese de aprovação nos termos do art. 58, §1º da LFR, considera-se a Aprovação do Plano na data da decisão que conceder a Recuperação Judicial.

“Assembleia Geral de Credores” significa qualquer assembleia geral de credores realizada nos termos do Capítulo II, Seção IV da LFR.

“Ativo Não Relevante” significa bens ou ativos de qualquer Recuperanda com Valor Justo de Mercado que não ultrapasse 5% (cinco por cento) da linha de “Ativos” constante das demonstrações financeiras consolidadas anuais da Oi no exercício fiscal anterior.

“Ativo Relevante” significa bens ou ativos de qualquer Recuperanda com Valor Justo de Mercado que ultrapasse 5% (cinco por cento) da linha de “Ativos” constante das demonstrações financeiras consolidadas anuais da Oi no exercício fiscal anterior.

“Aumento de Capital Capitalização de Credito” significa um aumento de capital de Oi, subscrito pelos Credores Quirografários Bondholders Qualificados, integralizados mediante capitalização dos Créditos Quirografários dos Bondholders Qualificados, na forma do Artigo 171, §2º da Lei das Sociedades por Ações e demais disposições legais aplicáveis, nas condições previstas na Cláusula 4.3.3.5.

“Aumento de Capital Novos Recursos” significa um aumento de capital de Oi, subscrito pelos Investidores Backstoppers nos termos do Contrato de Backstop, integralizados mediante emissão privada (ou seja, sem registro na CVM) de novas ações ordinárias, na forma do Artigo 170, §1º da Lei das Sociedades por Ações e demais disposições legais aplicáveis, nas condições previstas na Cláusula 6.

“Autoridades Governamentais” significa o governo da República Federativa do Brasil ou de qualquer outra jurisdição ou qualquer subdivisão política do mesmo, inclusive federal, estadual ou municipal, qualquer autarquia, agência, secretaria, departamento ou órgão de tal governo ou de subdivisão política do mesmo, incluindo o Ministério Público, a Polícia Federal, a Secretaria da Receita Federal do Brasil, o Instituto Nacional do Seguro Social, o Banco Central do Brasil, a Comissão de Valores Mobiliários, a ANATEL, o Tribunal de Contas da União, qualquer juízo ou tribunal, judicial, administrativo ou arbitral, qualquer entidade reguladora ou autorreguladora.

“Banda Larga nas Escolas” significa o programa lançado pelo Governo Federal por meio do Decreto nº 6.424/2008 que permite às empresas exploradoras do serviço de telefonia fixa trocarem a obrigações de instalarem postos de serviços telefônicos (PST) nos municípios pela instalação de infraestrutura de rede para suporte a conexão à internet em alta velocidade em todos os municípios brasileiros e conexão de todas as escolas públicas urbanas com manutenção dos serviços sem ônus até o ano de 2025.

“B3” significa a B3 S.A. – Bolsa, Brasil, Balcão.

“BNDES” significa o Banco Nacional de Desenvolvimento Econômico e Social.

“Bondholder” significa o titular de um Crédito Quirografário dos Bondholders.

“Bondholders Não-Qualificados” significa, exclusivamente para fins deste Plano, aqueles investidores pessoas físicas titulares de Créditos Quirografários dos Bondholders em valor de até USD750.000,00 (setecentos e cinquenta mil Dólares Norte-Americanos).

“Bondholders Qualificados” significa, exclusivamente para fins deste Plano, aqueles investidores pessoas físicas ou jurídicas titulares de Créditos Quirografários dos Bondholders em valor superior a USD750.000,00 (setecentos e cinquenta mil Dólares Norte-Americanos) e que, caso sejam residentes na União Europeia, comprovem o cumprimento das exigências legais aplicáveis, especialmente a condição de investidor qualificado, nos termos da Prospectus Directive do Espaço Econômico Europeu (EEA).

“Bônus de Subscrição” significa os valores mobiliários descritos na Clausula 4.3.3.6.

“Brasil Telecom” significa a Brasil Telecom S.A., originada da privatização da antiga empresa estatal Telecomunicações Brasileiras S.A., e que deu origem ao atual Grupo Oi.

“CAPEX” significa investimentos realizados para adquirir bens físicos ou serviços que vão expandir a capacidade da Oi (consolidando suas controladas) de gerar lucro. É a sigla da expressão inglês “capital expenditure”.

"Chapa Consensual": significa a chapa consensual de 11 (onze) membros titulares e respectivos suplentes que formará o Novo Conselho de Administração e será formada de acordo com o procedimento previsto na Cláusula 9.3 deste Plano.

“Código Civil” significa a Lei nº 10.406, de 10 de janeiro 2002.

“Conselho de Administração Transitório” significa o Conselho de Administração da Oi a ser composto na forma prevista na Cláusula 9.3.

"Consultoria de RH" significa a Spencer Stuart ou outra consultoria de Recursos Humanos de primeira linha aceitável aos Investidores Backstoppers.

“Contas 4373 Elegíveis”: São as contas de investimento de investidores estrangeiros nos termos da Resolução do Banco Central do Brasil no. 4.373 de 29 de setembro de 2014 abertas ou que venham a ser abertas pelos Credores Quirografários nos termos da regulação em vigor perante as instituições financeiras que venham a ser oportunamente informada pelo Grupo Oi em comunicado ou edital específico para viabilizar a subscrição das Debêntures Conversíveis / bônus de subscrição, a tempo e modo devidos, conforme aplicável. Contas 4373 Elegíveis são e serão Contas 4373 cujos custodiantes determinem que as Debêntures Conversíveis/bônus de subscrição se qualificam como investimento previsto pela Resolução 4373 com a aplicação da alíquota zero do Imposto sobre Operações Financeiras (IOF) sobre operações efetivas ou simultâneas de cambio para ingresso de recursos no País, conforme a regulamentação aplicável.

“Contrato Backstop” significa o contrato celebrado em 19 de dezembro de 2017 entre as Recuperandas e os Investidores Backstoppers, por meio do qual as Recuperandas e os Investidores Backstoppers assumiram obrigações no âmbito do Aumento de Capital Novos Recursos, o qual é parte integrante do Anexo 6.1.

“Controle” significa, nos termos do art. 116 da Lei nº 6.404/76, (i) a titularidade de direitos de sócios que assegurem ao seu titular, de modo permanente, a maioria dos votos nas deliberações sociais e o poder de eleger a maioria dos administradores da sociedade; e (ii) o uso efetivo de tal poder para dirigir as atividades sociais e orientar o funcionamento dos órgãos da sociedade. As expressões e termos “Controlador”, “Controlado por”, “sob Controle comum” e “Controlada” têm os significados logicamente decorrentes desta definição de “Controle”.

“Copart 4” significa a COPART 4 Participações S.A. – em recuperação judicial, sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 12.253.691/0001-14, com sede e principal estabelecimento na Rua General Polidoro, 99, 4º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004.

“Copart 5” significa a COPART 5 Participações S.A. – em recuperação judicial, sociedade anônima de capital fechado, inscrita no CPNJ/MF sob o nº 12.278.083/0001-64, com sede e principal estabelecimento na Rua General Polidoro, 99, 5º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004.

“Créditos” significa os Créditos Concursais e os Créditos Extraconcursais.

“Créditos Classe III” significa os Créditos Concursais previstos nos arts. 41, inciso III, e 83, inciso VI, da LFR contra as Recuperandas, detidos por Pessoas que não sejam quaisquer das próprias Recuperandas.

“Créditos com Garantia Real” significa os Créditos Concursais garantidos por direitos reais, nos termos do art. 41, inciso II da LFR.

“Créditos Concursais” significa os créditos e obrigações de fazer sujeitos aos efeitos deste Plano, vencidos ou vincendos, cujos respectivos contratos, obrigações e/ou fatos geradores ocorreram antes da Data do Pedido, independentemente de estarem ou não relacionados na Relação de Credores do Administrador Judicial. Os Créditos Concursais são todos os Créditos referidos neste Plano, independentemente de sua natureza, à exceção dos Créditos Extraconcursais.

“Créditos Concursais Agências Reguladoras” significa Créditos Concursais não tributários de titularidade de agências reguladoras ou decorrentes de obrigações impostas em razão de deliberação de agências reguladoras, incluindo a ANATEL. Não estão incluídos nos Créditos Concursais Agências Reguladoras eventuais multas administrativas já consideradas indevidas por decisão proferida no âmbito do Superior Tribunal de Justiça.

“Créditos Concursais Agências Reguladoras Líquidos” significa os Créditos Concursais Agências Reguladoras inscritos em dívida ativa da União.

“Créditos Concursais Agências Reguladoras Ilíquidos” significa os Créditos Concursais Agências Reguladoras não inscritos em dívida ativa da União.

“Créditos Extraconcursais” significa os créditos detidos contra as Recuperandas que não se sujeitam aos efeitos deste Plano em razão (i) do seu fato gerador ser posterior à Data do Pedido, ou (ii) de se enquadrarem no art. 49, §§ 3º e 4º da LFR, ou qualquer outra norma legal que os exclua dos efeitos deste Plano.

“Créditos Financeiros” significa os Créditos Concursais decorrentes de operações realizadas no âmbito do Sistema Financeiro Nacional com instituições financeiras.

“Créditos Ilíquidos” significa os Créditos Concursais (i) objeto de ação judicial e/ou de arbitragem, iniciada ou não, derivados de quaisquer relações jurídicas e contratos existentes antes da Data do Pedido; ou (ii) em relação a cujo valor haja pendência de resolução de controvérsia ou disputa; ou (iii) aqueles que, ainda que não se enquadrem nos itens (i) e (ii) acima, por qualquer razão não constem da Relação de Credores do Administrador Judicial.

“Créditos Intercompany” significa os créditos das Recuperandas decorrentes de mútuos realizados entre si como forma de gestão de caixa e transferência de recursos entre as diferentes sociedades que compõem o Grupo Oi, inclusive com recursos decorrentes de operações realizadas no mercado internacional pelas Recuperandas.

“Créditos ME/EPP” significa os Créditos Concursais detidos por microempresas ou empresas de pequeno porte, definidos conforme a Lei Complementar nº 123/2006, nos termos do art. 41, inciso IV da LFR.

“Créditos Quirografários” significa os Créditos ME/EPP, os Créditos Classe III e os Créditos Concursais Agências Reguladoras.

“Créditos Quirografários Depósito Judicial” significa os Créditos ME/EPP Depósito Judicial e os Créditos Classe III Depósito Judicial.

“Créditos Quirografários dos Bondholders” significa os Créditos Quirografários relativos a títulos referentes às emissões de dívida pela PTIF e Oi Coop, garantidos pela Oi, e emitidos pela Oi e garantidos pela Telemar, listadas adiante, emitidos e negociados no exterior e regulados por leis estrangeiras, bem como sujeitos às leis e demais normas aplicáveis nas jurisdições onde tais títulos são negociados: (i) 9.75% Senior Notes 2016 emitidas pela Oi, (ii) 5.125% Senior Notes 2017 emitidas pela Oi e garantidas pela Telemar, (iii) 9.500% Senior Notes 2019 emitidas pela Oi e garantidas pela Telemar, (iv) 5.500% Senior Notes 2020 emitidas Oi e garantidas pela Telemar, (v) 5.625% Senior Notes 2021 emitidas pela Coop e garantidas pela Oi, (vi) 5.750% Senior Notes 2022 emitidas pela Coop e garantidas pela Oi, (vii) 6.250% Notes 2016 emitidas pela PTIF e garantidas pela Oi, (viii) 5.242% Notes 2017 emitidas pela PTIF e garantidas pela Oi, (ix) 4.375% Notes 2017 emitidas pela PTIF e garantidas pela Oi, (x) 5.875% Notes 2018 emitidas pela PTIF e garantidas pela Oi, (xi) 5.000% Notes 2019 emitidas pela PTIF e garantidas pela Oi, (xii) 4.625% Notes 2020 emitidas pela PTIF e garantidas pela Oi, e (xiii) 4.500% Notes 2025 emitidas pela PTIF e garantidas pela Oi.

“Créditos Quirografários dos Bondholders Não-Qualificados” significa os Créditos Quirografários dos Bondholders detidos por Bondholder Não-Qualificados.

“Créditos Quirografários dos Bondholders Qualificados” significa os Créditos Quirografários dos Bondholders detidos por Bondholder Qualificados.

“Créditos Retardatários” significa os Créditos Concursais que forem habilitados após a publicação da Relação de Credores do Administrador Judicial na imprensa oficial na forma do disposto no artigo 7º, §2º da LFR.

“Créditos Trabalhistas” significa os Créditos Concursais derivados da legislação do trabalho ou decorrentes de acidente de trabalho, nos termos do art. 41, inciso I da LFR.

“Crédito Trabalhista Fundação Atlântico” significa o Crédito Trabalhista de titularidade da Fundação Atlântico de Seguridade Social, entidade de previdência privada vinculada ao Grupo Oi.

“Credores” significa todos os credores referidos neste Plano.

“Credores com Garantia Real” significa os titulares de Créditos com Garantia Real.

“Credores Concursais” significa os titulares de Créditos Concursais.

“Credores Extraconcursais” significa os titulares de Créditos Extraconcursais.

“Credores Fornecedores Parceiros” significa os Credores Quirografários Classe III e/ou ME/EPP que mantenham o fornecimento às Recuperandas de bens e/ou serviços, conforme aplicável, sem alteração injustificada dos termos e condições praticados até a Data do Pedido pelos respectivos Credores Classe III em relação às Recuperandas e que não possuam qualquer tipo de litígio em curso contra qualquer das Recuperandas, exceto em caso de incidente relacionado ao Processo de Recuperação Judicial.

“Credores Quirografários” significa os Credores Quirografários ME/EPP e os Credores Quirografários Classe III.

“Credores Quirografários Bondholders” significa os titulares de Créditos Quirografários dos Bondholders.

“Credores Quirografários Classe III” significa os titulares de Créditos Classe III.

“Credores Quirografários ME/EPP” significa os titulares de Créditos ME/EPP.

“Credores Quirografários Parceiros Depósitos Judiciais” significa os titulares de Créditos Classe III ou ME/EPP que, cientes de que a existência de litígios contra as Recuperandas implica em dispêndio de recursos e prejudica a liquidez do Grupo Oi, concordam expressamente com os valores dos respectivos Créditos Classe III ou ME/EPP, conforme aplicável, reconhecidos pelas Recuperandas, inclusive aqueles indicados na Lista do Administrador Judicial, neste último caso quando o Crédito Classe III ou ME/EPP em questão venha a se tornar Credor Quirografário Parceiro Depósito Judicial na forma da Cláusula 4.3.2.2, e renunciam ao direito de oferecer, propor ou prosseguir em ações, habilitações, divergências, impugnações de crédito, ou qualquer outra medida (inclusive recursos) que visem a majorar os valores dos seus respectivos Créditos Classe III ou ME/EPP, conforme aplicável e conforme reconhecidos pelas Recuperandas, inclusive aqueles indicados na Lista do Administrador Judicial, neste último caso quando o Crédito Classe III ou ME/EPP em questão venha a se tornar Credor Quirografário Parceiro Depósito Judicial na forma da Cláusula 4.3.2.2, e que se enquadrem no disposto na Cláusula 4.3.2.

“Credores Retardatários” significa os titulares dos Créditos Retardatários.

“Credores Trabalhistas” significa os titulares de Créditos Trabalhistas.

“Credores Trabalhistas Depósitos Judiciais” significa os Credores Trabalhistas que são partes de processos judiciais envolvendo as Recuperandas, em cujos autos tenham sido realizados Depósitos Judiciais.

“Data da Emissão das Notes” significa a data da emissão das Novas Notes.

“Data do Pedido” significa a data do ajuizamento do pedido de recuperação judicial, qual seja, 20 de junho de 2016.

“Decisão Bondholders” significa a decisão proferida pelo Juízo da Recuperação Judicial dispondo acerca do procedimento e a respectiva documentação a ser submetida pelos Bondholders para individualização dos Bonds por eles detidos para fins de exercício individualizado do direito de petição, voz e voto.

 “Depósito Judicial” significa os depósitos judiciais efetuados pelo Grupo Oi no âmbito de ações judiciais de qualquer natureza, os quais serão utilizados no pagamento de determinados créditos, conforme estabelecido neste Plano.

“Despesa Financeira Consolidada” significa, em qualquer período, sem duplicação, a soma da despesa consolidada com juros da Oi pelo período de quatro trimestres sobre qualquer uma das suas dívidas contraídas por meio de empréstimo pagáveis em dinheiro (pagas ou capitalizadas) na medida em que tal despesa foi deduzida (e não novamente adicionada) no cálculo do resultado operacional consolidado.

“Dia Útil” significa todo e qualquer dia que não um sábado, domingo ou feriado na cidade do Rio de Janeiro, Estado do Rio de Janeiro.

"Diretores Conselheiros” significa os diretores estatutários sem designação especifica da Oi que foram nomeados e empossados após agosto de 2017.

"Diretores Transição" significa os diretores estatutários da Oi que estavam no exercício de suas atividades em data anterior a agosto de 2017 e o atual Diretor Presidente.

“Dólar Norte-Americano” ou “USD” significa a moeda corrente nos Estados Unidos da América.

“EBITDA” significa, para os 4 (quatro) últimos e consecutivos trimestres fiscais da Oi, cada qual um "período contábil", o somatório (sem qualquer duplicidade) (i) do resultado antes dos tributos sobre o lucro consolidado para determinado período contábil (ajustado pelos ganhos ou perdas extraordinários); (ii) dos seguintes fatores deduzidos para fins de determinação do resultado antes dos tributos sobre o lucro: (1) depreciação e amortização consolidados ocorridos naquele mesmo período contábil; (2) Despesas Financeiras Consolidadas deduzidas das receitas financeiras consolidadas. Representa o EBITDA de rotina, conforme apresentado no relatório da administração contido nas demonstrações financeiras consolidadas da Oi.

“Efeito Adverso Relevante” significa, em relação às sociedades integrantes do Grupo Oi, qualquer mudança ou efeito que, tanto individualmente ou em conjunto com outros fatores, tenha um efeito adverso relevante na situação financeira e nas operações das sociedades integrantes do Grupo Oi como um todo, ou o efeito adverso relevante na habilidade das sociedades integrantes do Grupo Oi de implementar, consumar e/ou cumprir qualquer de suas obrigações nos termos deste Plano, desde que, no entanto, para os propósitos desta definição, nenhuma mudança, efeito, evento ou ocorrência surja ou resulte de qualquer das situações a seguir, sozinhas ou combinadas, constituam ou sejam levadas em consideração na determinação de ter sido ou possa ser um Efeito Adverso Relevante: (i) mudanças gerais, desenvolvimentos ou condições em qualquer economia nacional, regional ou mundial ou nas indústrias em que as sociedades integrantes do Grupo Oi operem, exceto na medida que as sociedades integrantes do Grupo Oi sejam afetadas desproporcionalmente por tais mudanças, desenvolvimentos ou condições; e (ii) financeiras ou outra condição política ou de mercado no país que as sociedades integrantes do Grupo Oi operem.

“Encargos Financeiros” significa qualquer correção monetária, juros, multa, penalidades, indenização, inflação, perdas e danos, juros moratórios e/ou outros encargos de natureza semelhante.

“Estatutos Sociais” significa os estatutos sociais ou documento constitutivo assemelhado da Oi, Telemar, Oi Móvel, Copart 4, Copart 5, PTIF e Oi Coop e suas Afiliadas.

“Euro” ou “EUR” significa a moeda corrente na União Europeia.

“Grupo Oi” significa a Oi, Telemar, Oi Móvel, Copart 4, Copart 5, Oi Coop e PTIF.

“Homologação Judicial do Plano” significa a decisão judicial proferida pelo Juízo da Recuperação que concede a Recuperação Judicial, nos termos do art. 58, caput ou §1º da LFR. Para os efeitos deste Plano, considera-se que a Homologação Judicial do Plano ocorre na data da publicação, no diário oficial, da decisão de primeiro grau concessiva da Recuperação Judicial, contra a qual, após decorridos os prazos para interposição dos recursos cabíveis, não haja recurso com efeito suspensivo pendente de julgamento. No caso de ser indeferida na primeira ou na segunda instância a concessão, considerar-se-á como Homologação Judicial do Plano, respectivamente, a data da disponibilização, no diário oficial, de eventual decisão de segundo grau, ou de instância superior, em qualquer caso monocrática ou colegiada – o que primeiro ocorrer – que assim deliberar, contra a qual, após decorridos os prazos para interposição dos recursos cabíveis, não haja recurso com efeito suspensivo pendente de julgamento.

“INSS” significa o Instituto Nacional do Seguro Social, vinculado ao Ministério do Trabalho e Previdência Social.

“Investidores Backstoppers” significa os investidores identificados no Contrato de Backstop, que se comprometeram a prontamente fornecer ou obter compromissos firmes de garantia da subscrição integral do Aumento de Capital Novos Recursos.

“IPCA” significa o Índice de Preço ao Consumidor Amplo, medido mensalmente pelo IBGE (Instituto Brasileiro de Geografia e Estatística).

“Juízo da Recuperação Judicial” significa o juízo da 7ª Vara Empresarial da Comarca da Capital – RJ.

“Laudos” significa os laudos econômico-financeiro e de avaliação dos bens e ativos do Grupo Oi, elaborados nos termos do artigo 53, incisos II e III da LFR.

“Lei” significa qualquer lei, regulamento, ordem, sentença ou decreto expedido por qualquer Autoridade Governamental.

“Lei das S.A.” significa a Lei nº 6.404, de 15 de dezembro 1976.

“Lei Geral de Telecomunicações” significa a Lei nº 9.472, de 16 de julho de 1997.

“LFR” significa a Lei nº 11.101, de 9 de fevereiro de 2005.

“LIBOR” significa a taxa interbancária de Londres (London Interbank Offered Rate) para Dólares Norte-Americanos e Euros, publicada pela Reuters (ou outra fonte disponível comercialmente que forneça tais cotações), de 6 (seis) meses.

“Litigantes Atuais” significa os Credores Concursais que na data deste Plano estejam litigando contra qualquer das Recuperandas, suas Afiliadas e/ou seus Diretores, atuais ou passados, nos Estados Unidos da América, nos Países Baixos (Holanda) ou nas Ilhas Cayman e os credores, conforme definidos no contrato de crédito relativo ao Sr. J.R. Berkenbosh em sua qualidade de agente fiduciário (“trustee”) no procedimento de falência da Oi Brasil Holdings Cooperatief U.A., datado de 4 de julho de 2017, contra o acervo em liquidação por falência da COOP (o “DIP Financing”).

“Mediação/Conciliação/Acordo” significa qualquer procedimento a ser instaurado nos termos da Lei nº 13.140, de 26 de junho de 2015.

“Ministério das Comunicações” significa o órgão do poder Executivo Brasileiro criado pelo Decreto-lei nº 200, de 25 de fevereiro de 1967, que regula os serviços de telecomunicações, postais e radiodifusão.

“Notificação Opção de Pagamento” significa a notificação a ser enviada pelos Credores Quirografários Bondholders, com exceção dos Bondholders Não-Qualificados titulares de Créditos Quirografários dos Bondholders até R$50.000,00 (cinquenta mil Reais), no prazo de até 15 (quinze) dias corridos contados da Homologação Judicial do Plano, na forma do Anexo 4.5.5 e nos termos da Cláusula 4.5.5, para manifestar seu interesse em aderir a uma das Opções de Pagamento dos Credores Quirografários Bondholders definidas na Cláusula 4.3.3.

“Novas Notes” significa as Notes a serem emitidas nos termos da Cláusula 4.3.3.3.

“Novo Conselho de Administração” significa o Conselho de Administração da Oi a ser composto na forma prevista na Cláusula 9.4.

“NYSE” significa a New York Stock Exchange, a bolsa de valores de Nova York.

“Oi” significa a OI S.A. – em recuperação judicial, sociedade anônima de capital aberto, inscrita no CNPJ/MF sob o nº 76.535.764/0001-43, com sede e principal estabelecimento na Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070.

“Oi Coop” significa a Oi Brasil Holdings Coöperatief U.A. – em recuperação judicial, pessoa jurídica de direito privado constituída de acordo com as Leis da Holanda, inscrita no CNPJ/MF sob o nº 16.770.090/0001-30, com sede em Amsterdam, Schiphol Boulevard 231, B tower, 5º andar, 1118 BH Schiphol, e principal estabelecimento na cidade do Rio de Janeiro - RJ.

“Oi Móvel” significa a Oi Móvel S.A. – em recuperação judicial, sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 05.423.963/0001-11, com sede no Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), Brasília - DF, no Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), CEP 70.713-900.

“OPEX” significa o resultado dos custos contínuos que uma empresa tem para se manter funcionando. É a sigla da expressão em inglês “operational expenditure”.

“Partes Isentas” significa as Recuperandas, suas Afiliadas, controladas, subsidiárias, coligadas, entidades associadas, e outras sociedades pertencentes ao mesmo grupo, e seus respectivos acionistas, diretores, conselheiros, funcionários, advogados, assessores, agentes, mandatários e representantes, incluindo seus antecessores e sucessores.

“Partes Isentas Investidores Backstoppers” significa os Investidores Backstoppers e as entidades por eles controladas, subsidiárias e afiliadas, e outras sociedades pertencentes ao mesmo grupo societário e econômico, seus diretores, conselheiros, acionistas minoritários, parceiros, empregados e assessores e sucessores.

“Partes Protegidas” significa em relação aos Litigantes Atuais suas empresas subsidiárias, controladas, coligadas, controladoras, sucedidas e sucessoras, atuais ou pretéritos, bem como mandatários, diretores, administradores, gerentes, fundadores, sócios, membros, empregados, agentes, representantes, membros de conselho consultivo, assessores financeiros, advogados, contadores, consultores, bancos de investimento e outros profissionais, na capacidade de assessores das partes envolvidas, e em relação às RECUPERANDAS suas empresas subsidiárias, controladas, coligadas, controladoras, sucedidas e sucessoras, atuais ou pretéritos, bem como mandatários, diretores, administradores, gerentes, fundadores, membros, empregados, agentes, representantes, assessores financeiros, advogados, contadores, consultores, bancos de investimento e outros profissionais, na capacidade de assessores das partes envolvidas

“Pessoa” significa qualquer indivíduo, firma, sociedade, companhia, associação sem personalidade jurídica, parceria, trust ou outra pessoa jurídica ou de decisão administrativa que não seja objeto de questionamento no Poder Judiciário.

“Petição Conjunta ME/EPP ou Classe III” significa a petição conjunta a ser apresentada nos termos da Cláusula 4.3.2.6, no formato e teor a serem divulgados pelas Recuperandas.

“Período de Transição" significa o período compreendido entre a data de Aprovação do Plano, a ocorrência e conclusão do Aumento de Capital Capitalização de Créditos, 12 (doze meses) contados da Homologação do Plano ou 28 de fevereiro de 2019, o que ocorrer primeiro.

“Plano ou PRJ” significa este plano de recuperação judicial conjunto, incluindo todos aditamentos, modificações, alterações e complementações, e incluindo todos anexos e documentos mencionados nas cláusulas deste Plano.

“Plano Geral de Metas de Universalização” significa os planos que preveem as obrigações de universalização, que são periodicamente revistos por meio da edição de decretos pelo Governo Federal (atualmente, está em vigor o PGMU III aprovado pelo Decreto nº 7.512, de 30 de junho 2011, com metas para o período entre 2011 e 2016).

“Plano Geral de Outorgas” significa o plano que definiu as regiões e setores para concessões e autorizações do Serviço Telefônico Fixo Comutado, instituído pelo decreto nº 6.654, de 20 de novembro de 2008.

“Plano Nacional de Banda Larga” significa uma iniciativa do Governo Federal criada pelo Decreto nº 7.175, de 12 de maio de 2010, que tem como objetivo principal massificar o acesso à internet em banda larga no país, principalmente nas regiões mais carentes da tecnologia.

“Portugal Telecom” significa a Portugal Telecom, empresa portuguesa de telecomunicações.

“Processos” significa todo e qualquer litígio, em esfera judicial, administrativa ou arbitral (em qualquer fase, incluindo execução/cumprimento de sentença) em curso na Data do Pedido envolvendo discussão relacionada a qualquer dos Créditos Concursais perante o Poder Judiciário ou Tribunal Arbitral, conforme o caso, inclusive reclamações trabalhistas.

“Programa de DR” significa o programa de certificados de depósito (Depositary Receipts - DR), emitidos no exterior por instituição depositária.

“PTIF” significa a Portugal Telecom International Finance B.V. – em recuperação judicial, pessoa jurídica de direito privado constituída de acordo com as Leis da Holanda, com sede em Amsterdam, Naritaweg 165, 1043 BW, e principal estabelecimento na cidade do Rio de Janeiro - RJ.

“Real” significa a moeda corrente na República Federativa do Brasil.

“Receita Líquida da Venda de Ativos” significa os recursos da alienação de ativos líquidos dos custos diretos relacionados a respectiva operação (incluindo custos com assessoria legal, contábil e financeira e comissão e vendas) e qualquer realocação de despesas incorridas, e tributos e taxas pagas ou a pagar em decorrência da respectiva alienação de ativos.

“Reconhecimento do Plano na Jurisdição do Credor” significa toda e qualquer decisão ou ordem judicial necessária para que este Plano possa produzir seus regulares efeitos na jurisdição aplicável ao Credor em questão.

“Recuperação judicial” significa este processo de recuperação judicial, autuado sob o nº 0203711-65.2016.8.19.0001, em curso perante o Juízo da Recuperação Judicial.

“Recuperandas” significa a Oi, Telemar, Oi Móvel, Copart 4, Copart 5, Oi Coop e PTIF.

“Regiões I, II e III” significa as regiões do território brasileiro dividias pelo Plano Geral de Outorgas para concessões e autorizações do Serviço Telefônico Fixo Comutado, sendo que a Região I compreende 16 estados localizados nas regiões Norte, Nordeste e Sudeste do Brasil, a Região II compreende o Distrito Federal e nove estados localizados nas regiões Norte, Centro-Oeste e Sul, e a Região III compreende o Estado de São Paulo.

“Relação de Credores do Administrador Judicial” significa a lista de credores elaborada pelo Administrador Judicial na forma do artigo 7, §2º da LFR.

“Reorganização Societária” significa a reorganização societária a ser realizada nos termos da Cláusula 0 deste Plano.

“Reunião de Credores” significa a reunião de Credores Elegíveis para deliberação de assuntos previstos neste Plano, cuja convocação, instalação e deliberação observará a Cláusula 8.1.

“Saldo de Caixa” significa a soma das seguintes contas do balanço patrimonial ativo consolidado: 1.01.01 Caixa e Equivalentes de Caixa; e 1.01.02 Aplicações Financeiras, apurados nos Demonstrativos Financeiros Padronizados – DFPs consolidadas da Oi.

“Saldo de Caixa Mínimo” com relação a qualquer exercício fiscal, significa o maior valor entre: (1) 25% da soma do OPEX e do CAPEX para o respectivo exercício fiscal, calculado anualmente com base nas demonstrações financeiras consolidada anuais da Oi para o respectivo exercício fiscal; ou (2) R$ 5.000.000.000,00 (cinco bilhões de Reais). Adicionalmente, durante (i) os 5 (cinco) exercícios fiscais seguintes ao exercício em que for concluído o Aumento de Capital – Novos Recursos, quaisquer recursos oriundos de Aumento de Capital – Novos Recursos serão adicionados ao cálculo do Saldo de Caixa Mínimo; e (ii) os 4 (quatro) exercícios fiscais seguintes ao exercício em que eventualmente for concluído um aumento de capital da Oi, quaisquer recursos oriundos do respectivo aumento de capital serão adicionados ao cálculo do Saldo de Caixa Mínimo.

“SELIC” significa a taxa média ajustada dos financiamentos diários apurados no Sistema Especial de Liquidação e Custódia para títulos federais, cuja aplicação observa a Lei nº 10.522, de 19 de julho de 2002.

“Taxa de Câmbio” significa, para qualquer evento (exceto nos casos de Taxa de Câmbio Conversão e Taxa de Câmbio Votação), a taxa de fechamento de venda de dólares dos Estados Unidos da América/Real e Euro/Real, conforme aplicável, divulgada pelo Banco Central em seu sítio de internet, na seção Cotações e Boletins, opção “Cotações de Fechamento de Todas as Moedas em uma Data”, ou qualquer outra taxa que venha a substituí-la, e a taxa de fechamento de venda de Euro/dólares dos Estados Unidos da América, divulgada no sistema de informações da Bloomberg.

“Taxa de Câmbio Conversão” significa a taxa de fechamento de venda do dia 11 de dezembro de 2017 de dólares dos Estados Unidos da América/Real e Euro/Real, conforme aplicável, divulgada pelo Banco Central em seu sítio de internet, na seção Cotações e Boletins, opção “Cotações de Fechamento de Todas as Moedas em uma Data”, ou qualquer outra, taxa que venha a substituí-la, e a taxa de fechamento de venda do dia 11 de dezembro de 2017 de Euro/dólares dos Estados Unidos da América, divulgada no sistema de informações da Bloomberg.

“Taxa de Câmbio Votação” significa a taxa de fechamento de venda do Dia Útil imediatamente anterior à Assembleia Geral de Credores que deliberar sobre a aprovação do Plano de dólares dos Estados Unidos da América/Real e Euro/Real, conforme aplicável, divulgada pelo Banco Central em seu sítio de internet, na seção Cotações e Boletins, opção “Cotações de Fechamento de Todas as Moedas em uma Data”, ou qualquer outra, taxa que venha a substituí-la.

“Telemar” significa a Telemar Norte Leste S.A. – em recuperação judicial, sociedade anônima de capital fechado, inscrita no CNPJ/MF sob o nº 33.000.118/0001-79, com sede e principal estabelecimento na Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070.

“TR” significa a taxa de referência instituída pela Lei nº 8.177/91, conforme apurada e divulgada pelo Banco Central do Brasil, cujo produto agregar-se-á ao saldo do valor nominal do Crédito para fins de cálculo do valor pecuniário das obrigações previstas neste Plano, e que será devido nas datas de pagamento aqui estabelecidas. No caso de indisponibilidade temporária da TR, será utilizado, em sua substituição, o último número-índice divulgado, calculado pro rata temporis por Dias Úteis, porém, não cabendo, quando da divulgação do número-índice devido, quaisquer compensações financeiras. Na ausência de apuração e/ou divulgação do número-índice por prazo superior a 5 (cinco) Dias Úteis após a data esperada para sua divulgação, ou, ainda, no caso de sua extinção ou por imposição legal ou determinação judicial, a TR deverá ser substituída pela substituta determinada legalmente para tanto.

“Trustee dos Bonds” significa o The Bank of New York Mellon e Citicorp Trustee Company Ltd., agentes fiduciários nos termos das Escrituras de Emissão dos Bonds, conforme o caso, bem como as sociedades que são por eles direta ou indiretamente controladas, seus diretores, administradores e funcionários, ou outro agente que venha a ser indicado em substituição ao The Bank of New York Mellon e/ou Citicorp Trustee Company Ltd. nos termos das Escrituras de Emissão dos Bonds.

“UPI” significa as unidades produtivas isoladas que serão alienadas nos termos do artigo 60 da LFR.

“Valor Justo de Mercado” significa, com relação a qualquer ativo, o preço (que, para evitar dúvidas, levará em conta qualquer passivo associado com ativo relacionado) que seria pago por um comprador disposto para um vendedor disposto não afiliado em uma operação comercial que não envolva sequestro de bens ou coação de qualquer parte, determinado em boa-fé pelo Conselho de Administração da Oi.

Anexo 2.6

Laudos

Anexo 3.1.3

Ativos

Alienação, direta ou indiretamente, dos seguintes ativos:

UNITEL, S.A., sociedade de direito angolano, com o número de identificação fiscal 5410003144, registrada na Conservatória do Registro Comercial de Luanda sob o número 44/199, com sede na Talatona, Sector 22, via C3, Edifício UNITEL, Luanda Sul, Angola.

BRASIL TELECOM CALL CENTER S.A., sociedade anônima inscrita no CNPJ/MF sob o nº 04.014.081/0001-30 e na Junta Comercial do Estado de Goiás sob o NIRE 53 3 0000758-6, com sede na Rodovia BR 153, Km 06, S/N, Bloco 03, Vila Redenção, na cidade de Goiânia, Estado de Goiás, CEP 74.845-090.

TIMOR TELECOM, S.A., sociedade anônima, pessoa coletiva nº 1014630, registrada na Direção Nacional do Comércio Doméstico sob o número 01847/MTCI/XI/2012, com sede na Rua Presidente Nicolau Lobato, Timor Plaza, 4º andar, em Díli, Timor Leste.

A formalização da alienação dos bens localizados nos endereços listados abaixo está sujeita à prévia verificação da inexistência de impedimentos ou vedações de natureza administrativa ou judicial:

•         BR 101 KM 205 (Barreiros/Almoxarifado), no Estado de Santa Catarina e registrado sob a matrícula nº 40564;

•         Av Madre Benvenuta, no Estado de Santa Catarina e registrado sob a matrícula nº 48391;

•         Rua Cel Genuino, no Estado do Rio Grande do Sul e registrado sob as matrículas nº 8.247, 24.697, 24.698, 24.699, 11.046, 11.047;

•         Av. Joaquim de Oliveira, no Estado do Rio Grande do Sul e registrado sob a matrícula nº. 114.947;

•         Avenida Lauro Sodre nº 3290, no Estado de Rondônia e registrado sob a matrícula nº 24743;

•         Rua Gabriel de Lara, no Estado do Paraná e registrado sob a matrícula nº 16059;

•         Rua Neo Alves Martins nº 2263, no Estado do Paraná e registrado sob a matrícula nº 58948;

•         Travessa Teixeira de Freitas nº 75 (Complexo Merces F), no Estado do Paraná e registrado sob as matrículas nº 36731, 36732, 36733, 36734, 36735, 36736, 36737, 36738, 36739, 36740 e 36741;

•         Avenida Teixeira de Freitas nº 141 (Complexo Merces G), no Estado do Paraná e registrado sob a matrícula nº 15049;

•         Rua Visconde Nacar nº 234 (Complexo Merces B), no Estado do Paraná e registrado sob a matrícula nº 26912;

•         Rua Visconde do Rio Branco nº 397 (Complexo Merces A), no Estado do Paraná e registrado sob a matrícula nº 13940;

•         Avenida Goias, no Estado de Goiás e registrado sob as matrículas nº 42.041 e 42.042;

•         Avenida Getulio Vargas S/N, no Estado de Roraima e registrado sob as matrículas nº 46.241, 46.242, 46.243 e 46.244;

•         Rua Sabino Vieira / Rua Chaves De Faria nº 85/ R.S.L. Gonzaga nº 275, no Estado do Rio de Janeiro e registrado sob a matrícula nº 55316;

•         Rua Dr. Miguel Vieira Ferreira (Rua Uranos 1139), no Estado do Rio de Janeiro e registrado sob a matrícula nº 51186;

•         Estr. Pau da Fome nº 2716, no Estado do Rio de Janeiro e registrado sob a matrícula nº 105885;

•         Avenida Nossa Senhora de Copacabana n° 462 A, lj e, s/lj, no Estado do Rio de Janeiro e registrado sob a matrícula nº 67704;

•         Rua dos Limoeiros nº 200, no Estado do Rio de Janeiro e registrado sob a matrícula nº 10409;

•         Camaragibe - Estrada de Aldeia - Km-125, no Estado de Pernambuco e registrado sob a matrícula nº 2503;

•         Rua do Principe nº 156 e nº 120, no Estado de Pernambuco e registrado sob a matrícula nº 24857;

•         Rua Itambe nº 200, no Estado de Minas Gerais e registrado sob a matrícula nº 38227;

•         Rua Vitorio Nunes Da Motta nº 220, Enseada do Suá no Estado do Espírito Santo e registrado sob a matrícula nº 52265;

•         Rua Silveira Martins, Cabula, nº 355 no Estado da Bahia e registrado sob a matrícula nº 76908;

•         Rua Prof. Anfrisia Santiago nº 212, no Estado da Bahia e registrado sob a matrícula nº 12798;

•         Avenida Getulio Vargas - BL. A, nº 950, no Estado do Amazonas e registrado sob a matrícula nº 14610;

•         Rua Goias, S/N, Farol, no Estado de Alagoas e registrado sob a matrícula nº 75071;

•         Rua Zacarias da Silva, Lote 2, Barra da Tijuca (Alvorada), na cidade e Estado do Rio de Janeiro e registrado sob a matrícula nº 381171;

•         Rua Senador Pompeu, nº 119 - 5º andar, Centro, na cidade e Estado do Rio de Janeiro e registrado sob a matrícula nº 106766;

•         Rua Alexandre Mackenzie, nº 75, Centro, na cidade e Estado do Rio de Janeiro e registrado sob as matrículas nº 274011, 274012, 274013, 274014, 274015, 274039, 274040, 274041, 274042;

•         Rua do Lavradio, nº 71, Centro (Arcos), na cidade e Estado do Rio de Janeiro e registrado sob a matrícula nº 70149;

•         Rua Araribóia, nº 140, São Francisco, na cidade de Niterói, Estado do Rio de Janeiro e registrado sob a matrícula nº 10770;

•         Rua Assai, s/n, Jardim Pindorama, na cidade de São Félix do Araguaia, Estado de Mato Grosso e registrado sob a matrícula nº 3825;

•         Rua Sena Madureira, nº 1070, na cidade de Fortaleza, Estado de Ceará e registrado sob a matrícula nº 1409;

•         Rua Manoel P. da Silva (Cap. Pereirinha, S/N), na cidade de Corumbá, Estado de Mato Grosso do Sul e registrado sob as matrículas nº 24.969, 24.970, 24.971, 24.972 e 24.973;

•         Av Nicanor de Carvalho, nº 10, na cidade de Corumbá, Estado de Mato Grosso do Sul e registrado sob a matrícula nº 12295;

•         Pq. Triunfo de Cotegipe, S/N – João Dantas, na cidade de Alagoinhas, Estado da Bahia e registrado sob a matrícula nº 775;

•         Estrada Velha do Amparo, KM 4, na cidade de Friburgo, Estado do Rio de Janeiro e registrado sob a matrícula nº 5283;

•         Av. Prudente de Morais, nº 757 B, Bairro Tirol, na cidade de Natal, Estado do Rio Grande do Norte e registrado sob a matrícula nº 28639;

•         Av. Afonso Pena, nº 583, na cidade de Manaus, Estado do Amazonas e registrado sob a matrícula nº 7496;

•         Rua Leitão da Silva, nº 2.159, Itararé (CONJED), na cidade de Vitória, Estado do Espírito Santos e registrado sob as matrículas nº 46.977 e 46.978;

•         BLOCO C, QUADRA 02, SETOR COMERCIAL CENTRAL, Planaltina, na cidade de Brasília, Distrito Federal e registrado sob a matrícula nº 801;

•         Rua Padre Pedro Pinto nº1460, Venda Nova (ISFAP), na cidade de Belo Horizonte, Estado de Minas Gerais e registrado sob a matrícula nº 4187;

•         Rua 2 De Setembro, nº 733, Campo De Futebol, na cidade de Blumenau, Estado de Santa Catarina e registrado sob a matrícula nº 598;

•         BR 116, KM 159, Rua Cel Antônio Cordeiro, 3950, Altamira, na cidade de Russas, Estado do Ceará e registrado sob a matrícula nº 180;

•         Rua Correa Vasques,69, Cidade Nova, na cidade e Estado do Rio de Janeiro e registrado sob as matrículas nº 40962, 40963, 40964, 40965, 40966, 40967, 40968, 40969, 40970, 40971, 40972, 41190;

•         Rua Walter Ianni, Anel Rodoviário, KM 23,5 - Bairro Aarão Reis/São Gabriel (PUC MINAS), na cidade de Belo Horizonte, Estado de Minas Gerais e registrado sob a matrícula nº 27601.

Anexo 4.2.4

Créditos com Garantia Real

Anexo 4.3.1.2(a1)

Opção de Reestruturação I  – Créditos em Reais

Anexo 4.3.1.2(a2)

Opção de Reestruturação I  – Créditos em Reais

Anexo 4.3.1.2(b)

Opção de Reestruturação I  – Créditos em Dólares Norte-Americanos

Anexo 4.3.3.1(f)

Instrumento Créditos Quirografários dos Bondholders Não-Qualificados

Anexo 4.3.3.3.(f)

Créditos Quirografários dos Bondholders Qualificados – Novas Notes

Anexo 4.3.3.5(c)

Condições precedentes

 São condições precedentes para o Aumento de Capital Capitalização de Créditos conforme disposto na Cláusula 4.3.3.5(c) do Plano, que deverão ser verificadas ou formal e expressamente dispensadas pelos Credores Quirografários Bondholders Qualificados em Reunião de Credores, conforme previsto no Anexo 8.1, as seguintes Condições Precedentes:

(i)                 o Plano ter sido aprovado pela Assembleia Geral de Credores, na forma do artigo 45 da LFR;

(ii)               ter havido a Homologação Judicial do Plano sem qualquer ressalva, modificação ou restrição que afete, direta ou indiretamente, qualquer direito dos Credores Quirografários Bondholders Qualificados na forma do Plano, individual ou coletivamente considerados, desde que

(ii.a) não haja recurso interposto contra a decisão de Homologação Judicial do Plano (artigo 58 da LFR) ao qual tenha sido atribuído efeito suspensivo ou, caso tenha sido atribuído efeito suspensivo ao recurso, tenha sido reconsiderada ou revogada a decisão que atribuiu o efeito suspensivo por outra decisão singular ou colegiada; ou

(ii.b) não haja nenhuma ação judicial ou administrativa em que tenha sido pleiteada e concedida medida liminar, antecipação de tutela e/ou qualquer medida ou segurança semelhante que tenha o efeito de suspender ou inviabilizar a Homologação Judicial do Plano e/ou a implementação, no todo ou em parte, deste Plano ou, caso seja concedida a referida medida liminar, antecipação de tutela e/ou qualquer medida ou segurança semelhante, a concessão seja reconsiderada ou revogada pela autoridade jurisdicional competente

 (iii)             não ter havido nenhuma violação a qualquer obrigação assumida pelo Grupo Oi nos termos do ou como consequência deste Plano;

(iv)

(iv.a) a ANATEL, representada pela Advocacia Geral da União, não tenha apresentado novas contestações ou recursos em juízo ou insistido nas contestações ou recursos em juízo existentes na data de Aprovação do Plano em relação a este Plano ou à reestruturação objeto deste Plano, inclusive a novação e/ou a reestruturação dos Créditos Concursais Agências Reguladoras, na forma da Cláusula 4.3.4; ou

 (iv.b) a ANATEL não tenha proferido em sede de processo administrativo decisão determinando a intervenção ou atos equivalentes afetando as concessões e/ou autorizações operadas pelo Grupo Oi ou que possam resultar em um Efeito Adverso Relevante;

(v)               os Créditos Concursais Agências Reguladoras tenham sido novados e reestruturados nos termos deste Plano;

(vi)             tenham sido obtidas todas as autorizações regulatórias e legais necessárias para implementação do Aumento de Capital – Capitalização de Créditos, incluindo mas não se limitando às autorizações da ANATEL e, se aplicável, do CADE;

(vii)           não existam ações, condenações ou contingências trabalhistas, previdenciárias, tributarias, cíveis e/ou ambientais, administrativas e/ou de qualquer outra natureza, incluindo mas não se limitando a investigações anticorrupção ou ações similares contra o Grupo Oi, que tornem as Recuperandas responsáveis pelo pagamento de qualquer quantia superior a R$ 10 bilhões de reais, individualmente consideradas, e/ou que resultem ou possam resultar em um Efeito Adverso Relevante.

Anexo 7.1

Reorganizações Societárias

  Incorporação da Oi Internet S.A. na Oi ou Telemar ou Oi Móvel;
  Incorporação da Oi Móvel na Telemar ou na Oi;
  Incorporação da Telemar na Oi;
  Incorporação da Paggo Administradora Ltda. na Oi Móvel;
  Incorporação da Brasil Telecom Comunicação Multimídia Ltda. na Telemar ou na Oi;
  Incorporação da Copart 4 na Telemar;
  Incorporação da Copart 5 na Oi;
  Incorporação ou versão de ativos da SEREDE - Serviços de Rede S.A. em uma ou mais Recuperandas;
  Incorporação ou versão de ativos da Rede Conecta Serviços de Rede S.A. em uma ou mais Recuperandas;
  Qualquer reorganização que não cause Efeito Adverso Relevante nas sociedades integrantes do Grupo Oi e que não modifique substancialmente a natureza dos negócios das sociedades integrantes do Grupo Oi.

Anexo 8.1.

Reunião de Credores

1.1.            Representação dos Credores. Em até 15 (quinze) dias contados da Homologação do Plano, os Credores Quirografários Bondholders Qualificadosdeverão enviar comunicado ao Grupo Oi,nos termos da Cláusula 13.6do Plano para indicar o(s) procurador(es) habilitados a representá-los nas Reuniões de Credores que vierem a ser convocadas nos termos do Plano, com os seguintes dados: (i) qualificação completa; (ii) telefone; (iii) endereço eletrônico (email); e (iv) endereço.

1.2.            O Grupo Oi ficará desobrigado de convocar para as Reuniões de Credores os Credores Quirografários Bondholders Qualificadosque não observarem o prazo acima estipulado, sendo que a ausência de convocação de tais Credores não configurará descumprimento, pelo Grupo Oi, das obrigações assumidas nesta Cláusula.

1.2.1.      Qualquer alteração nos dados enviados pelos Credores Quirografários Bondholders Qualificados ao Grupo Oideverá ser imediatamente comunicada ao Grupo Oi, mediante nova comunicação nos termos da Cláusula 13.6do Plano. A impossibilidade de convocação do CredorQuirografário Bondholder Qualificado, em razão da ausência de tal comunicação, não será interpretada como descumprimento, pelo Grupo Oi, de sua obrigação de convocar os Credores Quirografários Bondholders Qualificados para a Reunião de Credores.

1.3.            Regras de Convocação, Instalação e Deliberação. As regras de convocação, instalação e deliberação da Reunião de Credores são as seguintes:

(i) a convocação será feita com, no mínimo, 8 (oito) dias de antecedência para a primeira convocação e 5 (cinco) dias para a segunda convocação;

(ii) a Reunião de Credores instalar-se-á, em primeira convocação, com a presença de Credores Quirografários Bondholders Qualificados titulares de mais de 50% (cinquenta por cento) dos Créditos Quirografários Bondholders Qualificados ou, em segunda convocação, com qualquer quórum;

(iii) o voto de cada Credor Quirografário Bondholder Qualificadoserá proporcional ao valor de seu respectivo Crédito. Os Créditos em moeda estrangeira deverão ser convertidos pela Taxa de Câmbio Conversão;

(iv) salvo se de outra forma previsto neste Plano, as deliberações serão tomadas pelos Credores Quirografários Bondholders Qualificados que representem mais da metade (50% + R$ 1,00) do valor total dos Créditos Quirografários Bondholders Qualificados presentes à Reunião de Credores;

(v) as Reuniões de Credores deverão ocorrer sempre na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na República Federativa do Brasil, em local a ser definido oportunamente pelo Grupo Oi;

(vi) a convocação dos Credores Quirografários Bondholders Qualificados será feita pelo Grupo Oi, por iniciativa própria ou a pedido de Credores Quirografários Bondholders Qualificados representando ao menos 20% (vinte por cento) dos Créditos Quirografários Bondholders Qualificados, através de comunicação enviada por e-mail a qualquer dos procuradores indicados pelo Credor Quirografário Bondholder Qualificado para este fim, nos termos da Cláusula 13.6 do Plano. Caso o Grupo Oi, solicitado por Credores Quirografários Bondholders Qualificados representando ao menos 20% (vinte por cento) dos Créditos Quirografários Bondholders Qualificados, deixe de convocar a Reunião de Credores em até 5 (cinco) Dias Úteis contados da respectiva solicitação, tais Credores Quirografários Bondholders Qualificados poderão convocar a Reunião de Credores em nome próprio, devendo ser reembolsados, pelo Grupo Oi, pelos custos incorridos; e

(vii) naquilo que não estiver expressamente disposto neste Anexo, serão aplicadas por analogia as regras previstas na LFR para instalação e deliberação em Assembleia Geral de Credores.

Anexo 9.2.

Membros do Conselho de Administração Transitório

1. José Mauro Mettrau Carneiro da Cunha, CPF nº 299.637.297-20 – Presidente

2. Ricardo Reisen de Pinho, CPF nº 855.027.907-20 – Vice-Presidente

3. Marcos Duarte Santos, CPF nº 014.066.837-36

4. Luis Maria Viana Palha da Silva, CPF nº 073.725.141-77

5. Pedro Zañartu Gubert Morais Leitão, passaporte português nº M655076

6. Helio Calixto da Costa, CPF nº 047.629.916-00

7. Marcos Rocha, CPF 801.239.967-91

8. Eleazar de Carvalho Filho, CPF: 382.478.107-78

9. Marcos Grodetzky, CPF 425.552.057-72

Nas ausências ou impedimentos temporários do Presidente do Conselho de Administração Transitório, este será substituído em suas funções e prerrogativas pelo Vice-Presidente do Conselho de Administração Transitório.

Exhibit B

CERTIFIED ENGLISH TRANSLATION OF THE BRAZILIAN REORGANIZATION PLAN

**Cristina Gonzales**

Tradutora Pública e Intérprete Comercial

Inglês - Português

JUCESP nº 787
CCM ...88-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

...º 7952 Livro nº 166 Página nº 392

I, Cristina Gonzales, certified public translator, duly admitted and sworn by the Commercial Registry of the State of São Paulo, Brazil, hereby certify that a *copy* of a document written in PORTUGUESE was submitted to me, the translation of which is as follows:

**CONSOLIDATED JUDICIAL REORGANIZATION PLAN OF**

OI S.A. – UNDER JUDICIAL REORGANIZATION

TELEMAR NORTE LESTE S.A. – UNDER JUDICIAL REORGANIZATION

OI MÓVEL S.A. – UNDER JUDICIAL REORGANIZATION

COPART 4 PARTICIPAÇÕES S.A. – UNDER JUDICIAL REORGANIZATION

COPART 5 PARTICIPAÇÕES S.A. – UNDER JUDICIAL REORGANIZATION

PORTUGAL TELECOM INTERNATIONAL FINANCE BV – UNDER JUDICIAL REORGANIZATION

OI BRASIL HOLDINGS COÖPERATIEF UA – UNDER JUDICIAL REORGANIZATION

December 20, 2017

**OI S.A. – Under Judicial Reorganization** ("Oi"), a publicly held corporation, registered with the CNPJ/MF under No. 76.535.764/0001-43, with a registered office and a principal place of business at Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070; **TELEMAR NORTE LESTE S.A. – Under Judicial Reorganization** ("TELEMAR"), a closely held corporation, registered with the CNPJ/MF under No. 33.000.118/0001-79, with a registered office and a principal place of business at Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070; **OI MÓVEL S.A. – Under Judicial Reorganization** ("OI MÓVEL"), a closely held corporation, registered with the CNPJ/MF under No. 05.423.963/0001-11, with a registered office and a principal place of business at Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), Brasília - DF, at Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), CEP 70.713-900; **COPART 4 PARTICIPAÇÕES S.A. – Under Judicial Reorganization** ("COPART 4"), a closely held corporation, registered with the CNPJ/MF under No. 12.253.691/0001-14, with a registered office and a principal place of business at Rua General Polidoro, 99, 4º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004; **COPART 5 PARTICIPAÇÕES S.A. – Under Judicial Reorganization** ("COPART 5"), a closely held corporation, registered with the CNPJ/MF under No. 12.278.083/0001-64, with a registered office and a principal place of business at Rua General Polidoro, 99, 5º andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004; **PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. – Under Judicial Reorganization** ("PTIF"), a private legal entity organized and existing under the Laws of the Netherlands, with a registered office in Amsterdam, Naritaweg 165, 1043 BW, and principal place of business in this city of Rio de Janeiro; and **OI BRASIL HOLDINGS COÖPERATIEF U.A. – Under Judicial Reorganization** ("OI COOP"), a private legal entity organized and existing under the Laws of the Netherlands, registered with the CNPJ/MF under No. 16.770.090/0001-30, with a registered office in Amsterdam, Schiphol Boulevard 231,B tower, 5th floor, 1118 BH Schiphol, and principal place of business in this city of Rio de Janeiro (OI, TELEMAR, OI MÓVEL, COPART 4, COPART 5, PTIF, and OI COOP are hereinafter collectively

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 393*

referred to as "Oi Group" or "Debtors"), present, in the records of Judicial reorganization proceeding No. 0203711-65.2016.8.19.0001, pending at the 7th Commercial Court of the District of the Capital-RJ ("Judicial Reorganization"), in compliance with the provisions of art. 53 of Law 11.101/2005 ("LFR"), the present joint judicial reorganization plan ("Plan" or "PRJ"), in accordance with the following terms and conditions:

**1. Definitions and Interpretation Rules**

**1.1. Definitions.** The terms and expressions printed in uppercase in this Plan will have the meanings attributed to them in **Exhibit 1.1**.

**1.2. Interpretation Rules.**

**1.2.1.** The Plan must be read and interpreted in accordance with the rules provided for in this **Section 1.2** and its exhibits.

**1.2.2.** Whenever required by the context, the definitions contained in this Plan will apply both in the singular and in the plural forms, and the masculine gender will include the feminine gender and vice-versa.

**1.2.3.** The headers and titles of the clauses in this Plan should only serve as reference information and will not limit or affect the meaning of the clauses, paragraphs, or items to which they apply.

**1.2.4.** Unless otherwise expressly provided for in this Plan, the exhibits and documents referred to in this Plan form an integral part or the Plan for all legal purposes and its content is binding. References to any documents or other instruments include all their amendments, replacements, and consolidations, as well as the respective complementation, unless otherwise expressly provided for in this Plan.

**1.2.5.** Unless otherwise expressly provided for in this Plan, references to chapters, clauses, items, or exhibits will apply to chapters, clauses, items, and exhibits to this Plan.

**1.2.6.** Under the terms of the applicable legislation, unless otherwise expressly provided for in this Plan, all references to the Debtors must be interpreted so as to include the legal entities to succeed them in their obligations, by reason of the corporate reorganization provided for in this Plan.

**1.2.7.** The use of the terms "included" and "including", among other similar terms in this Plan, followed by any statement, notice, or general subject cannot be interpreted so as to limit this statement, notice, or general subject to the items or specific subjects immediately included after the referred word — as well as similar items or subjects —, and must, on the contrary, be considered as a reference to all other items or subjects that could reasonable be included in the widest possible scope of such statement, notice, or subject, and these terms will always be interpreted as though they were accompanied with the term "for example purposes".

**1.2.8.** References to legal provisions and Laws must be interpreted as references to such legal provisions and Laws as they were in effect on the date of this Plan or on the date specifically determined by the context.

**1.2.9.** All terms provided for in this Plan will be counted as provided for in art. 132 of the Civil Code, excluding the start date and including the expiration date, and, if the final term falls on a day

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 394*

rather than a Business Day, it will be automatically extended to the immediately subsequent Business Day.

**1.2.10.** Unless otherwise expressly provided for in this Plan: (*a*) in case of conflict between the clauses in this Plan, the clause that contains specific provisions will prevail over that which contains generic provisions; (*b*) in case of conflict between the provisions of the exhibits and/or documents referred to in this Plan and the provisions of this Plan, the Plan will prevail; and (*c*) in case of conflict between the provisions of this Plan and the obligations provided for in any agreements signed by the Debtors and/or their Affiliates prior to the Request Date, the Plan will prevail.

## 2. Miscellaneous

**2.1. Oi Group and its Operations.** Oi Group started its operations with the provision of fixed telephony services, but, throughout the years, by keeping up with the technological cycles and the market demand, it expanded its operation also to mobile telephony, Internet, and pay television areas, among others.

Currently, the Debtors provide telecommunication services in an integrated manner and under the same brand – "Oi" –, offering a variety of converging products, for both fixed and mobile telephony. Today, Oi Group is the largest fixed telephony service provider in Brazil (and one of the largest in Latin America), with 13.4 million lines in operation, which represents a market share of 34.1% of the total market of the country, servicing homes, companies, and telephony for public use. In addition, it is one of the largest conglomerates in the segment of mobile telephony, with a market share of 17.4% in this sector.

Oi Group's operations also cover fixed and mobile broadband services, Wi-Fi, TV, and public telephony, considering that its supply of converging and integrated services has shown to be successful and necessary, as it helps increase user loyalty.

Oi Group also provides data communication and telephony services on an exclusive basis to 100% of the army sites located in Brazil's dry border, in addition to operating Comandante Ferraz station's telecommunications system, in the Antarctic, in partnership with the Ministry of Navy.

The social relevance of Oi Group is reflected in the expressive figures associated with tax revenue and the generation of employment; between 2013 and 2016 alone, Oi Group paid approximately BRL 34 billion to the public treasure in taxes, and currently relies on more than 131.3 thousand direct and indirect job slots in Brazil. Also, Oi Group *(i)* is engaging in social projects and initiatives, such as "Oi Futuro", a social responsibility institute created in 2001 that includes projects in the segments of education, sustainability, sports, and culture, as well as *(ii)* participates in the conduction of public policies, such as the National Broadband Plan and Broadband in Schools.

In addition, Oi Group enables the electronic counting of votes in local and state elections occurred in the country, and thus makes possible the integration between the information obtained from 2,113 electoral districts and 12,244 electoral sections of the Regional Electoral Courts, which enables the transmission of this information to the Superior Electoral Court.

Oi Group's operations are concentrated in Regions I, II, and III of the General Plan of Concessions (described in the initial petition of the Judicial Reorganization), and all telecommunication services provided depend on the prior concession of ANATEL, whether by means of grants, authorizations, licenses, or registrations.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 395*

In brief, Oi Group is one of the largest corporate conglomerates in the country, and is present in all 5,570 Brazilian cities, servicing more than 63 million clients. Within this context, the importance of Oi Group is unquestionable, not only to the Brazilian telecommunications system, but also and especially to the nationwide population, and therefore its uplift and recovery are crucial.

**2.2. Oi Group's Structure.** The corporate structure of Oi Group is represented in the organizational chart below:

Oi
(holding + STFC concession)
TELEMAR
(STFC concession)
PTIF
(financial vehicle)
Oi Coop
(financial vehicle)
Copart 5
(financial vehicle)
Oi Móvel (SMP authorization and SeAC)
Copart 4
(financial vehicle)

As highlighted in the initial petition of the Judicial Reorganization, the activities of Oi Group are developed in a coordinated manner and under the corporate, operational, financial, administrative, and managerial single control of OI, which acts as a holding entity (in addition to being the holder of the concession of the "Commuted Fixed Telephone Service" – STFC [*Serviço Telefônico Fixo Comutado*] in Region II) of the group and whose shares are listed in the B3 and in the NYSE (in the latter case, with negotiation in the ADR format).

OI MÓVEL and COPART 4 are subsidiaries wholly owned by TELEMAR, which in turn is a subsidiary wholly owned by the controller OI, as well as PTIF, OI COOP, and COPART 5.

Fixed telephony operations are performed by TELEMAR, the concessionaire of the public service in point, while the provision of the cable TV services is the responsibility of OI MÓVEL, which is also the holder of the authorization to operate mobile telephony services.

PTIF, OI COOP, COPART 4, and COPART 5 are Oi Group's investment companies. The first two entities, existing and organized under the Laws of the Netherlands, are mere financial vehicles of Oi Group, organized to obtain funds in the international market, which are intended, through loans, for the funding of activities in Oi Group's operating companies in Brazil, considering that this structure is regularly used by several Brazilian conglomerates. Whereas the latter two are the owners of some of the main properties leased for Oi Group in the State of Rio de Janeiro.

**2.3. <u>Reasons for the Crisis</u>.** The current financial situation of Oi Group is a result of several factors. The retention of a large amount of funds in court deposits arising from discussions within the regulatory, labor, tax, and civil scope, with immediate impact on the liquidity of Oi Group, as well as with the imposition of high administrative fines, particularly by ANATEL, has contributed to the worsening of Oi Group's financial situation.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 396*

The change in the standards of consumption of telecommunication services, due to the technological evolution, worsened this scenario of financial difficulties even more. With the mass supply of mobile telephony, cable TV and Internet services, the attractiveness of fixed telephony services was reduced, which resulted in a decrease in the base of subscribers of Oi Group in this segment.

Notwithstanding the foregoing, the level of the objectives and goals associated with the obligations of universalization of fixed telephony services (consolidated in the General Plan of Universalization Goals, as provided for in the General Telecommunications Law) has remained stable since 1998, the year on which the concession agreements in effect were signed. Therefore, within the context of the referred obligations of universalization, Oi Group finds itself forced to make heavy investments in certain regions and remote locations, with low demographic density and a low-income population, obtaining, as a compensation, a small financial return as compared with the regulatory requirement of these investments.

Numbers regarding public telephones (popularly known as "*orelhões*", "big ears", in English) are an example of this lack of proportion between the obligations imposed to the Debtors within the scope of the universalization requirements *vis-à-vis* its financial compensation: currently, Oi Group operates approximately six hundred and forty-one thousand (641,000) public telephones across Brazil (with the exception of São Paulo), at an annual cost of approximately one hundred eighty million Reais (BRL 180,000,000.00), while the annual revenue generated by these public telephones is only two million seven hundred thousand Reais (BRL 2,700,000.00) in 2016 (considering that a reduction of more than 90% was verified between 2009 and 2016).

In addition, the costs to obtain funds incurred by Oi Group – taking into account the high interest rates adopted nationwide, as well as the need for and cost of foreign exchange protection for funds obtained abroad – are higher than the costs to obtain funds incurred by its direct competitors, who are international players, which also contributed to the deterioration of Oi Group's financial situation.

On the other hand, it is notable that the Country's economic scenario has been deteriorating over the past years, thus directly impacting the operations performed by Oi Group and negatively affecting its liquidity. Moreover, the profile of the market covered by fixed telephony concessionaires competing with the Debtors is more homogeneous and the economic power of their users is materially higher than that of those covered by Oi Group in its area of activity (larger and more heterogeneous than the area of activity of its competitors).

The combination of these factors prevented compliance with several obligations, primarily those assumed by reason of operations involving financial loans and fund raising through the issuance of bonds and debentures, which balances represent the majority of Oi Group's current indebtedness, which gave rise to the request for Judicial Reorganization.

**2.4** **<u>Previous Measures Adopted</u>**. Since the first signs of deterioration of its financial health, Oi Group has been collaborating with external financial and legal advisors, in Brazil and abroad, to help it in the negotiation process with creditors and in the assessment of feasible alternatives for its reorganization.

Over the past quarters, Oi Group has been implementing an internal restructuring project – referred to as "Transformation Plan" – comprising more than three hundred and seventy (370) initiatives, considering that the great majority of them have already been executed or are in the process of execution, which, in general terms, intends to increase its competitiveness in the market, improve

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-3636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 397*

productivity, and reduce costs and expenses, increase operational efficiency, and improve the quality of the services.

As a result, we could highlight the following in this period: (i) the launchings of innovative plans, such as Oi Livre in mobile telephony and Oi Total Play in the residential segment; (ii) the significant improvement of operational indicators, such as, for instance, the thirty-three point three percent (33.3%) reduction in the average time to solve defects and the thirty-one point three percent (31.3%) reduction in the average time to install services, both during the second quarter of 2017, in relation to the second quarter of 2016; (iii) the reduction of BRL one billion and two hundred million Reais (BRL 1,200,000,000.00) in costs and expenses in the first six months of 2017 in relation to the same period in 2016 and (iv) the improvement in several quality indicators, such as the twenty-eight point six percent (28.6%) reduction in incoming complaints at ANATEL, the twenty-one point six percent (21.6%) reduction in incoming complaints at Procon, and the fifty-eight point seven percent (58.7%) reduction in the filing of complaint actions in the Special Civil Court (JEC - *Juizado Especial Cível*), all in the second quarter of 2017 in relation to the second quarter of 2016.

**2.5. <u>Reasons for the Joint Plan</u>**. Oi Group consists of companies that, under Oi's common control, have a relevant economic and operational interconnection resulting especially from the interdependence and complementariness of the activities and services they provide, in addition to the management of the companies' funds to the benefit of the common interest.

Oi Group's managerial, administrative, and financial decisions are made by the controlling company, OI. On the other hand, Oi Group's internal and corporate processes and organization are also integrated and fully unified.

In addition to this single and consolidated direction of the converging and integrated activities, and to the direct operational and commercial bond, the Debtors have a strict economic and financial relationship strongly interconnected among themselves, by virtue of agreements, guarantees, and obligations that bind them and make them financially dependent on one another.

The Debtors are parties to several intercompany loan agreements executed due to the management of Oi Group's funds for the sake of the common interest. Furthermore, there are several debt agreements executed by Oi, Telemar, and Oi Móvel with financial institutions, in addition to several guarantees granted by one of the group's companies in favor of the other. Among the transactions that demonstrate the Debtors' economic and financial connection, we highlight: (*i*) the issuance of bonds in the international market by PTIF and Oi Coop, and Oi appears as full guarantor in such transactions, as well as the issuance of bonds, by Oi, in the international market, with Telemar appearing as guarantor of some series of such bonds; and (*ii*) the issuance of real estate Credit Bills, by COPART 4 and COPART 5, backed by the receivables corresponding to the rent amounts of real estates leased to Oi and Telemar, with Oi appearing as debtor and Telemar as guarantor in the agreement executed by COPART 5.

Furthermore, the operation center where the remote monitoring of the entire network of Oi Group is made is located in properties owned by COPART 4 and COPART 5, and leased to Oi Group.

From a commercial and operational point of view, Oi, Telemar, and Oi Móvel share the same physical and logistic infrastructure, and use "multi-service" networks through which communications and data related to different concessions of Oi Group travel (fixed and mobile telephony, Internet, and TV signal). This business model – which consists of a consolidated practice in the telecommunications sector – enables Oi Group to offer and sell several integrated package plans that

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 398*

include converging services under the single "Oi" brand, which encourages the loyalty of users, reduces the rate of discontinuation of consumers with respect to each one of the services contracted, and enables competition between Oi Group and the other operators of telecommunication services. Therefore, a significant part of the operating assets is intended for the provision of varied services, which would render unfeasible an eventual separation according to the owning company.

Therefore, considering the business model adopted by Oi Group, with integration and convergence in the provision of telecommunication services, the many cross guarantees and the consolidation of the corporate, operational, financial, administrative, and managerial control at Oi, the solution of the economic and financial crisis must occur in a joint and consolidated manner, under penalty of risking Oi Group's restructuring process, which plays a crucial social role, to the evident detriment of the Creditors and other holders of interest (including those of social nature) that surround them, all interested in the resolution of the present situation (government, investors, financial institutions, employees, suppliers, consumers, etc.).

Assuming that some of the entities in Oi Group could not be the subject matter of reorganization, while others are under reorganization, implies ignoring the damaging consequence that would oppose to the remaining activity, in light of the legal and practical complexities that the lack of success of one of the companies could create, as the uplift of an entity in Oi Group depends on the reorganization of the entire group in conjunction, as provided for in this Plan and in the initial petition of the Judicial Reorganization.

**2.6. Economic, Financial, and Operational Feasibility of Oi Group**. Notwithstanding the difficulties and factors that affect Oi Group, giving rise to the request for Judicial Reorganization, the current financial situation is temporary and transitory, considering that Oi Group is in a position to revert it, taking into account its economic magnitude.

The activities performed by the Debtors are profitable and feasible, and generate for Oi Group, in 2016, a gross revenue in the amount of forty-five billion Reais (BRL 45,000,000,000.00) and a net revenue of approximately twenty-six billion Reais (BRL 26,000,000,000.00). In addition, recent events reinforce the conclusion drawn with respect to the profitability of the activities of the Debtors and the feasibility of Oi Group. With the launching of the new "Oi" brand, to date, it was possible to verify (*i*) an increase in the sale of new "Oi Total" plans; (*ii*) a significant increase in the so-called RGU (revenue generating unit, equivalent to each service contracted); (*iii*) an increase in the operational efficiency; and (*iv*) a reduction in the service discontinuity rate.

Moreover, it is known that discussions between ANATEL and the Ministry of Communications are in an advanced stage with regard to changes in the regulatory environment, which can result in the transformation of the concessions into authorizations, as well as in the change in the legal system of the reversible assets, releasing the concessionaires from many of their obligations and making them more competitive in relation to their competitors operating under an authorization system. In fact, there are Legislative Bills in an advanced stage that are intended exactly to increase security in the change in the model, which will benefit all concessionaires, rather than only those linked to Oi Group. These changes will positively impact the Debtors' situation, and therefore, they are also considered very important for the effective uplift of Oi Group, with the preservation of their corporate activities and, consequently, the maintenance of the source of production and employment, encouraging the company's social function and stimulating economic activity, which are objectives expressly stated in the LFR and expressed in indelible clauses of the Brazilian Constitution.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 399*

The feasibility of the Plan and the measures provided for therein for the reorganization of Oi Group is attested and confirmed by the Reports, under the terms of art. 53, items II and III, of the LFR, which are included in **Exhibit 2.6** of this Plan.

## 3. Primary means of Reorganization

**3.1. Overview.** Oi Group proposes the adoption of the measures listed below as a means to overcome its current and temporary economic and financial crisis, which are detailed in the specific sections of this Plan, under the terms of the LFR and other applicable Laws:

**3.1.1. Credits Restructuring**: Oi Group will restructure and equalize its liabilities associated with Pre-Petition Credits and, at the discretion of Oi Group, with Post-Petition Credits whose holders wish to be subject to the effects of this Plan, under the terms of **Section 4** of this Plan. Pre Petition Creditors will remain creditors of Debtor that was its original debtor, except any changes arising from corporate reorganizations made pursuant this Plan or specific provision in a different sense in this Plan, and observing in any case the provision of **Section 3.1.1.2** of this Plan.

**3.1.1.1.** Debtors shall employ their best efforts to cancel the respective bonds issued and currently existing, in compliance with the provisions of the applicable legislation to each jurisdiction of Debtors, and may take all applicable and required measures in any and every applicable jurisdiction, including Brazil, United States of the America and United Kingdom, in order to comply with the respective applicable legislations and implement the measures set forth in this Plan, and they may, in such cases, consult third parties in relation to bonds issued abroad, such as, for instance, depositary institutions, in order to ensure that the measures to be implemented are in compliance with the legislations of the respective jurisdictions, except the provision of **Section 11.4**.

**3.1.1.2.** Due to the consolidated nature of this Plan, Debtors shall be jointly liable for the fulfillment of all obligations set forth in this Plan.

**3.1.2. Mediation/Conciliation/Agreement:** Oi Group can file Mediation/Conciliation/Agreement procedures with its Creditors contained in the Creditors' List of the Bankruptcy Trustee during the Judicial Reorganization, under the terms of **Section 4.4.**, as per the judicial decisions rendered on the topic.

**3.1.3. Disposal of Permanent Assets**: as a manner of obtaining funds, Oi Group can dispose of the assets included in the permanent (noncurrent) assets of the Debtors listed in Exhibit **3.1.3**, as well as other movable or immovable assets included in its permanent assets, as per **Section 5.1** and art. 66 of the LFR., provided that possible requirements, authorizations or limitations that may be necessary are complied with, notably in regard to ANATEL.

**3.1.4. Capital Increase – New Funds:** Oi Group shall, pursuant to **Section 6** of this Plan and observing the provision of the Backstop Agreement, increase the capital in four billion Reais (BRL4,000,000,000.00), in order to ensure the minimum funds to make the necessary CAPEX investments and modernization of its infrastructure aiming at the implementation of the business plan contemplated in this Plan.

**3.1.5. New Funds**: Oi Group can also prospect and adopt measures, including during the Judicial Reorganization, with the purpose of obtaining new funds under the terms of **Section 5.3**, through the implementation of eventual capital increases or other manners of raising funds in the capital market, to be approved on the terms of this Plan and of the respective bylaws of the companies of Oi Group,

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 400*

provided that it is in accordance with the provisions of this Plan and of arts. 67, 84, and 149 of the LFR. Any new funds raised in the capital market will be of a post-petition nature for the purposes of the provisions of the LFR, except regarding any capital increase, as they do not represent payment obligations.

**3.1.6.** **Corporate Reorganization:** Oi Group can make the Corporate Reorganization, under the terms of **Section 7** of this Plan, with the purpose of obtaining a more efficient structure that is appropriate to the implementation of the proposals provided for in this Plan and to the continuity of its activities, or any other corporate reorganization to be timely defined by the Debtors, provided that it does not cause a Material Adverse Effect on the companies included in Oi Group.

**3.1.7.** **Transitional Amendments to the Governance:** In order to guarantee the execution of the measures provided for in this Plan and taking into consideration the several interests involved in the scope of the Judicial Reorganization, this Plan has transitional rules of corporate governance related to the creation of a Transitional Board of Directors and the formation of a New Board of Directors, so as to ensure the institutional stability of Oi Group and the implementation of this Plan.

**3.1.8.** **Court Deposits:** After the Judicial Ratification of the Plan, Oi Group can immediately withdraw the full amount of the Court Deposits that have not been used for payment, as provided for in this Plan.

4. **Credit Restructuring:**

**4.1.** **Labor Credits.** In accordance with **Sections 4.1.2** and **4.1.3** below, Labor Credits, as per the amounts indicated in the Creditors' List of the Bankruptcy Trustee, will be paid in national currency, after the end of the grace period of one hundred and eighty (180) days as of the Judicial Ratification of the Plan, in five (5) equal and successive monthly installments, considering that the first installment will mature on the last Business Day of the grace period abovementioned, and the other installments on the same day in the subsequent months, upon Court Deposit in the case records of the Proceedings in which the Labor Creditor is a party or if the Labor Creditor is not a party of the Court Proceedings, observing the provisions in **Section 13.4**.

**4.1.1.** Labor Credits not yet acknowledged on the date expected for the first payment as set forth in **Section 4.1** above, will be paid as follows, after being acknowledged:

(a) if held by Labor Creditors not in the Court Deposits Labor Creditor category, their payment will be made with a judicial deposit, in the case records of the Proceedings, after the final decision rendered in court that closes the Proceeding and ratifies the amount owed without the possibility of objection by Oi Group, in accordance with **Section 4.1**, starting the term of one hundred and eighty (180) days of the grace period, on the date on which the referred decision is rendered in court, considering that the first installment will mature on the last Business Day of the grace period abovementioned, and the other installments on the same day in the subsequent months; or

(b) if owned by Court Deposits Labor Creditors (or those which eventually meet this category, if any Court Deposit is made by Oi Group in the respective Proceeding dealing with the Labor Credit in point after the presentation of this Plan to the Judicial Reorganization Court, their payment will be made in accordance with **Section 4.1.2** below.

**4.1.2.** **Court Deposits Labor Creditors.** Labor Credits held by Court Deposits Labor Creditors will be paid through the withdrawal of the amount of the Court Deposit by the respective Court

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 401*

Deposits Labor Creditor, after the Judicial Ratification of the Plan, up to the limit of the amount of the referred Labor Credit contained in the Creditors' List of the Bankruptcy Trustee.

**4.1.2.1.** In the event that the Court Deposit referred to in **Section 4.1.2** above is greater than the amount of the respective Labor Credit contained in the Creditors' List of the Bankruptcy Trustee, the exceeding amount will be withdrawn by Oi Group.

**4.1.2.2.** In the event that the Court Deposit referred to in **Section 4.1.2** above is evidently less than the amount of the respective Labor Credit contained in the Creditors' List of the Bankruptcy Trustee, the remaining balance of the respective Labor Credit will be paid with a judicial deposit, in the case records of the Proceedings, in national currency, after the decision rendered by the Labor Court that ratifies the amount owed and after the end of the grace period of one hundred and eighty (180) days as of the Judicial Ratification of the Plan, in five (5) equal and successive monthly installments, considering that the first installment will mature on the last Business Day of the grace period abovementioned, and the other installments will mature on the same day in the subsequent month, always with a judicial deposit, in the case records of the Proceedings.

**4.1.2.3.** In accordance with **Section 4.1.2.1** above, the amount of the Labor Credit held by the Court Deposits Labor Creditor will be paid for purposes of indemnity, comprising any and all fees of the respective Labor Attorneys or other professionals, as well as court expenses and costs incurred by the Court Deposits Labor Creditor in point.

**4.1.3. Fundação Atlântico Labor Credit.** The Fundação Atlântico Labor Credit will be paid under the following conditions, in accordance with the amount contained in the Creditors' List of the Bankruptcy Trustee:

**4.1.3.1. Grace Period:** grace period of amortization of the principal of five (5) years, as of the date of the Judicial Ratification of the Plan.

**4.1.3.2. Installments:** amortization of the principal in six (6) annual and successive installments, with the first installment maturing on the last Business Day of the grace period referred to in **Section 4.1.3.1** above.

**4.1.3.3. Interest/inflation adjustment:** INPC + five point five percent (5.5%) per year, incurred as of the Judicial Ratification of the Plan, considering that (*i*) the interest and inflation adjustment incurred throughout the first five (5) years as of the Judicial Ratification of the Plan will not be paid during this period, and will be capitalized to the amount of the principal on a yearly basis; and (*ii*) the interest incurred on the new amount of the principal will be paid annually as of the last Business Day of the month in which the term referred in item (*i*) above ends, in conjunction with the installments regarding the amortization of the principal.

**4.2. Secured Credits.** Secured Credits will be grouped and paid as follows:

**4.2.1. Grace Period:** grace period of amortization of the principal of seventy-two (72) months, from the date of the Judicial Ratification of the Plan.

**4.2.2. Principal:** the amount of the principal will be paid in one hundred eight (180) monthly and successive installments, with the first installment maturing on the fifteenth (15th) day of the seventy-third (73rd) month from the Judicial Ratification of the Plan, and the others on the same day, every

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 402*

subsequent month, as of the first payment, as per the percentages of the amount of the principal described in the following progressive table:

| **Months** | **Percentage of the amount to be amortized per month** |
|---|---|
| 0 to 72nd | 0.0% |
| 73rd to 132nd | 0.33% |
| 133rd to 179th | 1.67% |
| 180th | 1.71% |

**4.2.3** **Interest:** Long-Term Interest Rate (TJLP), disclosed by the Central Bank, added by 2.946372%, considering that:

(*i*) interest incurred throughout the first four (4) years from the Judicial Ratification of the Plan will not be paid during this period, and will be capitalized on a yearly basis to the amount of the principal, so that the balance of the principal at the end of each year is the initial balance of the period added to the interest capitalized during the period in point, as per the following formula:

**final balance of the period = initial balance of the period x** $(1+t)^{DC/360}$,

where *t* represents the inflation adjustment and interest rate originally contracted and DC represents consecutive days; and

(*ii*) as of the fifteenth (15th) day of the forty-ninth (49th) month from the Judicial Ratification of the Plan, the interest incurred on the new amount of the principal will be paid on a monthly basis, in national currency, until the full payment of the principal under the terms of this Plan.

**4.2.4** **Other contractual conditions:** the Debtors undertake to comply, until the full payment of the Secured Credits, the terms and conditions described in **Exhibit 4.2.4.**

**4.3** **Unsecured Credits.**

**4.3.1** **Payment and Restructuring of Unsecured Credits:** Unless otherwise provided for in this Plan, each Unsecured Creditor may opt, at its discretion, to have the entirety of its respective Unsecured Credits paid in the manner set forth in **Section 4.3.1.1** or restructured by means of the options set forth in Sections **4.3.1.2 and 4.3.1.3** below, without possibility of voluntary division of the amount of credit among the referred to options and observing the respective Unsecured Credits limits.

**4.3.1.1** **Linear Payment of Unsecured Credits:** Except if set forth otherwise in this Plan:

(i) Unsecured Creditors holding ME/EPP Credits or Class III Credits in an amount equal to or less than one thousand Reais (BRL 1,000.00): The Unsecured Creditors that opt for the credit payment form set forth in this **Section 4.3.1.1** will receive their respective Credits in one single installment by the twentieth (20th) Business Day as of the Judicial Ratification of the Plan or the Acknowledgment of the Plan in the Creditor's Jurisdiction, as applicable, limited to the amount of the Creditors' List of the Bankruptcy Trustee.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 403*

(ii) Unsecured Creditors holding ME/EPP Credits or Class III Credits in an amount superior to one thousand Reais (BRL 1,000.00): The Unsecured Creditors may opt, through the electronic platform made available by Oi at the electronic address www.recjud.com.br, for receipt under the terms of this **Section 4.3.1.1**, provided that they agree to receive only the amount of one thousand Reais (BRL 1,000.00) as full payment of their respective Unsecured Credit, as applicable, which comprises, when applicable, any and all attorney's or other professional fees, as well as court expenses and costs incurred by the Unsecured Creditor in point. Within this context, the payment will be made by the twentieth (20th) Business Day from the end of the term for the choice of credits payment to be made by the respective Unsecured Creditor through the electronic platform made available by Oi at the electronic address www.recjud.com.br, and neither the ME/EPP or Class III Creditor, nor its attorneys will be eligible to receive any amounts in addition to that indicated in this **Section 4.3.1.1.**

**4.3.1.2 Restructuring Option I:** Unsecured Creditors holding ME/EPP or Unsecured Credits or Class III Credits may opt for Restructuring Option I, by which their respective Unsecured Credits shall be restructured, up to six (6) months from the date of the Judicial Ratification of the Plan, under **Section 4.3.1.2.1** and in observance of the limit set forth in items (a) and (b) below for Unsecured Credits in Reais and United States Dollars, respectively.

**(a)** A part of the Unsecured ME/EPP Credits or Class III Credits will be represented in Reais by the amount of the Unsecured Credits in Reais which choose Restructuring Option I, up to the maximum limit of ten billion Reais (BRL 10,000,000,000.00), and each Unsecured Creditor may choose one of the following payment options: (i) restructuring of the Unsecured Credit in Reals, as per the terms and conditions provided for in **Exhibit 4.3.1.2(a1)**; (ii) private debentures as per the terms and conditions provided for in **Exhibit 4.3.1.2(a2)**; or (iii) public debentures, in the same terms and conditions of the private debentures; and

**(b)** A part of the Unsecured ME/EPP Credits or Class III Credits will be represented in United States Dollars by the amount of the Unsecured Credits in United States Dollars which choose Restructuring Option I, in accordance with the provisions of art. 50, paragraph 2, of the LFR, up to the maximum limit of one billion one hundred and fifty million United States Dollars (USD 1,150,000,000.00) and paid under the terms and conditions provided for in **Exhibit 4.3.1.2(b)**, assuming Debtors the liens related to the taxes that may be levied in Brazil, including, but not limited to, the lien of the withholding income tax (gross up). In the event the choices of Unsecured Creditors of the payment option provided for in **Section 4.3.1.3** do not reach the limit set forth in **Section 4.3.1.3**, an occasional remaining balance shall be automatically added to the limit established in this **Section 4.3.1.2(b).**

**4.3.1.2.1** In observance of the proportional allocation of the Unsecured Credits subject to Restructuring Option I in view of the entirety of ME/EPP or Class I Unsecured Credits payable within the limits set forth in items (a) and (b) of **Section 4.3.1.2**, as applicable, the ME/EPP or Class III Credits in point will be restructured as follows:

**(a)** **Grace Period:** grace period of amortization of the principal of sixty (60) months, from the Judicial Ratification of the Plan;

**(b)** **Principal**: the amount of the principal will be amortized in twenty-four (24) semi-annual and successive installments, with the first installment maturing on the twenty-fifth (25th) day of the sixty-sixth (66th) month from the Judicial Ratification of the Plan, and the others on the same day,

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 404*

every six (6) months, as of the first payment, as per the percentages of the amount of the principal plus the capitalized interest (as per item (c) below), pursuant to the following progressive table:

| **Semesters** | **Percentage of the amount to be amortized per semester** |
|---|---|
| 0 to 10th | 0% |
| 11th to 20th | 2.0% |
| 21st to 33rd | 5.7% |
| 34th | 5.9% |

(c) **Interest:** (*A*) ME/EPP or Class III Credits originally denominated in Reais will incur interest corresponding to the annual rate of eighty percent (80%) of the CDI; and (*B*) ME/EPP or Class III Credits originally denominated in United States Dollars, interest of one point seventy-five percent (1.75%) per year, considering that the interest shall be annually capitalized by the amount of principal and paid on a semi-annual basis as of the twenty-fifth (25th) day of the sixty-sixth (66th) month counted as from the date of the Judicial Homologation of the Plan.

(d) **Assignment of Rights**: The contractual instruments that may be entered into with such ME/EPP Unsecured Creditors or Class III, as the case may be, and any claims within the scope of such contractual instruments and any legal, equitable rights or any other economic interests provided for in such contractual instruments or arising therefrom, may only be transferred, assigned, contributed, made available or in other way disposed of (in whole or in part), upon notification to Debtors pursuant to Article 290 of the Civil Code and as long as the following are observed (i) the Code of Ethics of Group Oi available on this date at the address http://ri.oi.com.br and (ii) that the respective assignment does not involve individuals or legal entities indicated in the list of the Office of Foreign Assets Control (OFAC), of the Treasury Department of the United States of America.

**4.3.1.2.2** Once the limit established in item **(a)** of **Section 4.3.1.2** above for Unsecured Credits to be restructured in Reais or the limit set forth in item **(b)** of Section **4.3.1.2** above for Unsecured Credits to be restructured in United States Dollars is reached, the Creditors holding ME/EPP Credits or Class III Credits that have chosen the Restructuring Option I shall have part of their Unsecured Credits paid according to the option chosen, proportionally and limited to the amount of the respective Unsecured Credit presented in the List of Creditors of the Bankruptcy Trustee. The remaining balances shall be automatically allocated to be paid according to **Section 4.3.6** below.

**4.3.1.3 Restructuring Option II:** The Unsecured Creditors holding ME/EPP Unsecured Credits or Class III Credits may choose the Restructuring Option II, according to which the respective Unsecured Creditors shall be restructured by the amount of the Unsecured Credits in United States Dollars that choose the Restructuring Option II, within up to six (06) months from the date of Judicial Ratification of the Plan, pursuant to **Section 4.3.1.3.1** and observing the maximum limit of eight hundred fifty million United States Dollars (USD 850.000.000,00) for Unsecured Credits.

**4.3.1.3.1** Complying with the proportional allocation of the Unsecured Credits that choose the Restructuring Option II regarding the total amount of ME/EPP or Class III Credits to be paid within the limit set forth in **Section 4.3.1.3.**, the ME/EPP or Class III Credits in question shall be restructured as follows:

**(a) Grace Period:** grace period of amortization of principal of sixty (60) months, counted from the Judicial Ratification of the Plan.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SSP
*Tradução nº 7952* *Livro nº 166* *Página nº 405*

(b) **Principal**: the amount of principal shall be amortized in twenty-four (24) successive installments on a semi-annual basis, and the first one shall be due on the twenty-fifth (25th) day of the sixty-sixth (66th) month counted from the Judicial Ratification of the Plan, and the other installments shall be due on the same day every six (06) months as of the first payment, according to percentages of the amount of principal, plus capitalized interest (according to item (c) below), described in the progressive table below:

| Semesters | Percentage of the amount to be amortized per semester |
|---|---|
| 0 to 10th | 0% |
| 11th to 20th | 2.0% |
| 21rd to 33rd | 5.7% |
| 34th | 5.9% |

(c) **Interest:** interest of one-point twenty-five percent (1.25%) per year, considering that the interest shall be capitalized on an annual basis by the amount of principal and paid on a semi-annual basis from the twenty-fifth (25th) day of the sixty-sixth (66th) month counted from the date of Judicial Ratification of the Plan, taking into consideration that:

(i) Ten percent (10%) of the interest incurred during the sixty (60) first months as of the Judicial Ratification of the Plan will be paid every six months, in cash, on the twenty-fifth (25th) day of the interest period;

(ii) Ninety percent (90%) of the remaining interest and inflation adjustment incurred during the first sixty (60) months from the Judicial Ratification of the Plan, will not be paid during this period, and will be capitalized on a yearly basis to the amount of the principal, so that the balance of the amount of the principal at the end of each year is the initial balance of the period added to the interest capitalized during the period; and

(iii) as of the sixty-sixth (66th) month counted from the Judicial Ratification of the Plan, one hundred percent (100%) of the interest and nflation adjustment incurred on the new principal will be paid every semester, on the twenty-fifth (25th) day of each interest period.

**4.3.1.3.2** **Assignment of Rights**: The contractual instruments to be entered into with such ME/EPP or Class III Unsecured Creditors, as applicable, and any claims thereunder and any legal, equitable or other economic interest set forth therein shall not be transferred, assigned, contributed, conveyed, or otherwise alienated (in whole or in part), including but not limited to by way of sub-participation or discounting of any of such contractual instruments in a manner that would alter the ultimate beneficiary thereof without the prior consent in writing from the Debtors and all ME/EPP or Class III Unsecured Creditors that choose the Restructuring Option II. In addition, no encumbrance or lien on, or right in, any such contractual instruments may be granted or conveyed by any ME/EPP or Class III Unsecured Creditors that choose the Restructuring Option II without the prior consent in writing from the Debtors and all ME/EPP or Class III Unsecured Creditors, as applicable, that choose the Restructuring Option II.

**4.3.1.3.3.** Once the limit set forth in **Section 4.3.1.3** above for Unsecured Credits is reached, Creditors holding ME/EPP or Class III Credits that have opted for Restructuring Option II shall have part of their Unsecured Credits paid pursuant to the chosen option, in a pro rata manner and limited to the amount of the respective Unsecured Credit included in the Creditors' List of the Bankruptcy Trustee. The outstanding balances shall be automatically paid under **Section 4.3.6** below.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 406*

**4.3.1.3.4.** If the choices of Unsecured Creditors of this payment option do not reach the limit set forth in Section **4.3.1.3** above, an occasional remaining balance shall be automatically added to the limit set forth in Section **4.3.1.2(b)**. Accordingly, if the choices of the Unsecured Creditors of the payment option set forth in **Section 4.3.1.2(b)** do not reach the limit established in **Section 4.3.1.2(b)**, any remaining balance shall be automatically added to the limit established in **Section 4.3.1.3**.

**4.3.1.3.5. Other contractual conditions:** The other conditions applicable to the payment of the Unsecured Credits as set forth in **Section 4.3.1.3** are described in **Exhibit 4.3.1.5**, assuming Debtors the liens related the liens related to the taxes that may be levied in Brazil, including, but not limited to, the lien of the withholding income tax (gross up).

**4.3.2. Court Deposits for the Payment of Unsecured Credits:** Unless otherwise provided for in this Plan, ME/EPP Credits held by Court Deposits ME/EPP Strategic Unsecured Creditors and Class III Credits held by Court Deposits Class III Strategic Unsecured Creditors contained in the Creditors' List of the Bankruptcy Trustee and acknowledged by the Debtors, in the latter case in accordance with the terms of **Section 4.3.2.2**, will be paid based upon withdrawal of the amount of the Court Deposit by the respective Court Deposits Strategic Unsecured Creditor, after the Judicial Ratification of the Plan, until the limit of the amount of the referred Unsecured Credit, as applicable, contained in the Creditors' List of the Bankruptcy Trustee, and acknowledged by the Debtors, in the latter case, in accordance with the terms of **Section 4.3.2.2.**

**4.3.2.1.** Notwithstanding the provisions of **Section 4.3.2** above, the payment of Class III Credits held by Court Deposits Class III Strategic Unsecured Creditors shall be made pursuant to the following discount percentages of the amount of the referred Class III Credit contained in the Creditors' List of the Bankruptcy Trustee and acknowledged by the Debtors, in the latter case in accordance with the terms of **Section 4.3.2.2**, as described in the progressive table below:

| **Credit Amount Interval** | **% of Deduction** |
|---|---|
| Up to BRL 1,000.00 | 0.0% |
| BRL 1,000.01 to BRL 5,000.00; | 15.0% |
| BRL 5,000.01 to BRL 10,000.00 | 20.0% |
| BRL 10,000.01 to BRL 150,000.00 | 30% |
| Above BRL 150,000.00 | 50% |

**4.3.2.2.** As applicable, Unsecured Credits not yet acknowledged on the date expected for the choice made by the respective Unsecured Creditor through the electronic platform made available by Oi at the electronic address www.recjud.com.br, and that, after being acknowledged, are held by ME/EPP or Class III Unsecured Creditors who are Court Deposit ME/EPP Strategic Unsecured Creditors or Court Deposit Class III Strategic Unsecured Creditors, as applicable, shall be paid under **Section 4.3.2** above, and, as applicable, in accordance with the provisions of **Section 4.3.2.1** above. In such case, the respective Court Deposits Strategic Unsecured Creditor (*i*) cannot file an objection or question in any other way the amount indicated in the Creditors' List of the Bankruptcy Trustee or in an equivalent document, or (*ii*) if Oi Group files an objection regarding the amount indicated in the Creditors' List of the Bankruptcy Trustee or in an equivalent document, it must agree to the amount indicated in the respective objection filed by Oi Group.

**4.3.2.3.** In the event that, after presentation of this Plan to the Judicial Reorganization Court, any Court Deposit is made by Oi Group in the respective Proceedings in which the Unsecured Credit in point is discussed and the respective Unsecured Creditor accepts the conditions provided for in

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 407*

**Sections 4.3.2** and **4.3.2.1**, as applicable, so that its Unsecured Credit is framed within the concept set forth in **Section 4.3.2.2** above, such Unsecured Credits may also be paid under **Section 4.3.2** above, and, as applicable, also in accordance with the provisions of **Section 4.3.2.1** above. In such case, the respective Court Deposits Strategic Unsecured Creditor (*i*) cannot file an objection or question in any other way the amount indicated in the Creditors' List of the Bankruptcy Trustee or in an equivalent document, or (*ii*) if Oi Group files an objection regarding the amount indicated in the Creditors' List of the Bankruptcy Trustee or in an equivalent document, it must agree to the amount indicated in the respective objection filed by Oi Group.

**4.3.2.4.** In the event that the Court Deposit referred to in **Section 4.3.2** above is greater than the amount of the respective ME/EPP or Class III Credit (in the latter case, obtained after the deduction of the discount indicated in **Section 4.3.2.1**) contained in the Creditors' List of the Bankruptcy Trustee, and acknowledged by the Debtors, in the latter case in accordance with the terms of **Section 4.3.2.2**, the exceeding amount will be withdrawn by Oi Group.

**4.3.2.5.** In the event that the Court Deposit referred to in **Section 4.3.2** above is demonstrably less than the amount of the respective ME/EPP or Class III Credit (in the latter case, obtained after the deduction of the discount indicated in **Section 4.3.2.1**) contained in the Creditors' List of the Bankruptcy Trustee and acknowledged by the Debtors, in the latter case in accordance with the terms of Section **4.3.2.2**, the remaining balance of the respective Court Deposits Strategic Unsecured Creditor, as applicable, will be paid in national currency, after the rendering of the decision by the relevant Court that ratifies the amount owed, in accordance with **Section 4.3.6** below.

**4.3.2.6.** For purposes of the provisions of **Sections 4.3.2** and **4.3.2.4** above, within twenty (20) Business Days from the end of the term for the choice of credits payment to be made by the respective Unsecured Creditor through the electronic platform made available by Oi at the electronic address www.recjud.com.br, the Court Deposits Strategic Unsecured Creditor in point, in conjunction with all its attorneys of record, including those eligible to costs of loss of suit, and the Debtors must present an ME/EPP or Class III Joint Petition, as applicable, directing the relevant Court (*i*) to issue the respective court permits for the withdrawal of the Court Deposit, as described in **Sections 4.3.2** and **4.3.2.4** above, as applicable, and (*ii*) the dismissal, recording of the filing, and definitive shelving of the Proceeding. The Court Deposit can only be withdrawn, in any event, after the ratification by the relevant Court of the amount owed, under the terms of the ME/EPP or Class III Joint Petition, as applicable.

**4.3.2.7.** In accordance with the provisions of **Section 4.3.2.4** above, the amount of the ME/EPP or Class III Credit held by the Court Deposits Strategic Unsecured Creditor, as applicable, will be considered as comprising any and all attorney's fees (provided that the attorney's fees are not already in Class I in the Creditors' List of the Bankruptcy Trustee) or other professional fees, as well as court expenses and costs incurred by the Court Deposits Strategic Unsecured Creditor in point. Within this context, neither the respective Court Deposits Strategic Unsecured Creditor, nor its attorneys will be eligible to receive any amount in addition to that contained in the Creditors' List of the Bankruptcy Trustee and acknowledged by the Debtors, in the latter case in accordance with the terms of **Section 4.3.2.2** (and, as applicable, in accordance with the provisions of **Section 4.3.2.1**), for the respective ME/EPP or Class III Credit.

**4.3.3. Bond Restructuring**: Given the nature of its Unsecured Credits, represented by bonds issued and negotiated abroad and governed by foreign laws, as well as by the laws and other rules applicable in the jurisdictions where such bonds are negotiated and, also, given the procedural complexity to implement the restructuring of its Unsecured Credits in comparison to the other

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 408*

Unsecured Creditors, the Bondholder Unsecured Creditors shall have their Bondholder Unsecured Credits restructured exclusively in accordance with the provisions of this **Section 4.3.3**. Depending on the issue and amount of their respective Bondholders' Unsecured Credits, the Bondholder Unsecured Creditors must expressly communicate their option for the restructuring of their Bondholder Unsecured Credits in one of the forms provided for in **Sections 4.3.3.1** or **Section 4.3.3.2** below, observing the procedure of **Section 4.5.5** of this Plan:

**4.3.3.1. Non-qualified Bondholders' Unsecured Credits Option**: The Non-qualified Bondholder Unsecured Creditors who, at the moment of their option through the sending of the Payment Option Notice, state and prove that hold Bondholders' Unsecured Credits with a maximum value of up to seven hundred and fifty thousand United States Dollars (USD 750,000.00) (or the equivalent in Reais, converted by the Conversion Exchange Rate) shall their respective Credits restructured under this **Section 4.3.3.1** and sub-clauses below:

**(a) Non-qualified Bondholders' Unsecured Credits Limit:** The maximum total amount of the Non-qualified Bondholders' Unsecured Credits to be restructured under this **Section 4.3.3.1** shall be limited to five hundred million United States Dollars (USD 500,000,000.00).

**(b)** **Discount**: The Non-qualified Bondholders' Unsecured Credits restructuring provided for in **Section 4.3.3.1** shall imply the reduction of the respective Non-qualified Bondholders' Unsecured Credit in fifty percent (50%). For all purposes, the discount shall be applicable, in the first place, to the interest and, afterwards, to the installment of principal that composes the Bondholders' Unsecured Credits subject to **Section 4.3.3.1**.

(c) **Grace Period**: The Grace Period of amortization of principal shall be of six (6) years, counted as from the date of Judicial Ratification of the Plan.

**(d)** **Principal:** The amount of principal shall be equal to fifty percent (50%) of the Non-qualified Bondholders' Unsecured Credits, limited to the amount of two hundred and fifty million United States Dollars (USD 250,000,000.00), and shall be amortized in twelve (12) successive installments on a semi-annual basis, and the first one shall be due on the fifteenth (15th) day of the seventy-eighth (78th) month counted from the Judicial Ratification of the Plan and the other installments shall be due on the same day every six (6) months counted from the first payment, according to percentages of the amount of principal, added by the capitalized item (as per sub-clause (d) below), described in the progressive table below:

| **Semesters** | **Percentage of the amount to be amortized per semester** |
|---|---|
| 0 to 12th | 0% |
| 13th to 18th | 4.0% |
| 19th to 23rd | 12.66% |
| 24th | 12.70% |

(e) **Interest:** Levy of interest of six percent (6%) per year in United State Dollars, as of the date of Ratification of the Plan, being capitalized on an annual basis by the amount of principal and annually paid as of the fifteenth (15th) day of the seventy-eighth (78th) month counted from the date of Judicial Ratification of the Plan.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 409*

(f) **Other contractual conditions:** the other conditions applicable to the restructuring of Non-qualified Bondholders' Unsecured Credits as provided for in **Section 4.3.3.1** are described in **Exhibit 4.3.3.1(f)**.

**4.3.3.1.1.** If the Non-qualified Bondholder Unsecured Creditor (x) fails to timely express its option to receive the payment of its respective Non-qualified Bondholders' Unsecured Credit as per Section 4.3.3.1; and/or (y) does not prove the compliance with the condition established under the terms of Section 4.3.3.1, such Non-qualified Bondholder Unsecured Creditor shall have the totality of its Non-qualified Bondholders' Unsecured Credit fully allocated to be paid pursuant to Section 4.3.6.

**4.3.3.1.2.** If the limit set forth in **Section 4.3.3.1.(a)** above is reached, the Non-qualified Bondholders' Unsecured Creditors holding Non-qualified Bondholders' Unsecured Credits whose credits are restructured as provided for in this **Section 4.3.3.1** shall have part of their Non-qualified Bondholders' Unsecured Credits paid according to the option chosen, in a pro rata manner and limited to the respective amount of Non-qualified Bondholder's Unsecured Credit. The remaining balances shall be automatically allocated to be paid pursuant to **Section 4.3.6** below.

**4.3.3.2. Qualified Bondholders' Unsecured Credits Option:** Complying with the Conditions Precedent indicated in **Exhibit 4.3.3.5(c)**, the Qualified Bondholder Unsecured Creditors holding Qualified Bondholders' Unsecured Credits in an amount above seven hundred and fifty thousand United States Dollars (USD 750,000.00) (or the equivalent in Reais converted by the Conversion Exchange Rate) that expressly and timely elect the payment option established in this **Section 4.3.3.2** by sending the Payment Option Notice shall have their respective Qualified Bondholders' Unsecured Credits restructured and paid by means of delivery of package comprised of New Notes, PTIF Shares, New Common Shares – I and Subscription Bonus under **Sections 4.3.3.3, 4.3.3.4, 4.3.3.5 and 4.3.3.6** below:

(i) common shares issued by Oi and held by PTIF, as ADRs;

(ii) a package with (a) New Notes, (b) New Common Shares – I as ADRs, and (c) Subscription Bonus, to be issued by Oi;

it being certain that the difference between the total amount of Qualified Bondholders' Unsecured Credits and the global price of shares issued by Oi and held by PTIF, New Notes, New Common Shares I and Subscription Bonus shall be used for offset of losses to shareholders account, under the terms of article 64, paragraph 3 of Decree-Law 1,598 of 1977 and of the Normative Opinion CST No. 04 of 1981. The difference that may not be offset this way shall be considered as having been the object of remission, as the first step in the implementation of this **Section 4.3.3.2**, and shall have been first applied to interested and only subsequently to the installment of the principal composing the Qualified Bondholders' Unsecured Credits.

**4.3.3.2.1. Reasons for Exchange:** For each six hundred sixty-four thousand five hundred and seventy-three United States Dollars and ninety-eight United States cents (USD 664,573.98) in Qualified Bondholders' Unsecured Credits, converted by the Conversion Exchange Rate, the respective Qualified Bondholders' Unsecured Credit shall receive, cumulatively:

**(i)** nine thousand one hundred and thirty-seven (9,137) common shares issued by Oi and held by PTIF, as ADRs, currently kept by Oi in treasury;

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 410*

**(ii)** a package with:

(a) New Notes issued at the global issuance price of one hundred forty-five thousand two hundred sixty-two United States Dollars (USD 145,262.00), which comprises the face value of one hundred thirty thousand United States Dollars (USD 130,000.00), and a premium in the issue of fifteen thousand two hundred and sixty-two United States Dollars (USD 15,262.00) justified by the attractiveness, pursuant to **Section 4.3.3.3;**

(b) one hundred nineteen thousand and seventeen (119,017) New Common Shares – I as ADRs as a result of the Capital Increase Capitalization of Credits after the Judicial Ratification of the Plan, pursuant to **Section 4.3.3.5**; and

(c) nine thousand one hundred fifty-five (9,155) Subscription Bonuses issued by Oi as additional advantage to the result of Capital Increase Capitalization of Credits after the Judicial Ratification of the Plan pursuant to **Section 4.3.3.6.**

**4.3.3.2.1.1.** The reasons for exchange set forth in Section **4.3.3.2.1** assume that the quantity of common and preferred shares issued by Oi on the date of this Plan is 825,760,902. In case of any increase in the number of shares issued by Oi, the quantities of shares received by the Qualified Bondholders' Unsecured Creditors resulting from the reasons for exchange shall be proportionally adjusted.

**4.3.3.3. <u>New Notes</u>.** The New Notes shall be issued by OI or a wholly-owned subsidiary of Oi and, as guarantors and joint Debtors, by the other Debtors, until July 31, 2018. The New Notes shall be issued in multiples of one thousand United States Dollars (USD 1,000.00) and the amounts in credits that fall short of the referred minimum amount of one thousand United States Dollars (USD 1,000.00) will not be taken into account for the purposes of this **Section 4.3.3.3**, without fractioning or proportional receipt. For clarification purposes, presumably, if a Qualified Bondholder Unsecured Creditor has a credit to receive New Notes in the amount of one hundred thirty-one thousand five hundred United States Dollars (USD 131,500.00), it will only receive New Notes with face value equivalent to one hundred thirty-one thousand United States Dollars (USD 131,000.00), and for the purposes of this **Section 4.3.3.3**, the residual amount of five hundred United States Dollars (USD 500.00) will not be taken into account. The issuance of New Notes will abide by the following terms and conditions:

**(a) <u>Limit amount of the issuance</u>**: The New Notes shall be issued as per Section **4.3.3.3**, in United State Dollars, and shall have the maximum face value of six billion and three hundred million Reais (BRL 6,300,000,000.00), converted by the Conversion Exchange Rate, which is equivalent to the maximum face value of one billion, nine hundred and eighteen million, one hundred thousand, one hundred and sixty United States Dollars and forty-five cents of United States Dollars (USD 1,918,100,167.45).

**(b) <u>Maturity</u>**: The Maturity Dates of New Notes is the seventh (7th) year after the Issuance Date of the Notes.

**(c) <u>Principal</u>:** The amount of the principal of New Notes will be paid in a single installment, its maturity date being on the fifth (5th) day of the eighty-fourth (84th) month after the Issuance Date of the Notes.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 411*

**(d)** **Interest:** Interest accrual and payment may occur by means of one of the manners provided for in items (i) and (ii) below, at Oi's exclusive discretion:

(i) Ten percent (10%) per year in United States Dollars on the amount of the principal, as of the Ratification of the Plan, to be paid semiannually in cash on the 5th (fifth) day of the 6th (sixth) month counted from the Date of Issuance of the Notes and the other payments every six (6) months counted from the first payment of interest; or

(ii) During the first three (3) years counted as from the date of Judicial Ratification of the Plan, and the accrual and payment of the interest shall occur pursuant to item (x) below and as of the fourth (4th) year counted as of the date of Judicial Ratification of the Plan, and the accrual and payment of the interest shall occur pursuant to item (y) below:

(x) Up to the third (3rd) year counted as from the date of Judicial Ratification of the Plan, accrual of interest of twelve percent (12%) per year in United States Dollars on the amount of the principal, paid on a semiannual basis pursuant to items "a" and "b" below;

**a.** eight percent (8%) of the annual interest paid in cash on the fifth (5th) day of the sixth (6th) month counted from the Issuance of the Notes, other payments occurring every six (6) months counted from the first payment of interest; and
**b.** The remaining four percent (4%) semiannually capitalized to the amount of the principal, the first capitalization occurring on the fifth (5th) day of the sixth (6th) month counted from the Note Issuance Date, and paid on the fifth (5th) day of the thirty-sixth (36th) month after the Issuance Date of the Notes, so the balance of the principal in the end of the third (3rd) year is the initial balance plus the capitalized interest of the period.

(y) As of the fourth (4th) year counted from the date of Judicial Ratification of the Plan, accrual of interest of ten percent (10%) per year in United States Dollars on the amount of principal, which shall be semiannually paid in cash, on the fifth (5th) day month of each period of interest.

(e) The Qualified Bondholder Unsecured Creditors' right to receive New Notes will always be limited to the percentage its respective Qualified Bondholder Unsecured Credit represents in the total sum of Qualified Bondholders' Unsecured Credits that may timely elect the option pursuant to Section **4.3.3.2.**

**(f)** **Other contractual conditions:** the New Notes shall be issued under the legislation of New York for free negotiation in the international market, Debtors assuming the liens related to the taxes that may be levied in Brazil, including, but not limited to, the lien of the withholding income tax (gross up), observing and without prejudice to the conditions applicable to the New Notes described in **Exhibit 4.3.3.3.(f).**

**4.3.3.4. PTIF Shares**: PTIF shares shall be distributed to the Qualified Bondholder Unsecured Creditors at the proportion of the respective Qualified Bondholders' Unsecured Credits until July 31, 2018, conditioned to the approval of a composition plan to be offered by any of Debtors before the Dutch justice.

**4.3.3.5. Capital Increase – Capitalization of Credits:** The New Ordinary Shares - I shall be issued by Oi in a capital increase by private subscription, upon the capitalization of part of the Qualified Bondholders Unsecured Credits that have timely elected the option of **Section 4.3.3.2** as per this Plan, observing the applicable regulatory rules, and shall grant the same rights granted by the other

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 412*

common shares issued by in circulation. The issuance of New Common Share – I shall be in observance of the provision of article 171, paragraph 2 of Law 6,404, of December 15, 1976, and of the following terms and conditions:

**(a)** **Limit amount of the issuance:** Up to one billion seven hundred fifty-six million fifty-four thousand one hundred and sixty-three (1,756,054,163) New Ordinary Shares - I shall be issued, with a unitary issuance price between six Reais and seventy centavos (BRL 6.70) and seven Reais (BRL 7.00), so that the total sum of the Capital Increase – Capitalization of Credits shall be between eleven billion seven hundred sixty-five million five hundred sixty-two thousand eight hundred and ninety-two Reais and ten centavos (BRL 11,765,562,892.10) and twelve billion two hundred ninety-two million three hundred seventy-nine thousand one hundred and forty-one Reais (BRL 12,292,379,141.00), paid up by means of capitalization of part of the Qualified Bondholders Unsecured Credits and subject to the preemptive right of the current shareholders of Oi as set forth below.

**(b)** **Preemptive Right**: The issuance of New Common Shares - I must abide by, as applicable, the preemptive right provided for in art. 171 and its paragraphs 2 and 3 of the Corporation Law, dated December 15, 1976. Within this cortext, if the preemptive right is exercised by the current shareholders of Oi, the amounts paid by them will be delivered to the Qualified Bondholders Unsecured Creditors holders of the Qualified Bondholders Unsecured Credits to be capitalized.

**(c)** **Conditions Precedent – Capital Increase Capitalization of Credits:** The Capital Increase Capitalization of Creditors shall occur as soon as possible, until July 31, 2018, but provided that the Conditions Precedents for the Capital Increase – Capitalization of Credits established in **Exhibit 4.3.3.5(c)** are verified or expressly and formally waived by the Qualified Bondholders Unsecured Creditors in a Creditors' Meeting set forth in **Section 8.1**, as established in **Exhibit 8.1**.

**4.3.3.6. Subscription Bonus issued by Oi**: The Subscription Bonuses shall be issued by Oi, as an additional advantage to the issuance of the New Ordinary Shares - I resulted of the Capital Increase Capitalization of Credits provided for in **Section 4.3.3.5.**, with the observance of the applicable rules and under the following terms and conditions:

**(a)** **Period for Exercise**: The Subscription Bonuses shall be exercised at any moment from one (1) year of the date of its issue, for a period of ninety (90) days. The beginning of the period for exercise shall be advanced in the following situations: (i) disclosure of Material Fact on the execution of the Capital Increase New Funds set forth in **Section 6** and in the Backstop Agreement; or (ii) in case of execution of any transaction that implies in the change of Control of Oi, whichever comes first. For the purpose of item (i), Oi shall inform the market, through Material Fact, at least fifteen (15) Business Days before the shareholders' general meeting or the Board of Directors' meeting to resolve on the Capital Increase New Funds so that their holders may have enough time to exercise the Subscription Bonuses and the preemptive right in the subscription of the Capital Increase New Funds be ensured thereto.

**(b)** **Right to Receive Common Shares**: The subscription bonuses shall be assigned without cost as an additional advantage to the subscribers of the shares issued according to **Section 4.3.3.5** and shall grant to their holders the right to receive common shares issued by Oi, upon the payment of an amount in Reais not greater than one cent of United States Dollar (USD 0.01) per New Common Share – I for the exercise of the Subscription Bonus, at the proportion of one (1) common share for each Subscription Bonus.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 413*

(c) **Number of Subscription Bonuses:** Up to one hundred thirty-five million eighty-one thousand and eighty-nine (135,081,089) Subscription Bonuses shall be issued.

**4.3.3.7.** Oi Group undertakes to deliver to the Bonds' Trustee the New Common Shares – I as ADRs, as the case may be, in payment to the Qualified Bondholders' Unsecured Creditors that elected the option for the restructuring of their respective Qualified Bondholders' Unsecured Credits as per **Section 4.3.3.2**, pursuant to the Bonds Issue Deeds or other procedure that may be agreed upon between the Oi Group, the Bonds' Trustee and approves by the Qualified Bondholders' Unsecured Credits in Creditors' Meeting called for that end, in order to make possible the delivery of the New Common Shares – I or of the ADRs to the Bonds' Trustee for its future transfer to the Qualified Bondholders' Unsecured Creditors, being the specific costs related to the services set forth in this clause borne by Oi Group. The future transfer of the New Common Shares – I or of the ADRs, of the New Notes and the Subscription Bonuses to the respective Qualified Bondholders' Unsecured Creditors, as the case may be, free and clear of any lien or encumbrance, shall imply the cancellation of the Bonds Issue Deeds.

**4.3.3.8.** The effective delivery of the PTIF Shares, New Notes, New Common Shares - I and Subscription Bonuses to the respective Qualified Bondholders' Unsecured Creditors, as set forth in **Section 4.3.3.2**, free and clear of any lien, shall represent payment of the of the Qualified Bondholders' Unsecured Credits, with the consequent Settlement, as per **Section 11.10** of this Plan, without prejudice to **Section 11.4**.

**4.3.3.9.** The approval of the Plan followed by the Judicial Ratification of the Plan will give powers to Oi, through its Transitional Officers, to take all measures necessary to the implementation of the Plan, including, from the corporate point of view, to sign the subscription lists and represent in shareholders' general meeting, in behalf and to the benefit of the Qualified Bondholders' Unsecured Creditors that restructure their Qualified Bondholders' Unsecured Credits as set forth in **Section 4.3.3.2**, related to the New Common Shares – I to be issued and delivered by Oi as ADRs as payment of such Qualified Bondholders' Unsecured Credits, without prejudice to **Section 11.4**.

**4.3.3.10.** The approval of the Plan followed by the Judicial Ratification of the Plan represents the express agreement of the Qualified Bondholders' Unsecured Creditors with the measures necessary to the implementation of the Plan, especially in relation to the Capital Increase New Funds, therefore all holders of the New Common Shares – I hereby agree and undertake in an irrevocable and irreversible manner to attend and vote in favor of the Capital Increase – New Funds, under the terms and conditions established in **Section 6** of this Plan, in the shareholders' general meeting called for that end, if necessary, hereby granting to Oi's Transitional Officers all powers necessary to represent them in shareholder's general meeting, on behalf and to the benefit of the Qualified Bondholders' Unsecured Creditors and/or any third party holder of the New Common Shares – I at the time of said shareholders' general meeting, without prejudice to **Section 11.4.**

**4.3.3.11.** The Qualified Bondholders' Unsecured Creditors that (i) do not timely express their option for the restructuring of their respective Qualified Bondholders' Unsecured Credits pursuant to Section **4.3.3.2**, or (ii) are not Qualified Bondholder according to this Plan, shall have their respective Bondholders' Unsecured Credits fully allocated to be paid pursuant to **Section 4.3.6.**

**4.3.3.12.** **Delivery in Depositary Receipts**: In the implementation of the Capital Increase Capitalization of Credits, Oi shall deliver (i) the PTIF Shares, (ii) the New Common Shares – I and (iii) Subscription Bonuses to the Qualified Bondholders' Unsecured Creditors, which may be freely negotiated at the maximum extent permitted by the applicable legislation. The PTIF Shares and the

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 414*

New Common Shares – I shall be issued as ADRs, through the DRs Program of common shares sponsored by Oi and registered before the U.S. Securities & Exchange Commission. The common shares issued upon the exercise of Subscription Bonuses shall be issued as ADRs, through the DRs Program of common shares sponsored by Oi and registered before the U.S. Securities & Exchange Commission and may be freely negotiated at the maximum extent permitted by the applicable legislation. Oi shall be liable for: (i) obtaining at its expenses all registrations or release of registration required by the securities legislation of the United States of America; (ii) perform all necessary records, foreign exchange transactions and registrations before the Brazilian authorities; and (iii) bear all and any taxes or expenses resulting from the deposit of the shares in the custody of the DRs Program and the corresponding issue of the ADRs.

**4.3.4. __Regulatory Agencies Pre-Petition Credits__**. The liquidated Regulatory Agencies Pre-Petition Credits shall be novated by operation of this Plan and settled in two hundred forty (240) monthly installments, from June 30, 2018, as follows: (i) from the 1st to the 60th installment: zero point one hundred and sixty percent (0.160%); (ii) from the 61st to the 120th installment: zero point three hundred and thirty percent (0.330%); (iii) from the 121st to the 180th installment: zero point five hundred percent (0.500%); (iv) from the 181st to the 239th installment: zero point six hundred and sixty percent (0.660%); and (v) 240th installment: outstanding balance. The first installments shall be fully paid by means of conversion into income of the cash sums deposited in court, to secure said credits. In the month in which the amount of the court deposits is not sufficient to fully pay an installment, such payment shall be complemented in Brazilian currency. As of the subsequent month, Oi shall pay the other installments in Brazilian currency. As of the second installment, the monthly installments shall be adjusted pursuant to the SELIC variation, and shall always be paid on the last Business Day of each month. The following discounts shall be applicable to the liquidated Regulatory Agencies Pre-Petition Credits: (i) fifty percent (50%) of interest; and (ii) twenty-five percent (25%) of late charge.

**4.3.4.1.** The Non-liquidated Regulatory Agencies Pre-Petition Credits, if and when settled by a final and unappealable decision, shall be paid as per Section **4.3.6** of this Plan.

**4.3.4.2.** In case of occurrence of a legal rule that regulates an alternative manner for the settlement of the Liquidated or Non-liquidated Regulatory Agencies Pre-Petition Credits, Debtors may adopt the new regime, observing the terms and conditions set forth in Oi's bylaws.

**4.3.5 __Payment of Credits of Strategic Supplier Creditors__.** Considering the importance of maintaining the supply of goods and services to Oi Group, all Strategic Supplier Creditors that choose the payment option of their respective ME/EPP or Class III Unsecured Credits rather than those arising from loans or funding granted to Oi Group set forth in this Section through the electronic platform made available by Oi at the electronic address www.recjud.com.br shall be paid as described below, except for the provisions in Section **4.3.5.3** below:

**4.3.5.1** Up to the limit of one hundred and fifty thousand Reais (BRL 150,000.00) (or the equivalent amount in United Stated Dollars or Euros), and always within the limit of the respective amounts of the ME/EPP or Class III Credits to said ME/EPP or Class III Unsecured Creditors, ME/EPP or Class III Credits held by the Strategic Supplier Creditors will be paid in one single installment on the twentieth (20th) Business Day after the end of the term for the choice of the credits payment option to be made by the respective Unsecured Creditor through the electronic platform made available by Oi at the electronic address www.recjud.com.br.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 415*

**4.3.5.2.** The balance of the ME/EPP or Class III Credits held by Strategic Supplier Creditors that remains after the payment made under the terms of **Section 4.3.5.1** above, will be paid with a discount of ten percent (10%) in four (4) equal and successive annual installments added by (*i*) TR plus zero point five percent (0.5%) per year, in case the ME/EPP or Class III Credits held by Strategic Supplier Creditors are in Reais; and (*ii*) zero point five percent (0.5%) per year, in case the ME/EPP or Class III Credits held by Strategic Supplier Creditors are in United States Dollars or Euro, in any case accruing over the net sum of outstanding tax and from the Judicial Ratification of the Plan or the Acknowledgment of the Plan in the Creditor's Jurisdiction, as applicable, considering that the first installment matures on the last Business Day of the first year after the end of the term for the choice of the credits payment option to be made by the respective Unsecured Creditor through the electronic platform made available by Oi at the electronic address www.recjud.com.br, and the other installments mature on the same day and month in the subsequent years.

**4.3.5.3** The following will be paid as per **Section 4.3.6** below (i) the Strategic Supplier Creditor who, once requested by any of the Debtors, refuses to supply goods and/or services under the same terms and conditions practiced until the Request Date by the respective Strategic Supplier Creditor for the Debtors and (ii) credits held by ME/EPP or Class III Unsecured Creditors that do not derive from the supply of goods or services to Oi Group.

**4.3.6** **General Payment Method.** The Unsecured Credits (or the respective and eventual remaining balances) indicated in **Section 4.3.6.1** below will be paid as described below:

**(a)** **Main Amount:** The total main amount of the Credits to be restructured pursuant to this Section **4.3.6** shall be limited to seventy billion Reais (BRL 70,000,000,000.00), deducted the amount of the Pre-Petition Credits that were restructured in another manner pursuant to this Plan, in Reais or converted to Reais as per the Conversion Exchange Rate.

**(b)** **Grace period:** grace period of amortization of the principal of twenty (20) years, from the dated of the Judicial Ratification of the Plan or the Acknowledgment of the Plan in the Creditor's Jurisdiction, as applicable.

**(c)** **Installments**: amortization of the principal in five (5) annual, equal and successive installments, with the first installment maturing on the last Business Day of the grace period referred to in item (a) of this **Section 4.3.6**, and the others on the same day in the subsequent years

**(d)** **Interest/inflation adjustment:**

**a.** TR per year, if the holder of Unsecured Credits opts for receiving the payment of its respective credits in Reais (or the respective and eventual remaining balances); incurred as of the Judicial Ratification of the Plan or the Acknowledgment of the Plan in the Creditor's Jurisdiction, as applicable, considering that the total amount of interest/inflation adjustment accumulated over the period will only be paid, collectively, with the last installment referred to in item (c) of this Section **4.3.6.** In the case of Pre-Petition Creditors directed to this Section **4.3.6**, the payment of its credits shall be carried out in its original currencies.

**b.** without accrual of interest, if the holder of Unsecured Credits opts for receiving the payment of its respective credits in United States Dollars or in Euros (or respective and occasional remaining balances);

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 416*

(e) **Prepayment Option**: Oi shall have the option of, at its exclusive criteria, at any time, settle in advance the amounts due pursuant to **Section 4.3.6**, by means of the payment of fifteen percent (15%) of the amount of principal and capitalized interest up to the date of exercise of the option.

(f) **Limit of Payments**: If the amount of the Unsecured Credits that are restructured pursuant this **Section 4.3.6**, each Unsecured Credit shall be proportionally (pro rata) reduced in relation to the Unsecured Credits that are entitled to the payments set forth in this **Section 4.3.6**, so that the total amount to be paid by Debtors will never exceed the limit established in **Section 4.3.6(a)**. The residual amount of the Unsecured Credits that exceed the amount established in **Section 4.3.6(a)** shall be considered redeemed, pursuant to Article 385 of the Civil Code.

**4.3.6.1** Unless otherwise provided for in this Plan, the general payment method provided for **in Section 4.3.6** applies to Unsecured Creditors, which Unsecured Credits cannot be paid through any of the other methods provided for in this Plan, notably if (*i*) the limits provided for the payment options set forth in Sections **4.3.1.2 and 4.3.1.3** above is reached, and if there still are remaining Unsecured Credit balances; (*ii*) an Unsecured Creditor does not timely indicate the option to pay its Unsecured Credit, as per Section 4.5 below; (*iii*) the Unsecured Creditor is not eligible for any of the payment options provided for in Sections **4.3.1.2**, **4.3.1.3** and **4.3.3**; (*iv*) the Bondholder Unsecured Creditor is not a Qualified Bondholder as set forth in this Plan; (*v*) Non-liquidated Credits are materialized under the terms of **Section 4.7** below; (*vi*) Late Credits are qualified, under **Section 4.9**; (*vii*) Credits are increased under the terms of **Section 4.10** below; (*viii*) Credits are reclassified as per **Section 4.11**; (*ix*) there is a remaining Court Deposit Unsecured Credit balance after the withdrawal of the respective Court Deposits; or (*x*) the Strategic Creditor, in relation to the portion of its credit that does not fall into the form of payment of **Section 4.3.5** above.

**4.4** **Mediation/Conciliation/Agreement with Creditors:** As authorized by the Judicial Reorganization Court, the Debtors have offered to all Pre-Petition Creditors the option to adhere to the plan of Mediation/Conciliation/Agreement with Oi Group before the Creditors' General Meeting. In accordance with the plan of Mediation/Conciliation/Agreement, the Debtors undertook to advance up to fifty thousand Reais (BRL 50,000.00) of their Credits, with the payment of two (2) installments as follows: (i) ninety percent (90%) of the total amount of the installment of the respective Credit to be paid within ten (10) Business Days after the signing of the agreement term within the scope of the Mediation/Conciliation/Agreement; and (ii) a remaining ten percent (10%) of the total amount of the installment regarding the respective Credit to be paid within ten (10) days after the Judicial Ratification of the Plan or the Acknowledgment of the Plan in the Creditor's Jurisdiction, as applicable.

**4.4.1.** For Pre-Petition Creditors who have chosen to adhere to the plan of Mediation/Conciliation/Agreement with Oi Group, the Debtors will comply with the terms set forth in **Section 4.4** above, and they shall deposit, in the account indicated by the respective Creditor, the total amount of the second installment, in the amount corresponding to ten percent (10%) of the sum of up to fifty thousand Reais (BRL 50,000.00), within ten days after the Judicial Ratification of the Plan, or the Acknowledgment of the Plan in the Creditor's Jurisdiction, as applicable.

**4.4.2** If the Pre-Petition Creditor who has decided to adhere to the plan of Mediation/Conciliation/Agreement with Oi Group holds a Pre-Petition Credit that exceeds fifty thousand Reais (BRL 50,000.00), the Debtors will pay the outstanding balance of the respective Pre-Petition Credit in accordance with the conditions applicable to the respective class of creditors and with the option chosen by the Pre-Petition Creditor, if applicable.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 417*

**4.5 Payment Option Choice.** For the purposes of the provisions of **Section 4**, Pre-Petition Creditors must, within twenty (20) calendar days from the Judicial Ratification of the Plan, choose among the payment options of their respective credits referred to in this Plan, through the electronic platform made available by Oi at the electronic address www.recjud.com.br, as well as inform the details of the bank account to which the payment must be made, as applicable, and the Debtors will not be held liable for any noncompliance with the choice and information supplied through the electronic platform made available by Oi at the electronic address www.recjud.com.br, or by the untimely choice, in which case the Debtors will be released from the obligation of making the respective payment and the provisions of Section **13.4.1** below will be applied.

**4.5.1.** Unless otherwise provided for in this Plan, specially the provisions of Section **4.5.1.1.** below, taking into consideration the alternative nature of the payment options set forth in **Section 4** above, the choice of each Pre-Petition Creditor must necessarily be restricted to only one of the referred options, with exception of Financial Creditors that hold credit instrument of different natures.

**4.5.1.1.** The agents representing more than one Pre-Petition Creditor may choose different payment options applicable to those represented by them, it being certain that each represented Pre-Petition Creditor may not voluntarily receive the payment of their respective Pre-Petition Credits by means of more than one payment option, with exception of the provision of **Section 4.5.1.**

**4.5.2.** The choice expressed by the respective Pre-Petition Creditor in the electronic platform made available by Oi at the electronic address www.recjud.com.br will be irrevocable and irreversible, and cannot be subsequently changed for any reason, except as expressly agreed to by the Debtors.

**4.5.3.** A Pre-Petition Creditor who is unable to or who cannot choose the payment option of their respective credits by means of the electronic platform made available by Oi at the electronic address www.recjud.com.br may send the choice regarding the payment option by mail to Oi's P.O. box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, and the details of the bank account in which the payment of the respective Credit shall be made must be informed.

**4.5.4.** The Pre-Petition Creditor who fails to choose the payment option of their respective credits within the term and in the manner set forth in this Plan will receive its respective Pre-Petition Credit as provided for in **Section 4.3.6** above.

**4.5.5.** The provisions of **Sections 4.5.3** and **4.5.4** shall not be applicable to (i) Qualified Bondholders Unsecured Creditors and (ii) Non-qualified Bondholders Unsecured Creditors with credits in an amount greater than fifty thousand Reais (BRL 50,000.00), the choices of which between the payment options for the purpose of this **Section 4.5** shall only be considered valid if (*x*) the respective Qualified Bondholders Unsecured Creditor or Non-qualified Bondholders Unsecured Creditor has, before the Reorganization Court, individualized the respective Qualified Bondholders Unsecured Credits or Non-qualified Bondholders Unsecured Credits, as per the procedure established by the Bondholder Decision; and, cumulatively, (*y*) Oi Group receives the (i) Payment Option Notice, as per the template set forth in **Exhibit 4.5.5**; and (ii) copy of the documents the prove the ownership and amount of the bonds held by the respective Qualified Bondholders Unsecured Creditor or Qualified Bondholders Unsecured Creditor [sic], as individualized before the Reorganization Court in compliance with the Bondholder Decision. The Bondholders that have already formalized their right of voice, vote and petition pursuant to the Bondholder Decision and therefore have been authorized to vote in the Creditors' Meeting, are discharged from sending the documentation described in item (x) and (y) above, without prejudice to the sending of the Payment Option Notice, provided that they represent to Oi Group that there has not been any change in the

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 418*

amount of their respective bonds or, in case of any change, they send copy of the Screen Shot necessary to prove the updated amount of the respective Bonds.

**4.6 Intercompany Credits:**

**4.6.1 Intercompany Credits in Reais:** The Debtors may agree on an alternative form to settle the Intercompany Credits in Reais, moreover, in accordance with their original terms and conditions, but not limited to the offsetting provided for by the law, in up to sixty (60) days counted from the Ratification of the Plan. Remaining Intercompany Credits in Reais will be settled as of twenty (20) years after the end of the payment of the Credits set forth in **Section 4.3.6**, as follows:

(a) **Installments**: amortization of the principal in five (5) annual, equal and successive installments, the first becoming due on the last Business Day of the end of the term set forth in **Section 4.6.1**, and the others on the same day of the following years.

(b) **Interest/inflation adjustment:** TR per year incurring as of the Judicial Ratification of the Plan; and the total amount of interest and inflation adjustment accrued in the period will only be paid jointly with the last installment mentioned in item (a) of this **Section 4.6.1.**

(c) Intercompany Credits restructured in accordance with Section **4.6.1** may be settled, at Oi's discretion, with alternative settlement and/or payment forms, including the offsetting, as provided for by the law or change of the payment conditions set forth in this **Section 4.6.1** in order to adjust the cash flow of Debtors for compliance with the obligations assumed in this Plan.

**4.6.2. Intercompany Credits in United States Dollars or Euros:** The Debtors will settle the Intercompany Credits in United States Dollars or Euros as of twenty (20) years after the end of the payment of the Credits set forth in **Section 4.3.6**, as follows:

(a) **Installments**: amortization of the principal in five (5) annual, equal and successive installments, the first becoming due on the last Business Day of the end of the term set forth in **Section 4.6.2**, and the others on the same day of the following years.

(b) **Interest/inflation adjustment:** no interest accrual.

(c) Intercompany Credits restructured in accordance with **Section 4.6.2** may be settled, at Oi's discretion, with alternative settlement and/or payment forms, including but not limited to the offsetting, as provided for by the law or change of the payment conditions set forth in this **Section 4.6.2** in order to adjust the cash flow of Debtors for compliance with the obligations assumed in this Plan.

**4.7. Non-liquidated Credits**. Non-liquidated Credits are fully subject to the terms and conditions of this Plan and to the effects of the Judicial Reorganization. Once the Non-liquidated Credits are materialized and acknowledged as liquidated by a final and unappealable judicial or arbitration decision, or upon agreement between the parties, even as a result of a Mediation, provided that it is based on criteria established by the case law from the Superior Court of Justice or from the Federal Supreme Court, the Non-liquidated Credits shall be paid as set forth in **Section 4.3.6**, unless otherwise set forth in this Plan.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 419*

**4.8.** Oi may perform, after the Judicial Ratification of the Plan, Mediation procedure, to be implemented with the specific purpose of executing arrangements to make liquid Credits that are current non-liquidated.

**4.9.** **Late Credits**. In case the Credits are acknowledged by final and unappealable judicial or arbitration decision, or upon agreement between the parties, after the date of presentation of this Plan to the Judicial Reorganization Court, they will be considered Late Credits and shall be paid in accordance with the classification and criteria set forth in this Plan regarding the class in which the Late Credits must be proved and included, provided that if Late Credits involve Unsecured Credits, their respective payment must be made in accordance with **Section 4.3.6**.

**4.10** **Changes in the Credits Amount**. In case of changes in the amount of any of the Credits already acknowledged and included in the Creditors' List of the Bankruptcy Trustee by a final and unappealable judicial or arbitration decision, or upon agreement between the parties, the amount changed of the respective Credit must be paid under the terms set forth in this Plan, provided that, if a certain Unsecured Credit has been increased, the increased installment of the relevant Unsecured Credit shall be paid pursuant to **Section 4.3.6.**

**4.11.** **Credits Reclassification**. If, by final and unappealable a judicial or arbitration decision, or upon agreement between the parties, the reclassification of any of the Credits to Unsecured Credits is determined, the reclassified Credits shall be paid in accordance to the terms and conditions set forth in **Section 4.3.6.**

## 5. FUNDS FOR THE PAYMENT OF CREDITORS

**5.1** Disposal of Assets. After the Approval of the Plan, with the purpose of raising funds, Oi Group will be allowed to, regardless of a new approval by the Pre-Petition Creditors, dispose of the assets included in the permanent (noncurrent) assets of the Debtors listed in **Exhibit 3.1.3** of this Plan of the Non-Material Assets, provided that approved by the Transitional Board of Directors or by the New Board of Directors, according to the moment, and of the Material Assets, provided that approved by the Transitional Board of Directors or by the New Board of Directors, according to the moment, and approved by the Judicial Reorganization Court.

**5.1.1.** With the purpose of generating liquidity and improving their cash flow, the Debtors will use their best effort with the purpose of benefiting themselves from opportunities to participate of a consolidation phase of the Brazilian telecommunication market and of assets disposal, including those arising from eventual changes in the regulatory model, always in accordance with the provisions of **Section 5.1** and pursuant to the interest of the Debtors themselves, regardless of compliance with obligations still pending towards creditors, which is the subject matter of the Judicial Reorganization Plan.

**5.2.** **Generation of Cash Sweep**. During the first five (5) fiscal years counted as from the date of Judicial Ratification of the Plan, GROUP OI shall apply the amount equivalent to 100% of the Net Revenue from the Sale of Assets exceeding two hundred million United States Dollars (USD200,000,000.00) to investments in its activities. As of the sixth (6th) fiscal year as of the date of the Judicial Ratification of the Plan, Oi Group will allocate to its Unsecured Creditors and Secured Creditors an amount equivalent to seventy percent (70%) of the Cash Balance that exceeds the Minimum Cash Balance.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 420*

**5.2.1. Distribution of Cash Sweep funds**. The distribution of the amounts regarding the Cash Sweep described in **Section 5.2** above will occur proportionally (pro rata) to the payments provided for in Sections **4.2, 4.3.1.2 and 4.3.1.3**, as applicable, and as a consequence there will be a proportional reduction of the balance of the respective credits, and limited to the amount of the credit of each Secured Creditor and Unsecured Creditor, as provided for in the Creditors' List of the Bankruptcy Trustee. The remaining balance of Secured Credits and Unsecured Credits after the payment arising from the Cash Sweep will be calculated and adjusted under the terms of this Plan and its payment shall observe the provisions set forth in **Section 4.2, Section 4.3** and their subsections, as applicable.

**5.3 Additional Financing Manners**

**5.3.1.** In addition to the funds obtained with the Capital Increase – New Funds, the Company may seek, if needed, within up to two (2) years from the date of the Judicial Ratification of the Plan, new funds in the capital market, at a total amount of up to two billion and five hundred million Reais (BRL 2,500,000,000.00).

**5.3.1.1.** Such fundraising shall be carried out under attractive conditions to enable the capitalization of funds necessary to carry out Oi Group's activities, which may be carried out, amongst other manners, by means of the public issuance of common shares or new debt instruments, including debts with guarantee.

**5.3.2.** Upon approval of the Plan and adjustment of its capital structure, Debtors shall use their best efforts for the opening of new credit facilities for import of equipment in the potential amount of two billion Reais (BRL 2,000,000,000.00), including regarding the preliminary indication received from financial advisor of Export Credit Agencies.

**6. CAPITAL INCREASE – NEW FUNDS**

**6.1. Capital Increase**. Due to the needs of new funds to resume investments in CAPEX and implementation of its business plan, Oi Group undertake to perform, as per this Plan, the Backstop Agreement and observing the applicable legislation, as soon as possible after the conclusion of the Capital Increase – Capitalization of Credits set forth in **Section 4.3.3** and in any case until February 28, 2019, the Capital Increase – New Funds, observing the following:

**(a) Structure of the Capital Increase**. The Capital Increase – New Funds shall be made through the private issue of New Common Shares – II issued by Oi;

**(b) Amount of the Capital Increase**: The total amount of the Capital Increase shall be four billion Reais (**BRL 4,000,000,000.00**), as established in this Plan and in the Backstop Agreement;

**(c) Issue Price.** The issue price of the New Common Shares – II in the Capital Increase – New Funds shall be calculated by the division of the amount of three billion Reais (**BRL 3,000,000,000.00**) by the number of Oi's shares outstanding in the Business Day immediately before the Capital Increase New Funds, with the exception of any adjustments in the issue price of as set forth in the Backstop Agreement;

**(d) Registration of the Capital Increase – New Fund:** Oi shall register the New Common Shares – II issued as a result of the implementation of the Capital Increase – New Fund before the U.S. Securities & Exchange Commission, so that the shareholders residing abroad may participate in said

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 421*

Capital Increase – New Fund, freely negotiate their subscription rights and acquire New Common Shares – II as ADRs, through the DRs Program of common shares sponsored by Oi and registered before the U.S. Securities & Exchange Commission. Oi shall be liable for: (i) obtaining at its expenses all registrations or release of registration required by the securities legislation of the United States of America; (ii) perform all necessary records, foreign exchange transactions and registrations before the Brazilian authorities; and (iii) bear all and any taxes or expenses resulting from the deposit of the shares in the custody of the DRs Program and the corresponding issue of the ADRs.

**(e) Preemptive Right**. Pursuant to Article 171, paragraph 2 of Law 6,404/76, Oi's shareholders, at the time of the Capital Increase – New Fund, shall have preemptive right regarding the subscription of the shares issued; and

**(f) Conditions Precedent - Capital Increase – New Fund:** The Capital Increase – New Fund shall take place as soon as possible, until at most February 28, 2019, but provided that the Conditions Precedents for the Capital Increase – New Funds, as established in the Backstop Agreement, are verified or expressly and formally waived by the Backstopper Investors.

**6.1.1.1.** After the expiry of the period of the preemptive right of the Capital Increase – New Funds, any remaining shares shall be divided between the shareholders that expressed interest in the reserve of remaining shares in the respective list of subscription. The Shareholder that desires to subscribe remaining shares may also, at the moment of the subscription of the remaining shares to which it is entitled, request an additional number of non-subscribed remaining shares, subject to the availability of remaining shares. If the total shares object of requests of additional remaining shares exceed the amount of the remaining shares available, the division will be made between the Shareholders that have requested the additional remaining shares, in the proportion set forth in the Backstop Agreement. The full placement of the remaining shares shall be ensured by the Backstoppers Investors, pursuant to the Backstop Agreement.

**6.1.1.2. Approval and Conditions to the Capital Increase Upon New Funds:** Until January 15, 2019, Oi Group shall call a shareholders' general meeting and/or meeting of the Board of Directors, as the case may be, to approve the issue of New Common Shares – II, for the purpose of compliance with this Plan and the Backstop Agreement. If there is any hindrance to such approval, it may be compensated by a decision of the Judicial Reorganization Court, without prejudice to the rights and measures of the Backstoppers Investors for specific performance of the obligations related to the Capital Increase – New Funds contracted in this Plan and in the Backstop Agreement.

**6.1.1.3. Commitment Premium**: Due to the solid commitment made by the Backstopper Investors to guarantee the subscription of the totality of the Capital Increase - New Funds under the terms of the Backstop Agreement, Oi undertakes to pay the Backstoppers Investors, under the conditions set forth in the Backstop Agreement, proportionally to the amount of the respective commitment, the commitment premium contracted pursuant to the Backstop Agreement corresponding to (i) eight percent (8%) of the amount ensured by the Backstopper Investors, due and payable in United State Dollars; or (ii) ten percent (10%) of the amount ensured by the Backstopper Investors, due and payable in new common shares issued by Oi, at the discretion of the Backstopper Investors, observing the provision of **Sections 6.1.1.3.1 and 6.1.1.3.2** below and the Backstop Agreement, except that the amounts of the commitment premium may be increased, under the terms and conditions of the Backstop Agreement, if Oi Group exercises the option of extension of the validity period of the Backstop commitment.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 422*

**6.1.1.3.1.** If the weighted average price per volume of common shares issued by Oi on the thirty (30) days previous to the Capital Increase New Funds is above ten Reais (**BRL 10.00**) per share, the choice of the payment method of the Commitment Premium shall be upon Oi; if it is below this amount, the choice shall be individually made by each of the Backstoppers Investors, as established in the Backstop Agreement.

**6.1.1.3.2**. In case of grouping of shares, the amount of ten Reais (**BRL 10.00**) per share shall be multiplied by the quantity of shares that are grouped in each new share. Likewise, in case of share split, the amount of ten Reais (**BRL 10.00**) per share shall be divided by the quantity of shares object of split for each old share of Oi.

**6.1.1.3.3.** For the purpose of payment of the Commitment Premium in shares, the amount of the shares to be delivered to the Backstoppers Investors shall be its issue price in the Capital Increase - New Funds, as established in the Backstop Agreement.

**6.1.1.3.4. Payment of the Commitment Premium**: Debtors represent and acknowledge for the legal purposes that the Commitment Premium is due by Debtors pursuant to the Backstop Agreement. Debtors undertake by this Plan, in an irrevocable and irreversible manner, to pay the Commitment Premium on the date of conclusion of the Capital Increase - New Funds or in any case of non-compliance with the Backstop Agreement by Debtors, as established in the Backstop Agreement.

## 7. CORPORATE REORGANIZATION

7.1. In addition to the corporate reorganization transactions described in **Exhibit 7.1**, the Debtors will be authorized to perform corporate reorganization transactions, such as spin-off, consolidation, merger of one or more companies, transformation, dissolution, or winding up between the Debtors themselves and/or any of their Affiliates, always with the purpose of optimizing their operations and improving their results, thus contributing to the fulfillment of the obligations set forth in this Plan, provided that approved by the Transitional Board of Directors or the New Board of Directors, according to the moment and the governance rules of **Section 9**.

## 8. MEETING OF CREDITORS

8.1. **Meeting of Creditors.** Given the specificities of the Qualified Bondholders Unsecured Creditors, certain subjects that affect only the rights of the Qualified Bondholders Unsecured Creditors, as established in this Plan, shall be decided by them in Meeting of Creditors, observing the terms of **Exhibit 8.1**.

## 9. OI GOVERNANCE DURING JUDICIAL REORGANIZATION

9.1. **Corporate Governance.** The management of Oi Group shall comply with, in the performance of its activities, the best corporate governance practices, in addition to all terms, conditions and limitations included in this Plan and other instruments related to the Judicial Reorganization.

**9.1.1. Special Transition Rules**. As from Approval of the Plan, the following special transition rules of governance of Debtors shall be applicable, prevailing on the provisions of their respective Bylaws, in order to give institutional stability to their corporate bodies and administrators for the purpose of complying with this Plan, as follows:

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 423*

(i) **Executive Office – Stabilization:** During the Transitional Period (i) the Transitional Officers (x) shall remain in the same offices they hold and with the roles they perform on this date, with the maintenance and renewal of the current contractual commitments, including, but not limited to, the currently existing contractual indemnities, and its removal from and alteration to the functions of the Transitional Officers are forbidden, (y) shall be exclusively responsible for the execution and implementation of the Plan up to the conclusion of the Judicial Reorganization, observing the provision of item (iii) below; and (ii) the Directors Officers shall exercise their respective roles with the operational assignments to be fixed at an Oi Executive Board meeting, and said Officers must refrain from interfering, directly or indirectly, in any way, in issues related to the Judicial Reorganization, including and specially in relation to the implementation of the Plan, being subject to dismissal at any time by the Transitional Board of Directors or by the New Board of Directors, as the case may be.

(ii) **Executive Office – Operations**: Debtors will engage within up to sixty (60) Business Days after the Approval of the Plan the Operational Officer, who will be liable for preparing Oi at its new phase of transformation and for the integrated action of the commercial and operating areas of Debtors. The Operational Officer may not be dismissed or replaced during the Transitional Period.

a. **Selection Process of the Operational Officer**: Debtors shall engage a HR Consultancy within fifteen (15) Business Days from the Approval of the Plan. The HR Consultancy shall present to the Transitional Board of Directors, within thirty (30) Business Days from its engagement, a list of potential candidates to the position of Operational Officer. The Transitional Board of Directors shall present to the current CEO, within ten (10) Business Days, a list with three potential candidates to the position of Operational Officer. The CEO shall select the Operational Officer within five (5) Business Days and Debtors shall immediately hire the Operational Officer.

(iii) **New Executive Office**: After the Transitional Period, the Transitional Board of Directors or the New Board of Directors, as the case may be, may freely decide on the composition of the Executive Office of Debtors, observing that the current CEO and Finance and Investor Relations Officer shall be reinstated to, and maintained in, until the closing of the Judicial Reorganization, the positions of Legal Counsel and Officer without a specific designation with administrative and financial functions, with the same current assignments and competences, administrative structure, levels of decision and maintaining and renewing the current contractual commitments, including, but not limited to, the contractually provided indemnities. In case of removal of the Legal Counsel and Officer without a specific designation with administrative and financial functions by the Transitional Board of Directors or New Board of Directors, as the case may be, before the conclusion of the Judicial Reorganization, Debtors undertake by this Plan to fully comply with the compensation packages currently in force.

**9.2. Transitional Board of Directors**. In order to ensure effective compliance with Debtors' corporate purpose and the measures provided for in this Plan and subject to the applicable regulatory approval , as of the Approval of the Plan, and up to the future investiture of the members of the New Board of Directors, as per this Plan, duly approved by the competent regulatory authorities, Debtors shall have a Transitional Board of Directors comprised of a total of nine (9) full members, without deputies, identified in **Exhibit 9.2.**, as follows:

- Six (6) members of the current Board of Directors;

- Three (3) new members, which shall be invested in office by operation of this Plan, pursuant to Article 50, IV, of LRF.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 424*

**9.2.1.** The resolutions of the Transitional Board of Directors shall comply with the provision of Article 30 of Oi's Bylaws, and all resolutions shall be taken by simple majority of those present. In the event of any deadlock in the Resolutions of the Transitional Board of Directors, the Chairman of the Transitional Board of Directors shall have the casting vote, according to article 30 of Oi Bylaws.

**9.2.2.** All functions of the other members of the current Board of Directors, which are not designated members of the Transitional Board of Directors pursuant to **Section 9.2** above, whether holders or alternates, shall be suspended, including in Advising Committees for Oi administration, and they may not participate of any meeting of the Transitional Board of Directors and (a) shall be formally replaced by operation of this Plan, pursuant to Article 50, IV, of LRF, after the investiture of the New Board of Directors, as per this Plan, or (b) shall have their term in office expiry by lapse of time, whichever occurs first.

**9.2.3.** Oi shall use its best efforts to obtain the regulatory approvals necessary to the effective investiture of the members of the Transitional Board of Directors who does not comprise the current Board of Directors.

**9.2.4.** The members of the Transitional Board of Directors cannot be replaced until the investiture of the members of the New Board of Directors.

**9.3.** **New Board of Directors.** Within forty-five (45) Business Days from the conclusion of the Capital Increase Capitalization of Credits, by operation of this Plan, as per Article 50, IV, of LFR, Debtors shall have a New Board of Directors, comprised by eleven (11) full members, without alternates, included in the Consensual Slate, with a term of office of two (2) years, the election of which shall be ratified by a Shareholders' General Meeting called for that end, as per the Corporation Law and Oi's Bylaws, in compliance with this Plan.

**9.3.1.** **Formation of the Consensual Slate**. The Consensual Slate for the New Board of Directors shall be comprised exclusively by independent directors, according to definition in Oi Bylaws, observing that one (1) of the Independent Directors shall be Mr. Eleazar de Carvalho Filho. The other independent directors and their alternates shall be chosen by the vote of the simple majority of the Transitional Board of Directors. The HR Consultancy shall submit to the Transitional Board of Directors, within ninety (90) Business Days from the approval of the Plan, a list with at least twenty-two (22) candidates to be member of the New Board of Administration, for selection of the ten (10) independent directors and formation of the Consensual Slate.

**9.3.2** **Election of the Now Board of Directors**. Immediately after and in any case within five (5) Business Days from the conclusion of the Capital Increase – Capitalization of Credits, the Transitional Board of Directors shall call a Shareholders' General Meeting for the election and investiture of the New Board of Directors and their respective directors as per the Consensual Slate.

**9.4.** The resolutions of the New Board of Directors shall comply with the provisions of Article 30 of Oi's Bylaws, being taken by simple majority of those present. In case of hindrance in the Resolutions of the New Board of Directors, the Chairman of the New Board of Directors shall have the casting vote, in accordance with Article 30 of Oi's Bylaws.

**9.5.** The members of the New Board of Directors may not be dismissed, except due to gross mistake, willful misconduct, gross negligence, abuse of term of office or violation of the respective fiduciary duties, as per the applicable legislation.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 425*

**9.6.** In case of vacancy, the provision of Article 150 of the Corporation Law shall be observed.

**9.7.** **Board of Directors**. After the expiry of the term of office of the New Board of Directors as per this Plan, a new Shareholders' General Meeting may be called for the resolution and election of new members for Oi's Board of Directors, the reinstatement authorized, observing the provisions in Oi's Bylaws and in the Corporation Law.

**9.8. Ordinary course of activities.** Debtors and its administration undertake to conduct Oi Group businesses in accordance with the ordinary course of their operations and with the provisions of this Plan until the investiture of the New Board of Directors.

**9.9.** **Affirmative and Negative Covenant:** During the Transitional Period, Debtors and their management, including the current Executive Office and the Transitional Board of Directors undertake to do and not to do the provisions in **Exhibit Error! Reference source not found..** [*sic*]

## 10. ADDITIONAL OBLIGATIONS

**10.1.** **Restriction to the Payment of Dividends**.

**10.1.1.** Until the sixth (6th) year of the date of Judicial Ratification of the Plan, Debtors shall not declare or pay any dividend, return on capital, or make any other payment or distribution on (or related to) the shares issued by themselves (including any payment related to merger or consolidation involving any Debtor).

**10.1.1.1.** The declaration of, or the following payments are excepted for the restrictions described in **Section 10.1.1** above:

**(a)** Dividends, return on capital or other distributions exclusively of one Debtor payable to another Debtors;
**(b)** Payments by any Debtor to dissident shareholders according to the applicable legislation carried out after the date of Judicial Ratification of the Plan; or
**(c)** Any payment of dividends carried out according to this Plan.

**10.1.2.** After the sixth (6th) anniversary of the date of Judicial Ratification of the Plan, as applicable, the Debtors will be authorized to declare or pay any dividend, return on capital or make any other payment or distribution on (or related to) the shares issued thereby (including any payment in relation to any type of consolidation or merger involving Debtors) only if the quotient of the consolidated net debt of Oi (that is, Financial Credits, deducted from Cash, plus the Anatel credits) / EBITDA of the fiscal year ended immediately before the declaration or of the payment, is equal or lower than two (2). After the Capital Increase with Capitalization of Credits and the Capital Increase New Funds, the payments of dividends, return on capital or any other payment or distribution on (or related to) the shares issued thereby (including any payment in relation to any consolidation or merger involving any Debtor), shall be authorized if the consolidate net financial debt ration of Oi (that is, Financial Credits, deducted from Cash) / EBITDA of the fiscal year ended immediately before the declaration or of the payment, is equal or lower than two (2), being certain that there shall not be any restriction to the distribution of dividends after the full payment of the Financial Credits.

**10.1.2.1.** The declaration of, or the following payments are excepted for the restrictions described in **Section 10.1.2** above:

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 426*

**(a)** dividends, return on capital or other distributions exclusively of one Debtor payable to another Debtors;

**(b)** payments by any Debtor to dissident shareholders according to the applicable legislation carried out after the date of Judicial Ratification of the Plan; or

**(c)** Any payment of dividends carried out according to this Plan or determined by the applicable legislation, including the mandatory dividend.

**10.2.** **Suspension of Obligations**. Beginning on the day of an Event of Suspension of Obligations and ending on a Date of Reversal (as defined below) (for the purposes of this clause, such period being referred to as "Suspension Period"), Oi Group: (i) shall not be bound to make an early annual redemption with Generation of Cash Sweep, as per **Section 5.2**; and (ii) may pay dividends free of any restriction provided for in **Section 10.1** of this Plan (for the purposes of this clause, "Suspended Obligations")

**10.2.1.** In any period of time, if two (2) among the following Rating Agencies (Standard and Poors, Moodys or Fitch Ratings) classify Oi with an investment grade and no default occurs, the obligations listed in **Section 10.2** will be suspended (for the purposes of this clause, "Event of Suspension of Obligations"). If on any subsequent date (for the purposes of this Section, "Date of Reversal") one (1) or both Rating Agencies cancel the investment grade or reduce the investment ratings of Oi below the investment grade, the suspended obligations will be applicable again.

**10.3.** **Authorized Capital Increase.** As a manner to enable the approval of share issuances and subscription bonus set forth in this Plan, regardless of a statutory reform, Oi undertakes to call, as soon as possible after the Judicial Ratification of the Plan, a general meeting of shareholders to resolve on the increase of the limit of its authorized capital, in quantity sufficient to withstand such issuances, if necessary. If there is any hindrance to such approval, it may be compensated by a decision of the Judicial Reorganization Court.

**10.4.** **Positive Covenants**. By means of this Plan, the Debtors undertake to, during the course of the Judicial Reorganization, (a) to conduct the Oi Group's business according to the regular course of its transactions; (b) comply with all terms, conditions and limitations set forth herein; and (c) comply with all obligations undertaken herein.

## 11. EFFECTS OF THE PLAN

**11.1.1.** Observing the provision of **Section 11.4**, the Approval of the Plan constitutes authorization and binding consent granted by Pre-Petition Creditors to enable the Debtors to, within the limits of the Law and the terms of this Plan, take any and all appropriate and required action to implement the measures provided for in this Plan, including (*i*) the obtainment of judicial, extrajudicial or administrative measure (whether according to any insolvency law or under the scope of any principal or incidental procedure) pending or to be initiated by the Debtors, any of the representatives of the Debtors or any representative of the Judicial Reorganization, in any jurisdiction that is not Brazil with the purpose of giving force, validity and effect to the Plan and its implementation and (*ii*) the

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 427*

establishment of procedures for (*ii.a*) Creditors who are non-residents of Brazil to express their choice with respect to the option for the payment of their respective Pre-Petition Credits, notwithstanding the provisions of Sections **4.5, 4.5.1, 4.5.2, 4.5.3, 4.5.4 and 4.5.5**, (*ii.b*) the payment of the Credits held by the referred Creditors who are non-residents in Brazil, in the appropriate manner, as provided for in this Plan; and (*ii.c*) to guarantee equal treatment of the Creditors, deduct the amounts of the Credits to be paid by the Debtors, under this Plan, to the Creditors, whether or not these Creditors are residents of Brazil, indicated in the Creditors' List of the Bankruptcy Trustee, any and all amounts received by these creditors of the Debtors and/or resulting from any disposal, liquidation or foreclosure of their assets in other jurisdictions, as applicable.

**11.1.1.1.** In the light of the foregoing, within the limits of the Law and the terms of this Plan, Creditors who approve the Plan expressly state that they undertake to approve any other instruments regarding a composition between creditors and any of the Debtors in another jurisdiction, to be submitted for approval by the creditors in any jurisdiction, including, but not limited to, a composition plan to be offered by any of the Debtors before the Dutch Courts, as well as to sign any and all instruments required to put said composition of creditors into effect, except the provision of **Section 11.4**.

**11.2.** **Novation**. Unless otherwise provided in Section **11.2.1** below and specifically agreed to by the Secured Creditor and Oi Group, and in accordance with the provisions of **Section 4.2.4**, the Judicial Ratification of the Plan will imply the novation of all Pre-Petition Credits, under the terms of art. 59 of the LFR, which will be paid as set forth in this Plan. Due to the novation, all obligations, contractual covenants, financial indexes, events of early termination, as well as other obligations and guarantees of any nature assumed or provided by the Debtors are terminated, and will be replaced, in all their terms (except as otherwise provided for in this Plan), by the provisions of this Plan.

**11.2.1.** Considering the relevance of the guarantees in force provided by Oi Group's companies in order to maintain the permits for the use of radiofrequency, as required by Governmental Authorities, as well as to maintain assets and rights required for the provision of services in the scope of said permits, it is hereby expressly excepted that such guarantees will not be affected by the novation provided for in **Section 11.2**, above.

**11.3.** **Termination of Claims.** Observing the provision of **Section 11.4**, as of the Judicial Ratification of the Plan, while this Plan is being complied, and in accordance with the provisions of Sections **4.1.2** and **4.3.2**, the Pre-Petition Creditors, except Labor Creditors, can no longer (*i*) file or proceed with any and all judicial actions or Proceedings of any nature against the Debtors associated with any Pre-Petition Credit, except with regard to the provisions of art. 6, paragraph 1, of the LFR in relation to Proceedings regarding Non-liquidated Credits; (*ii*) execute any judgment, judicial decision, or arbitration award against the Debtors associated with any Pre-Petition Credit; (iii) pledge or encumber any of Oi Group's assets to satisfy their respective Pre-Petition Credits or practice any other constrictive acts against the assets of the Debtors; (iv) create, improve, or execute any collateral on the assets and rights of the Debtors to ensure the payment of the Pre-Petition Credit; (v) claim any right for the settlement of their respective Pre-Petition Credit against any credit owed to the Debtors; (vi) seek to meet their Pre-Petition Credit through any other means rather than those provided for in this Plan. With the Judicial Ratification of the Plan, all executions, among other remedies in course against Oi Group and regarding Pre-Petition Credits, will be terminated, and the judicial constrictions and pledges will be released, considering that the balance of the Court Deposits that have not been used in the payment of Creditors under the terms of **Sections 4.1.2 and 4.3.2** above will also be released.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 428*

**11.4.** The provisions of **Sections 3.1.1.1, 4.3.3.8, 4.3.3.10, 11.1.1, 11.1.1.1, 11.3, 11.10, 11.11, 11.12, 11.12.1, 11.12.1.1, 11.12.1.2, 13.2.1, 13.10.1 and 13.10.2** above do not apply to the Current Litigants, as well as does not affect any current or future litigation, or causes of litigation of the Current Litigants, in any jurisdiction, being maintained their rights to adopt any action that understand necessary in relation to the Plan, the Financing DIP, any agreement, instrument or other document created or executed in relation to this Plan or to the Financing DIP, including, without limitation, the right to terminate such agreements or to file actions in any jurisdiction for the protection and efficiency of the rights of this Plan or of the Financing DIP, or to demand those rights, actions or causes of action connected to, arising from or related to the non-compliance with any term and condition by Debtor, included in this Plan, in the Financing DIP or in any other agreement, instrument or other document created or executed and related to this Plan, or to the Financing DIP, to which such party is bound.

**11.4.1.** Until the date of the Judicial Ratification of the Plan or January 15, 2018, whichever occurs first (for the purposes of this section, the "Period of Suspension Litigations"), each of the Debtors and the Current Litigants must refrain from pursuing in any jurisdiction (including in Brazil, United States of America, Netherlands, Portugal or United Kingdom) any dispute, actions or causes of action against Debtors or any of the Current Litigants or the Protected Parties.

**11.4.2.** During the Period of Suspension Litigations, Debtors and the Current Litigants must coordinate their efforts to take any measure necessary or appropriate to suspend the Pending Actions and must not perform any adjustment in their actions, requests, appeals, motion for reconsideration or similar action, except if necessary to maintain the Pending Action or avoid statute of limitation. Specifically, the parties must require: (i) the suspension, during the Period of Suspension Litigation, of the court actions of which they are parties in the United States of America, Netherlands and Cayman Island, as the case may be; (ii) to Mr. Jasper Berkenbosch, designated trustee in the bankruptcy proceedings of Coop in course in Netherlands, to request, during the Period of Suspension Litigation, the suspension of the avoidance proceeding filed thereby; and (iii) to the District Court of Amsterdam where the avoidance proceeding is in course, the suspension of that action during the Period of Suspension Litigations.

**11.4.3.** Nothing in this Plan prevent the Current Litigants from pursuing or continuing to pursue motions of reconsideration, change, vacatur, appeals or any other similar measure or an appeal of written memorandum of decision of the North American Bankruptcy Court dated of December 4, 2017, file number 17-11888, registration number 130, or any other order related to such decision.

**11.4.4.** Debtors and the Current Litigants may adopt applicable legal measures strictly necessary to protect their rights, appeals or right to appeal, provided that Debtors and the Current Litigants adopt the measures strictly necessary for the protection of right.

**11.4.5.** Any statute of limitation, period of suspension or preemptive period, or any other time appeal, including mutual waivers, dismissals or abdications, set forth in law, statute, agreement, by equity or any other means, which may be argued by Debtors or by the Current Litigant, are interrupted until the occurrence of: (i) the conclusion of the negotiation for the closing of the Pending Actions, the transactions set forth in this Plan for the restructuring of the credits or (ii) ninety (90) days after the end of the period of suspension of the Pending Actions set forth in **Section 11.4.4** above; whichever comes first.

**11.4.6.** Nothing in this Plan shall limit or restrict the rights of the Current Litigants, being certain that, except for the obligation to suspend actions set forth in this clause, any Current Litigant shall

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 429*

have protected its right of taking any action that it understands necessary related to the Plan, the Financial DIP, any agreement, instrument or other document created or executed in relation to this Plan or to the Financing DIP, including, without limitation, the right to terminate such agreements or to file actions in any jurisdiction for the protection and efficiency of the rights of this Plan or of the Financing DIP or to demand those rights, actions or causes of actions connected to, arising from or related to the non-compliance with any term and condition by Debtors, included in this Plan, in the Financing DIP or in any other agreement, instrument or other document created or executed and related to this Plan, or to the Financing DIP, of which such part is bound.

**11.4.7.** Debtors and Current Litigants shall use their best efforts in a commercially reasonable manner to negotiate in good faith the closing of the Pending Actions in mutually acceptable terms in the United States of America, Netherlands and Cayman Islands, as the case may be. Nothing in this Plan shall be construed as an obligation of Debtors or of the Current Litigants to close such Pending Actions.

**11.4.8.** The Approval of the Plan does not prevent the Pre-Petition Creditors and/or Debtors from pursuing in any jurisdiction (including in Brazil, United States of America, Netherlands, Portugal or United Kingdom) any dispute, actions or causes of action against the Current Litigants, nor does it imply waiver to the rights or remedies that the Pre-Petition Creditors and/or Debtors have against the Current Litigants.

**11.5. Reconstitution of Rights**. Verified the occurrence of any of the Conditions Subsequent set forth in **Section 12** and provided that Oi Group has not obtained the waivers necessary pursuant **Section 12.2** and/or situation of conversion from the Judicial Reorganization into bankruptcy during the term established in Article 61 of LFR, the Pre-Petition Creditors shall have all their rights and guarantees fully restored to the conditions originally contracted, as if the Plan had not been approved, being reestablished all actions and claims against Oi Group, and ensuring the right to file or resume any judicial or extrajudicial action against Oi Group, deducting the amounts that may have been paid as per this Plan and in the course of the Judicial Reorganization and excepted the acts validly executed within the scope of the Judicial Reorganization and this Plan, observing the provision of Articles 61, paragraph 2, and 74, of LFR.

**11.6. Formalization of Documents, among Other Measures.** Oi Group, the purchasers of any assets owned by any of the Debtors and the Creditors and their representatives and attorneys must practice all acts and sign all agreements, among other documents, which, in form and substance, are required or appropriate for compliance with and the implementation of the provisions of this Plan.

**11.7. Modification of the Plan**. Addenda, amendments or modifications in the Plan may be proposed at any time after the Judicial Ratification of the Plan, provided that such addenda, amendments or modifications are (i) submitted to voting in the Creditors' Meeting, observing the quorum required by Articles 45 and 58, main section and paragraph 1, of LFR.

**11.7.1. Biding Effect of the Modifications of the Plan**. The addenda, amendments or modifications in the Plan shall bind Oi Group, its Pre-Petition Creditors and their respective assignees and successors, from its approval by the Creditors' Meeting as per Articles 45 or 58 of LFR.

**11.8. Maintenance of the Right of Petition and Voice and Vote in Creditors' Meeting.** For the purposes of this Plan, and while the closing of the Judicial Reorganization does not occur, the Creditors -- including the Qualified Bondholders Unsecured Creditors that may convert part of their Qualified Bondholders Unsecured Credits into Oi's capital as per the Capital Increase –

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 430*

Capitalization of Credits -- shall maintain the amount and quantity of their Pre-Petition Credits for the purpose of right of petition, voice and vote in each and every Creditors' Meeting after the Judicial Ratification of the Plan, regardless of the conversion of the Qualified Bondholders Unsecured Credits into New Common Shares I – and respective settlement.

**11.9. <u>Economic equivalence in the fulfillment of the Plan</u>**. In the event that any of the transactions provided for in the Plan, which do not involve payments in cash to the Pre-Petition Creditors, could not be implemented by the Debtors due to the end of the deadline applicable to the implementation of such transactions or due to regulatory reasons, the Debtors will adopt the required measures in order to assure an equivalent economic result to the Pre-Petition Creditors.

**11.10. <u>Settlement</u>.** Payments made as set forth in this Plan will automatically discharge, proportionally to the amount effectively received and regardless of any additional formalities, the full, complete, irrevocable, and irreversible settlement of any and all Pre-Petition Credits against the Debtors, due to a primary or personal obligation, including with respect to the Financial Charges, so that the Pre-Petition Creditors can no longer file any claims against the Debtors, relatively to the Pre-Petition Credits, at any time, whether in court or out of court.

**11.11. <u>Ratification of Acts</u>.** The Approval of the Plan by the Creditors' General Meeting will imply the approval and ratification of all regular management acts practiced and measures taken by the Debtors in the course of the Judicial Reorganization, including, without limitations to, the acts required for restructuring in the manner proposed by this Plan, the execution of the Backstop Agreement, as well as all other acts and actions required for the full implementation and completion of this Plan and the Judicial Reorganization, which are expressly authorized, validated, and ratified for all legal purposes, including and especially articles 66, 74, and 131 of the LFR.

**11.12. <u>Disclaimer and Waiver of Liability</u>.**

**11.12.1. <u>Disclaimer and Waiver of Liability of the Exempted Parties</u>**. As a result of the Approval of the Plan, Creditors expressly hold the Exempted Parties harmless from and against any and all liability for the regular management acts practiced and obligations assumed before or after the Request Date until the date of the Approval of the Plan, including with respect to the restructuring provided for in this Plan, granting to the Exempted Parties comprehensive, public, general, irrevocable and irreversible settlement of all property, penal, and moral rights and intentions eventually arising from the referred acts, on any account, observing the provision of **Section 11.4**.

**11.12.1.1.** Approval of the Plan equally represents express and irrevocable waiver by Creditors to the rights on which any claims, actions, or rights to file, promote, proceed to or claim, whether in court or out of court, on any account and without exceptions or reservations, in any jurisdiction, the reparation of damages and/or other actions or measures promoted against the Exempted Parties with respect to the acts practiced and obligations assumed by the Exempted Parties, including by virtue and/or in the course of the Judicial Reorganization, are founded. The Creditors, as applicable, shall take the appropriate measures so that the trustees appointed in the Dutch bankruptcy proceedings of Oi Coop and PTIF close all litigations against the Exempted Parties or cause such litigations to be closed, observing the provision of **Section 11.4**.

**11.12.1.2. <u>Disclaimer and Waiver of Liability of the Backstoppers Investors</u>.** As a result of the Approval of the Plan, each of the companies part of Oi Group and their successors, and the Creditors, expressly hold the Exempted Parties Backstoppers Investors harmless from and against any and all liability for the acts practiced, including the execution of the Backstop Agreement, and

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

Tradução nº 7952 *Livro nº 166* *Página nº 431*

obligations assumed before or after the Request Date until the date of the Approval of the Plan, including with respect to the restructuring provided for in this Plan and in the Backstop Agreement, granting to the Exempted Parties Backstoppers Investors comprehensive, public, general, irrevocable and irreversible settlement of all property, penal, and moral rights and intentions eventually arising from the referred acts, on any account.

12. CONDITIONS SUBSEQUENT OF THE PLAN

12.1. Conditions Subsequent. The following are conditions subsequent of the Plan, the occurrence of which shall result in the automatic termination of the Plan and its provisions, with the consequent maintenance and/or reconstitution of the rights and guarantees of the Creditors under the conditions originally contracted, as if the Plan had not been approved, pursuant to this **Section 12.1:**

(i) non-occurrence of the restructuring of the Qualified Bondholders Unsecured Creditors as per **Section 4.3.3.2** until July 31, 2018;

(ii) non-occurrence of the Capital Increase Capitalization of Credits as established in **Section 4.3.3.5** until July 31, 2018; and

(iii) non-occurrence of the Capital Increase New Funds as established in **Section 6** until February 28, 2019.

12.2. Waiver of Conditions Subsequent. The Creditors may, in resolution of the holders of the simple majority of the Credits present at the Creditors' Meeting called for that purpose, approve the total or partial waiver or modification of the condition(s) subsequent described in Section 12.1 above.

12.3. Termination of the Plan. If the Plan is terminated, it will be incumbent upon the Creditors' Meeting to resolve (i) on the approval of modification to the Plan, observing the quorum for approval of Plan established in Articles 45 and 58, paragraph 1, of LFR, or (ii) for the adjudication of bankruptcy by the Reorganization Court.

13. Miscellaneous

13.1. Conditions precedent. The effectiveness of this Plan is conditioned to (*i*) the Approval of the Plan; and (*ii*) the Judicial Ratification of the Plan, and the effectiveness of the implementation of the measures set forth in this Plan is conditioned to the compliance of the applicable legal, regulatory and statutory requirements and conditions.

13.2. Positive and Negative Covenants. Through this Plan, the Debtors undertake to, during the Judicial Reorganization, (a) conduct the businesses of Oi Group according to the regular course of its operations; (b) observe all terms, conditions and limitations set forth herein; and (c) fulfill all obligations undertaken in this Plan.

13.2.1. Without prejudice to the provisions of **Section 13.2** above, the Debtors undertake to adopt the measures that are within their reach and are necessary for this Plan to be acknowledged as effective, enforceable and binding in the applicable foreign jurisdictions, to the extent that such acknowledgment is necessary for the implementation of the measures set forth in this Plan regarding the respective Creditors, observing the provision of **Section 11.4**.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
Tradução nº 7952 *Livro nº 166* *Página nº 432*

13.3. Closing of the Judicial Reorganization. The Judicial Reorganization shall be terminated upon the verification of the compliance of all obligations set forth in the Plan that expire within two (2) years as of the Judicial Ratification of the Plan.

13.4. Payment Methods. Except for Labor Creditors that are parties to Proceedings, who will always be paid upon judicial deposit in the case records of the respective Proceedings, except if there is a provision to the contrary in the Plan, the amounts owed to the Pre-Petition Creditors shall be paid through (*a*) the direct transfer of funds to the bank account of the respective Pre-Petition Creditor, through a credit order document (DOC) or electronic transfer of available funds (TED), (*b*) a Payment Order to be directly withdrawn from the teller of the financial institution by the respective Pre-Petition Creditor, as the case may be; the proof of said financial transaction can be used as proof of settlement of the respective payment; or even (*c*) other means necessary for the payment of Regulatory Agencies Pre-Petition Credits.

13.4.1. The payments set forth in this Plan shall be carried out only after the availability and remittance by the Pre-Petition Creditors, with the exception of Labor Creditors that are parties in Proceedings, of their updated registration data and bank account information in the electronic platform that will be made available by Oi at the electronic address www.recjud.com.br. If the Pre-Petition Creditor does not make available and send said information in a timely manner so that the Debtors may make said payment, on the dates and within the terms set forth in this Plan, such non-performance will not be considered a non-compliance with the Plan. No fine, monetary adjustment or default charges shall be levied regarding the payments that are not made on the dates and within the terms set forth in the Plan due to the Pre-Petition Creditors not having made available and sent said information in a timely manner.

13.5. Payment Dates. In case any payment or obligation set forth in this Plan should be performed or satisfied on a day other than a Business Day, said payment or obligation may be performed or satisfied, as the case may base, on the immediately subsequent Business Day, without this characterizing lack of punctuality of the Debtors or implying the assessment of Financial Charges. Similarly, regarding any payment obligations depending on acts that have not yet been performed, the Debtors shall exert all efforts to carry out the payments as soon as possible, according to the structure of this Plan.

13.6. Communications. All notifications, requirements, requests and other communications to Oi Group, requested or permitted by this Plan, in order to be effective, shall be performed in writing and shall be considered performed when (i) sent by registered letter, return receipt requested, or by courier, and effectively delivered; or (ii) sent by e-mail with evidence of delivery, observing the following contact information:

13.7. Severability of the Plan. In the event of any term or provision of the Plan is considered invalid, void or ineffective by the Judicial Reorganization Court, the validity and effectiveness of the

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
Tradução nº 7952 *Livro nº 166* *Página nº 433*

remaining provisions shall not be affected, and the Debtors shall propose new provisions to substitute those declared invalid, void or ineffective, so as to maintain the purpose set forth in this Plan.

13.8. Assignment of Credits. Except if provided otherwise in this Plan, the Creditors may assign their Pre-Petition Credits to other Creditors or to third parties, and the assignment shall only have effects provided that (i) the Debtors, the Bankruptcy Trustee and the Judicial Reorganization Court are informed; and (ii) the assignees sign a written statement attesting to the receipt of a copy of the Plan and acknowledging that the Pre-Petition Credit will be subject to the provisions of the Plan. The provisions of items "i" and "ii" above do not apply to the Qualified Bondholders Unsecured Credits nor to the New Notes, which may be freely assigned, regardless of previous notice and/or agreement of Debtors.

13.9. Amendments Previous to Approval of the Plan. Debtors reserve the right, pursuant to Law, to amend this Plan up to the date of Approval of the Plan, including complementing the protocol with additional documents and translations of related documents.

13.10. Powers of Oi Group to implement the Plan

13.10.1. The Approval of the Plan followed by the Judicial Ratification of the Plan shall give Oi, through its legal representatives, powers to take all measures necessary to the implementation of the Plan, including, from the corporate point of view, to sign the subscription lists, on behalf and to the benefit of the Bondholders Unsecured Creditors that restructure their Credits as set forth in **Section 4.3.3.1.1** related to the shares to be issued and delivered by Oi as ADRs in payment for such Credits, observing the provision of **Section 11.4**.

13.10.2. After the Judicial Ratification of the Plan, Oi Group is hereby authorized to adopt all measures necessary for (i) submitting the Approval of the Plan to the insolvency proceedings in course before the Bankruptcy Court of the Southern District of New York (Chapter 15), with the purpose of granting effects to the Plan in the North-American territory, binding the Creditors domiciled and established therein, as well as (ii) starting and/or continuing other judicial, extrajudicial or administrative proceedings, whether insolvency procedures or of any other nature, in other jurisdictions other than the Federative Republic of Brazil, including in the North-American and Dutch territory, as the case may be, for the implementation of this Plan, including, but not limited to, the insolvency proceedings or proceedings necessary to the implementation of the provisions of this Plan, notably pursuant to the applicable legislation of the United States of America, British Virgin Islands and Netherlands. The accessory proceedings abroad cannot change the terms and conditions of this Plan, observing the provision of **Section 11.4**.

13.11. Applicable Law. The rights, duties and obligations arising herefrom shall be governed, interpreted and signed under the laws in force in the Federative Republic of Brazil, even if the Credits are governed by the laws of another jurisdiction and without the application of any rules or principles of private international law.

13.12. Dispute Resolution and Jurisdiction. All controversies or disputes that arise or are related to this Plan, including Creditors' claims related to the amount of their respective Pre-Petition Credits, may be previously submitted to the Mediation procedure, pursuant to the rules of the Chamber of Mediation and Arbitration of Fundação Getulio Vargas/RJ or alternatively of the Permanent Center of Consensual Methods for Litigation Resolution of the Higher Courts of the State of Rio de Janeiro [*Núcleo Permanente de Métodos Consensuais de Solução de Litígios do Tribunal de Justiça do Estado do Rio de Janeiro*]. If such controversies or disputes are not solved in Mediation, such

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 434*

controversies or disputes shall be solved (*i*) by the Judicial Reorganization Court, until the end of the Judicial Reorganization proceedings with the ratification decision made final and unappealable; and (*ii*) by any corporate court of the Central Courts of the City of Rio de Janeiro, after the end of the Judicial Reorganization proceedings with the ratification decision made final and unappealable.

The Plan is signed by Oi Group's duly appointed legal representatives.

Rio de Janeiro, December 20, 2017.

[*signatures*]
**Oi S.A. – under judicial reorganization**

[*signatures*]
**Telemar Norte Leste S.A. – under judicial reorganization**

[*signatures*]
**Oi Móvel S.A. – under judicial reorganization**

[*signatures*]
**Copart 4 Participações S.A. – under judicial reorganization**

[*signature*]
**Copart 5 Participações S.A. – under judicial reorganization**

---

## Exhibit 1.1
## Definitions

"**Shareholders**" means the direct or indirect shareholders of OI, including the individuals that are, directly or indirectly, controlling shareholders of OI and their successors in any manner.

"**Pending Actions**" means any pending judicial and extrajudicial measures on the date of the Plan or on a previous date in the United States of America, Holland and Cayman Island, the parties of which are any of the Debtors and the Current Litigants.

"**PTIF Shares**" means the 134,819,390 common shares issued by Oi held by PTIF, as ADRs, currently held by Oi in treasury.

"**Shareholders' Agreements**" means the agreements entered between the Shareholders on the purchase and sale of shares issued by the Debtors, right of first refusal, exercise of the right to vote or the control power, which shall be observed by the company when filed in its principal place of business, pursuant to the terms of Article 118 of the Brazilian Corporations Law.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 435*

"**Bankruptcy Trustee**" means Escritório de Advocacia Arnold Wald, with a registered office at Av. Pres. Juscelino Kubitschek, 510, 8º andar, São Paulo- SP, CEP 04543-906, as appointed by the Judicial Reorganization Court, under the terms of the decision rendered on July 22, 2016.

"**ADR**" means American Depositary Receipts, a method through which OI's shares are traded on the NYSE.

"**Labor Attorneys**" means the respective attorneys of the Court Deposits Labor Creditors constituted in the records, including those holding defeated party's fees.

"**Affiliates**" means, with respect to any Person, any Person that directly or indirectly Controls, is Controlled by, or is under common Control of this Person.

"**Disposal of Assets**" means the transactions of disposal of assets pursuant to Section 5.1.

"**ANATEL**" means the National Telecommunications Agency [*Agência Nacional de Telecomunicações*], created by Law No. 9,472, dated July 16, 1997.

"**Approval of the Plan**" means the approval of this Plan by the Pre-Petition Creditors in the Creditors' General Meeting, as per art. 45 or 58, paragraph 1 of the LFR. For the purposes of this Plan, the Approval of the Plan is considered to occur on the date of the Creditors' General Meeting that approves the Plan. In case of approval under the terms of art. 58, paragraph 1 of the LFR, the Approval of the Plan is considered to occur on the date of the decision granting the Judicial Reorganization.

"**Creditors' General Meeting**" means any general meeting of creditors under the terms of Chapter II, Section IV of the LFR.

"**Non-Material Asset**" means property or assets of any Debtor with Fair Market Value that does not exceed five percent (5%) of the item "Assets" of the consolidated annual financial statements of Oi for the previous fiscal year.

"**Material Asset**" means property or assets of any Debtor with Fair Market Value that does exceed five percent (5%) of the item "Assets" of the consolidated annual financial statements of Oi for the previous fiscal year.

"**Capital Increase Capitalization of Credit**" means a capital increase of Oi, subscribed by the Qualified Bondholders Unsecured Creditors, paid up upon capitalization of the Qualified Bondholders Unsecured Credits, as per Article 171, paragraph 2, of the Corporation Law and other applicable legal provisions, in accordance with the conditions set forth in **Section 4.3.3.5**.

"**Capital Increase New Funds**" means a capital increase of Oi, subscribed by the Backstopper Investors, pursuant to the Backstop Agreement, paid up upon private issuance (i.e., without registration before CVM) of new common shares, as per Article 170, paragraph 1, of the Corporation Law and other applicable legal provisions, in accordance with the conditions provided for in **Section 6**.

"**Governmental Authorities**" means the government of the Federative Republic of Brazil or of any other jurisdiction or a political subdivision of it, including any federal, state, or local institution, agency, division, department, or body of this government, or a political subdivision of it, including

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

Tradução nº 7952 *Livro nº 166* *Página nº 436*

the Public Prosecutor's Office, the Federal Police, the Federal Revenue Office of Brazil, the National Institute of Social Security, the Central Bank of Brazil, the Securities and Exchange Commission, ANATEL, the Federal Accounting Court, any judicial, administrative or arbitration court or tribunal, any regulatory or self-regulatory entity.

"**Broadband in Schools**" means the program launched by the Federal Government through Decree 6,424/2008, which allows fixed telephony service companies to exchange the obligations of installing telephone service stations (PST, *postos de serviços telefônicos*) in the cities by installing a network infrastructure to support high-speed connection to the Internet in all Brazilian cities and the connection of all urban public schools with services provided at no cost until 2025.

"**B3**" means B3 S.A. - Bolsa, Brasil, Balcão.

"**BNDES**" means the Brazilian Economic and Social Development Bank [*Banco Nacional de Desenvolvimento Econômico e Social*].

"**Bondholder**" means the holder of a Bondholder Unsecured Credit.

"**Non-qualified Bondholder**" means, exclusively for the purpose of this Plan, those individual investors holding Bondholders Unsecured Credits in an amount of up to seven hundred thousand United States Dollars (USD750,000.00)

"**Qualified Bondholder**" means, exclusively for the purpose of this Plan, those individual or legal entity investors holding Bondholders Unsecured Credits in an amount of up to seven hundred thousand United States Dollars (USD750,000.00) and that, if resident in the European Union, prove the compliance with the applicable legal requirements, especially the condition of qualified investor, pursuant to the Prospectus Directive of the European Economic Area (EEA).

"**Subscription Bonus**" means the securities described in **Section 4.3.3.6.**

"**Brasil Telecom**" means Brasil Telecom S.A., created from the privatization of the former state company Telecomunicações Brasileiras S.A., and which originated the current Oi Group.

"**CAPEX**" means the investments carried out to acquire physical assets or services that will expand Oi's capacity (consolidating its controlled companies) to generate profit. It means capital expenditure.

"**Consensual Slate**" means the consensual slate of eleven (11) full members and respective alternates that will compose the New Board of Directors and will be constituted in accordance with the procedure set forth in **Section 9.3** of this Plan.

"**Civil Code**" means Law No. 10,406, dated January 10, 2002.

"**Transitional Board of Directors**" means Oi Board of Directors to be composed pursuant to **Section 9.3.**

"**HR Consultancy**" means Spencer Stuart or other first-class Human Resource consultancy acceptable to the Backstopper Investors.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108911608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 437*

"**Eligible 4373 Accounts**": Are investment accounts held by foreign investors as per Resolution 4,373, issued by the Brazilian Central Bank on September 29, 2014, opened or that may be opened by Unsecured Creditors, in accordance with the legislation in force, before financial institutions that may be informed by Oi Group in due time in a communication or specific invitation to bid in order to enable the subscription of Convertible Debentures / subscription bonus, in due time and manner, as applicable. Eligible 4373 Accounts are and will be 4373 Accounts whose custodians determine that the Convertible Debentures / subscription bonus are qualified as an investment provided for by Resolution 4373, with zero tax rate of the Tax on Financial Operations (IOF) on effective or simultaneous exchange operations for funds to enter the Country, in compliance with the applicable regulations.

"**Backstop Agreement**" means the agreement entered into on December 19, 2017 between the Debtors and the Backstopper Investors, through which the Debtors and the Backstopper Investors assumed obligations within the scope of the Capital Increase New Funds, which is part of **Exhibit 6.1**.

"**Control**" means, under the terms of art. 116 of Law 6,404/76, (i) the ownership of partner rights that ensure to its holder, on a permanent basis, the majority of the votes in the social deliberations and the power to elect the majority of the company managers; and (ii) the effective use of this power to direct social activities and guide the operation of the company's bodies. The expressions and terms "Controller", "Controlled by", "under common Control", and "Controlled Company" have the meanings logically arising from the definition of "Control".

"**Copart 4**" means COPART 4 Participações S.A. – under judicial reorganization, a closely held corporation, registered with the CNPJ/MF under No. 12.253.691/0001-14, with a registered office and a principal place of business at Rua General Polidoro, 99, 4° andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004.

"**Copart 5**" means COPART 5 Participações S.A. – under judicial reorganization, a closely held corporation, registered with the CNPJ/MF under No. 12.278.083/0001-64, with a registered office and a principal place of business at Rua General Polidoro, 99, 5° andar, parte, Botafogo, Rio de Janeiro-RJ, CEP 22280-004.

"**Credits**" means the Pre-Petition Credits and the Post-Petition Credits.

"**Secured Credits**" means the Pre-Petition Credits guaranteed by in rem rights, under the terms of art. 41, item II of the LFR.

"**Class III Credits**" means the Pre-Petition Credits provided for in arts. 41, item III, and 83, item VI of the LFR against the Debtors, held by Persons who are not any of the Debtors themselves.

"**Pre-Petition Credits**" means the credits and permanent injunctions subject to the effects of this Plan, whether matured or maturing, which respective agreements, obligations and/or triggering events occurred prior to the Request Date, regardless of whether or not they are included in the Creditors' List of the Bankruptcy Trustee. Pre-Petition Credits are all Credits referred to in this Plan, regardless of their nature, with the exception of Post-Petition Credits.

"**Regulatory Agencies Pre-Petition Credits**" means non-tax Pre-Petition Credits held by regulatory agencies or arising out of obligations imposed due to the resolution of regulatory agencies, including ANATEL. Occasional administrative fines already deemed as overdue by decision rendered within

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

# Cristina Gonzales

Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

Tradução nº 7952 Livro nº 166 Página nº 438

the scope of the Superior Court of Justice are not included in the Regulatory Agencies Pre-Petition Credits.

"**Liquidated Regulatory Agencies Pre-Petition Credits**" means the Regulatory Agencies Pre-Petition Credits registered as overdue federal tax liability.

"**Non-liquidated Regulatory Agencies Pre-Petition Credits**" means the Regulatory Agencies Pre-Petition Credits not registered as overdue federal tax liability.

"**Post-Petition Credits**" means the credits held against the Debtors that are not subject to the effects of this Plan due to the fact that (a) their triggering event occurred after the Request Date, or (ii) they meet art. 49, paragraphs 3 and 4 of the LFR, or any other legal standard that excludes them from the effects of this Plan.

"**Financial Credits**" means the Pre-Petition Credits arising from transactions executed within the scope of the National Financial System with financial institutions.

"**Non-liquidated Credits**" means Pre-Petition Credits *(i)* under any judicial or arbitration proceeding, whether initiated or not, derived from any legal relationships and agreements existing on the Request Date; or *(ii)* in relation to which there is a pending matter for the resolution of a controversy or dispute; or *(iii)* those that, even if not falling into items *(i)* and *(ii)* above, are not included in the Creditors' List of the Bankruptcy Trustee, for any reason.

"**Intercompany Credits**" means the Debtors' credits derived from loans made among them as a way of managing cash and transfer of funds among the different companies that form Oi Group, including funds derived from transactions carried out in the international market by the Debtors.

"**ME/EPP Credits**" Means the Pre-Petition Credits held by micro and small businesses, defined in accordance with Complementary Law No. 123/2006, under the terms of art. 41, item IV of the LFR.

"**Unsecured Credits**" means the ME/EPP Credits, the Class III Credits and the Regulatory Agencies Pre-Petition Credits.

"**Court Deposit Unsecured Credits**" means the Court Deposit ME/EPP Credits and the Court Deposit Class III Credits.

"**Bondholders' Unsecured Credits**" means the Unsecured Credits pertaining to bonds pertaining to debt issuances by PTIF and Oi Coop, guaranteed by Oi and issued by Oi and guaranteed by Telemar listed as follows, issued and traded abroad and regulated by foreign laws, as well as subject to laws and other applicable rules in the jurisdictions where such bonds are traded: (i) 9.75% Senior Notes issued by Oi, (ii) 5.125% Senior Notes 2017 issued by Oi and guaranteed by Telemar, (iii) 9.500% Senior Notes 2019 issued by Oi and guaranteed by Telemar, (iv) 5.500% Senior Notes 2020 issued by Oi and guaranteed by Telemar, (v) 5.625% Senior Notes 2021 issued by Coop and guaranteed by Oi, (vi) 5.750% Senior Notes 2022, issued by Coop and guaranteed by Oi, (vii) 6.250% Notes 2016 issued by PTIF and guaranteed by Oi, (viii) 5.242% Notes 2017 issued by PTIF and guaranteed by Oi, (ix) 4.375% Notes 2017 issued by PTIF and guaranteed by Oi, (x) 5.875% Notes 2018 issued by PTIF and guaranteed by Oi, (xi) 5.000% Note 2019 issued by PTIF and guaranteed by Oi, (xii) 4.625% Notes 2020 issued by PTIF and guaranteed by Oi, and (xiii) 4.500% Notes 2025 issued by PTIF and guaranteed by Oi.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
Tradução nº 7952 Livro nº 166 Página nº 439

"**Non-qualified Bondholders' Unsecured Credits**" means the Bondholders' Unsecured Credits held by Non-qualified Bondholders.

"**Qualified Bondholders' Unsecured Credits**" means the Bondholders' Unsecured Credits held by Qualified Bondholders.

"**Late Credits**" means those Pre-Petition Credits qualified after the publication of the Creditors' List of the Bankruptcy Trustee on the official press as provided by article 7, paragraph 2 of the LFR.

"**Labor Credits**" means the Pre-Petition Credits arising from the labor legislation or resulting from a work accident, under the terms of art. 41, item I of the LFR.

"**Fundação Atlântico Labor Credit**" means the Labor Credit owned by Fundação Atlântico de Seguridade Social, private pension entity linked to Oi Group.

"**Creditors**" means all creditors referred to in this Plan.

"**Secured Creditors**" means the holders of Secured Credits.

"**Pre-Petition Creditors**" means the holders of Pre-Petition Credits.

"**Post-Petition Creditors**" means the holders of Post-Petition Credits.

"**Strategic Supplier Creditors**" means those Class III and/or ME/EPP Unsecured Creditors that maintain the goods and/or services supply to the Debtors, as applicable, without any unreasonable change in the terms and conditions practiced until the Request Date by the respective Class III Creditors with regard to the Debtors and that do not have any kind of on-going litigation against any of the Debtors, except for any incident related to the Judicial Reorganization Proceeding.

"**Unsecured Creditors**" means the ME/EPP Unsecured Creditors and the Class III Unsecured Creditors.

"**Bondholder Unsecured Creditors**" means the holders of Bondholder Unsecured Credits.

"**Class III Unsecured Creditors**" means holders of Class III Credits.

"**ME/EPP Unsecured Creditors**" means holders of ME/EPP Credits.

"**Court Deposits Strategic Unsecured Creditors**" means the holders of Class III or ME/EPP Credits who, being aware that the existence of litigation against the Debtors incurs in spending funds and compromises the liquidity of Oi Group, expressly agree with the amounts of the respective Class III or ME/EPP Credits, as applicable, acknowledged by the Debtors, including those indicated in the List of the Bankruptcy Trustee, which in the latter case such Class III or ME/EPP Credit eventually becomes a Court Deposits Strategic Unsecured Creditor in accordance with **Section** Erro! Fonte de referência não encontrada., and waive the right to offer, propose, or proceed with credit actions, qualifications, divergences, objections, or any other measure (including appeals) which aim at increasing the amounts of their respective Class III or ME/EPP Credits, as applicable and as acknowledged by the Debtors, including those indicated in the List of the Bankruptcy Trustee, in the latter case, when said Class III or ME/EPP Credit eventually becomes a Court Deposits Strategic

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

# Cristina Gonzales

Tradutora Púbica e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 440*

Unsecured Creditor in accordance with **Section** Erro! Fonte de referência não encontrada., and that they meet the provisions of **Section 4.3.2.**

**"Late Creditors"** means the holders of Late Credits.

**"Labor Creditors"** means the holders of Labor Credits.

**"Court Deposits Labor Creditors"** means the Labor Creditors who are parties to lawsuits involving the Debtors, in whose case records the Court Deposits have been made

"**Issuance Date of Notes**" means the date of issuance of New Notes.

**"Request Date"** means the date of the filing of the request for judicial reorganization, namely: June 20, 2016

"**Bondholders Decision**" means the decision rendered by the Judicial Reorganization Court on the procedure and respective documentation to be submitted by the Bondholders for the individualization of the Bonds held thereby for the purposes of individualized exercise of the right of petition, voice and vote.

**"Court Deposit"** means the court deposits made by Oi Group within the scope of judicial actions of any nature, which will be used in the payment of particular credits, as set forth in this Plan.

**"Consolidated Financial Expense"** means, in any period, without duplicity, the sum of the consolidated expense with interest of Oi for the period of four quarters on any of their debts acquired through loans payable in cash (paid or capitalized) to the extent that such expense was deducted (and not added again) from the calculation of the consolidated operational result.

**"Business Day"** means any and every day rather than a Saturday, Sunday, or holiday in the city of Rio de Janeiro, State of Rio de Janeiro.

"**Directors Officers**" means Oi's statutory officers without specific designation that were nominated and invested in office after August 2017.

"**Transitional Officers**" means Oi's statutory officers who were exercising their activities before August 2017 and the current CEO.

**"United States Dollars"** or **"USD"** means the currency of the United States of America.

"**EBITDA**" means, for the last four (4) and consecutive fiscal quarters of Oi, each an "accounting period", the sum (without any duplicity) (i) of the result before the taxes on the consolidated profit for a certain accounting period (adjusted by the extraordinary profits or losses); (ii) of the following factors deducted for the purposes of determining the result before taxes on profit: (1) consolidated depreciation and amortization occurred in that same accounting period; (2) Consolidated Financial Expenses deducted from the consolidated financial revenues. It represents the routine EBITDA, as presented in the management report included in the consolidated financial statements of Oi.

"**Material Adverse Effect**" means, regarding any of the companies forming Oi Group, any change or effect that, both individually or jointly with other factors, have a material adverse effect on the financial situation and on the transactions made by the companies included in Oi Group as a whole,

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 441*

or a material adverse effect on the capacity of the companies included in Oi Group to implement, complete, and/or comply with any of the obligations under the terms of this Plan provided, however, that for the purposes of this definition, no change, effect, event or incident arises or results from any of the following situations, solely or combined, constitute or are taken into consideration in the determination that they have been or could be a Material Adverse Effect: (i) general changes, developments or conditions in any national, regional or global economy or in the industries in which the companies included in Oi Group operate, except as the companies included in Oi Group are disproportionally affected by such changes, developments or conditions; and (ii) financial conditions or other political or market condition in the country where the companies included in Oi Group operate.

"**Financial Charges**" means any inflation adjustment, interest, fine, penalty, indemnity, inflation, losses and damages, and/or late payment interest, among other charges of a similar nature.

"**Bylaws**" means the bylaws or a similar organizational document of OI, TELEMAR, OI MÓVEL, COPART 4, COPART 5, PTIF, and OI COOP and their Affiliates.

"**Euro**" or "**EUR**" means the currency of the European Union.

"**Oi Group**" means OI, TELEMAR, OI MÓVEL, COPART 4, COPART 5, OI COOP, and PTIF.

"**Judicial Ratification of the Plan**" means the judicial decision rendered by the Judicial Reorganization Court that granted the Judicial Reorganization, under the terms of art. 58, main paragraph or paragraph 1 of the LFR. For the purposes of this Plan, the Judicial Ratification of the Plan is considered to occur on the date of publication, on the official gazette, of the trial court decision granting the Judicial Reorganization, against which, after the expiration of the terms for the filing of the applicable appeals, no appeals with suspensive effect are pending judgment. In the event that the Plan is rejected in the trial court or in the appellate court, the Judicial Ratification of the Plan will be considered effective, respectively, on the date on which the eventual appellate court's decision, or that of a higher court, is made available on the official gazette, whether of a trial court or the full appellate court – whichever occurs first – as deliberated, against which, after the expiration of the terms to file the applicable appeals, no appeals with suspensive effect are pending judgment.

"**INSS**" means the National Institute of Social Security, linked to the Ministry of Labor and Social Security.

"**Backstopper Investors**" means the investors identified in the Backstop Agreement, which undertook to immediate provide or obtain solid commitments of guarantee of the full subscription of the Capital Increase New Funds.

"**IPCA**" means the Consumer Price Index, measured on a monthly basis by the IBGE (Brazilian Institute of Geography and Statistics).

"**Reports**" means Oi Group's economic and financial, and asset and property assessment reports, prepared under the terms of article 53, items II and III of the LFR.

"**Law**": means any law, regulation, order, award, or decree issued by any Governmental Authority.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Púbica e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 442*

"**Brazilian Corporations Law**" means Law No. 6,404, dated December 15, 1976.

"**General Telecommunications Law**" means Law No. 9,472, dated July 16, 1997.

"**LFR**": means Law No. 11,101, dated February 9, 2005.

"**LIBOR**" means the London Interbank Offered Rate for United States Dollars and Euros, published by Reuters (or a different commercially available source providing these rates), of six (6) months.

"**Current Litigants**" means the Pre-Petition Litigants that, on the date of this Plan, are in a litigation against any of the Debtors, their Affiliates and/or their current or former Officers, in the United States of America, Netherlands (Holland) or in the Cayman Islands and the creditors, as defined in the credit agreement related to Mr. J.R. Berkenbosh as trustee in the bankruptcy proceedings of Oi Brasil Holdings Cooperatief U.A., dated of July 4, 2017, against the assets in liquidation due to bankruptcy of COOP (the "Financing DIP")

"**Mediation/Conciliation/Agreement**" means any proceeding to be filed under the terms of Law No. 13,140, dated June 26, 2015.

"**Ministry of Communications**" means the body of the Brazilian Executive Power created by Decree-Law No. 200, dated February 25, 1967, which regulates the telecommunication, postal, and broadcasting services.

"**Payment Option Notice**" means the notice to be sent by the Bondholders Unsecured Creditors, with exception of the Non-qualified Bondholders holding Bondholders' Unsecured Credits up to fifty thousand Reais (BRL50,000.00), within fifty (15) calendar days from the Judicial Ratification of the Plan, as per **Exhibit 4.5.5** and pursuant to **Section 4.5.5**, to express their interests in adhering to one of the Payment Options of the Bondholders Unsecured Creditors defined in **Section 4.3.3**.

"**New Notes**" means the Notes to be issued pursuant to **Section 4.3.3.3**.

"**New Board of Directors**" means Oi Board of Directors to be composed pursuant to **Section 9.4.**

"**NYSE**" means the New York Stock Exchange.

"**OI**" means OI S.A. – under judicial reorganization, a publicly held corporation, registered with the CNPJ/MF under No. 76.535.764/0001-43, with its registered office and principal place of business at Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070.

"**Oi Coop**" means OI BRASIL HOLDINGS COÖPERATIEF U.A. – UNDER JUDICIAL REORGANIZATION, a private legal entity organized and existing under the Laws of the Netherlands, registered with the CNPJ/MF under No. 16.770.090/0001-30, with a registered office in Amsterdam, Schiphol Boulevard 231, B tower, 5º andar, 1118 BH Schiphol, and principal place of business in the city of Rio de Janeiro - RJ.

"**Oi Móvel**" means Oi Móvel S.A. – under judicial reorganization, a closely held corporation, registered with the CNPJ/MF under No. 05.423.963/0001-11, with a registered office at Setor Comercial Norte, Quadra 3, Bloco A, Edifício Estação Telefônica, térreo (parte 2), Brasília - DF, at

Rua Pereira Estéfano, nº 114 - conjunto 809
04114-070 São Paulo, SP
+55 (11) 3381-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 443*

"**OPEX**" means the result of the continuous costs that a company has to keep running. It means operational expenditure.

"**Protected Parties**" means, in relation to the Current Litigants, their companies, subsidiaries, controlled companies, associates, controlling companies, former and new companies, current or previous, as well as attorneys-in-fact, officers, administrators, managers, founding partners, partners, members, employees, agents, representatives, members of the advisory council, financial advisors, attorneys, accountants, consultants, investment banks and other professionals, in the capacity of advisors of the parties involved, and in relation to the Debtors, its subsidiaries, controlled companies, associates, controlling companies, former and new companies, current or previous, as well as attorneys-in-fact, officers, administrators, managers, founding partners, members, employees, agents, representatives, financial advisors, attorneys, accountants, consultants, investment banks and other professionals, in the capacity of advisors of the parties involved.

"**Person**" means any individual, firm, corporation, company, unincorporated association, partnership, trust, or other legal entity or responsible for administrative decision that is not the subject matter of questioning by the Judiciary Power.

"**Class III or ME/EPP Joint Petition**" means the joint petition to be presented under the terms of **Section** Erro! Fonte de referência não encontrada., in a form and with contents to be disclosed by the Debtors fifteen (15) days in advance of the date of the Creditors' General Meeting convened to deliberate upon this Plan.

"**Transitional Period**" means the period between the date of Approval of the Plan, the occurrence and conclusion of the Capital Increase Capitalization of Credits, twelve (12) months from the Ratification of the Plan or February 28, 2019, whichever comes first.

"**Plan or PRJ**" means this joint judicial reorganization plan, including all amendments, modifications, changes and complements, as well as all exhibits and documents referred to in the clauses of this Plan.

"**General Plan of Universalization Goals**" means the plans that provide for the universalization obligations, which are regularly reviewed through the issuance of decrees by the Federal Government (currently, PGMU III, approved by Decree No. 7,512, of June 30, 2011, is in effect and includes goals for the period between 2011 and 2016).

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 444*

"**General Plan of Concessions**" means the plan that defined the regions and sectors for the concessions and authorizations of the Fixed Commuted Telephone Service instituted by Decree No. 6,654, of November 20, 2008.

"**National Broadband Plan**" means an initiative of the Federal Government created by Decree No. 7,175, of May 12, 2010, which main objective is to make the access to broadband Internet popular in the country, especially in areas lacking technology.

"**Portugal Telecom**" means Portugal Telecom, a Portuguese telecommunications company.

"**Proceedings**" means any and all litigations, at a judicial, administrative, or arbitration sphere (in any phase, including the execution/satisfaction of the judgment) in course on the Request Date involving a discussion associated with any of the Pre-Petition Credits before the Judiciary Power or the Arbitration Court, as applicable, including labor claims.

"**DR Program**" means the depositary receipts program issued abroad by a depositary institution.

"**PTIF**" means Portugal Telecom International Finance B.V. – under judicial reorganization, a private legal entity organized and existing under the Laws of the Netherlands, with its registered office in Amsterdam, Naritaweg 165, 1043 BW, and principal place of business in the city of Rio de Janeiro - RJ.

"**Real**": means the local currency in the Federative Republic of Brazil.

"**Net Revenue from the Sale of Assets**" means the funds with the disposal of net assets of the direct costs related to such transaction (including costs with legal, accounting and financial consultancy, commission and sales) and any relocation of debts incurred and taxes and fees paid or to be paid as a result of the respective disposal of assets

"**Acknowledgement of the Plan in the Creditor's Jurisdiction**" means any judicial decision or court order required for the Plan to produce its regular effects in the jurisdiction applicable to the Creditor in point.

"**Judicial Reorganization**" means this judicial reorganization proceeding, under No. 0203711-65.2016.8.19.0001, pending in the Judicial Reorganization Court.

"**Regions I, II, and III**" means the regions of the Brazilian territory divided by the General Plan of Concessions for concessions and authorizations of the Fixed Commuted Telephone Service, considering that Region I comprises 16 states located in regions North, Northeast, and Southeast of Brazil, Region II comprises the Federal District and nine states located in regions North, Midwest, and South, and Region III comprises the State of São Paulo.

"**Creditors' List of the Bankruptcy Trustee**" means the list of creditors prepared by the Bankruptcy Trustee in accordance with article 7, paragraph 2 of the LFR.

"**Corporate Reorganization**" means the corporate reorganization to be made under the terms of **Section** 7 of this Plan.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 445*

"**Creditors' Meeting**" means the meeting of Eligible Creditors for resolution of subjects set forth in this Plan, the call, instatement and resolution of which shall observe **Section 8.1**.

"**Cash Balance**" means the sum of the following accounts of the consolidated balance sheet: 1.01.01 Cash and Cash Equivalents; 1.01.02 Financial Investments, calculated in the consolidated Standardized Financial Statements – Oi's DFPs.

"**Minimum Cash Balance**" in relation to any fiscal year, means the greatest between: (i) 25% of the OPEX + CAPEX of the respective fiscal year, calculated annually based on the consolidated annual financial statements of Oi for the respective fiscal year or (ii) five billion Reais (BRL 5,000,000,000.00). Additionally, during the next five (5) fiscal years following the year in which the Capital Increase – New Funds is concluded, any funds derived from Capital Increases – New Funds will be added to the calculation of the Minimum Cash Balance; and (ii) the next four (4) fiscal years following the year in which a capital increase of Oi is concluded, any funds derived from the respective capital increase will be added to the calculation of the Minimum Cash Balance.

"**SELIC**" means the adjusted average rate of daily financings assessed in the Settlement and Custody Special System for federal bonds, the application of which complies with Law 10,522, of July 19, 2002.

"**Exchange Rate**" means, for any event (except in the cases of Conversion Exchange Rate and Voting Exchange Rate), the closing rate for sale of United States Dollars/Real and Euro/Real, as applicable, published by the Brazilian Central bank on its website, on the section Quotations and Bulletins, option "Closing Quotations of All Currencies on one Date", or any other rate that may replace it, and the sale closing rate for sale of Euro/United States Dollars, published on Bloomberg's information system.

"**Conversion Exchange Rate**" means the closing rate for sale on December 11, 2017, of United States Dollars/Real and Euro/Real, as applicable, published by the Brazilian Central Bank on its website, on the section Quotations and Bulletins, option "Closing Quotations of All Currencies on one Date", or any other rate that may replace it, and the sale closing rate for sale on t December 11, 2017, of Euro/United States Dollars, published on Bloomberg's information system.

"**Voting Exchange Rate**" means the closing rate for sale on the Business Day immediately before the Creditors' General Meeting that deliberates on the Approval of the Plan, of United States Dollars/Real and Euro/Real, as applicable, published by the Brazilian Central Bank on its website, on the section Quotations and Bulletins, option "Closing Quotations of All Currencies on one Date", or any other rate that may replace it.

"**Telemar**" means Telemar Norte Leste S.A. – under judicial reorganization, a closely held corporation, registered with the CNPJ/MF under No. 33.000.118/0001-79, with its registered office and principal place of business at Rua do Lavradio nº 71, Centro, Rio de Janeiro - RJ, CEP 20230-070.

"**TR**" means the reference rate instituted by Law No. 8,177/91, as calculated and disclosed by the Central Bank of Brazil, which the product will be accrued to the balance of the face value of the Credit for purposes of the calculation of the pecuniary amount of the obligations provided for in this Plan, and which will be owed on the payment dates set forth herein. In case of temporary unavailability of the TR, the last index-number disclosed, calculated on a *pro rata temporis* basis for Business Days, will be used to replace it, considering that no financial compensations will be

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 446*

applicable upon the disclosure of the appropriate index-number. In the absence of the calculation and/or disclosure of the index-number for a period longer than five (5) Business Days after the date expected for its disclosure, or even in case of its termination by legal requirement or court order, the TR must be replaced by a substitute legally cetermined for such.

"**Bonds' Trustee**" means The Bank of New York Mellon and Citicorp Trustee Company Ltd., fiduciary agents pursuant to the Bonds Issue Deeds, as the case may be, as well as the companies that are directly or indirectly controlled thereby, their officers, administrators and employees, or other agent that may be indicated in replacement of The Bank of New York Mellon and/or Citicorp Trustee Company Ltd. pursuant to the Bonds Issue Deeds.

"**UPI**" means the isolated production sites tc be disposed of under the terms of article 60 of the LFR.

"**Fair Market Value**" means, regarding any asset, the price (which, for clarification, shall consider any liability associated with the related asset) that would be paid by a willing buyer to a willing seller not affiliated in a commercial transaction that does not involve the arrest of assets or coercion from any part, determined in good faith the Board of Directors of Oi.

---

**EXHIBIT 2.6**
**REPORTS**

---

**EXHIBIT 3.1.3**
**Assets**

Direct or indirect disposal of the following assets:

**UNITEL S.A.**, an Angolan company with tax identification number 5410003144, registered before the Commercial Registry of Luanda under number 44/199, headquartered in Talatona, Sector 22, via C3, Edifício UNITEL, Luanda Sul, Angola.

**BRASIL TELECOM CALL CENTER S.A.**, a corporation enrolled in the CNPJ/MF under No. 04.014.081/0001-30, registered before the Commercial Registry of the State of Goiás under NIRE 53 3 0000758-6, headquartered at Rodovia BR 153, Km 06, S/N, Bloco 03, Vila Redenção, in the City of Goiânia, State of Goiás, CEP 74.845-090;

**TIMOR TELECOM, S.A.**, corporation, collective entity No. 1014630, registered with the National Administration of Domestic Trade under No. 01847/MTCI/XI/2012, with its principal place of business at Rua Presidente Nicolau Lobato, Timor Plaza, 4º andar, in Dili, Timor Leste.

The formalization of the disposal of assets located at the addresses listed below is subject to prior verification regarding the lack of impediment or prohibition of an administrative or judicial nature:

- BR 101 KM 205 (Barreiros/Almoxarifado), in the State of Santa Catarina and registered under enrollment No. 40564;
- Av Madre Benvenuta, in the State of Santa Catarina and registered under enrollment No. 48391;
- Rua Cel Genuino, in the State of Rio Grande do Sul and registered under enrollment Nos. 8.247, 24.697, 24.698, 24.699, 11.046, 11.047;

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

# Cristina Gonzales

Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

*Tradução nº 7952* *Livro nº 166* *Página nº 447*

- Av. Joaquim de Oliveira, in the State of Rio Grande do Sul and registered under enrollment No. 114.947;
- Avenida Lauro Sodre nº 3290, in the State of Rondônia and registered under enrollment No. 24743;
- Rua Gabriel de Lara, in the State of Paraná and registered under enrollment No. 16059;
- Rua Neo Alves Martins nº 2263, in the State of Paraná ard registered under enrollment No. 58948;
- Travessa Teixeira de Freitas nº 75 (Complexo Merces F), in the State of Paraná and registered under enrollment Nos. 36731, 36732, 36733, 36734, 36735, 36736, 36737, 36738, 36739, 36740 and 36741;
- Avenida Teixeira de Freitas nº 141 (Complexo Merces G), in the State of Paraná and registered under enrollment No. 15049;
- Rua Visconde Nacar nº 234 (Complexo Merces B), in the State of Paraná and registered under enrollment No. 26912;
- Rua Visconde do Rio Branco nº 397 (Complexo Merces A), in the State of Paraná and registered under enrollment No. 13940;
- Avenida Goias, in the State of Goiás and registered under enrollment Nos. 42.041 and 42.042;
- Avenida Getulio Vargas S/N, in the State of Roraima and registered under enrollment Nos. 46.241, 46.242, 46.243 and 46.244;
- Rua Sabino Vieira / Rua Chaves De Faria nº 85/ R.S.L. Conzaga nº 275, in the State of Rio de Janeiro and registered under enrollment No. 55316;
- Rua Dr. Miguel Vieira Ferreira (Rua Uranos 1139), in the State of Rio de Janeiro and registered under enrollment No. 51186;
- Estr. Pau da Fome nº 2716, in the State of Rio de Janeiro and registered under enrollment No. 105885;
- Avenida Nossa Senhora de Copacabana nº 462 A, lj e, s/lj, in the State of Rio de Janeiro and registered under enrollment No. 67704;
- Rua dos Limoeiros nº 200, in the State of Rio de Janeiro and registered under enrollment No. 10409;
- Camaragibe - Estrada de Aldeia - Km-125, in the State of Pernambuco and registered under enrollment No. 2503;
- Rua do Principe nº 156 e nº 120, in the State of Pernambuco and registered under enrollment No. 24857;
- Rua Itambe nº 200, in the State of Minas Gerais and registered under enrollment No. 38227;
- Rua Vitorio Nunes Da Motta nº 220, Enseada do Suá in the State of Espírito Santo and registered under enrollment No. 52265;
- Rua Silveira Martins, Cabula, nº 355, in the State of Bahia and registered under enrollment No. 76908;
- Rua Prof. Anfrisia Santiago nº 212, in the State of Bahia and registered under enrollment No. 12798;
- Avenida Getulio Vargas - BL. A, nº 950, in the State of Amazonas and registered under enrollment No. 14610;
- Rua Goias, S/N, Farol, in the State of Alagoas and registered under enrollment No. 75071.
- Rua Zacarias da Silva, Lote 2, Barra da Tijuca (Alvorada), in the City and State of Rio de Janeiro and registered under enrollment No. 381171;
- Rua Senador Pompeu, nº 119 - 5º andar, Centro, in the City and State of Rio de Janeiro and registered under enrollment No. 106766;

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 / +55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
Tradução nº 7952 *Livro nº 166* *Página nº 448*

- Rua Alexandre Mackenzie, nº 75, Centro, in the City and State of Rio de Janeiro and registered under enrollment Nos. 274011, 274012, 274013, 274014, 274015, 274039, 274040, 274041, 274042;
- Rua do Lavradio, nº 71, Centro (Arcos), in the City and State of Rio de Janeiro and registered under enrollment No. 70149;
- Rua Araribóia, nº 140, São Francisco, in the City of Niterói, State of Rio de Janeiro, and registered under enrollment No. 10770;
- Rua Assai, s/n, Jardim Pindorama, in the City of São Félix do Araguaia, State of Mato Grosso, and registered under enrollment No. 3825;
- Rua Sena Madureira, nº 1070, in the City of Fortaleza, State of Ceará, and registered under enrollment No. 1409;
- Rua Manoel P. da Silva (Cap. Pereirinha, S/N), in the City of Corumbá, State of Mato Grosso do Sul, and registered under enrollment Nos. 24.969, 24.970, 24.971, 24.972 and 24.973;
- Av Nicanor de Carvalho, nº 10, in the City of Corumbá, State of Mato Grosso do Sul, and registered under enrollment No. 12295;
- Pq. Triunfo de Cotegipe, S/N – João Dantas, in the City of Alagoinhas, State of Bahia, and registered under enrollment No. 775;
- Estrada Velha do Amparo, KM 4, in the City of Friburgo, State of Rio de Janeiro, and registered under enrollment No. 5283;
- Av. Prudente de Morais, nº 757 B, Bairro Tirol, in the City of Natal, State of Rio Grande do Norte, and registered under enrollment No. 28639;
- Av. Afonso Pena, nº 583, in the City of Manaus, State of Amazonas, and registered under enrollment No. 7496;
- Rua Leitão da Silva, nº 2.159, Itararé (CONJED), in the City of Vitória, State of Espírito Santo, and registered under enrollment Nos. 46.977 and 46.978;
- BLOCO C, QUADRA 02, SETOR COMERCIAL CENTRAL, Planaltina, in the City of Brasilia, Distrito Federal, and registered under enrollment No. 801;
- Rua Padre Pedro Pinto nº1460, Venda Nova (ISFAP), in the City of Belo Horizonte, State of Minas Gerais, and registered under enrollment No. 4187;
- Rua 2 De Setembro, nº 733, Campo De Futebol, in the City of Blumenau, State of Santa Catarina, and registered under enrollment No. 598;
- BR 116, KM 159, Rua Cel Antônio Cordeiro, 3950, Altamira, in the City of Russas, State of Ceará, and registered under enrollment No. 180;
- Rua Correa Vasques,69, Cidade Nova, in the City and State of Rio de Janeiro and registered under enrollment Nos. 40962, 40963, 40964, 40965, 40966, 40967, 40968, 40969, 40970, 40971, 40972, 41190;
- Rua Walter Ianni, Anel Rodoviário, KM 23,5 - Bairro Aarão Reis/São Gabriel (PUC MINAS), in the City of Belo Horizonte, State of Minas Gerais, and registered under enrollment No. 27601;

EXHIBIT 4.2.4
SECURED CREDITS

EXHIBIT 4.3.1.2(A1)
RESTRUCTURING OPTION I – CREDITS IN REAIS

EXHIBIT 4.3.1.2(A2)

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 449*

**RESTRUCTURING OPTION I – CREDITS IN REAIS**

---

**EXHIBIT 4.3.1.2(B)**
**RESTRUCTURING OPTION I – CREDITS IN UNITED STATES DOLLARS**

---

**EXHIBIT 4.3.3.1(F)**
**INSTRUMENT OF NON-QUALIFIED BONDHOLDERS' UNSECURED CREDITS**

---

**EXHIBIT 4.3.3.3.(F)**
**QUALIFIED BONDHOLDERS' UNSECURED CREDITS – NEW NOTES**

---

**EXHIBIT 4.3.3.5(c)**
**CONDITIONS PRECEDENT**

The following Conditions Precedent are conditions precedent for the Capital Increase – Capitalization of Credits as set forth in Section **4.3.3.5(c)** of the Plan, which shall be verified or formally and expressly waived by the Qualified Bondholders Unsecured Creditors in Creditors' Meeting, as set forth in **Exhibit 8.1**:

*(i)* approval of the Plan by the Creditors' General Meeting, as per Article 45 of LFR;

*(ii)* Judicial Ratification of the Plan without any exception, modification or restrict that directly or indirectly affects any right of the Qualified Bondholders Unsecured Creditors as per the Plan, individually or jointly considered, provided that

*(ii.a)* no appeal is filed against the decision of Judicial Ratification of the Plan (Article 58 of LFR) which has received staying effects or, if staying effects are given to the appeal, the decision that granted staying effects has been reconsidered or revoked by another lower court or panel decision; or

*(ii.b)* no judicial or administrative action has been requested and granted where an injunction, interim relief and/or any measure or similar writ of mandamus that has the effect of staying or making unfeasible the Judicial Ratification of the Plan and/or the implementation, in the whole or in part, of this Plan, or, if said injunction, interim relief and/or any measure or similar writ of mandamus is granted, this granting is reconsidered or revoked by the competent authority.

*(iii)* absence of violation of any obligation assumed by Oi Group pursuant to or as consequence of this Plan;

*(iv)*

*(iv.a)* ANATEL, represented by the Office of the General Counsel for the Federal Government, did not submit new answers or appeals in court nor has insisted on answers or appeals in court existing on the date of the Approval of the Plan in relation to this Plan or to the restructuring object of this Plan, including the novation and/or restructuring of the Pre-Petition Credits Regulatory Agencies, as per **Section 4.3.4**; or

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

**Cristina Gonzales**
Tradutora Pública e Intérprete Comercial
Inglês - Português
Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)
CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP
*Tradução nº 7952* *Livro nº 166* *Página nº 450*

*(iv.b)* ANATEL has not rendered in administrative proceedings a decision determining the intervention or similar acts that affect the granting and/or authorizations operated by Oi Group or that may result in a Material Adverse Effect;

*(v)* novation and restructuring of the Pre-Petition Credits Regulatory Agencies pursuant to this Plan;

*(vi)* granting of all regulatory and legal authorizations necessary for the implementation of the Capital Increase – Capitalization of Credits, including, but not limited to, ANATEL's authorizations and, if applicable, CADE's;

*(vii)* absence of labor, social security, tax, civil and/or environmental, administrative actions, adverse decisions or contingences and/or of any other nature, including, but not limited to, anticorruption investigations or similar actions against Oi Group, which make Debtor liable for the payment of any amount greater than ten (10) billion Reais, individually considered, and/or that result or may result in a Material Adverse Effect.

**EXHIBIT 7.1**
**Corporate Reorganizations**

- Merger of Oi Internet S.A into Oi or Telemar or Oi Móvel;
- Merger of Oi Móvel S.A. into Telemar or Oi;
- Merger of Telemar into Oi.
- Merger of Paggo Administradora Ltda. into Oi Móvel;
- Merger of Brasil Telecom Comunicação Multimídia Ltda. into Telemar or Oi;
- Merger of Copart 4 into Telemar;
- Merger of Copart 5 into Oi;
- Merger or transfer of assets of SEREDE – Serviços de Rede S.A. in one or more Debtors;
- Merger or transfer of assets of Rede Conecta Serviços de Rede S.A. in one or more Debtors;
- Any reorganization that does not cause a Material Adverse Effect on the companies included in Oi Group and that does not materially change the nature of the businesses of the companies included in Oi Group;

**EXHIBIT 8.1.**
**CREDITOR'S MEETING**

**1.1. Creditors' Representation.** Within fifteen (15) days from the Ratification of the Plan, the Qualified Bondholders Unsecured Creditors shall sent notify Oi Group, pursuant to **Section 13.6** of the Plan, to indicate the attorneys-in-fact qualified to represent them in the Creditors' Meeting that may be called pursuant to the Plan, with the following information: (i) full identification; (ii) phone number; (iii) electronic address (email); and (iv) address.

**1.2.** Oi Group is released from calling for the Creditors' Meeting the Qualified Bondholders Unsecured Creditors that do not comply with the term establish above, and this lack of call of such Creditors is not non-compliance by Oi Group with the obligations assumed in this Section.

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales
Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

Tradução nº 7952 *Livro nº 166* *Página nº 451*

1.2.1. Any change in the information sent by the Qualified Bondholders Unsecured Creditors to Oi Group shall be immediately informed to Oi Group, upon new notice pursuant to **Section 13.6** of the Plan. The impossibility of calling the Qualified Bondholders Unsecured Creditor due to the lack of such notice shall be construed as non-compliance by Oi Group with its obligation of calling the Qualified Bondholders Unsecured Creditors for the Creditors' Meeting.

1.3. Rules of Call, Instatement and Resolution. The rules of call, instatement and resolution are the following:

(i) the call will be made at least eight (8) days in advance for the first call and five (5) for the second call;

(ii) the Creditors' Meeting shall be instated, in first call, with the presence of Qualified Bondholders Unsecured Creditors holding more than fifty percent (50%) of the Qualified Bondholders Unsecured Credits, or, in second call, with any quorum;

(iii) the vote of each Qualified Bondholders Unsecured Creditor shall be proportional to the amount of its respective Credit. The Credits in foreign currency shall be converted by the Conversion Exchange Rate;

(iv) except if otherwise set forth in this Plan, the resolutions shall be taken by the Qualified Bondholders Unsecured Creditors that represent more than half (50% + BRL 1.00) of the total amount of the Qualified Bondholders Unsecured Credits present to the Creditors' Meeting;

(v) the Creditors' Meeting shall take place always in the City of Rio de Janeiro, State of Rio de Janeiro, in the Federative Republic of Brazil, in a location to be timely defined by Oi Group;

(vi) the call of the Qualified Bondholders Unsecured Creditors shall be made by Oi Group, by its own initiative or at the request of the Qualified Bondholders Unsecured Creditors representing at least twenty percent (20%) of the Qualified Bondholders Unsecured Credits, through notice sent by email to any of the attorneys-in-fact indicated by the Qualified Bondholders Unsecured Creditor for that purpose, pursuant to **Section 13.6** of the Plan. If Oi Group, at the request of the Qualified Bondholders Unsecured Creditors, representing at least twenty percent (20%) of the Qualified Bondholders Unsecured Credits, does not call the Creditors' Meeting within five (5) Business Days from the respective request, such Qualified Bondholders Unsecured Creditors may call a Creditors' Meeting in their own name, and they shall be refunded by Oi Group for the costs incurred; and

(vii) the rules set forth in LFR for instatement and resolution in Creditors' General Meeting shall be applied to what is not expressly provided in this Exhibit.

EXHIBIT 9.2
MEMBERS OF THE TRANSITIONAL BOARD OF DIRECTORS

1. José Mauro Mettrau Carneiro da Cunha, CPF (Individual Taxpayers' Register) No. 299.637.297-20 – Chairman

2. Ricardo Reisen de Pinho, CPF No. 855.027.907-20 – Vice-Chairman

3. Marcos Duarte Santos, CPF No. 014.066.837-36

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Cristina Gonzales

Tradutora Pública e Intérprete Comercial
Inglês - Português

Matrícula na JUCESP nº 787
CCM nº 9.743.188-5 (São Paulo, SP)

CPF/MF nº 108.911.608-09
RG nº 14.873.251 SSP/SP

Tradução nº 7952 *Livro nº 166* *Página nº 452*

5. Pedro Zañartu Gubert Morais Leitão, Portuguese Passport No. M655076

6. Helio Calixto da Costa, CPF No. 047.629.916-00

7. Marcos Rocha, CPF 801.239.967-91

8. Eleazar de Carvalho Filho, CPF 382.478.107-78

9. Marcos Grodetzky, CPF 425.552.057-72

In the absences or temporary hindrance of the Chairman of the Transitional Board of Directors, he shall be replaced by the Vice-Chairman of the Transitional Board of Directors, regarding his functions and prerogatives.

IN WITNESS WHEREOF, I hereunto set my hand and seal.

São Paulo, December 27, 2017

CRISTINA GONZALES

Rec. No.: 4392
Talão No.: 037
Emol.: R$14.867,77

Rua Pereira Estéfano, nº 114 - conjunto 809
04144-070 São Paulo, SP
+55 (11) 3384-8550 /+55 (11) 99153-0636
cristina@aliancatraducoes.com.br

Exhibit C

BRAZILIAN CONFIRMATION ORDER

08/01/2018 TJERJ - consulta - Descrição

**Processo nº:** 0203711-65.2016.8.19.0001

**Tipo do Movimento:** Decisão

**Descrição:** Tratam os autos de ação da recuperação judicial das empresas OI S.A., TELEMAR NORTE LESTE S.A., OI MÓVEL S.A., COPART 4 PARTICIPAÇÕES S.A., COPART 5 PARTICIPAÇÕES S.A., PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. e OI BRASIL HOLDINGS COÖPERATIEF U.A do GRUPO OI. Requerem as empresas em recuperação a concessão da recuperação judicial na forma do plano aprovado em Assembleia Geral de Credores, com a dispensa da apresentação das certidões referidas no art. 57 da Lei 11.101/05. Remetidos os autos ao Ministério Público, o douto parquet apresentou parecer no qual, em síntese, afirmou que a evolução da redação do plano, nos termos aprovados, teria dissipado uma série de perplexidades previamente vislumbradas na proposta enviada no dia 19 de dezembro, não havendo, no seu entender, mais previsão de tratamento diferenciado de credores, sem critérios razoáveis e objetivos. Aponta, porém, o Parquet algumas cláusulas que devem ser pontualmente revistas, no seu entender, pelo Poder Judiciário. Mais especificamente, o MP requer: - o afastamento da cláusula 4.3.4 do plano, que prevê os termos de pagamento dos créditos não tributários detidos pela Agência Nacional de Telecomunicações - ANATEL, por entender que os créditos só podem ser pagos nos termos da legislação vigente (Leis 10.522/2002 e 13.494/2017), cabendo à AGC apenas ´optar por uma ou mais formas de pagamento já estabelecidas em lei, jamais inovar em relação às suas disposições para beneficiar o devedor com condições mais brandas´; - sejam as recuperandas proibidas de efetuarem reembolso de despesas suportadas pelos credores para o recebimento de seus créditos no processo de recuperação, declarando-se a invalidade daquelas previstas na Seção 11 do Anexo ´Subscription and Commitment Agreement´ do PRJ), por atentarem contra o art. 5º, II, da LRF; - seja estendido o pagamento das ´fees´ previstas no mesmo Anexo a todos os credores integrantes da Classe III com o mesmo perfil (valor, origem do crédito e higidez de garantias de aporte), que se comprometam a investir novos recursos na companhia através da subscrição daquelas ações nas mesmas condições; - seja determinado aos órgãos diretivos das Recuperandas que convoquem AGE com a finalidade de adequar os estatutos das companhias às decisões tomadas em AGC, bem como para formalmente implementar o aumento de capital e a emissão das ações ordinárias pertinentes. Por fim, o MP considerou superável a exigência inscrita no art. 57 da LRF, tendo em vista a jurisprudência formada e consagrada sobre o assunto, inclusive no STJ. A ANATEL também peticionou nos autos, alegando que ´as disposições contidas no Plano de Recuperação Judicial da Oi, mormente a pretensão de parcelamento com o uso dos depósitos judiciais como entrada e descontos para os juros e multa de mora (Cláusula 4.3.4)´ não possuem efeitos para a Agência em razão de suas ilegalidades. Ressaltou a Agência que as hipóteses de parcelamento dos seus créditos estão em desconformidade com a Lei 10.522/02 e MP 780/17 e com as decisões proferidas pelo Tribunal de Justiça, que determinaram a participação da ANATEL na AGC desde que as legislações correlatas à autarquia fossem respeitadas. Passo a decidir. I - PLANO FRUTO DE NEGOCIAÇÃO COM CREDORES Fazendo um necessário intróito, cabe recordar que o objetivo principal de um plano de recuperação judicial é convencer a coletividade de credores da adoção de determinadas medidas que permitam a reorganização das atividades empresariais, com vista à continuidade do negócio desenvolvido. Considerando que o plano de recuperação judicial é a peça fundamental para o sucesso da recuperação judicial, permiti, no início do processo, às devedoras que apresentassem aos credores o plano na forma que melhor lhes aprouvesse, dentro da realidade econômico-financeira que só elas conheciam bem. Mas, sabendo-se que a negociação com os credores, especialmente com os que detêm créditos relevantes, é medida que se impõe para o sucesso da recuperação judicial (sucesso no sentido de satisfação máxima dos credores quanto ao recebimento dos seus créditos, atrelado ao soerguimento da própria empresa), entendi necessária a atuação firme do Poder Judiciário no momento conturbado pelo qual passavam as Recuperandas. Relembrando que o foco do processo de recuperação deve estar na empresa e não no empresário, ainda mais quando se trata de sociedades que exercem atividades essenciais por meio de concessão pública, e que um ambiente de harmonia e independência entre credores e devedores era fundamental para que ocorressem as negociações, depois de diversas tentativas de negociação e pedidos de adiamento da assembleia, ultrapassado largamente o prazo assinalado pelo juízo, nomeei o atual Presidente do Grupo OI, Eurico Teles, eleito por sua Diretoria Executiva e ratificado pelo Conselho de Administração, como responsável pessoal para conduzir e concluir as negociações com os credores desta recuperação. A este último foi conferida a missão de apresentar até o dia 12/12/2017 o plano de recuperação, independentemente de aprovação pelo Conselho de Administração, o que foi cumprido após intensas negociações. A referida decisão do Juízo foi atacada por agravo de instrumento e por nova petição nos autos na qual o acionista Société Mondiale pediu inclusive o adiamento da AGC designada para o dia 19. Tanto em primeiro grau como em segundo grau, a decisão foi mantida. Nos termos da decisão proferida pela Des. Monica Maria Costa no AI 0072315-31.2017.8.19.0000: ´Não há como deixar de reconhecer que, no cenário de uma recuperação judicial, o princípio da função social da propriedade, bem como da empresa, devem balizar o exercício dos direitos dos acionistas, disciplinados notadamente nos art.116 e 154, ambos da LSA, que não mais se encontram adstrito ao interesse do empresário, mas sim da sociedade empresarial e do interesse social indissociável ao soerguimento da empresa viável, de forma a ser preservada a fonte produtora e geradora de empregos, bens e serviços, a fim de que seja promovida sua função social e estimulando a atividade econômica. (...) As causas elencadas pelo magistrado de piso para a adoção das medidas determinadas na condução da recuperação judicial, quais sejam, a existência de indícios de abuso de poder, a possível interferência de terceiros potencialmente conflitados, eventual resistência a deliberações já tomadas na recuperação judicial e atuação independente dos Diretores nomeados tanto em relação aos acionistas controladores, quanto aos credores, demandam dilação probatória mínima, a qual desborda o juízo de cognição percuciente. De outro lado, não há qualquer prova no sentido de que a antiga Diretoria, que vem sendo a responsável pela condução operacional da companhia ao longo de todo este processo recuperacional, esteja atuando em prejuízo e descompasso com os interesses sociais da empresa. Inclusive, conforme mencionado pelo juízo a quo, a diluição dos poderes da atual Diretoria não seria recomendável, e vai de encontro à orientação dada pela ANATEL, devendo ser preservada a autonomia e a independência da Diretoria das devedoras, que foi constituída, na sua maioria, antes da instauração do atual conflito entre credores e devedores, responsável pela condução operacional da companhia ao longo de todo este processo recuperacional, sendo capazes de preservar a prestação do serviço público de forma satisfatória. (...) Contudo, de fato, a divergência entre os acionistas acerca do plano de recuperação a ser apresentado em assembleia vem causando um notório tumulto na administração da companhia, tendo impedido o conclave por três vezes, ensejando uma insustentável prorrogação do stay period, além de ocasionar uma generalizada insatisfação entre os credores e uma densa instabilidade no seio desta recuperação.´ A Assembleia Geral de Credores foi então realizada no dia 19/12/2017 e a prova de que um ambiente tranquilo era fundamental para que a Diretoria negociasse com os credores foram os pedidos de suspensão formulados no curso da AGC por relevantes credores das recuperandas, como os bondholders, bancos públicos e bancos de fomento estrangeiros, de forma a que últimas negociações e ajustes fossem feitos ao plano. Como destacado pelo parecer do Ministério Público que opinou pelo indeferimento do pedido de adiamento da AGC formulado pelo referido acionista, o aprimoramento do plano

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e a dissipação dos impasses na negociação podem e devem ser realizados no curso da AGC: ´Ocorre, no entanto, que seu aprimoramento é possível até mesmo durante o conclave que se aproxima, sendo de responsabilidade de todos aqueles que dela participam produzir algo passível de aprovação pelo juízo. TAL INCOMPLETUDE NÃO DEVE SER ÓBICE À REALIZAÇÃO DA ASSEMBLEIA, MAS SIM MAIS UM MOTIVO PARA QUE ELA SE INSTALE E DISSIPE UMA SÉRIE DE IMPASSES DE NEGOCIAÇÃO QUE SE MOSTRARAM EVIDENTES AO LONGO DESSES ÚLTIMOS MESES. Ademais, como é comum em processos dessa magnitude, nada impede que uma vez instaurada, obtenha-se avanço em pontos de consenso com a suspensão para discussões mais aprofundadas acerca dos entraves.´ Dito e feito, como vaticinado pelo Ministério Público. As negociações ocorridas durante a AGC dissiparam diversos impasses, e, após as suspensões realizadas no curso do conclave, cujos trabalhos duraram cerca de 20 horas (o cadastramento dos credores se iniciou às 8:30h do dia 19/12 e a ata foi assinada às 4:45h do dia 20/12, como informado pelo AJ), o plano foi aprovado pela maioria esmagadora dos credores. Assim, parece ter sido acertada a decisão que conferiu ao Presidente do Grupo OI a prerrogativa e a responsabilidade de negociar com os credores um plano que atendesse aos interesses da coletividade. II - COMPARECIMENTO E APROVAÇÃO MACIÇOS A presente recuperação, como já salientado nos autos, traz números nunca antes vistos em um processo de recuperação judicial. E esse gigantismo é obviamente um reflexo do tamanho das Recuperandas. Não custa lembrar que o Grupo OI é um dos maiores conglomerados empresariais do Brasil, com forte impacto na economia brasileira e recolhedor de valores bilionários aos cofres públicos a título de impostos. As Recuperandas têm mais de 70 milhões de usuários, geram mais de 140 mil empregos, é responsável por sistema de telecomunicações que viabilizam atividades fundamentais ao país, como as eleições estatais, têm cerca de 3.000 municípios que dependem exclusivamente de sua rede e está presente em quase 100% do território nacional. Assim, por essas peculiaridades, o soerguimento do Grupo tem especial relevo no contexto sócio-político-econômico do país. Por isso, reunir em AGC os inúmeros credores do Grupo que estão espalhados por todo o Brasil, e também no exterior, era uma tarefa complexa e que demandou uma primorosa atuação do Administrador Judicial, que desenhou, estruturou e organizou um evento que estivesse apto a receber todos os interessados. Como se extrai do resumo da lista de presença anexado à ata da AGC e colacionado abaixo para facilitar a visualização, a Assembleia contou com a participação maciça dos credores das Recuperandas: CLASSE I TRABALHISTAS Total de Credores: 4075 / Total de presentes 3383 83.02% dos credores presentes Total do valor dos Credores: 883.824.793,07 / Total do valor dos presentes: 815.561,515,41 92,28% dos valores presentes CLASSE II - GARANTIA REAL Total de Credores: 1 / Total de Presentes: 1 100% dos credores presentes Total do valor dos Credores: 3.326.951.525,30 / Total do valor dos Presentes: 3.326.951.525,30 100% dos valores presentes CLASSE III - QUIROGRAFÁRIO Total de Credores: 53365 / Total de Presentes: 31993 59.95% dos credores presentes Total do valor dos Credores: 59.185.781.003,19 / Total do valor dos presentes: 58.339.009.803,27 98.57% dos valores presentes CLASSE IV - MICROEMPRESA Total de Credores: 1927 / Total de presentes: 994 51.58% dos Credores Presentes Total do valor dos Credores: 50.704.412,75 / Total do valor dos presentes: 29.934.973,26 59,04% dos valores presentes O resultado da votação revela que também foi maciço o apoio dos credores ao plano. Confira-se, por oportuno, o laudo de votação anexado pelo Administrador Judicial: Você aprova o plano de recuparação judicial? Plano de recuperação: Total SIM: 35.779 / 35.421.646.806,61 (74.6%) de 47.482.481.221,92 Total NÃO: 141 / 12.060.834.415,31 (25.4%) de 47.482.481.221,92 CLASSE I - TRABALHISTA Total de votos Cabeça Total de Votos Crédito Total SIM: 3104 (100%) 789.681.310,63 (100%) Total Não: 0 (0%) 0,00 (0%) CLASSE II - GARANTIA REAL Total de Votos Cabeça Total de Votos Crédito Total SIM: 1 (100%) 3.326.951.525,30 (100%) Total NÃO: 0 (0%) 0,00 (0%) CLASSE III - QUIROGRAFÁRIO Total de Votos Cabeça Total de Votos Crédito Total SIM: 31.682 (99.56%) 31.275.158.047,64(72.17%) Total NÃO: 139 (0.44%) 12.060.755.365,09 (27.83%) CLASSE IV - MICROEMPRESA Total de Votos Cabeça Total de Votos Crédito Total SIM: 992 (99,8%) 29.855.923,04 (99,74%) Total NÃO: 2 (0,2%) 79.050,22 (026%) Ou seja, depois de mais de 20 horas de trabalhos, a AGC foi concluída com a expressiva aprovação do plano, em todas as classes de credores. Computando-se o voto por cabeça, o plano foi aprovado por 100% dos credores das classes I e II, por 99,5% da classe III e por 99,8% da classe IV. Computando-se o voto por valor, o plano foi aprovado por 100% dos credores das classes I e II, por 72,17% da classe III e por 99,7% da classe IV A classe III (valor) apenas não alcançou percentual próximo de 100, como as demais, em razão do voto desfavorável da ANATEL que desde o início do processo se insurge quanto (i) à submissão do seu crédito ao processo de recuperação, sendo certo de que já há decisão deste Juízo, confirmada pelo e. Tribunal de Justiça, afirmando que seu crédito está inteiramente submetido à recuperação judicial e (ii) ao parcelamento do crédito da Agência Reguladora. Como ressaltou a ANATEL em sua manifestação apresentada ao AJ (Anexo 34 da ata), sua Procuradoria-Geral determinou que o representante da ANATEL votasse contra qualquer plano de recuperação do Grupo Oi ´em razão de óbices jurídicos materiais e formais, uma vez que o parcelamento de crédito público se dá necessariamente nas condições definidas em lei pelos representantes do povo, em decisão de autoridade administrativa a partir de requerimento formulado pelo interessado no âmbito da Administração Pública, e não por meio de decisão de credores privados tomada em AGC´. Tal alegação será tratada a seguir. Dessa forma, tirante o descontentamento do órgão regulador, O PLANO FOI APROVADO EM TODAS AS CLASSES DE FORMA QUASE UNÂNIME, EM UMA ASSEMBLEIA QUE CONTOU COM MACIÇA ADESÃO E PARTICIPAÇÃO DOS CREDORES. Este resultado mostra que a esmagadora maioria dos credores acredita que o plano apresentado irá soerguer as empresas que têm papel relevantíssimo para a economia do nosso país e, portanto, anseiam pela homologação do plano pelo Poder Judiciário. Como se sabe, com intuito inovador, a Lei 11.101/2005 trouxe ao nosso mundo jurídico um instituto que, diferentemente da antiga concordata, busca satisfazer o maior número de credores da empresa devedora, contudo, sobre um ângulo mais amplo, onde se visa também a proteção jurídica do mercado, que deve sempre que possível se desenvolver de um modo sadio em benefício da sociedade e do crescimento econômico num todo, mediante a preservação da empresa (art. 47). Segundo Manoel Justino Bezerra Filho ´Esta lei pretende trazer para o instituto da falência e da recuperação judicial nova visão, que leva em conta não mais o direito dos credores, de forma primordial, como ocorrera na anterior. A lei anterior, de 1945, privilegiava sempre o interesse dos credores, de tal forma que um exame sistemático daqueles artigos demonstra a ausência de preocupação com a manutenção da empresa como unidade produtiva, criadora de empregos e produtora de bens e serviço, enfim, como atividade de profundo interesse sócia, cuja manutenção de ser procurada sempre que possível´ (Nova Lei de Recuperação e Falência comentada, 3 ed, São Paulo, RT, 2005, pg 129). Ao contrário, a nova lei priorizou, com destaque em seu art. 47, o princípio basilar da recuperação judicial, que é o da preservação da empresa, cirando novos mecanismos para alcance deste objetivo, onde deixaram os credores de ter posição passiva, para participarem ativamente desse novo procedimento. De acordo com Lídia Valério Marzagão ´a adesão dos credores às medidas preventivas de recuperação de empresas é de salutar importância passando estes a ter papel de destaque, relevante no procedimento da recuperação de empresas, na medida em que darão assentimento expresso, em assembleias de credores, sobre as condições propostas no plano de pagamento apresentado pelo devedor. O credor passa da condição passiva, que lhe era imposta na lei anterior, a ter voz ativa, participando do processo, concordando ou desaprovando as condições entabuladas no plano de recuperação apresentado pelo devedor´ (A Recuperação Judicial. Comentários à nova lei de recuperação e falência de empresas: doutrina e prática.

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Coord Rubens Approbato Machado. São Paulo. Quartier Latim, 2005, pg. 80). Temos, então, a inovadora participação ativa dos credores no projeto de recuperação a ser executado, ao mesmo tempo em que o legislador não olvidou em dar entusiástico destaque à preservação da empresa, como fonte geradora de empregos e recursos econômicos, e relevante função social. No caso dos autos, os interesses dos credores são claros em aprovar o plano apresentado pelas devedoras, amplamente discutido e negociado, não cabendo ao juiz interferir na vontade manifestada no conclave, que é soberana. Embora haja decisões, em sede de recuperação judicial, conferindo ao Judiciário a fiscalização sobre as decisões assembleares, certo é que tal mitigação do poder de decisão dos credores se restringe a impedir o desrespeito das garantias Constitucionais e a aprovação de medidas vedadas por lei, devendo, em regra, portanto, prevalecer a decisão do colegiado formado. Neste sentido: RECURSO ESPECIAL Nº 1.359.311 - SP (2012/0046844-8) RELATOR : MINISTRO LUIS FELIPE SALOMÃO RECORRENTE : BRAIDO-LEME INDUSTRIA QUIMICA LTDA ´ADVOGADO : PAULO HOFFMAN E OUTRO(S) RECORRIDO : REI FRANGO ABATEDOURO LTDA ADVOGADO : JÚLIO KAHAN MANDEL E OUTRO(S) EMENTA: DIREITO EMPRESARIAL. PLANO DE RECUPERAÇÃO JUDICIAL. APROVAÇÃO EM ASSEMBLEIA. CONTROLE DE LEGALIDADE. VIABILIDADE ECONÔMICO-FINANCEIRA. CONTROLE JUDICIAL. IMPOSSIBILIDADE. 1. Cumpridas as exigências legais, o juiz deve conceder a recuperação judicial do devedor cujo plano tenha sido aprovado em assembleia (art. 58, caput, da Lei n. 11.101/2005), não lhe sendo dado se imiscuir no aspecto da viabilidade econômica da empresa, uma vez que tal questão é de exclusiva apreciação assemblear. 2. O magistrado deve exercer o controle de legalidade do plano de recuperação - no que se insere o repúdio à fraude e ao abuso de direito -, mas não o controle de sua viabilidade econômica. Nesse sentido, Enunciados n. 44 e 46 da I Jornada de Direito Comercial CJF/STJ. 3. Recurso especial não provido.´ A insatisfação pessoal de alguns credores faz parte do processo, mas deve se subjugar ao interesse do que fora decidido pela maioria do colegiado, sobretudo a maioria esmagadora que votou pela aprovação do plano em questão. No caso dos autos, mesmo diante da magnitude de credores e interesses envolvidos, o plano conseguiu agradar a quase todos, o que é raro e deve ser levado em consideração pelo julgador. III - O CONTROLE DE LEGALIDADE Como destaquei na decisão de fls. 250.141/250.147, doutrina e jurisprudência entendem que a AGC é soberana em suas decisões quanto ao conteúdo do plano de recuperação judicial, cabendo ao Poder Judiciário o controle de legalidade da decisão dos credores, como ocorre em qualquer ato de manifestação de vontade. Na oportunidade, colacionei diversos julgados do Superior Tribunal de Justiça e deste Tribunal de Justiça do Estado do Rio de Janeiro sobre o tema. O Enunciado 44 do Conselho de Justiça Federal é exatamente neste sentido: ´A homologação de plano de recuperação judicial aprovado pelos credores está sujeita ao controle judicial de legalidade.´ O d. Ministério Público, com a competência que lhe é peculiar, apresentou parecer no qual pugnou pela homologação do plano aprovado, concedendo-se a Recuperação Judicial nos termos do art. 58, caput, reputando-se, todavia, como ilegais algumas cláusulas do plano, conforme acima relatado, cabendo, assim, a análise detida de cada um dos pontos levantados pelo Parquet. a) Crédito da ANATEL Como narrado, o d. representante do Ministério Público manifestou-se pela declaração de invalidade da cláusula 4.3.4 do PRJ, por contemplar forma de pagamento dos créditos não fiscais da ANATEL em discrepância com as disposições da Lei 13.494/17, que regula a matéria. Entendo, contudo, que a aludida legislação não invalida a cláusula do plano, já que tal legislação apenas institui uma faculdade ao devedor, de submeter-se ou não a um programa que prevê a quitação parcelada do seu débito; não cria, pois, um limite de parcelamento ao crédito público a ser observado em casos de recuperação judicial. Não há, pois, afronta à Lei 13.494/17, até porque o crédito da Agencia não se sobrepõe ao interesse da coletividade de credores, pois se trata de crédito submetido a um regime de recuperação previsto em lei especial (LRJ). A Anatel deve se curvar à decisão soberana da Assembleia de Credores. A submissão dos créditos da ANATEL à recuperação judicial já foi enfrentada à exaustão por esse juízo, que por diversas vezes já decidiu que a natureza do crédito da Agência não a coloca em posição de primazia em relação aos demais credores, sendo considerando dignos de tratamento privilegiado e específico apenas aqueles credores expressamente previstos na legislação de regência. Não cabe, assim, repristinar matéria já decidida por esse juízo e que não foi objeto de reforma por órgão superior. b) Reembolso de despesas dos credores Têm razão o Ministério Público quando afirma a invalidade das cláusulas previstas na Seção 11 do Anexo denominado Subscription and Commitment Agreement do PRJ) que facultam às Recuperandas realizarem reembolso de despesas incorridas pelos credores na busca pela satisfação de seus créditos no processo de recuperação, por manifesta violação ao art. 5º, II, da LRF. c) Extensão dos pagamentos de fees Do mesmo modo, assiste razão ao MP quando vislumbra tratamento não isonômico injustificado no pagamento das fees previstas no mesmo Anexo. Tal como já decidi anteriormente, por força do art. 5º, II, da LRF, deve ser garantido a todos os credores integrantes da Classe III com o mesmo perfil (valor, origem do crédito e higidez de garantias de aporte), que se comprometam a investir novos recursos na companhia através da subscrição daquelas ações nas mesmas condições, o pagamento ali previsto. d) Convocação da AGE para decidir sobre questões de governança e aumento de capital Por fim, embora reconheça que os acionistas da companhia devem dar o devido cumprimento às medidas aprovadas pela AGC, sob pena de incorrerem no disposto no art. 64 da LRF e em sua responsabilização pelos prejuízos que assim causem as companhias, aos seus credores e demais acionistas, o MP entende necessária a convocação de AGE para obter a devida formalização e concretização das decisões dos credores relativas à governança e ao aumento de capital. Considero, contudo, que as alterações pertinentes, inclusive do estatuto social da companhia, aprovadas no PRJ dispensam a realização de AGE e podem ser levadas a cabo pelos órgãos de direção da companhia, com base na autorização assemblear de credores, na forma prevista na LRF, que é lei especial em relação à LSA sobre a matéria. Relembrando o acórdão acima transcrito, no cenário de uma recuperação judicial, o princípio da função social da propriedade, bem como da empresa, devem balizar o exercício dos direitos dos acionistas, que não mais se encontram adstrito ao interesse do empresário, mas sim da sociedade empresarial e do interesse social indissociável ao soerguimento da empresa viável, de forma a ser preservada a fonte produtora e geradora de empregos, bens e serviços, a fim de que seja promovida sua função social e estimulando a atividade econômica. Submeter a eficácia das decisões da AGC à realização de AGE em que se vislumbra a real possibilidade de descumprimento do plano, convertendo-se eventual descumprimento em imposição de sanções a seus acionistas e ressarcimento por perdas e danos, seria medida, no entender desse juízo, contrária ao princípio da preservação da empresa, aos arts. 35, I, 50, III e IV, e 64, VI, da LRF. O art. 50 da Lei de Recuperação Judicial contém regra especial com relação à Lei das S/A. Tal regramento prevê legítimos instrumentos jurídicos que visam a reestruturação e ao soerguimento econômico da empresa recuperanda. A cláusula do plano que regula a governança durante a fase de transição está em consonância com o citado artigo 50 da LRJ, e não viola a Lei das S/A, até porque visa conferir estabilidade institucional aos órgãos sociais e aos administradores das recuperandas para fins de cumprimento do plano de recuperação judicial aprovado pela manifestação soberana dos credores. Portanto, a convocação de AGE é absolutamente desnecessária para dar eficácia à decisão soberana dos credores. Pelo contrário, a convocação de assembleia de acionistas, nesta hipótese, reinstalaria a instabilidade fortemente rejeitada pelo Judiciário durante todo esse processo de recuperação judicial. A vontade dos credores deve ser respeitada, sendo até mesmo vedada a prática de qualquer ato - seja por acionista, membro do conselho ou administrador da companhia - que tenha o fim de inviabilizar o cumprimento do plano de recuperação aprovado na forma da lei. Cabe, inclusive, ao Presidente do Conselho de

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Administração dar imediato e efetivo cumprimento ao plano aprovado, tão logo homologado, assegurando, dentre outras, as condições provisórias de governança corporativa e conversão de dívida em ações, conforme decisão soberana dos credores. No mais, não se vislumbra outra cláusula do plano que mereça questionamento. Nas lições de Luiz Roberto Ayoub e Cássio Cavalli, ´na esteira do quanto se afirmou acerca da soberania de assembleia geral de credores, uma vez aprovado o plano em assembleia, o juiz deverá conceder a recuperação, sem que se lhe reserve grande margem de discricionariedade´ (A construção jurisprudencial da recuperação judicial de empresas. Rio de Janeiro: Forense, 2016, p. 296). Assim sendo, entendo que o PRJ deve ser homologando, com as seguintes ressalvas: a) ser inválida a Seção 11 do Anexo denominado Subscription and Commitment Agreement do PRJ) que faculta às Recuperandas realizarem reembolso de despesas incorridas pelos credores na busca pela satisfação de seus créditos no processo de recuperação, por manifesta violação ao art. 5º, II, da LRF; b) devem as condições previstas no item 5 do mesmo Anexo, que preveem o pagamento de commitment fee, serem estendidas a todos os credores nas mesmas condições. IV - CERTIDÕES DO ART. 57 DA LRF Com relação ao pedido das Recuperandas para que seja concedida a recuperação independentemente da apresentação das certidões de que trata o art. 57 da LRF, faz-se necessário tecer algumas considerações sobre a referida norma. Dispõe o art. 57 da Lei de Recuperação Judicial: ´após a juntada aos autos do plano aprovado pela assembleia-geral de credores ou decorrido o prazo previsto no art. 55 desta Lei sem objeção de credores, o devedor apresentará certidões negativas de débitos tributários nos termos dos arts. 151, 205, 206 da Lei no 5.172, de 25 de outubro de 1966 - Código Tributário Nacional´. Sobre este tema, tanto a jurisprudência do STJ como a dos Tribunais firmaram posicionamento inicial de que, diante da falta de políticas públicas que conferiam às empresas em recuperação judicial parcelamento dos créditos fiscais, atendendo assim o art. 68 da Lei 11.101/2005, não haveria necessidade do cumprimento da regra impositiva do art. 57. Contudo, a solidez da referida construção jurisprudencial passou a ser dissolvida, a partir do advento da Lei 13.043/2014 que disciplinou o parcelamento especial para dívidas fiscais com a União de empresas em recuperação judicial, quando alguns julgados passaram a entender que a posição anteriormente solidificada somente deveria ser observada caso o pedido de recuperação judicial tivesse sido requerido antes do advento da referida lei, publicada em 14/11/2014, data que também entrou em vigor. Neste sentido: ´AGRAVO DE INSTRUMENTO Nº 0032818-78.2015.8.19.0000 AGRAVANTE: MINISTERIO PUBLICO AGRAVADO: AMIR ENGENHARIA E AUTOMACAO LTDA RELATOR: DESEMBARGADOR PLÍNIO PINTO COELHO FILHO AGRAVO DE INSTRUMENTO. HOMOLOGAÇÃO DE PLANO DE EMPRESA EM RECUPERAÇÃO JUDICIAL. JURISPRUDENCIA QUE VINHA ADMITINDO A HOMOLOGAÇÃO DE PLANO DE RECUPERAÇÃO JUDICIAL SEM A APRESENTAÇÃO DAS CERTIDÕES NEGATIVAS DE DÉBITOS TRIBUTÁRIOS, EM RAZÃO DA INEXISTÊNCIA DE LEI ESPECÍFICA. EDIÇÃO RECENTE DA LEI DE N. 13.043/2014 QUE PREVÊ UM PROGRAMA DE PARCELAMENTO TRIBUTÁRIO ESPECIAL PARA AS SOCIEDADES EMPRESÁRIAS EM RECUPERAÇÃO JUDICIAL, DE MODO QUE NÃO HÁ MAIS QUALQUER RAZÃO PARA QUE SEJA DISPENSADA A APRESENTAÇÃO DAS CERTIDÕES NEGATIVAS COMO REQUISITO PARA A HOMOLOGAÇÃO DO PLANO. O STF E O STJ SE POSICIONARAM NO SENTIDO QUE A TÉCNICA DA MOTIVAÇÃO ´PER RELATIONEM´ NÃO VIOLA O DISPOSTO NO ARTIGO 93, IX DA CRFB/88. PROVIMENTO AO RECURSO. ´ Não é o caso da recuperação judicial em apreço, que teve seu início em junho de 2016. Contudo, ainda assim, as certidões não podem ser exigida . Conforme bem destacado pelo Ministério Público, ´o tempo decorrido e a reflexão sobre a jurisprudência formada e consagrada inclusive no STJ tem levado a modificação do entendimento no âmbito das Promotorias de Justiça das Massas Falidas na Comarca da Capital. De fato, a exigência da apresentação de CND¿s no momento presente apenas levaria a esperada conclusão das controvérsias surgidas nesse processo para momento futuro e incerto. Não é demais prever que a deterioração das atividades e das relações das recuperandas com seus credores e investidores seria um desdobramento inevitável. Enquanto não homologado o plano nenhum pagamento ou providência nele prevista seriam possíveis pois não se iniciaria a fase de cumprimento.´ (fl. 9 do parecer) Ressalte-se inovadora posição lançada no mundo jurídico em acórdão deste Egrégio Tribunal, quando da apreciação do agravo de instrumento nº 0050788-91.2015.8.19.0000, assim ementado: ´DIREITO EMPRESARIAL. AGRAVO DE INSTRUMENTO. RECUPERAÇÃO JUDICIAL. DECISÃO AGRAVADA CONDICIONANDO A HOMOLOGAÇÃO DO PLANO À APRESENTAÇÃO DE CERTIDÕES NEGATIVAS DE DÉBITOS FISCAIS EXIGIDAS PELO ART. 57 DA LRF, CONSIDERANDO O ADVENTO DA LEI Nº 13.043/2014, QUE DISCIPLINA O PARCELAMENTO ESPECIAL PARA DÍVIDAS FISCAIS COM A UNIÃO DE EMPRESAS EM RECUPERAÇÃO JUDICIAL. DESNECESSIDADE. REFORMA. 1. Antes da edição da referida Lei nº 13.043/2014, a jurisprudência do Superior Tribunal de Justiça se definiu assentando que a inexistência de lei específica acerca das regras de parcelamento de dívida fiscal e previdenciária de empresas em recuperação judicial autoriza a homologação do plano sem necessidade de apresentação de certidões negativas exigidas pelo art. 57 da LRF. 2. Segundo orientação do Superior Tribunal de Justiça, ´o art. 57 da Lei n. 11.101/2005 e o art. 191-A do CTN devem ser interpretados à luz das novas diretrizes traçadas pelo legislador para as dívidas tributárias, com vistas, notadamente, à previsão legal de parcelamento do crédito tributário em benefício da empresa em recuperação, que é causa de suspensão da exigibilidade do tributo, nos termos do art. 151, inciso VI, do CTN´. E, ainda, ´que eventual descumprimento do que dispõe o art. 57 da LRF só pode ser atribuído, ao menos imediatamente e por ora, à ausência de legislação específica que discipline o parcelamento em sede de recuperação judicial, não constituindo ônus do contribuinte, enquanto se fizer inerte o legislador, a apresentação de certidões de regularidade fiscal para que lhe seja concedida a recuperação´. (REsp 1187404/MT, Relator Ministro Luis Felipe Salomão, Corte Especial, j. 19/06/2013). 3. No caso presente, o pedido de recuperação judicial foi protocolizado em 20/05/2013, antes, portanto, da edição da Lei nº 13.043/2014, que entrou vigor somente em 13/11/2014. Dessa forma, como não havia lei regulamentadora acerca do parcelamento especial na ocasião do ajuizamento da ação, a controvérsia deve ser decidida com base no princípio tempus regit actum, sem perder de vista outro princípio, da segurança jurídica. Assim, por tal motivo, o art. 57 da LRF não pode obstaculizar a homologação do plano de recuperação judicial, na linha de entendimento da Corte Superior. 4.Ademais disso, o parcelamento objeto da Lei nº 13.043/2014 alcança apenas os débitos federais, mantendo a lacuna legislativa em relação às dívidas fiscais estaduais e municipais, sendo ilógico, pelo prisma da razoabilidade, que apenas a certidão negativa de débitos fiscais federais seja relevante para efeito de homologação do plano de recuperação, em detrimento das dívidas fiscais estaduais e municipais, como se houvesse uma impensável ordem hierárquica para o recolhimento de tributos. Logo, o parcelamento especial concebido pela Lei nº 13.043/2014, por incompleto, não atende a exigência contida no art. 57 da LRF, devendo, por conseguinte, ser mantida a jurisprudência prevalecente na Corte Superior a respeito do tema, no sentido de permitir a dispensa das certidões negativas para fins de homologação do plano de recuperação. 5. Urge reconhecer que, em muitos casos, os artigos 47 e 57 da LRF são inconciliáveis, levando à inviabilização dos processos de recuperação judicial e, por consequência, impedindo o soerguimento da empresa em dificuldades financeiras. Embora a homologação do plano de recuperação esteja condicionada à apresentação das certidões negativas de débitos fiscais (art. 57, LRF e art. 191-A, CTN), deve preponderar o princípio da preservação da empresa, insculpido no art. 47 da lei recuperacional, cujo propósito maior é proteger a fonte produtora, o emprego, a função social da empresa e o estímulo à atividade econômica. 6. As disposições da LRF devem ser aplicadas de forma harmônica e

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08/01/2018 TJERJ - consulta - Descrição

sistemática, e não isoladamente. O art. 47 expõe categoricamente seu objetivo de viabilizar a empresa viável, com chance real de recuperação, preservando a fonte produtora e geradora de empregos, promovendo sua função social e estimulando a atividade econômica. O art. 57, por seu turno, limita-se à obrigatoriedade formal de assegurar a quitação fiscal, prestigiando a arrecadação. Ambos os interesses (preservação da empresa x arrecadação) militam em favor da coletividade; o primeiro pela manutenção de empregos e atividade produtiva; o segundo porque o produto da arrecadação, presumivelmente, reverte para o bem comum, de modo a atender as demandas da sociedade. 7. No caso concreto, com amparo nos princípios da razoabilidade e proporcionalidade, deve prevalecer a proteção ao interesse jurídico e social mais relevante, que é a preservação da empresa, mesmo porque, conforme art. 5º da Lei de Introdução às Normas do Direito Brasileiro, ´na aplicação da lei, o juiz atenderá aos fins sociais a que ela se dirige e às exigências do bem comum´. Nesse contexto, deve predominar a proteção ao emprego, aos valores sociais do trabalho, à preservação da empresa com potencial de se reerguer e contribuir para o desenvolvimento da economia, inclusive gerando a continuidade da arrecadação, que seria interrompida em caso de decretação de falência. Por conclusão lógica, pode-se afirmar que a continuidade da empresa viável atende também ao interesse arrecadatório do próprio Fisco e, em última análise, da coletividade. 8. Doutrina e jurisprudência sobre o tema. 9. Provimento do recurso, dispensando-se a necessidade de apresentação de certidões negativas de débitos fiscais como condicionante à homologação do Plano de Recuperação Judicial, mesmo após a edição da Lei 13.043/2014 (Desembargador Luciano Saboia Rinaldi)´ Tal posicionamento tem respaldo não somente no princípio maior da norma específica analisada - da preservação da empresa, contido nos termos do art. 47 -, mas na convicção de que enquanto não sobressaírem normas práticas e eficazes no sentido de conceder efetivas medidas para que as empresas em dificuldade econômico-financeira saldem satisfatoriamente os seus créditos fiscais - em qualquer esfera estatal -, não há como impor a essas sociedades empresárias em crise obrigação de quase impossível cumprimento. A Lei 13.043/2014 causa certa perplexidade, pois além de se referir ao parcelamento apenas de créditos fiscais da União, traz no seu bojo medidas de parcelamento de débitos bem mais desvantajosas para as sociedades em recuperação, do que as que supostamente estão com a saúde econômico-financeira em dia. Não por outra razão parte da doutrina levanta dúvidas sobre a inconstitucionalidade da referida Lei, diante de dois pontos básicos: o primeiro, no que toca à exigência do contribuinte em incluir no parcelamento a totalidade de seus débitos tributários, inscritos ou não em dívida, mesmo que discutidos judicialmente; e o segundo, na necessidade da desistência expressa, e de forma irrevogável, de qualquer impugnação, ação ou recurso e, cumulativamente, a quaisquer alegações de direito sobre as quais se fundem as lides administrativas e judiciais. Tais exigências, de fato, parecem ir de encontro à jurisprudência mansa e pacífica do STF no sentido da impossibilidade de se utilizar sanções políticas para cobrança de tributo. De modo geral, com o advento da Lei 13.043/2014, a mitigação jurisprudencial construída não mais pode ser entendida como absoluta, cabendo assim interpretar a regra contida no artigo 57 como cogente apenas em casos em que não atente aos princípios informadores da recuperação: preservação e função social da empresa. Não podemos olvidar que os créditos fiscais não são afetados pela Recuperação Judicial, e nem ao menos a ela se sujeitam, o que torna a exigência da apresentação de certidões negativas ou positivas com efeito negativo por empresa em recuperação, de certa forma contrária ao objetivo maior da Lei. Portanto, inobstante o advento da Lei 13.043/2014, que além de alcançar apenas os débitos fiscais da União, não atenta no caso, aos princípios norteadores da LRF, deve continuar a ser posto em sobreposição o objeto maior do processo de Recuperação Judicial que é a preservação da empresa pelo seu fim social, pela sua natural capacidade de gerar riquezas, empregos e de pagar tributos. Com efeito, coadunado com o posicionamento firmado no referido acórdão acima exposto, e com a promoção do Ministério Público, afasto a exigibilidade da apresentação, por parte das devedoras, das certidões negativas fiscais exigidas na forma do art. 57 da Lei 11.101/2005. V - CONCESSÃO DA RECUPERAÇÃO JUDICIAL Ante todo o exposto, considerando a aprovação do plano pela maioria expressiva dos credores das recuperandas, na AGC realizada em 19/12/2017, que aguardam a homologação do PRJ pelo Poder Judiciário, e uma vez examinados os aspectos de legalidade do plano, resta ao Juízo Recuperacional ratificar por homologação a decisão soberana dos credores. A decisão de homologação deve ser imediata não apenas por força da lei, mas porque milhares de credores terão seus créditos satisfeitos mais rapidamente, lembrando que os credores que mediaram com o Grupo OI, que são mais de 30 mil, receberão o saldo residual em até 10 dias depois da homologação; e os credores trabalhistas começarão a receber em 180 dias contados da homologação. Confiram-se as cláusulas 4.4.1 e 4.1 do plano aprovado: Também depende da homologação do plano o início do prazo para que os credores escolham entre as opções de pagamento de seus créditos na plataforma das Recuperandas, como se extrai da cláusula 4.5 do plano. Assim, ante o exposto, cumpridas as exigências legais, CONCEDO A RECUPERAÇÃO JUDICIAL e HOMOLOGO O PLANO DE RECUPERAÇÃO JUDICIAL apresentado por OI S.A., TELEMAR NORTE LESTE S.A., OI MÓVEL S.A., COPART 4 PARTICIPAÇÕES S.A., COPART 5 PARTICIPAÇÕES S.A., PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. e OI BRASIL HOLDINGS COÖPERATIEF U.A., com as seguintes ressalvas: a) ser inválida a Seção 11 do Anexo (denominado Subscription and Commitment Agreement do PRJ), no que tange à faculdade conferida às Recuperandas de realizarem reembolso de despesas incorridas pelos credores na busca pela satisfação de seus créditos; b) serem as condições previstas no item 5 do mesmo Anexo, que preveem o pagamento de commitment fee, extensíveis a todos os credores nas mesmas condições. Nos termos da fundamentação acima, e atento ao art. 50 da LRF, esclareço que a vontade soberana dos credores deve ser integralmente respeitada, sendo até mesmo vedada a prática de qualquer ato - seja por acionista, membro do conselho ou administrador da companhia - que tenha o fim de inviabilizar o cumprimento do plano de recuperação aprovado na forma da lei. Cabe, inclusive, ao Presidente do Conselho de Administração dar imediato e efetivo cumprimento ao plano aprovado, tão logo homologado, assegurando, dentre outras, as condições provisórias de governança corporativa e conversão de dívida em ações, conforme manifestação soberana dos credores. Dispenso as certidões exigidas no art. 57 da LRF, na forma das razões acima expostas. Publique-se, e dê-se ciência pessoal ao MP e demais órgãos com a mesma prerrogativa. Intimem-se e cumpra-se.

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Exhibit D

CERTIFIED ENGLISH TRANSLATION OF THE BRAZILIAN CONFIRMATION ORDER

TRANSLATIONS
Tradutores Juramentados

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR

| TRADUÇÃO Nº TRANSLATION No. | 44350 | LIVRO Nº BOOK No. | 168 | FOLHA Nº PAGE No. | 1 |
|---|---|---|---|---|---|

THE UNDERSIGNED, CERTIFIED PUBLIC TRANSLATOR, DULY SWORN AND REGISTERED WITH THE BOARD OF TRADE OF THE STATE OF PERNAMBUCO UNDER NO. 406 HEREBY CERTIFIES THAT A DOCUMENT, WRITTEN IN PORTUGUESE WAS PRESENTED FOR TRANSLATION INTO ENGLISH, WHICH HAS BEEN DONE TO THE BEST OF HIS KNOWLEDGE AS FOLLOWS:

State of Rio de Janeiro Judicial Branch
Court of Justice
District of the Capital
Notary Office of the 7th Business Court
Av. Erasmo Braga, 115 Lna Central 706 CEP: 20020-903 - Centro - Rio de Janeiro - RJ Tel.: 3133 2185 e-mail: cap07vemp@tjrj.jus.br

**Page**

**Process: 0203711-65.2016.8.19.0001**

**Electronic Process**

Class / Subject: Judicial Recovery - Judicial Recovery
Author: OI S.A.
Author: TELEMAR NORTE LESTE S.A.
Author: OI MÓVEL S.A.
Author: COPART 4 PARTICIPAÇÕES S.A.
Author: COPART 5 PARTICIPAÇÕES S.A.
Author: PORTUGAL TELECOM INTERNATIONAL FINANCE B.V.
Author: OI BRASIL HOLDINGS COÖPERATIEF U.A.
Interested Party FEDERAL PROSECUTORS BEFORE ANATEL
Interested Party BANCO DO NORDESTE DO BRASIL S.A.
Legal Administrator ARNOLDO WALD LAW FIRM
Interested Party CHINA DEVELOPMENT BANK COORPORATION
Interested Party GLOBNET CABOS SUBMARINOS S.A.
Interested Party PRICEWATERHOUSE COOPERS ASSESSORIA EMPRESARIAL
Legal Representative JOSE MAURO FERNANDES BRAGA JÚNIOR
Interested Party GOLDENTREE DISTRESSED FUND 2014 LP AND OTHER
Interested Party PTLS SERVIÇOS DE TECNOLOGIA E ASSESSORIA TÉCNICA LTDA
Interested Party MAZZINI ADMINISTRAÇÃO LTDA
Interested Party TIM CELULAR S.A AND OTHER
Interested Party JEAN LEON MARCEL GRONEWEGEN
Interested Party THE BANK OF NEW YORK MELLON S.A

On this date, I make the final decisions to the MM. Dr. Judge
Fernando Cesar Ferreira Viana
On 01/08/2018

**Decision**

The Case addresses the judicial reorganization of the companies OI S.A., TELEMAR NORTE LESTE S.A., OI MÓVEL S.A., COPART 4 PARTICIPAÇÕES S.A., COPART 5 PARTICIPAÇÕES S.A., PORTUGAL TELECOM INTERNATIONAL FINANCE B.V. and OI BRASIL HOLDINGS COÖPERATIEF U.A of OI GROUP.

REPÚBLICA FEDERATIVA DO BRASIL FEDERATIVE REPUBLIC OF

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REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº / TRANSLATION No. 44350 — LIVRO Nº / BOOK No. 168 — FOLHA Nº / PAGE No. 2

The companies under reorganization require the granting of the judicial reorganization under the plan approved at the General Meeting of Creditors, with the waiver of the submission of the certificates referred to in art. 57 of Law 11.101 / 05.

The documents were submitted to the Public Prosecutor's Office, who presented an opinion in which, in summary, stated that the evolution of the drafting of the plan, under the approved terms, dissipated a series of perplexities previously seen in the proposal sent on December 19th, having no provision for different treatment of creditors, without reasonable and objective criteria.

However, the Public Prosecutor's Office points out some clauses that should be punctually revised, in its opinion, by the Judiciary Branch. More specifically, the Public Prosecutor's Office requests:

- the removal of clause 4.3.4 of the plan, which provides for the payment terms of the non-tax credits held by ANATEL, "Telecommunications National Agency", finding that credits can only be paid in accordance with the current legislation (Laws 10,522 / 2002 and 13.494 / 2017), falling upon the GCM to "only choose one or more forms of payment already established by law, never to innovate regarding its provisions to benefit the debtor with more lenient conditions";

- that the RJ Debtors be prohibited from reimbursing expenses incurred by creditors for the receipt of their credits during the reorganization process, declaring the invalidity of the provision of Section 11 of the Appendix "Subscription and Commitment Agreement" of the RJ Plan, for attempting against Art. 5°, II, of the LRF;

- that the payment of the fees provided for in the same Appendix be extended to all Class III creditors with the same profile (value, origin of the credit and condition of the guarantees who commit themselves to invest new resources in the company through the subscription of those shares under the same conditions;

- that the governing bodies of the RJ Debtors must call an extraordinary shareholders´ meeting for the purpose of adjusting the companies' by-laws to the decisions taken in the GCM, as well as to formally implement the capital increase and the issuance of the relevant common shares.

Finally, the Public Prosecutor's Officeconsidered that the requirement set forth in art. 57 of LRF is surmountable, in view of the case law formed and consecrated on the subject, including by the superior court of justice.

ANATEL also filed a petition in the case records, arguing that "the provisions contained in Oi´s RJ Plan, especially the pretension of installed payments with the use of judicial deposits as a down payment and discounts for interest and arrears fine (Clause 4.3.4)" have no effects over the Agency because of its illegalities. The Agency pointed out that the hypotheses of installed payments of its credits are in disagreement with Law 10.522 / 02 and the Provisional Meausre 780/17 and with the decisions handed down by the Court of Justice, which determined the participation of ANATEL in the GCM as long as the legislation related to the municipalities were respected.

Thus I Decide.

I - PLAN ARISING FROM THE NEGOTIATION WITH CREDITORS

?

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR

TRADUÇÃO Nº / TRANSLATION No. 44350 LIVRO Nº / BOOK No. 168 FOLHA Nº / PAGE No. 3

FEDERATIVE REPUBLIC OF BRAZIL
REPÚBLICA FEDERATIVA DO BRASIL

Making a necessary introduction, it is worth pointing out that the main objective of a judicial reorganization plan is to convince the collectivity of creditors about the adoption of certain measures that allow the reorganization of the business activities, aiming at the continuity of the business developed.

Considering that the judicial reorganization plan is the key to the success of the judicial reorganization, I allowed, at the beginning of the process, the debtors to present the plan to the creditors at their convenience, within the economic and financial reality well known by them.

But, knowing that negotiation with creditors, especially with those who hold relevant credits, is a necessary measure for the success of the judicial reorganization (success in the sense of maximum satisfaction of the creditors as to the receipt of their credits, linked to the uplifting of the company itself), I understood that it was necessary for the Judiciary to act firmly in that disturbed moment in which the RJ Debtors were going through.

Considering that the focus of the recovery process should be on the company rather than on the entrepreneur, especially when it comes to companies that carry out essential activities through public concessions, and that an environment of harmony and independence between creditors and debtors was crucial for the negotiations, after several attempts of negotiation and requests for adjournment of the meeting, far beyond the deadline set by the court, I appointed the current CEO of the Oi Group, Eurico Teles, elected by its Executive Board and ratified by the Board of Directors, as the responsible to conduct and conclude the negotiations with the creditors of this reorganization.

The latter was given the task of presenting the recovery plan until 12/12/2017, regardells of approval by the Board of Directors, which was accomplished after intense negotiations.

The aforementioned decision of the Court was challenged by an appeal and by a new petitio in which the shareholder Société Mondiale even requested the postponement of GCM set for the 19th. Both in the first and second instances, the decision was maintained. In accordance with the decision of Judge Monica Maria Costa in the interlocutory appeal nº 0072315-31.2017.8.19.0000:

"It is important to recognize that, in the context of a judicial reorganization, the principle of the social function of property, as well as of the company, should guide the exercise of the rights of shareholders, notably stated in articles 116 and 154, both from the Corporate Law , which are no longer bound to the interest of the entrepreneur, but rather to the corporate society and the social interest inseparable from the uplifting of the viable company, in order to preserve the source of production and the generation of jobs, goods and services, so its social function is promoted and the economic activity stimulated. (...) The causes listed by the magistrate for the adoption of measures determined in the conduction of the judicial reorganization, namely, the existence of evidence of abuse of power, possible interference of potentially conflicted third parties, possible resistance to decisions already taken in the judicial reorganization and the independent performance of the Officers appointed both in relation to the controlling shareholders and the creditors, demand a minimum deferral, which overflows the judgment of percutient cognition. On the other hand, there is no evidence that the former Executive Board, which has been responsible for the company's operational conduct throughout the whole reorganization process, is acting in detriment and disruption to the company's social interests. In addition, as mentioned by the aforementioned court, the dilution of the powers of the current Board of Executive Officers would not be advisable, and is in accordance with the guidance given by ANATEL, stating that the autonomy and independence of the Board of Executive Officers of the debtors should be preserved, since it was built mostly, prior to the establishment of the

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REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº / TRANSLATION No. 44350 — LIVRO Nº / BOOK No. 168 — FOLHA Nº / PAGE No. 4

current conflict between creditors and debtors, responsible for the operational conduct of the business throughout this recovery process, thus, being able to preserve the public service provision satisfactorily. (...) However, in fact, the divergence among shareholders regarding the recovery plan to be presented at the meeting has caused a notorious disturbance in the company's management, having prevented the conclusion for three times, leading to an unsustainable extension of the stay period, in addition to causing a widespread dissatisfaction among creditors and a dense instability on such recovery. "

The General Meeting of Creditors was then held on 12/19/2017 and proof that a quiet environment was essential for the Board of Directors to negotiate with creditors was the requests for suspension formulated in the course of the GCM by the relevant creditors of the RJ Debtors, such as the bondholders, public banks and foreign development banks, so that last negotiations and adjustments were made to the plan.

As highlighted by the opinion of the Public Prosecutor's Office that rejected the GCM´s request for postponement made by the aforementioned shareholder, the improvement of the plan and the dissipation of the obstacles in the negotiation can and should be carried out in the course of the GCM:

"It happens, however, that its improvement is possible even during the approaching conclave, and it is the responsibility of all those involved to produce something that can be approved by the court. SUCH INCOMPLETENESS SHOULD NOT BE AN OBSTACLE FOR THE MEETING, RATHER ONE MORE REASON FOR IT TO INSTALL AND DISSIPATE A SERIES OF NEGOTIATING PROBLEMS THAT HAVE BEEN EVIDENT OVER THESE PAST MONTHS. In addition, as it is common in proceedings of such magnitude, once it has been installed, there is nothing that prevents its advance in points of consensus with the suspension for further discussions on the obstacles. "

Said and done, as predicted by the Public Prosecutor's Office. The negotiations during the GCM dispelled several obstacles, and after the suspensions held during the conclave, whose works lasted for about 20 hours (the registration of creditors began at 8:30 am on December 19th, and the minutes were signed at 4:45 p.m. on 12/20, as informed by the judicial administrator), the plan was approved by the overwhelming majority of creditors.

Thus, the decision conferring the Oi Group´s CEO the prerogative and responsibility to negotiate with the creditors a plan that would serve the interests of the collectivity seems to have been correct.

II - MASSIVE ATTENDANCE AND APPROVAL

The present reorganization, as already pointed out in the case files, brought numbers never before seen in a judicial reorganization proceeding. And this "gigantism" is obviously a reflection of the size of the RJ Debtors. It is worth mentioning that the Oi Group is one of the largest business conglomerates in Brazil, with a strong impact on the Brazilian economy and collector of billionaire amounts to the public coffers by means of taxes.

The RJ Debtors have more than 70 million users, generate more than 140 thousand jobs, are responsible for a telecommunications system that enables fundamental activities in the country, such as state elections, having about 3,000 municipalities that depend exclusively on its network and is present in almost 100% of the national territory. Thus, due to these peculiarities, the uprising of the Group has special relevance in the socio-political-economic context of the country.

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REPÚBLICA FEDERATIVA DO BRASIL — FEDERATIVE REPUBLIC OF BRAZIL

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR

| TRADUÇÃO Nº TRANSLATION No. | 44350 | LIVRO Nº BOOK No. | 168 | FOLHA Nº PAGE No. | 5 |
|---|---|---|---|---|---|

Therefore, to gather in the GCM the numerous creditors of the Group that are spreaded all over Brazil, and also abroad, was a complex task and demanded an exquisite performance of the Judicial Administrator, who designed, structured and organized an event that was able to receive all the interested parties.

As it can be seen from the summary of the attendance list attached to the minutes of the GCM and added below for a better visualization, the Meeting had the massive participation of the creditors of the RJ Debtors.

CLASS I LABOR
Total Creditors: 4075 / Total attendance 3383
83.02% of the creditors present
Total amount of the Creditors: 883,824,793.07 / Total value of the attendants: 815.561,515,41
92.28% of the values of the attendants

CLASS II - SECURED
Total Creditors: 1 / Total of attendants: 1
100% of the creditors present
Total amount of the Creditors: 3,326,951,525.30 / Total value of the attendants: 3,326,951,525.30
100% of the values of the attendants

CLASS III - UNSECURED
Total Creditors: 53365 / Total of attendants: 31993
59.95% of the creditors present
Total amount of the Creditors: 59,185,781,003.19 / Total value of the attendants: 58,339,009,803.27
98.57% of the values of the attendants

CLASS IV – MICROENTERPRISE
Total Creditors: 1927 / Total of attendants: 994
51.58% of the creditors present
Total amount of the Creditors: 50,704,412.75 / Total value of the attendants: 29,934,973.26
59.04% of the values of the attendants

The result of the vote shows that the creditors´ support in favor of the plan was also massive. See, as appropriate, the voting report attached by the Judicial Administrator:

Do you approve the judicial reorganization plan? Reorganization plan:
Total YES: 35.779 / 35.421.646.806,61 (74.6%) de 47.482.481.221,92
Total NO: 141 / 12.060.834.415,31 (25.4%) de 47.482.481.221,92

CLASS I LABOR

| | Total Head Votes | Total Credit Votes |
|---|---|---|
| Total YES: | 3104 (100%) | 789,681,310.63 (100%) |
| Total No: | 0 (0%) | 0.00 (0%) |

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REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº TRANSLATION No. 44350 LIVRO Nº BOOK No. 168 FOLHA Nº PAGE No. 6

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR

REPÚBLICA FEDERATIVA DO BRASIL FEDERATIVE REPUBLIC OF BRAZIL

CLASS II - SECURED

Total Head Votes — Total Credit Votes

Total YES: 1 (100%)
3,326,951,525.30 (100%)
Total NO: 0 (0%)
0.0 (0%)

CLASS III - UNSECURED

| | Total Head Votes | Total Credit Votes |
|---|---|---|
| Total YES: | 31.682 (99.56%) | 31.275.158.047,64(72.17%) |
| Total NO: | 139 (0.44%) | 12.060.755.365,09 (27.83%) |

CLASS IV - MICROENTERPRISE

| | Total Head Votes | Total Credit Votes |
|---|---|---|
| Total YES: | 992 (99.8%) | 29.855.923,04 (99.74%) |
| Total NO: | 2 (0.2%) | 79.050,22 (026%) |

After more than 20 work hours, the GCM was concluded with expressive approval of the plan, in all classes of creditors.

Counting the votes by head, the plan was approved by 100% of the creditors of classes I and II, by 99.5% of class III and by 99.8% of class IV.

When the voting by value was recorded, the plan was approved by 100% of class I and class II creditors, by 72.17% of class III and 99.7% of class IV

Class III (value) only did not reach a percentage close to 100, as the others, due to the unfavorable vote of ANATEL that since the beginning of the proceeding is against (i) the submission of its credit to the recovery process, being certain of that there is already a decision of this Court, confirmed by the Court of Justice, stating that its credit is entirely subject to judicial reorganization and (ii) the installment plan of the credit of the Regulatory Agency.

As pointed out by ANATEL in its manifestation presented to the AJ (Attachment 34 of the minutes), its Office of the Attorney General determined that ANATEL's representative should vote against any recovery plan of the Oi Group "due to material and formal legal obstacles, since installment of public credit necessarily occurs under the conditions defined by law by the people's representatives, in a decision of an administrative authority based on an application formulated by the interested party in the scope of the Public Administration, and not through a decision of private creditors taken in GCM. " Such a claim will be dealt with below.

Thus, in spite of the discontent of the regulatory body, THE PLAN WAS APPROVED IN ALL CLASSES NEARLY UNANIMOUSLY, IN A MEETING THAT COUNTED ON THE ADHERENCE AND PARTICIPATION OF THE CREDITORS.

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REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR

TRADUÇÃO Nº TRANSLATION No. 44350 LIVRO Nº BOOK No. 168 FOLHA Nº PAGE No. 7

This result shows that the overwhelming majority of creditors believes that the plan presented will uplift the companies that have a very important role in the economy of our country and, therefore, look forward to the confirmation of the plan by the Judiciary Branch.

As it is known, with innovative intent, Law 11,101 / 2005 brought to our legal world an institute that, unlike the old arrangement (*concordata*), seeks to satisfy the largest number of creditors of the debtor company, however, on a wider angle, where the legal protection of the market is also aimed at, which should, whenever possible, develop itself in a healthy way for the benefit of the society and the economic growth as a whole, by preserving the company (Article 47).

According to Manoel Justino Bezerra Filho "This law intends to bring to the institute of bankruptcy and judicial reorganization a new vision, which takes into account no longer the right of creditors, in a primordial way, as occurred in the previous one. The previous law dated 1945 always privileged the creditors' interest, so that a systematic examination of those articles shows the lack of concern about maintaining the company as a productive unit, creator of jobs and producer of goods and services, an activity of deep social interest, whose maintenance should be sought whenever possible " (Nova Lei de Recuperação e Falência – 3 edition, São Paulo, RT, 2005, page 129).

On the contrary, the new law prioritized, with emphasis in its art. 47, the basic principle of judicial recovery, which is the preservation of the company, creating new mechanisms to achieve this objective, where the creditors do not have a passive position anymore and started participating actively in this new procedure.

According to Lídia Valério Marzagão, "the adhesion of creditors to preventive measures of recovering companies is of salutary importance, where they now have a prominent role, relevant in the procedure of recovery of companies, to the extent that they will give express assent, in creditors' meeting , on the conditions proposed in the payment plan submitted by the debtor. The creditor goes from a passive condition, which was imposed on him by the previous law, to having an active voice, participating in the process, agreeing or disapproving the conditions in the recovery plan presented by the debtor "(A Recuperação Judicial. Comentários à nova lei de recuperação e falência de empresas: doutrina e prática." Coord Rubens Approbato Machado. São Paulo. Quartier Latim, 2005, pg. 80).

We now have the innovative active participation of creditors in the recovery project to be executed, while the legislator did not forget to give enthusiastic attention to the preservation of the company as a source of employment and economic resources and a relevant social function.

In the present case, the interests of creditors are clear in approving the plan presented by the debtors, widely discussed and negotiated, and the court shall not interfere with the will expressed in the conclave, which is sovereign.

Although there are decisions in judicial reorganization, granting the Judiciar Branch supervision over the decisions of the meeting, it is certain that such mitigation of the power of decision of the creditors is restricted to prevent the disrespect of the constitutional guarantees and the approval of measures prohibited by law, as a rule, therefore, the decision of the collegiate formed shall prevail.

In this sense:

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REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

SWORN TRANSLATOR

TRADUÇÃO Nº / TRANSLATION No. 44350 — LIVRO Nº / BOOK No. 168 — FOLHA Nº / PAGE No. 8

REPÚBLICA FEDERATIVA DO BRASIL — FEDERATIVE REPUBLIC OF BRAZIL

SPECIAL REMEDY No. 1.359.311 - SP (2012 / 0046844-8) RAPPORTEUR: MINISTER LUIS FELIPE SALOMÃO APPELLEE: BRAIDO-LEME INDUSTRIA QUIMICA LTDA "LAWYER: PAULO HOFFMAN AND OTHERS APPELANT: REI FRANGO ABATEDOURO LTDA LAWYER: JÚLIO KAHAN MANDEL AND OTHERS(S) SUMMARY: CORPORATE LAW. JUDICIAL REORGANIZATION PLAN. APPROVAL AT THE GENERAL MEETING. LEGALITY CONTROL. ECONOMIC-FINANCIAL FEASIBILITY. LEGAL CONTROL IMPOSSIBILITY 1. Once the legal requirements have been met, the court must grant the judicial reorganization of the debtor whose plan has been approved at the general meeting (article 58, caput, of Law 11.101 / 2005), not being allowed to interfere in the aspect of the economic feasibility of the company, since such an issue is of exclusive assembly appreciation. 2. The magistrate must exercise control of the legality of the reorganization plan - which includes the repudiation of fraud and abuse of rights - but not the control of its economic feasibility. In this sense, wording Nº 44 and 46 of the First Commercial Law Journey CJF/STJ. 3. Special appeal not granted. "

The personal dissatisfaction of some creditors is part of the process, but must be subjugated to the interest of what was decided by the majority of the collegiate, especially the overwhelming majority who voted to approve such plan. In this case, even in the face of the magnitude of creditors and interests involved, the plan has been able to please almost everyone, which is rare and must be taken into account by the court.

III - THE LEGALITY CONTROL

As I emphasized in the decision of the pages 250.141 / 250.147, doctrine and jurisprudence understand that the GCM is sovereign in its decisions regarding the content of the judicial reorganization plan, being the responsibility of the Judiciary Branch to control the legality of the decision of the creditors, as occurs in any act of manifestation of will. At that opportunity, I presented several rulings of the Superior Court of Justice and the Court of Justice of the State of Rio de Janeiro on the subject.

Enouncement 44 of the Federal Judicial Council is exactly in that senset: "The confirmation of the judicial reorganization plan approved by the creditors is subject to judicial control of legality."

The hon. Public Prosecutor´s Office, with its special jurisdiction, presented an opinion in which it pleaded the confirmation of the plan, granting the Judicial Reorganization under the terms of art. 58, caput, stating, however, that some clauses of the plan are illegal, as described above, and thus the analysis of the points raised by the Public Prosecutor´s Office should take place.

a. ANATEL´s Credit

As it was said, the representative of the Public Prosecutor's Office is of the opinion that clause 4.3.4 of the RJ Plan is invalid, since it contemplates the payment of ANATEL's non-tax credits in a discrepancy with the provisions of Law 13494/17 that regulates the matter.

I understand, however, that the aforementioned legislation does not invalidate the clause of the plan, since such legislation only establishes an option for the debtor to submit itself to a program providing for the installed payment of its debt; it does not create, therefore, a limit of installments to the public credit to be observed in cases of judicial reorganization.

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REPUBLIC OF BRAZIL FEDERATIVE REPUBLIC OF BRAZIL REPÚBLICA FEDERATIVA DO BRASIL

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR JUCEPE NO. 406

TRADUÇÃO Nº TRANSLATION No. 44350 LIVRO Nº BOOK No. 168 FOLHA Nº PAGE No. 9

Therefore, there is no violation of Law 13494/17, because the credit of the Agency does not overlap with the interest of the collectivity of creditors, since it is a credit subject to a reorganization plan provided for in a special law (LRJ). Anatel must bow to the sovereign decision of the Creditors' Meeting.

The submission of ANATEL's credits to the judicial reorganization has already been dealt to exhaustively by this court, which on several occasions has already decided that the nature of the credit of the Agency does not place it in a position of primacy over other creditors, being considered worthy of privileged and specific treatment only those creditors expressly provided for in the governing legislation.

It is not possible, therefore, to re-examine matters already decided by that court and which were not subject to reformation by a higher authority.

b) Repayment of creditors' expenses
The Public Prosecutor is right to assert the invalidity of the clauses provided for in Section 11 of the Appendix called Subscription and Commitment Agreement of the PRJ) that allow RJ Debtors to reimburse expenses incurred by creditors in the search for satisfaction of their credits in the reorganization process, for breaching art. 5º, II, of the LRF.

c) Extension of fees payments
Likewise, the Public Prosecutor´s Office is right to envisage unjustified non-isonomic treatment regarding the payment of the fees provided for in the same Appendix. As I have already decided, pursuant to art. 5º, II, of the LRF, all class III creditors with the same profile (value, origin of credit and conditions of guarantee) and who undertake to invest new resources in the company through the subscription of those shares under the same conditions must be guaranteed the payment provided for therein.

d) Call for the extraordinary shareholders´ meeting to decide on issues of governance and capital increase
Finally, while acknowledging that the company's shareholders must comply with the measures approved by the GCM, under penalty of incurring in the provisions of art. 64 of LRF and being liable for the losses caused by the companies to their creditors and other shareholders, the Public Prosecutor´s Office deems it necessary to call an extraordinary shareholders´ meeting to obtain proper formalization and implementation of the decisions of the creditors regarding governance and capital increase.

I believe, however, that the pertinent changes, including the company's by-laws, approved in the RJ Plan exempt the extraordinary shareholders´ meeting and may be carried out by the company's management bodies, based on the authorization of the creditors' assembly, as provided for in the Bankruptcy Law, which is a special law regarding the Corporate Law on the matter.

Remembering the above-mentioned ruling, in the context of a judicial reorganization, the principle of the social function of ownership, as well as of the company, should be based on the exercise of shareholders' rights, which are no longer bound to the interest of the entrepreneur, but rather to entrepreneurial society and social interest inseparable from the uplifting of the viable company, in order to preserve the productive source and generate jobs, goods and services, in order to promote its social function and stimulate the economic activity.

Submitting the effectiveness of the GCM's decisions to the extraordinary shareholders´ meeting, in which the real possibility of non-compliance with the plan is realized, converting eventual non-compliance with the imposition of sanctions to its shareholders and compensation for losses and damages, would be contrary

?

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº TRANSLATION No. 44350 LIVRO Nº BOOK No. 168 FOLHA Nº PAGE No. 10

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR JUCEPE Nº 406

REPÚBLICA FEDERATIVA DO BRASIL FEDERATIVE REPUBLIC OF BRAZIL

to the principle of preservation of the company, according to arts. 35, I, 50, III e IV, and 64, VI, of the Bankruptcy Law.

Art. 50 of the Bankruptcy Law contains special rules in regard to the Corporate Law. Such a regulation provides for legitimate legal instruments aimed at the restructuring and economic uplifting of the RJ Debtors.

The clause of the plan that regulates governance during the transition phase is in line with Article 50 of the Bankruptcy Law, and does not violate the Brazilian Corporate Law, as it seeks to grant institutional stability of the corporate bodies and administrators of such companies for the compliance with the judicial reorganization plan approved by the sovereign creditor's will.

Therefore, the convening of an extraordinary shareholders´ meeting is absolutely unnecessary to give effect to the sovereign decision of the creditors. On the contrary, the calling of a shareholders' meeting, in this case, would reinstall the instability strongly rejected by the Judiciary Branch throughout the whole judicial reorganization process.

The will of the creditors must be respected, and even the practice of any act - be it by a shareholder, a member of the board or administrator of the company - to preclude the compliance with the reorganization plan approved according to the law is prohibited. It is incumbent upon the Chairman of the Board of Directors to give immediate and effective compliance to the approved plan, as soon as it is approved, ensuring, among others, the provisional conditions of corporate governance and conversion of debt into shares, according to the sovereign decision of the creditors.

Moreover, there is no other clause in the plan that deserves questioning. According to the lessons of Luiz Roberto Ayoub and Cássio Cavalli, in the wake of what has been said about the sovereignty of a general meeting of creditors, once the plan is approved in the General Meeting, the judge must grant the reorganization, without leaving him a great margin of discretion ("A construção jurisprudencial da recuperação judicial de empresas. Rio de Janeiro: Forense, 2016, p. 296).

Therefore, I understand that the RJ Plan must be confirmed, with the following exceptions:

a) Section 11 of the Appendix called Subscription and Commitment Agreement of PRJ) that allows such companies to reimburse expenses incurred by creditors in the search for satisfaction of their credits in the recovery process is invalid, due to express violation of art. 5°, II, of the Bankruptcy Law;

b) the conditions set forth in item 5 of the same Appendix, which provide for the payment of commitment fee, must be extended to all creditors under the same conditions.

IV - CERTIFICATES OF ART. 57 DA LRF

With respect to the RJ Debtors´request that the judicial reorganization is granted regardless of the submission of the certificates referred to in art. 57 of the Bankruptcy Law, it is necessary to make some considerations about this rule.

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REPUBLICA FEDERATIVA DO BRASIL FEDERATIVE REPUBLIC OF BRAZIL

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº TRANSLATION No. 44350 LIVRO Nº BOOK No. 168 FOLHA Nº PAGE No. 11

Art 57 of the Bankruptcy Law states that: "After the filing in the case records of the plan approved by the general meeting of creditors or after the period provided for in article 55 of this Law without objection of the creditors, the debtor shall submit negative certificates of tax debts under the terms of Articles. 151, 205, 206 of Law 5,172 dated October 25, 1966 - National Tax Code. "

Regarding this matter, both the Superior Court of Justice and the Courts jurisprudence established an initial position that, due to the lack of public policies that gave RJ Debtors tax credits installment, in compliance with art. 68 of Law 11.101/2005, there would be no need to comply with the rule of art. 57.

However, the solidity of the aforementioned jurisprudential construction began to be dissolved, since the advent of Law 13.043/2014, which disciplined the special installed payment for RJ Debtors' tax debts with the Union, when some rulings started to find that the previously solidified position should only be observed if the judicial reorganization had been requested before the advent of the aforementioned law, published on November 14, 2014, date in which it also came into force.

In this sense:
"INTERLOCUTORY APPEAL No 0032818-78.2015.8.19.0000 AGGRAVATING: PUBLIC PROSECUTOR'S OFFICE AGGRAVATED AMIR ENGENHARIA E AUTOMAÇAO LTDA RAPPORTEUR: JUDGE PLÍNIO PINTO COELHO FILHO INTERLOCUTORY APPEAL. CONFIRMATION OF PLAN OF COMPANY UNDER JUDICIAL RECOVERY. JURISPRUDENCE THAT WAS ADMITTING THE APPROVAL OF A JUDICIAL REORGANIZATION PLAN WITHOUT THE NEGATIVE CERTIFICATES OF TAX DEBTS, DUE TO THE LACK OF SPECIFIC LAW. CURRENT ISSUANCE OF LAW OF N. 13.043/2014 THAT PROVIDES FOR A SPECIAL TAX INSTALLMENT PLAN PROGRAM FOR BUSINESS COMPANIES IN JUDICIAL REORGANIZATION, SO THAT THERE IS NO MORE REASON FOR WAIVING THE PRESENTATION OF NEGATIVE CERTIFICATES AS A REQUIREMENT FOR CONFIRMING THE PLAN. STF AND STJ HAVE UNDERSTOOD THAT THE TECHNIQUE OF THE "PER RELATIONEM" MOTIVATION DOES NOT BREACH THE PROVISIONS OF ARTICLE 93, IX OF CRFB / 88. APPEAL GRANTED. "

This is not the case of the judicial reorganization in analysis, which began in June 2016. However, the certificates can not be demanded.

As well highlighted by the Public Prosecutor's Office, "the time elapsed and the reflection on the jurisprudence formed and consecrated even in the Superior Court of Justice have led to a modification of the understanding of the Public Prosecutors' Offices of Bankrupt Estates in the District of the Capital. In fact, the requirement to present the negative tax certificates *(CND)* would only lead to the expected conclusion of the controversies that arose in this process for a future and uncertain moment. It's not too predictive that the deterioration of the activities and relations of the RJ Debtors with their creditors and investors would be an inevitable consequence. Until the plan has not been confirmed, no payment or measure provided for in such plan would be possible because the compliance phase would not begin." (page 9 of the opinion)

Emphasis should be placed on an innovative position launched in the legal sphere in the judgment of this Honorable Court of Justice, when assessing interlocutory appeal No. 0050788-91.2015.8.19.0000, as follows:

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REPUBLIC OF BRAZIL FEDERATIVE REPUBLIC OF BRAZIL
REPÚBLICA FEDERATIVA DO BRASIL

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº TRANSLATION No. 44350 | LIVRO Nº BOOK No. 168 | FOLHA Nº PAGE No. 12

CORPORATE LAW. INTERLOCUTORY APPEAL. JUDICIAL REORGANIZATION. AGGRAVATED DECISION CONDITIONING THE CONFIRMATION OF THE PLAN TO THE PRESENTATION OF NEGATIVE CERTIFICATES OF TAX DEBTS REQUIRED BY ART. 57 OF THE BANKRUPTCY LAW, CONSIDERING THE ADVENT OF LAW No. 13.043/2014, WHICH GOVERNS THE SPECIAL INSTALLMENTS OF RJ DEBTORS´ TAX DEBTS WITH THE UNION. UNNECESSITY. REFORMATION. 1. Prior to the enactment of Law 13.043/2014, the jurisprudence of the Superior Court of Justice was established on the grounds that the absence of a specific law on installments of tax and social security debt of RJ Debtors authorizes the confirmation of the plan without the need for the presentation of the negative certificates required by art. 57 of the Bankruptcy Law. 2. According to the guidance of the Superior Court of Justice, "Article 57 of Law 11.101/2005 and article 191-A of the CTN must be interpreted in light of the new guidelines drawn up by the legislature for tax debts, in view of the legal provision for installed payment of tax credit to the benefit of the company under reorganization, which is a cause of suspension of the tax collectability under the terms of article 151, item VI, of CTN." And also, "that eventual non-compliance with article 57 of the Bankruptcy Law can only be attributed, at least immediately and for the time being, to the absence of specific legislation that governs the installments withtin the judicial reorganization, not constituting a burden on the taxpayer, while the legislator is inert, the presentation of certificates of fiscal regularity in order for the reorganization to be granted ". (Resp 1187404/MT, Rapporteur Minister Luis Felipe Salomão, Special Court, ruled on 06/19/2013). 3. In this case, the application for judicial reorganization was filed on 05/20/2013, before, therefore, the issuance of Law 13.043/2014, which came into force only on 11/13/2014. Thus, since there was no law regulating special installed payment at the time of the filing of the claim, the dispute should be decided on the basis of the tempus regit actum principle, without losing sight of another principle, of legal security. Thus, for this reason, art. 57 of the Bankruptcy Law cannot obstruct the confirmation of the judicial recovery plan, in line with the understandings of the Superior Court. 4. In addition, the installment provided for by Law 13.043/2014 reaches only federal debts, maintaining the legislative gap in relation to state and municipal tax debts, and it is illogical, from the point of view of reasonableness, that only the negative certificate of federal tax debts is relevant for the purpose of approval of the recovery plan, to the detriment of state and municipal tax debts, as if there were an unthinkable hierarchical order for the collection of taxes. Therefore, the special installment plan designed by Law 13.04 2014, is incomplete and does not meet the requirement contained in art. 57 of the LRF, and therefore the case law prevailing in the Superior Court regarding the matter should be maintained in order to allow the waiver of negative certificates for the purpose of confirming the recovery plan. 5. It is important to recognize that, in many cases, Articles 47 and 57 of the Bankruptcy Law are irreconcilable, leading to the unfeasibility of judicial recovery procedures and, consequently, preventing the companies in financial difficulties from uplifting. Although the confirmation of the recovery plan is conditional on the presentation of negative tax debit certificates (article 57, Bankruptcy Law and article 191-A, CTN), the principle of preservation of the company, inscribed in art. 47 of the recovery law, whose main purpose is to protect the production source, employment, social function of the company and the stimulus to economic activity, must prevail. 6. The provisions of the Bankruptcy Law should be applied in a harmonious and systematic way, and not individually. Art. 47 states categorically its objective of making feasible the viable company, with a real chance of recovery, preserving the source of production and job creation, promoting its social function and stimulating the economic activity. Art. 57, in turn, is limited to the formal obligation to ensure the tax discharge, esteeming the collection. Both interests (preservation of the company vs. collection) militate in favor of the collectivity; the first for the maintenance of jobs and productive activity; the second because the product of the collection presumably reverts to the common welfare in order to meet the demands of society. 7. In this case, based on the principles of reasonableness and proportionality, the protection of the most relevant legal and social interest must prevail, which is the preservation of the company, even though, according to art. 5° of the Law of

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REPÚBLICA FEDERATIVA DO BRASIL - FEDERATIVE REPUBLIC OF BRAZIL

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº TRANSLATION No. 44350 LIVRO Nº BOOK No. 168 FOLHA Nº PAGE No. 13

Introduction of the Brazilian Law, "in the application of the law, the judge will comply with social issues to which it is directed and to the demands of the common welfare". In such context, protection of employment, social values of work, preservation of the company with the potential to rebuild itself and contribute to the development of the economy, including generating continuity of collection, which should be interrupted in the event of bankruptcy, should predominate. By a logical conclusion, it can be stated that the continuity of the viable company also attends to the collecting interest of the Treasury itself and, ultimately, of the collectivity 8. Doctrine and jurisprudence on the subject. 9. Provision of the appeal, waiving the need to present negative certificates of tax debts as a condition for the approval of the Judicial Recovery Plan, even after Law 13.043/2014 was issued (Judge Luciano Saboia Rinaldi) "

Such positioning is supported not only by the larger principle of the specific rule analyzed - the preservation of the company, contained in the terms of art. 47 - but in the conviction, that as long as there are no practical and effective rules to give effective measures for companies in economic and financial difficulty to satisfactorily discharge their tax credits - in any state sphere - there is no way to impose on such entrepreneurs in crisis obligation of nearly impossible fulfillment.

Law 13.043/2014 causes a kind of perplexity, since in addition to referring to the installment only of tax credits of the Union, it brings measures of payment of debts much more disadvantageous to the companies under recovery, than those supposedly with healthy economic and financial situation.

Not for another reason, part of the doctrine raises doubts of the unconstitutionality of said Law, in relation to two basic points: the first, regarding the taxpayer's requirement to include in the installment plan all of its tax debts, whether or not in inscribed in debt (*inscrição em dívida ativa)*, even those which are discussed in court; and the second, in the need to expressly and irrevocably waive any challenge, action or remedy and, cumulatively, any law arguments on which the administrative and judicial proceedings are based.

Such requirements, in fact, seem to meet the conservative and peaceful jurisprudence of the Supreme Court in the sense of the impossibility of using political sanctions to collect taxes.

In general, with the advent of Law 13.043/2014, the jurisprudential mitigation built can no longer be understood as absolute, and it is therefore appropriate to interpret the rule contained in Article 57 as a applicable only in cases in which it does not consider the principles that inform the recovery: preservation and social function of the company.

We can not forget that tax credits are not affected by judicial recovery, nor are they subject to it, which makes it necessary to present negative or positive certificates with a negative effect by a recovering company, to a certain extent contrary to the larger objective of law.

Therefore, notwithstanding the advent of Law 13.043/2014, which, in addition to reaching only the tax debts of the Union, does not pay attention to the guiding principles of the LRF, the larger object of the Judicial Recovery process should continue to prevail. the preservation of the company for its social purpose, its natural ability to generate wealth, jobs and pay taxes.

In line with the position set forth in the aforementioned ruling, and with the promotion of the Public Prosecution Service, I dismiss the requirement for the debtors to present negative tax certificates required under art. 57 of Law 11.101/2005.

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REPÚBLICA FEDERATIVA DO BRASIL
FEDERATIVE REPUBLIC OF BRAZIL

REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

ANTONIO DARI ANTUNES ZHBANOVA SWORN TRANSLATOR JUCEPE NO. 406

| TRADUÇÃO Nº TRANSLATION No. | 44350 | LIVRO Nº BOOK No. | 168 | FOLHA Nº PAGE No. | 14 |
|---|---|---|---|---|---|

V - GRANTING OF THE JUDICIAL REORGANIZATION
In view of what was said, considering the approval of the plan by a significant majority of the creditors of the RJ Debtors, in the GCM held on 12/19/2017, pending the confirmation of the RJ Plan by the Judiciary Branch, and after examining the aspects of legality of the plan, it remains to the Reorganization Court to ratify by confirmation the sovereign decision of the creditors.

The confirmation decision should be immediate not only by virtue of the law, but also because thousands of creditors will have their credit satisfied faster, noting that the creditors who mediated with the Oi Group, which are more than 30 thousand, will receive the residual balance within 10 days after the confirmation; and the labor creditors will begin to receive in 180 days counted from such confirmation. See clauses 4.4.1 and 4.1 of the approved plan:

It also depends on the confirmation of the plan the beginning of the deadline for the creditors to choose between the options of payment of its credits in the RJ Debtors´ platform, as per clause 4.5 of the plan.

Thus, in view of the foregoing, after satisfying the legal requirements, I GRANT THE JUDICIAL REORGANIZATION AND CONFIRM THE JUDICIAL REORGANIZATION PLAN presented by OI S.A, TELEMAR NORTE LESTE S.A, OI MÓVEL S.A, COPART 4 PARTICIPAÇÕES S.A, COPART 5 PARTICIPAÇÕES SA, PORTUGAL TELECOM INTERNATIONAL FINANCE BV and OI BRASIL HOLDINGS COÖPERATIEF UA, with the following exceptions:

a) Section 11 of the Appendix (the so-called Subscription and Commitment Agreement of the RJPlan) is invalid, with respect to the ability of the RJ Debtors to reimburse expenses incurred by creditors in seeking the satisfaction of their claims;

b)The conditions set forth in item 5 of the same Appendix, which provide for the payment of commitment fee, to be extendable to all creditors under the same conditions.

In accordance with the above reasoning, and in accordance with art. 50 of the Bankruptcy Law, I clarify that the sovereign will of the creditors must be fully respected, being prohibited the practice of any act - being it by a shareholder, a member of the board or a director of the company - that intends on preventing the fulfillment of the reorganization plan approved as per the law. It is incumbent upon the Chairman of the Board of Directors to give immediate and effective compliance with the approved plan, as soon as it is confirmed, ensuring, inter alia, the provisional conditions of corporate governance and conversion of debt into shares, according to the creditor's sovereign will.

I dismiss the certificates required in art. 57 of the LRF, due to the reasons specified above.

Publish, and give personal knowledge to the Public Prosecutor´s Office and other bodies with the same prerogative.

Summon and comply.

Rio de Janeiro, 01/08/2018.

**Fernando Cesar Ferreira Viana - Official Judge**

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REPÚBLICA FEDERATIVA DO BRASIL
ANTONIO DARI ANTUNES ZHBANOVA
TRADUTOR PÚBLICO E INTÉRPRETE COMERCIAL - CERTIFIED PUBLIC TRANSLATOR
Idioma/*Language*: Inglês/*English*
Matrícula Jucepe nº 406 - CPF 756.770.758-68
Praça da Sé, 21 conj 1101/ 1105 - Centro - CEP: 01001-001 - São Paulo - SP - Brasil
Fone: +55 11 3295-2888 - comercial@brazilts.com.br - www.brazilts.com.br
Rua Princesa Isabel nº 206 - Aloisio Pinto - Garanhuns (PE) CEP: 55.292-210
Fone (55 11) 9 8784-1006 - e-mail: dari.zhbanova@gmail.com

TRADUÇÃO Nº 44350 LIVRO Nº 168 FOLHA Nº 15
TRANSLATION No. BOOK No. PAGE No.

Case records received from MM Dr. Judge
Fernando Cesar Ferreira Viana
On ____/____/____
Authentication Code **44K7.48FE.G9BV.UX8U**
This code can be verified on: www.tjrj.jus.br – Services – Document Certification

All pages contain:
110 FERNANDO VIANA
FERNANDO CESAR FERREIRA VIANA: 17528
Signed on 01/08/2018 at 12:56:54 p.m.
Place: TJ-RJ
[Court of Justice of the State of Rio de Janeiro – Electronically Stamped: Pages – 254741 to 254756]
[Digitally Signed: PJERJ]

IN WITNESS THEREOF, I SET MY HAND IN THE CITY OF SÃO PAULO, STATE OF SÃO PAULO, FEDERATIVE REPUBLIC OF BRAZIL.

São Paulo, January 10, 2018.

1º. Ofício de Notas - Tabelião José de Britto Freire Filho 088872AA895199
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REPÚBLICA FEDERATIVA DO BRASIL FEDERATIVE REPUBLIC OF BRAZIL

Exhibit E

FORM OF SMALL BONDHOLDER PAYMENT OPTION NOTICE

FORM OF SMALL BONDHOLDER PAYMENT OPTION NOTICE

Oi S.A. – Under Judicial Reorganization (“Oi”)

Portugal Telecom International Finance B.V. – Under Judicial Reorganization (“PTIF”)

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization (“Oi Coop”)

Solicitation of Recovery Elections Relating to Recovery

Under the Consolidated Judicial Reorganization Plan Applicable to the

9.75% Senior Notes due 2016 of Oi

(CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)

5.125% Senior Notes due 2017 of Oi

(ISIN No. XS0569301830 and XS0569301327)

9.50% Senior Notes due 2019 of Oi

(CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)

5.50% Senior Notes due 2020 of Oi

(CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)

6.25% Notes due 2016 of PTIF

(ISIN No. PTPTCYOM0008)

4.375% Notes due March 2017 of PTIF

(ISIN No. XS0215828913)

5.242% Notes due November 2017 of PTIF

(ISIN No. XS0441479804)

5.875% Notes due 2018 of PTIF

(ISIN No. XS0843939918)

5.00% Notes due 2019 of PTIF

(ISIN No. XS0462994343)

4.625% Notes due 2020 of PTIF

(ISIN No. XS0927581842)

4.50% Notes due 2025 of PTIF

(ISIN No. XS0221854200)

5.625% Senior Notes due 2021 of Oi Coop

(ISIN No. XS1245245045 and XS1245244402)

and

5.75% Senior Notes due 2022 of Oi Coop

(CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)

TO: Oi S.A.

The Recovery Election Solicitations described in the Statement (as defined herein) and in this Small Bondholder Payment Option Notice constitute separate and distinct solicitations with respect to Qualified Bondholders (as defined in the Statement) and Non-Qualified Bondholders (as defined in the Statement) of (1) Oi’s 9.75% Senior Notes due 2016, (2) Oi’s 5.125% Senior Notes due 2017, (3) Oi’s 9.50% Senior Notes due 2019, (4) Oi’s 5.50% Senior Notes due 2020, (5) PTIF’s 6.25% Notes due 2016, (6) PTIF’s 4.375% Notes due March 2017, (7) PTIF’s 5.242% Notes due November 2017, (8) PTIF’s 5.875% Notes due 2018, (9) PTIF’s 5.00% Notes due 2019, (10) PTIF’s 4.625% Notes due 2020, (11) PTIF’s 4.50% Notes due 2025, (12) Oi Coop’s 5.625% Senior Notes due 2021, and (13) Oi Coop’s 5.75% Senior Notes due 2022 (collectively, the “Bonds”).

Each Recovery Election Solicitation will expire at 11:59 p.m., Brasilia time, on February 26, 2018 (such time and date, as the same may be extended in compliance with an order of the Judicial Reorganization Court (as defined in the Statement) or any appellate court therefrom, the “Election Deadline”). Recovery Elections (as defined in the Statement) may not be revoked or amended at any time following delivery of this Small Bondholder Payment Option Notice to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brazil. Please review the Statement carefully.

THIS SMALL BONDHOLDER PAYMENT OPTION NOTICE IS NOT AN OFFER TO SELL ANY SECURITIES NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Each Recovery Election Solicitation is made by Oi, PTIF and Oi Coop to Bondholders as described in the accompanying Information and Election Solicitation Statement dated February 6, 2018 (the “Statement”). The Statement and the instructions accompanying this Small Bondholder Payment Option Notice should be read carefully before a Bondholder completes and executes a Small Bondholder Payment Option Notice. Capitalized terms used herein but not defined herein have the meanings given to them in the Statement.

By operation of the RJ Plan and the Confirmation Order (provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date (as defined herein)), the Bondholder Credits evidenced by the Bonds have been novated and discharged under Brazilian law and Bondholders are entitled to receive the recoveries set forth in the RJ Plan in exchange for their Bondholder Credits in accordance with the terms and conditions of the RJ Plan.

Only Eligible Bondholders are eligible to make a Recovery Election. Small Bondholders may make a Recovery Election by delivery to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brazil, in the manner described in the Statement and this Small Bondholder Payment Option Notice, of (1) a properly completed and duly executed Small Bondholder Payment Option Notice, and (2) a Small Bondholder Proof of Holdings demonstrating the principal amount of each series of Bonds held by such Bondholder as of the date of this Small Bondholder Payment Option Notice. Under no circumstances should any person tender or deliver Bonds to the Debtors at any time in connection with the Recovery Election Solicitations.

If you are a Bondholder that is not a Small Bondholder, you are not eligible to use this Form of Payment Option Notice and MUST make any Recovery Election using the Form of Verified Bondholder Payment Option Notice. Any submission using this Form of Small Bondholder Payment Option Notice by a Bondholder that is not a Small Bondholder will be deemed void and of no effect.

Only Small Bondholders whose properly completed and duly executed Small Bondholder Payment Option Notices and Small Bondholder Proofs of Holdings are received by Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brasil on or prior to the Election Deadline will be entitled to have their Recovery Elections included in the Non-Qualified Election List and to participate in the expected subsequent Non-Qualified Settlement Procedure.

2

RECOVERY ELECTIONS RELATING TO RECOVERY UNDER THE CONSOLIDATED JUDICIAL REORGANIZATION PLAN APPLICABLE TO THE BONDS AND CERTAIN INFORMATION REQUESTS RELATED THERETO

By execution hereof, the undersigned acknowledges receipt of the Statement. The undersigned hereby represents and warrants as of the date of this Small Bondholder Payment Option Notice that the undersigned (1) is the beneficial holder of the Bonds set forth under Item B: Description of Bonds with Respect to Which a Recovery Election is Made, and (2) has full power and authority to take the action indicated below in respect of such Bonds. The undersigned will, upon request, execute and deliver any additional documents deemed by Oi to be necessary or desirable to perfect the undersigned’s Recovery Election.

The undersigned acknowledges that to make a valid Recovery Election, the undersigned must (1) be a Small Bondholder, (2) comply with the terms and conditions set forth in this Small Bondholder Payment Option Notice and the Statement, (3) complete the information required herein and the Statement, (4) execute and deliver this Small Bondholder Payment Option Notice to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brasil in accordance with the procedures described herein and the Statement, and (5) deliver a Small Bondholder Proof of Holdings to Oi together with its Small Bondholder Payment Option Notice in accordance with the procedures described herein and in the Statement. The undersigned hereby acknowledges and agrees that it may not revoke any Recovery Election it makes hereby at any time.

The undersigned acknowledges that following the Election Deadline, Oi shall determine whether the undersigned is an Small Bondholder in accordance with the procedures described in the Statement under “Part III: Status as Eligible Bondholder” and that such determination shall be final and binding for all purposes of the Recovery Election Solicitations. The undersigned acknowledges Oi will give effect to the undersigned’s Recovery Election as a Non-Qualified Bondholder in the event that the undersigned is determined to be an Eligible Bondholder. The undersigned acknowledges that in the event that Oi determines that the undersigned is not an Small Bondholder, this Small Bondholder Payment Option Notice will be deemed void and of no effect.

The undersigned acknowledges that any Recovery Election made by the undersigned shall only be valid up to the amount of Bondholder Credits evidenced by the Bonds of each series held by the undersigned as of the date of this Small Bondholder Payment Option Notice (as evidenced by the Small Bondholder Proof of Holdings submitted by the undersigned). The undersigned acknowledges that following the Election Deadline, Oi shall determine the amount of Bondholder Credits evidenced by the Bonds of each series held by the undersigned as of the date of this Small Bondholder Payment Option Notice (as evidenced by the Proof of Holdings submitted by the undersigned) and only Recovery Elections related to Bondholder Credits evidenced by the Bonds of each series confirmed by Oi to be held by the undersigned as of the date of this Small Bondholder Payment Option Notice will be included in the Non-Qualified Election List and entitle the undersigned to participate in the subsequent Non-Qualified Settlement Procedure.

Upon the terms and subject to the conditions set forth in the Statement, and in accordance with this Small Bondholder Payment Option Notice, the undersigned Bondholder hereby makes the Non-Qualified Bondholder Recovery Election with respect to the Bonds set forth under Item B: Description of Bonds with Respect to Which a Recovery Election is Made. The undersigned Bondholder acknowledges and agrees that the Non-Qualified Bondholder Recovery Election made hereby may not be revoked or amended.

A.            Identification of Bondholder.

This Small Bondholder Payment Option Notice relates to Bonds beneficially held by the undersigned Bondholder identified below.

Name:*
Protocol Number (if any):**
Address: (including postal code and country)
Phone Number: (including country and area code)
E-Mail Address:
Contact Name (if different):

3

______________

*      The name of the Bondholder delivering this Small Bondholder Payment Option Notice must match exactly the name under which the Bondholder has executed this Small Bondholder Payment Option Notice in accordance with Instruction No. 6 to this Small Bondholder Payment Option Notice.

**   The “Protocol Number” is the “protocolo” or “ID” number assigned by the Judicial Administator to the Bonds that are the subject this Small Bondholder Payment Option Notice as reflected in the JA Bondholder Lists.  Small Bondholders that did not individualize Bonds in accordance with the Bondholder Decision will not have a Protocol Number and may leave this field blank.  Those Small Bondholders that did individualize Bonds in accordance with the Bondholder Decision MUST provide their Protocol Number.

B.            Description of Bonds with Respect to Which a Recovery Election is Made.

This Small Bondholder Payment Option Notice relates to the Bonds evidencing the amounts of Bondholder Credits held as of the date of this Small Bondholder Payment Option Notice by the undersigned Bondholder. If the space provided below is inadequate, list the information set forth below with respect to additional Bonds evidencing Bondholder Credits held as of the date of this Small Bondholder Payment Option Notice by the undersigned Bondholder on a separate signed schedule and affix such schedule to this Small Bondholder Payment Option Notice.

DESCRIPTION OF THE BONDS WITH RESPECT TO WHICH AN RECOVERY ELECTION IS MADE
Series of Bonds	Clearing System through which Bonds are Held	Clearing Systems Participant Names (s) of Clearing Systems Participant(s) Holding Bonds	Clearing Systems Participant Number(s) of Clearing Systems Participant(s) Holding Bonds	Aggregate Principal Amount of Bonds with Respect to Which an Recovery Election is Made*

Oi’s 9.75% Senior Notes due 2016 (CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)	□ DTC □ Euroclear □ Clearstream			R$
Oi’s 5.125% Senior Notes due 2017 (ISIN No. XS0569301830 and XS0569301327)	□ Euroclear □ Clearstream			€
Oi’s 9.50% Senior Notes due 2019 (CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)	□ DTC □ Euroclear □ Clearstream			US$
Oi’s 5.50% Senior Notes due 2020 (CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)	□ DTC □ Euroclear □ Clearstream			US$
PTIF’s 6.25% Notes due 2016 (ISIN No. PTPTCYOM0008)	□ Interbolsa □ Euroclear □ Clearstream			€
PTIF’s 4.375% Notes due March 2017 (ISIN No. XS0215828913)	□ Euroclear □ Clearstream			€
5.242% Notes due November 2 (ISIN No. XS0441479804)	□ Euroclear □ Clearstream			€
PTIF’s 5.875% Notes due 2018 (ISIN No. XS0843939918)	□ Euroclear □ Clearstream			€
PTIF’s 5.00% Notes due 2019 (ISIN No. XS0462994343)	□ Euroclear □ Clearstream			€
PTIF’s 4.625% Notes due 2020 (ISIN No. XS0927581842)	□ Euroclear □ Clearstream			€
PTIF’s 4.50% Notes due 2025 (ISIN No. XS0221854200)	□ Euroclear □ Clearstream			€
Oi Coop’s 5.625% Senior Notes due 2021 (ISIN No. XS1245245045 and XS1245244402)	□ Euroclear □ Clearstream			€
Oi Coop’s 5.75% Senior Notes due 2022 (CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)	□ DTC □ Euroclear □ Clearstream			US$

4

______________

*      Bondholders are not permitted to make a Recovery Election for less than the total amount of principal of Bonds beneficially held.

5

IMPORTANT - READ CAREFULLY

If this Small Bondholder Payment Option Notice is executed by the Bondholder, it must be executed in exactly the same manner as the name of the Bondholder appears on such Bondholder’s Small Bondholder Proof of Holdings, without alteration or any change whatsoever.

If the applicable Bonds are beneficially held as of the date of this Small Bondholder Payment Option Notice by two or more joint Bondholders, all such Bondholders must sign this Small Bondholder Payment Option Notice. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing and must submit proper evidence satisfactory to Oi of such person(s)’s authority to so act. If a Bondholder has beneficial interests in Bonds registered in different names, separate Small Bondholder Payment Option Notices must be executed covering each name in which beneficial interests in Bonds are registered. If a Small Bondholder Payment Option Notice is executed by a person other than the Bondholder, then such person must have been authorized by proxy or in some other manner acceptable to Oi, in each case in its sole discretion, to execute this Small Bondholder Payment Option Notice with respect to the applicable Bonds on behalf of the Bondholder.

SIGN HERE

______________________________________________________________________________

______________________________________________________________________________

Signature(s) of Bondholder(s)

Date: ________________________________________________________________________

Name(s): _____________________________________________________________________

(Please Print)

Capacity (full title): _____________________________________________________________

6

INSTRUCTIONS FOR ELECTING SMALL BONDHOLDERS, FORMING PART OF THE TERMS AND CONDITIONS OF THE RECOVERY ELECTION SOLICITATIONS

1.       Bondholders Entitled to Elect. Only a Small Bondholder (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth herein and in the Statement may execute and deliver a Small Bondholder Payment Option Notice. Following the Election Deadline, Oi shall determine whether each Bondholder that has submitted a Small Bondholder Payment Option Notice is an Eligible Bondholder in accordance with the procedures described in the Statement under “Part III: Status as Eligible Bondholder.” The determination of Oi with respect to whether any bondholder is SmallBondholder shall be final and binding for all purposes of the Recovery Election Solicitations.

In the event that Oi determines that any Bondholder that has submitted a Small Bondholder Payment Option Notice is not a Small Bondholder, such Payment Option Notice will be deemed void and of no effect and accordingly such Bondholder will receive ONLY the Default Recovery.

2.       Delivery of this Small Bondholder Payment Option Notice and Small Bondholder Proof of Holding. Upon the terms and subject to the conditions set forth herein and in the Statement, a properly completed and duly executed copy of this Small Bondholder Payment Option Notice and a Small Bondholder Proof of Holdings must be delivered to Oi at P.O. Box No. 532, CEP 20.010-974, Rio de Janeiro-RJ, Brasil at or prior to the Election Deadline. The method of delivery of this Small Bondholder Payment Option Notice and a Small Bondholder Proof of Holdings to Oi is at the risk of the Small Bondholder, and the delivery will be deemed made only when actually received by Oi.  In all cases, sufficient time should be allowed to assure timely delivery. No Small Bondholder Payment Option Notice or Small Bondholder Proof of Holding should be delivered by any Small Bondholder to any person other than to Oi at the address set forth above. Oi reserves the right in its sole discretion to accept or reject any Small Bondholder Payment Option Notice or Small Bondholder Proof of Holding delivered by a Small Bondholder in any manner of delivery other than as set forth herein. Under no circumstances should any person tender or deliver Bonds to the Debtors at any time in connection with the Recovery Election Solicitations.

3.       Small Bondholder Proof of Holdings. A Small Bondholder seeking to make a Recovery Election must deliver a Small Bondholder Proof of Holdings to Oi consisting of:

•         a screen shot;

•         a brokerage or custodian account statement; or

•         similar documentary evidence acceptable to Oi in its sole discretion;

in each case evidencing the amount of Bondholder Credits held by such Small Bondholder on the date of such Small Bondholder’s Small Bondholder Payment Option Notice.

4.       Election Deadline. Each Recovery Election Solicitation expires at 11:59 p.m., Brasilia time, on February 26, 2018.

The failure of a Small Bondholder to deliver a Small Bondholder Payment Option Notice and a Small Bondholder Proof of Holdings to Oi in the manner described above prior to the Election Deadline will result in a Bondholder not appearing on the Non-Qualified Election List and will accordingly result in the Bondholder receiving the Default Recovery.

5.       Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Recovery Elections made by Small Bondholders will be resolved by Oi whose determinations will final be binding. Oi reserves the absolute right to reject any or all Recovery Elections that are not in proper form or the acceptance of which could be unlawful. Oi also reserves the right to waive any irregularities in connection with deliveries which Oi may require to be cured within such time as Oi determines, whether or not similar irregularities or defects are waived in the case of any other Bondholders. None of the Debtors or any other person shall have any duty to give notification to any Bondholder of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Small Bondholder Payment Option Notices or Small Bondholder Proofs of Holdings will not be deemed to have been made until such irregularities have been cured or waived, as determined in Oi’s sole discretion. Oi’s interpretation of the terms and conditions of each Recovery Election Solicitation (including this Small Bondholder Payment Option Notice and the accompanying Statement and the instructions hereto and thereto) shall be final and binding on all parties.

7

6.       Signatures on this Small Bondholder Payment Option Notice. The signature(s) on this Small Bondholder Payment Option Notice of any Small Bondholder(s) making a Recovery Election must correspond with the name(s) of such Bondholder(s) as it(they) appears on such Bondholder’s Small Bondholder Proof of Holdings, without alteration or any change whatsoever.

If any of the Bonds with respect to which the Recovery Election is made are beneficially held by two or more joint Bondholders, all such Bondholders must sign this Small Bondholder Payment Option Notice. If this Small Bondholder Payment Option Notice is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporations or others acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing, and proper evidence satisfactory to Oi of such person(s)’s authority to so act must be submitted with this Small Bondholder Payment Option Notice.

If a Bondholder has beneficial interests in Bonds registered in different names, separate Small Bondholder Payment Option Notices must be executed covering each name in which beneficial interests in Bonds are registered, and separate Small Bondholder Proofs of Holdings must be provided covering each name in which beneficial interests in Bonds are registered. If a Small Bondholder Payment Option Notice is executed by a person other than the Bondholder, then such person must have been authorized by proxy or in some other manner acceptable to Oi, in each case in its sole discretion, to execute this Small Bondholder Payment Option Notice with respect to the applicable Bonds on behalf of the Bondholder.

7.       Questions and Requests for Assistance and Additional Copies. Questions concerning the terms of each Recovery Election Solicitation and requests for assistance in completing this Small Bondholder Payment Option Notice or requests for additional copies of the Statement, this Small Bondholder Payment Option Notice or other related documents may be sent to Oi at LD-Bondholders@oi.net.br.

8

SMALL BONDHOLDER PAYMENT OPTION NOTICE

OI S.A. – Under Judicial Reorganization

Portugal Telecom International Finance B.V. – Under Judicial Reorganization

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization

Small Bondholders seeking to make a Recovery Election must deliver properly completed and duly executed Small Bondholder Payment Option Notices and Small Bondholder Proofs of Holdings to Oi at the following address:

Oi S.A.

P.O. Box No. 532

CEP 20.010-974

Rio de Janeiro-RJ

Brasil

Questions and requests for assistance or additional copies of the Statement or this Small Bondholder Payment Option Notice may be downloaded from the Election Website. Any questions or requests for assistance may be sent to Oi at LD-Bondholders@oi.net.br. Bondholders should retain their Bonds and not deliver any such Bonds to Oi.

9

Exhibit F

FORM OF VERIFIED BONDHOLDER PAYMENT OPTION NOTICE

FORM OF VERIFIED BONDHOLDER PAYMENT OPTION NOTICE

Oi S.A. – Under Judicial Reorganization (“Oi”)

Portugal Telecom International Finance B.V. – Under Judicial Reorganization (“PTIF”)

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization (“Oi Coop”)

Solicitation of Recovery Elections Relating to Recovery

Under the Consolidated Judicial Reorganization Plan Applicable to the

9.75% Senior Notes due 2016 of Oi

(CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)

5.125% Senior Notes due 2017 of Oi

(ISIN No. XS0569301830 and XS0569301327)

9.50% Senior Notes due 2019 of Oi

(CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)

5.50% Senior Notes due 2020 of Oi

(CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)

6.25% Notes due 2016 of PTIF

(ISIN No. PTPTCYOM0008)

4.375% Notes due March 2017 of PTIF

(ISIN No. XS0215828913)

5.242% Notes due November 2017 of PTIF

(ISIN No. XS0441479804)

5.875% Notes due 2018 of PTIF

(ISIN No. XS0843939918)

5.00% Notes due 2019 of PTIF

(ISIN No. XS0462994343)

4.625% Notes due 2020 of PTIF

(ISIN No. XS0927581842)

4.50% Notes due 2025 of PTIF

(ISIN No. XS0221854200)

5.625% Senior Notes due 2021 of Oi Coop

(ISIN No. XS1245245045 and XS1245244402)

and

5.75% Senior Notes due 2022 of Oi Coop

(CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)

TO: D.F. King (as Election Tabulation Agent)

The Recovery Election Solicitations described in the Statement (as defined herein) and in this Verified Bondholder Payment Option Notice constitute separate and distinct solicitations with respect to Qualified Bondholders (as defined in the Statement) and Non-Qualified Bondholders (as defined in the Statement) of (1) Oi’s 9.75% Senior Notes due 2016, (2) Oi’s 5.125% Senior Notes due 2017, (3) Oi’s 9.50% Senior Notes due 2019, (4) Oi’s 5.50% Senior Notes due 2020, (5) PTIF’s 6.25% Notes due 2016, (6) PTIF’s 4.375% Notes due March 2017, (7) PTIF’s 5.242% Notes due November 2017, (8) PTIF’s 5.875% Notes due 2018, (9) PTIF’s 5.00% Notes due 2019, (10) PTIF’s 4.625% Notes due 2020, (11) PTIF’s 4.50% Notes due 2025, (12) Oi Coop’s 5.625% Senior Notes due 2021, and (13) Oi Coop’s 5.75% Senior Notes due 2022 (collectively, the “Bonds”).

Each Recovery Election Solicitation will expire at 11:59 p.m., Brasilia time, on February 26, 2018 (such time and date, as the same may be extended in compliance with an order of the Judicial Reorganization Court (as defined in the Statement) or any appellate court therefrom, the “Election Deadline”). Recovery Elections (as defined in the Statement) may not be revoked or amended at any time following delivery of this Verified Bondholder Payment Option Notice to the Election Tabulation Agent. Please review the Statement carefully.

THIS VERIFIED BONDHOLDER PAYMENT OPTION NOTICE IS NOT AN OFFER TO SELL ANY SECURITIES NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE STATEMENT IS NOT AN OFFER TO SELL ANY SECURITIES NOR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Each Recovery Election Solicitation is made by Oi, PTIF and Oi Coop to Bondholders as described in the accompanying Information and Election Solicitation Statement dated February 6, 2018 (the “Statement”). The Statement and the instructions accompanying this Verified Bondholder Payment Option Notice should be read carefully before a Bondholder completes and executes a Verified Bondholder Payment Option Notice. Capitalized terms used herein but not defined herein have the meanings given to them in the Statement.

By operation of the RJ Plan and the Confirmation Order (provided that no stay or appeal of the Confirmation Order results in a change of the Confirmation Date (as defined herein)), the Bondholder Credits evidenced by the Bonds have been novated and discharged under Brazilian law and Bondholders are entitled to receive the recoveries set forth in the RJ Plan in exchange for their Bondholder Credits in accordance with the terms and conditions of the RJ Plan.

Only Eligible Bondholders are eligible to make a Recovery Election. Verified Bondholders may make a Recovery Election by delivery to D.F. King, as election tabulation agent and information agent (the “Election Tabulation Agent”), in the manner described in the Statement and this Payment Option Notice, of (1) a properly completed and duly executed Verified Bondholder Payment Option Notice, and (2) a Verified Bondholder Proof of Holdings demonstrating the principal amount of each series of Bonds held by such Bondholder as of the Election Deadline.

If you are a Small Bondholder, you are not eligible to use this Form of Verified Bondholder Payment Option Notice and MUST make any Recovery Election using the Form of Small Bondholder Payment Option Notice. Any submission using this Form of Verified Bondholder Payment Option Notice by a Small Bondholder will be deemed void and of no effect.

Verified Bondholders seeking to make a Recovery Election must register on the website maintained for such purpose (the “Election Website”) which is accessible at https://www.dfkingltdevents.com. Bondholders registered on the Election Website must deliver properly completed and duly executed Verified Bondholder Payment Option Notices and Verified Bondholder Proofs of Holdings by uploading these documents through the Election Website in accordance with the instructions set forth on the Election Website and in this Payment Option Notice. Oi reserves the right in its sole discretion to accept or reject any Verified Bondholder Payment Option Notice or Verified Bondholder Proof of Holdings of any Verified Bondholder delivered directly to Oi. Under no circumstances should any person tender or deliver Bonds to the Debtors or the Election Tabulation Agent at any time in connection with the Recovery Election Solicitations.

Only Verified Bondholders whose properly completed and duly executed Verified Bondholder Payment Option Notices are received by the Election Tabulation Agent at or prior to the Election Deadline and Verified Bondholder Proofs of Holdings are received by the Election Tabulation Agent at or prior to the Verified Bondholder Proof of Holding Deadline will be entitled to have their Recovery Elections included in the Election Lists and to participate in the expected subsequent Exchange Offer or Non-Qualified Settlement Procedure.

By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice,  or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

2

RECOVERY ELECTIONS RELATING TO RECOVERY UNDER THE CONSOLIDATED JUDICIAL REORGANIZATION PLAN APPLICABLE TO THE BONDS AND CERTAIN INFORMATION REQUESTS RELATED THERETO

By execution hereof, the undersigned acknowledges receipt of the Statement. The undersigned hereby represents and warrants as of the date of this Verified Bondholder Payment Option Notice and as of the Election Deadline that the undersigned (1) is the beneficial holder of the Bonds indicated below, and (2) has full power and authority to take the action indicated below in respect of such Bonds. The undersigned will, upon request, execute and deliver any additional documents deemed by Oi to be necessary or desirable to perfect the undersigned Recovery Election.

The undersigned acknowledges that to make a valid Recovery Election, the undersigned must (1) be a Verified Bondholder, (2) comply with the terms and conditions set forth in this Verified Bondholder Payment Option Notice and the Statement, (3) complete the information required herein and the Statement, (4) execute and deliver this Verified Bondholder Payment Option Notice to the Election Tabulation Agent in accordance with the procedures described herein, the Statement and on the Election Website, and (5) deliver a Verified Bondholder Proof of Holdings to the Election Tabulation Agent in accordance with the procedures described herein, the Statement and on the Election Website. The undersigned hereby acknowledges and agrees that it may not revoke any Recovery Election it makes hereby at any time.

The undersigned acknowledges that following the Election Deadline, Oi shall determine whether the undersigned is VerifiedBondholder in accordance with the procedures described in the Statement under “Part III: Status as Eligible Bondholder” and that such determination shall be final and binding for all purposes of the Recovery Election Solicitations. The undersigned acknowledges that in the event that Oi determines that the undersigned is not an Verified Bondholder, this Payment Verified Bondholder Option Notice will be deemed void and of no effect.

The undersigned acknowledges that following the Election Deadline, Oi shall determine whether the undersigned is a Qualified Bondholder or a Non-Qualified Bondholder in accordance with the procedures described in the Statement under “Part III: Determination of Status as Qualified or Non-Qualified Bondholder” and that such determination shall be final and binding for all purposes of the Recovery Election Solicitations. The undersigned acknowledges that following Oi’s determination as to whether the undersigned is a Qualified Bondholder or a Non-Qualified Bondholder, Oi will give effect (1) to the undersigned’s Recovery Election as a Qualified Bondholder in the event that the undersigned is determined to be a Qualified Bondholder, and (2) to the undersigned’s Recovery Election as a Non-Qualified Bondholder in the event that the undersigned is determined to be a Non-Qualified Bondholder, in each case in accordance with and to the extent a Recovery Election is made by the undersigned in Section D – Recovery Elections in this Verified Bondholder Payment Option Notice. The undersigned acknowledges Oi shall not give effect to (1) the undersigned’s Recovery Election as a Qualified Bondholder in the event that the undersigned is determined to be a Non-Qualified Bondholder, or (2) the undersigned’s Recovery Election as a Non-Qualified Bondholder in the event that the undersigned is determined to be a Qualified Bondholder. The undersigned acknowledges that it may indicate that it makes a Recovery Election as both a Qualified Bondholder and a Non-Qualified Bondholder and that its Verified Bondholder Payment Option Notice will not be disqualified as a result of the undersigned making both Recovery Elections.

The undersigned acknowledges in the event that Oi determines that the undersigned is a Qualified Bondholder and the undersigned has not indicated in this Verified Bondholder Payment Option Notice whether it is a resident of the European Economic Area, this Verified Bondholder Payment Option Notice will be deemed void and of no effect.

The undersigned acknowledges in the event that Oi determines that the undersigned is a Qualified Bondholder and the undersigned has indicated in this Verified Bondholder Payment Option Notice that it is a resident of the European Economic Area, but has not represented that it is a Qualified Investor, this Verified Bondholder Payment Option Notice will be deemed void and of no effect.

The undersigned acknowledges that any Recovery Election made by the undersigned shall only be valid up to the amount of Bondholder Credits evidenced by the Bonds of each series held by the undersigned as of the Election Deadline (as evidenced by the Proof of Holdings submitted by the undersigned). The undersigned acknowledges that following the Election Deadline, Oi shall determine the amount of Bondholder Credits evidenced by the Bonds of each series held by the undersigned as of the Election Deadline (as evidenced by the Proof of Holdings submitted by the undersigned) and only Recovery Elections related to Bondholder Credits evidenced by the Bonds of each series confirmed by Oi to be held by the undersigned as of the Election Deadline will be recorded by the Election Tabulation Agent on behalf of Oi and entitle the undersigned to participate in the subsequent Exchange Offer or Non-Qualified Settlement Procedure, as applicable.

3

Upon the terms and subject to the conditions set forth in the Statement, and in accordance with this Verified Bondholder Payment Option Notice, the undersigned Bondholder hereby makes the Recovery Election indicated below with respect to the Bonds indicated below. The undersigned Bondholder acknowledges and agrees that the Recovery Election made hereby may not be revoked or amended.

A.            Identification of Bondholder.

This Verified Bondholder Payment Option Notice relates to Bonds beneficially held by the undersigned Bondholder identified below.

Name:*
Protocol Number:**
Address: (including postal code and country)
Phone Number: (including country and area code)
E-Mail Address:
Contact Name:

______________

*      The name of the Bondholder delivering this Verified Bondholder Payment Option Notice must match exactly the name under which the Bondholder has executed this Verified Bondholder Payment Option Notice in accordance with Instruction No. 7 to this Verified Bondholder Payment Option Notice.

**   The “Protocol Number” is the “protocolo” or “ID” number assigned by the Judicial Administrator to the Bonds that are the subject of this Verified Bondholder Payment Option Notice as reflected in a JA Bondholder Lists.

B.            Description of Bonds with Respect to Which a Recovery Election is Made.

This Verified Bondholder Payment Option Notice relates to the Bonds evidencing the amounts of Bondholder Credits held as of the Election Deadline by the undersigned Bondholder. If the space provided below is inadequate, list the information set forth below with respect to additional Bonds evidencing Bondholder Credits held as of the Election Deadline by the undersigned Bondholder on a separate signed schedule and affix such schedule to this Verified Bondholder Payment Option Notice.

DESCRIPTION OF THE BONDS WITH RESPECT TO WHICH AN RECOVERY ELECTION IS MADE
Series of Bonds	Clearing System through which Bonds are Held	Clearing Systems Participant Names (s) of Clearing Systems Participant(s) Holding Bonds	Clearing Systems Participant Number(s) of Clearing Systems Participant(s) Holding Bonds	Aggregate Principal Amount of Bonds with Respect to Which an Recovery Election is Made*

Oi’s 9.75% Senior Notes due 2016 (CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)	□ DTC □ Euroclear □ Clearstream			R$
Oi’s 5.125% Senior Notes due 2017 (ISIN No. XS0569301830 and XS0569301327)	□ Euroclear □ Clearstream			€
Oi’s 9.50% Senior Notes due 2019 (CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)	□ DTC □ Euroclear □ Clearstream			US$
Oi’s 5.50% Senior Notes due 2020 (CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)	□ DTC □ Euroclear □ Clearstream			US$
PTIF’s 6.25% Notes due 2016 (ISIN No. PTPTCYOM0008)	□ Interbolsa □ Euroclear □ Clearstream			€
PTIF’s 4.375% Notes due March 2017 (ISIN No. XS0215828913)	□ Euroclear □ Clearstream			€
5.242% Notes due November 2 (ISIN No. XS0441479804)	□ Euroclear □ Clearstream			€
PTIF’s 5.875% Notes due 2018 (ISIN No. XS0843939918)	□ Euroclear □ Clearstream			€
PTIF’s 5.00% Notes due 2019 (ISIN No. XS0462994343)	□ Euroclear □ Clearstream			€
PTIF’s 4.625% Notes due 2020 (ISIN No. XS0927581842)	□ Euroclear □ Clearstream			€
PTIF’s 4.50% Notes due 2025 (ISIN No. XS0221854200)	□ Euroclear □ Clearstream			€
Oi Coop’s 5.625% Senior Notes due 2021 (ISIN No. XS1245245045 and XS1245244402)	□ Euroclear □ Clearstream			€
Oi Coop’s 5.75% Senior Notes due 2022 (CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)	□ DTC □ Euroclear □ Clearstream			US$

4

______________

*      Bondholders are not permitted to make a Recovery Election for less than the total amount of principal of Bonds beneficially held.

C.            Required Representations for Qualified Bondholders.

The undersigned Bondholder hereby makes the following representations:

REPRESENTATION	SELECT APPLICABLE RESPONSE*
The undersigned Bondholder is a resident of a jurisdiction within the European Economic Area.*	□ Yes □ No
If the Bondholder is a resident of a jurisdiction within the European Economic Area, the Bondholder is a Qualified Investor.**	□ Yes □ No

______________

*      If no box is checked, the undersigned Bondholder will be deemed to represent that undersigned Bondholder is a resident of a jurisdiction within the European Economic Area.

**   If no box is checked and the undersigned Bondholder has represented that it is a resident of a jurisdiction within the European Economic Area, the undersigned Bondholder will be deemed to represent that it is not a Qualified Investor.

5

D.            Recovery Elections.

The undersigned Bondholder hereby makes the following Recovery Election(s).

NON-QUALIFIED BONDHOLDER RECOVERY ELECTION*

In the event that Oi determines that the undersigned Bondholder is a Non-Qualified Bondholder, the undersigned Bondholder elects to be eligible to participate in the subsequent Non-Qualified Settlement Procedure under which it will be entitled to receive the Non-Qualified Recovery in respect of the Bondholder Credits evidenced by the Bonds identified above as provided under Section 4.3.3.1. of the RJ Plan.

□ Yes □ No
QUALIFIED BONDHOLDER RECOVERY ELECTION**

In the event that Oi determines that the undersigned Bondholder is a Qualified Bondholder, the undersigned Bondholder elects to be eligible to participate in the subsequent Exchange Offer under which it will be entitled to receive the Qualified Recovery in respect of the Bondholder Credits evidenced by the Bonds identified above as provided under Section 4.3.3.2. of the RJ Plan

□ Yes □ No

______________

*      If no box is checked, the undersigned Bondholder will be deemed not to have made the Non-Qualified Bondholder Recovery Election.

**   If no box is checked, the undersigned Bondholder will be deemed not to have made the Qualified Bondholder Recovery Election.

The undersigned Eligible Bondholder authorizes the Election Tabulation Agent on behalf of Oi to deliver this Verified Bondholder Payment Option Notice to Oi as evidence of the undersigned Bondholder’s Recovery Election.

6

IMPORTANT - READ CAREFULLY

If this Verified Bondholder Payment Option Notice is executed by the Bondholder, it must be executed in exactly the same manner:

•         in the case of a Bondholder that has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision prior to the date of the Statement, as the name of the Bondholder appears on the JA Bondholder List denominated “Download PJ”  available at or the JA Bondholder List denominated “Download PF”, available at http://www.recuperacaojudicialoi.com.br/wp-content/uploads/2017/04/7.7-Lista-Bondholders-PF.pdf, in each case, without alteration or any change whatsoever; and

•         in the case of a Bondholder that has not individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision prior to the date of the Statement, as the name of the Bondholder appears on a JA Bondholder List provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bonds before the Judicial Reorganization Court subsequent to the date of the Statement, without alteration or any change whatsoever.

If the applicable Bonds are beneficially held by two or more joint Bondholders, all such Bondholders must sign this Verified Bondholder Payment Option Notice. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing and must submit proper evidence satisfactory to Oi of such person(s)’s authority to so act. If a Bondholder has beneficial interests in Bonds registered in different names, separate Verified Bondholder Payment Option Notices must be executed covering each name in which beneficial interests in Bonds are registered. If a Verified Bondholder Payment Option Notice is executed by a person other than the Bondholder, then such person must have been authorized by proxy or in some other manner acceptable to Oi, in each case in its sole discretion, to execute this Verified Bondholder Payment Option Notice with respect to the applicable Bonds on behalf of the Bondholder.

SIGN HERE

______________________________________________________________________________

______________________________________________________________________________

Signature(s) of Bondholder(s)

Date: ________________________________________________________________________

Name(s): _____________________________________________________________________

(Please Print)

Capacity (full title): _____________________________________________________________

7

INSTRUCTIONS FOR ELECTING VERIFIED BONDHOLDERS, FORMING PART OF THE TERMS AND CONDITIONS OF THE RECOVERY ELECTION SOLICITATIONS

1.       Bondholders Entitled to Elect. Only an Verified Bondholder (or its representative or attorney-in-fact) or another person who has complied with the procedures set forth herein and in the Statement may execute and deliver a Verified Bondholder Payment Option Notice. Following the Election Deadline, Oi shall determine whether each Bondholder that has submitted a Verified Bondholder Payment Option Notice is a Verified Bondholder in accordance with the procedures described in the Statement under ““Part III: Status as Eligible Bondholder.” The determination of Oi with respect to whether any bondholder is a Verified Bondholder shall be final and binding for all purposes of the Recovery Election Solicitations.

In the event that Oi determines that any Bondholder that has submitted a Verified Bondholder Payment Option Notice is not a Verified Bondholder, such Payment Option Notice will be deemed void and of no effect and accordingly such Bondholder will receive ONLY the Default Recovery.

2.       Registration on Election Website. Verified Bondholders seeking to make a Recovery Election must register on the Election Website maintained for such purpose which is accessible at https://www.dfkingltdevents.com. All documentation required for a Bondholder to make a valid Recovery Election, including a properly completed and duly executed Verified Bondholder Payment Option Notices and Verified Bondholder Proof of Holdings, MUST be delivered to the Election Tabulation Agent by uploading these documents onto the Election Website in accordance with the instructions set forth on the Election Website and in this Verified Bondholder Payment Option Notice. Only Verified Bondholders whose properly completed and duly executed Verified Bondholder Payment Option Notices are received by the Election Tabulation Agent at or prior to the Election Deadline and Verified Bondholder Proofs of Holdings are received by the Election Tabulation Agent at or prior to the Verified Bondholders Proof of Holdings Deadline will be entitled to have their Recovery Elections recorded by the Election Tabulation Agent and be entitled to participate in the expected subsequent Exchange Offer or Non-Qualified Settlement Procedure, as applicable.

3.       Delivery of this Verified Bondholder Payment Option Notice. Upon the terms and subject to the conditions set forth herein and in the Statement, a properly completed and duly executed copy of this Verified Bondholder Payment Option Notice and any other documents required by this Verified Bondholder Payment Option Notice (other than the Verified Bondholder Proof of Holdings) must be uploaded onto the Election Website in accordance with the instructions set forth on the Election Website and in this Verified Bondholder Payment Option Notice at or prior to the Election Deadline. No Verified Bondholder Payment Option Notice should be delivered to any person other than to the Election Tabulation Agent or through any other manner of delivery other than by uploading such Verified Bondholder Payment Option Notice onto the Election Website. Oi reserves the right in its sole discretion to accept or reject any Verified Bondholder Payment Option Notice delivered directly to Oi or delivered to the Election Tabulation Agent through any manner of delivery other than uploading such Verified Bondholder Payment Option Notice onto the Election Website. Under no circumstances should any person tender or deliver Bonds to the Debtors or the Election Tabulation Agent at any time in connection with the Recovery Election Solicitations.

4.       Election Deadline. Each Recovery Election Solicitation expires at 11:59 p.m., Brasilia time, on February 26, 2018.

The failure of a Verified Bondholder to deliver a Verified Bondholder Payment Option Notice to the Election Tabulation Agent in the manner described above prior to the Election Deadline will result in a Bondholder not appearing on the applicable Election List and will accordingly result in the Bondholder receiving the Default Recovery.

5.       Delivery of Verified Bondholder Proof of Holdings. Bondholders seeking to make a Recovery Election must deliver a Verified Bondholder Proof of Holdings in the form described in “Part III: Delivery of Payment Option Notice and Proofs of Holdings” of the Statement to the Election Tabulation Agent by uploading such Verified Bondholder Proof of Holdings onto the Election Website in accordance with the instructions set forth on the Election Website and in this Payment Option Notice at or prior to 5:00 p.m., New York City time, on March 5, 2018. No Verified Bondholder Proof of Holdings should be delivered to any person other than to the Election Tabulation Agent or through any other manner of delivery other than by uploading such Verified Bondholder Proof of Holdings onto the Election Website. Oi reserves the right in its sole discretion to accept or reject any Verified Bondholder Proof of Holdings delivered directly to Oi or delivered to the Election Tabulation Agent through any manner of delivery other than uploading such Verified Bondholder Proof of Holding onto the Election Website. Under no circumstances should any person tender or deliver Bonds to the Debtors or the Election Tabulation Agent at any time in connection with the Recovery Election Solicitations.

8

The failure of a Verified Bondholder to deliver a Verified Bondholder Proof of Holdings to the Election Tabulation Agent in the manner described above prior to the Verified Bondholder Proof of Holdings Deadline will result in a Bondholder not appearing on the applicable Election List and will accordingly result in the Bondholder receiving the Default Recovery.

6.       Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Recovery Elections will be resolved by Oi whose determinations shall be final and binding. In the event that any dispute arises between a Bondholder and the Election Tabulation Agent acting on behalf of Oi with respect to whether the Bondholder has complied with the procedures applicable to the Recovery Election Solicitations, the Election Tabulation Agent will refer such dispute to Oi whose decision regarding compliance with the procedures applicable to the Recovery Election Solicitations shall be final and binding. Oi reserves the absolute right to reject any or all Recovery Elections that are not in proper form or the acceptance of which could be unlawful. Oi also reserves the right to waive any irregularities in connection with deliveries which Oi may require to be cured within such time as Oi determines, whether or not similar irregularities or defects are waived in the case of any other Bondholders. None of the Debtors, the Election Tabulation Agent or any other person shall have any duty to give notification to any Bondholder of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Verified Bondholder Payment Option Notices or Verified Bondholder Proofs of Holdings will not be deemed to have been made until such irregularities have been cured or waived, as determined in Oi’s sole discretion. Oi’s interpretation of the terms and conditions of each Recovery Election Solicitation (including this Verified Bondholder Payment Option Notice and the accompanying Statement and the instructions hereto and thereto) shall be final and binding on all parties.

7.       Signatures on this Payment Option Notice. The signature(s) on this Verified Bondholder Payment Option Notice of any Bondholder(s) making a Recovery Election must correspond with the name(s) of such Bondholder(s) as it(they) appears.

•         in the case of a Bondholder that has individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision prior to the date of the Statement, as the name of the Bondholder appears on the JA Bondholder List denominated “Download PJ”  available at or the JA Bondholder List denominated “Download PF”, available at http://www.recuperacaojudicialoi.com.br/wp-content/uploads/2017/04/7.7-Lista-Bondholders-PF.pdf, in each case, without alteration or any change whatsoever; and

•         in the case of a Bondholder that has not individualized Bonds before the Judicial Reorganization Court in accordance with the procedure established by the Judicial Reorganization Court in the Bondholder Decision prior to the date of the Statement, as the name of the Bondholder appears on JA Bondholder List provided by the Judicial Administrator to Oi that includes the names of Bondholders that have individualized Bonds before the Judicial Reorganization Court subsequent to the date of the Statement, without alteration or any change whatsoever.

If any of the Bonds with respect to which the Recovery Election is are beneficially held by two or more joint Bondholders, all such Bondholders must sign this Verified Bondholder Payment Option Notice. If this Verified Bondholder Payment Option Notice is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of corporations or others acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing, and proper evidence satisfactory to Oi of such person(s)’s authority to so act must be submitted with this Verified Bondholder Payment Option Notice.

If a Bondholder has beneficial interests in Bonds registered in different names, separate Verified Bondholder Payment Option Notices must be executed covering each name in which beneficial interests in Bonds are registered, and separate Verified Bondholder Proofs of Holdings must be provided covering each name in which beneficial interests in Bonds are registered. If a Verified Bondholder Payment Option Notice is executed by a person other than the Bondholder, then such person must have been authorized by proxy or in some other manner acceptable to Oi, in each case in its sole discretion, to execute this Verified Bondholder Payment Option Notice with respect to the applicable Bonds on behalf of the Bondholder.

8.       Questions and Requests for Assistance and Additional Copies. Questions concerning the terms of each Recovery Election Solicitation and requests for assistance in completing this Verified Bondholder Payment Option Notice or requests for additional copies of the Statement, this Verified Bondholder Payment Option Notice or other related documents may be sent to Oi at LD-Bondholders@oi.net.br.

9

VERIFIED BONDHOLDER PAYMENT OPTION NOTICE

OI S.A. – Under Judicial Reorganization

Portugal Telecom International Finance B.V. – Under Judicial Reorganization

Oi Brasil Holdings Coöperatief U.A. – Under Judicial Reorganization

Additional copies of the Statement and this form of Verified Bondholder Payment Option Notice Notice may be downloaded from the Election Website.  Any questions or requests for assistance may be sent to Oi at LD-Bondholders@oi.net.br. Bondholders should retain their Bonds and not deliver any such Bonds to the Election Tabulation Agent.

Verified Bondholders seeking to make a Recovery Election must register on the Election Website which is accessible at https://www.dfkingltdevents.com.

Verified Bondholders registered on the Election Website must deliver properly completed and executed Verified Bondholder Payment Option Notices and Verified Bondholder Proofs of Holdings by uploading these documents through the Election Website in accordance with the instructions set forth on the Election Website, and in the Statement and the Verified Bondholder Payment Option Notice.

10

Exhibit G

FORM OF QUALIFIED TRANSFER NOTICE

FORM OF QUALIFIED TRANSFER NOTICE

D.F. King, as Election Tabulation Agent

[Insert Date of Qualified Transfer Notice]

Dear Sirs:

Reference is made to the Information and Election Solicitation Statement dated February 6, 2018 (the “Statement”). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Statement.

On [insert date of Qualified Transfer] (the “Transfer Date”), the undersigned transferor (the “Qualified Transferor”) transferred (the “Qualified Transfer”) the Bondholder Credits (as defined in the Statement) evidenced by the Bonds (as defined in the Statement) set forth in Schedule A to this Qualified Transfer Notice (the “Transferred Qualified Bonds”) with respect to which the undersigned is included in the Qualified Election List to the undersigned transferee (the “Qualified Transferee”). Upon the terms and subject to the conditions set forth in the Statement, and in accordance with this Qualified Transfer Notice, the Qualified Transferor and the Qualified Transferee hereby requests the Election Tabulation Agent to register the transfer of the Qualified Transferor’s Qualified Recovery Election with respect to the Transferred Qualified Bonds to the Qualified Transferee in the Qualified Election List (the “Qualified Recovery Election Transfer”).

The Qualified Transferor represents to the Election Tabulation Agent that (1) the Qualified Transferor has registered on the Election Website with the name, address and [insert Protocol Number (as defined below)] set forth on its signature page to this Qualified Transfer Notice, (2) prior to the Qualified Transfer, it was the beneficial holder of the Transferred Qualified Bonds, (3) it has made a valid Qualified Recovery Election with respect to the Transferred Qualified Bonds (or it is the beneficiary of a valid Qualified Recovery Election with respect to the Transferred Qualified Bonds), and (4) it has full power and authority to request the Qualified Recovery Election Transfer.

The Qualified Transferee represents to the Election Tabulation Agent that (1) the Qualified Transferee has registered on the Election Website with the name, address and, if applicable, [insert Protocol Number], set forth on the signature page to this Qualified Transfer Notice, (2) it is the beneficial holder of the Transferred Qualified Bonds, (3) it has received the Statement and understands and acknowledges the procedures with respect to making a valid Qualified Recovery Election Transfer, assigning a Qualified Recovery Election with respect to the Transferred Qualified Bonds, and the further procedures necessary prior to the delivery by the Debtors of the Qualified Recovery, and (4) it has full power and authority to request the Qualified Election List Transfer.

The Qualified Transferor and the Qualified Transferee acknowledge and agree that the effectiveness of the requested Qualified Recovery Election Transfer of the Transferred Qualified Bonds is conditioned upon

•         the delivery of this Qualified Transfer Notice, properly completed and executed by each of the Qualified Transferor and the Qualified Transferee, to the Election Tabulation Agent by uploading this Qualified Transfer Notice onto the Election Website in accordance with the instructions set forth on the Election Website at or prior to 5:00 p.m., New York City time, on the third Business Day following the date of the settlement of the Qualified Transfer;

•         the delivery of a Qualified Proof of Holdings in the form described in “Part III: Bondholder Recovery Election Procedures—Election Lists—Assignments of Recovery Elections—Assignments of Qualified Recovery Elections” of the Statement demonstrating that the Qualified Transferee is the beneficial owner of the Transferred Qualified Bonds to the Election Tabulation Agent by uploading such Qualified Proof of Holding through the Election Website in accordance with the instructions set forth on the Election Website at or prior to 5:00 p.m., New York City time, on the third Business Day following the date of the settlement of the Qualified Transfer; and

•         compliance by the Qualified Transferor and the Qualified Transferee with the procedures set forth in the Statement under “Part III: Bondholder Recovery Election Procedures—Election Lists—Assignments of Recovery Elections.”

The Qualified Transferor and the Qualified Transferee acknowledge and agree that, if the Transferred Qualified Bonds were the subject of a prior Qualified Transfer and the Qualified Transfer Notice with respect to such prior Qualified Transfer has not been delivered to the Election Tabulation Agent prior to the date of this Qualified Transfer Notice, this Qualified Transfer Notice shall be null and void and will be given no force and effect.

The Qualified Transferor and the Qualified Transferee acknowledge and agree that, if this Qualified Transfer Notice relates to a Qualified Transfer that occurred following the commencement of the Exchange Offer, this Qualified Transfer Notice shall be null and void and will be given no force and effect.

Failure to deliver (1) this Qualified Transfer Notice properly completed and duly executed by each of the Qualified Transferor and Qualified Transferee, and (2) the Qualified Transferee’s Non-Qualified Proof of Holdings evidencing the principal amount of the Transferred Qualified Bonds to the Election Tabulation Agent at or prior to 5:00 p.m., New York City time, on the third Business Day following the date of the settlement of the Qualified Transfer will result in the Qualified Transferee not appearing on the Qualified Election List and will accordingly result in the Qualified Transferee receiving the Default Recovery.

The Qualified Transferor and the Qualified Transferee acknowledge that following the Election Deadline, Oi has determined whether a valid Qualified Recovery Election with respect to the Transferred Qualified Bonds was made by the beneficial owner of the Transferred Qualified Bonds as of the Election Deadline and that such determination is final and binding for all purposes of the Recovery Election Solicitations. The Qualified Transferor and the Qualified Transferee acknowledge that based on such determinations, Oi has complied a Qualified Election List which is maintained by the Election Tabulation Agent on behalf of Oi. The Qualified Transferor and the Qualified Transferee acknowledge and agree that if: (1) the Qualified Transferor does not appears on the Qualified Election List, (2) the principal amount of any series of the Transferred Qualified Bonds exceeds the principal amount of such series of Transferred Qualified Bonds for which the Qualified Transferor is the a beneficiary of valid Qualified Recovery Election, or (3) the principal amount of any series Bonds beneficially held by the Qualified Transferee as set forth on its Qualified Transferee Proof of Holdings is less than sum of (a) the principal amount of the Transferred Qualified Bonds, and (b) the principal amount of such series of Bonds for which the Qualified Transferee was the beneficiary of valid Qualified Recovery Election prior to the Qualified Transfer, this Qualified Transfer Notice shall be null and void and will be given no force and effect.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of requests for Qualified Recovery Election Transfers will be resolved by Oi whose determinations will be binding. Oi reserves the absolute right to reject any or all requests for Qualified Recovery Election Transfers that are not in proper form or the acceptance of which could be unlawful. Oi also reserves the right to waive any irregularities in connection with deliveries which Oi may require to be cured within such time as Oi determines, whether or not similar irregularities or defects are waived in the case of any other Qualified Transferors or Qualified Transferees. None of the Debtors, the Election Tabulation Agent or any other person shall have any duty to give notification to any Qualified Transferors or Qualified Transferees of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Qualified Transfer Notices or Qualified Proofs of Holdings will not be deemed to have been made until such irregularities have been cured or waived, as determined in Oi’s sole discretion. Oi’s interpretation of the terms and conditions of each Recovery Election Solicitation (including this Qualified Transfer Notice and the Statement) will be final and binding on all parties.

The Qualified Transferor and the Qualified Transferee will, upon request, execute and deliver any additional documents or provide Additional Information deemed by Oi to be necessary or desirable to perfect this Qualified Recovery Election Transfer.

2

This Qualified Transfer Notice must be executed by the Qualified Transferor (1) in exactly the same manner as the name of the Qualified Transferor appears on its Verified Payment Option Notice with respect to the Transferred Qualified Bonds, or (2) if the Qualified Transferor is the beneficiary of a prior valid Non-Qualified Transfer with respect to the Transferred Qualified Bonds prior to the Transfer Date, in exactly the same manner as the name of the Qualified Transferor appears on the Qualified Transfer Notice with respect to such prior valid Qualified Recovery Election Transfer.

QUALIFIED TRANSFEROR

Name of Qualified Transferor:
Protocol Number for Transferred Qualified Bonds:*

*      The “Protocol Number” is the “protocolo” or “ID” number assigned by the Judicial Administrator to the Bonds that are the subject of this Qualified Transfer Notice as reflected in a JA Bondholder Lists in respect of the Bondholder that held the Transferred Qualified Bonds as of the Election Deadline.

Signature(s) of Bondholder(s)

Name(s) (Please Print)

Capacity (full title)

Date:

Address:

(including postal code and country)

Phone Number:

(including country and area code)

E-Mail Address:

3

This Qualified Transfer Notice must be executed by the Qualified Transferee in exactly the same manner as the name of the Qualified Transferee appears in its registration on the Election Website. If the Transferred Qualified Bonds are beneficially held by two or more joint Bondholders, all such Bondholders must sign this Qualified Transfer Notice. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing and must submit proper evidence satisfactory to Oi of such person(s)’s authority to so act. If this Qualified Transfer Notice is executed by a person other than the Qualified Transferee, then such person must have been authorized by proxy or in some other manner acceptable to Oi, in each case in its sole discretion, to execute this Qualified Transfer Notice on behalf of the Qualified Transferee.

QUALIFIED TRANSFEREE

Signature(s) of Bondholder(s)

Name(s) (Please Print)

Capacity (full title)

Date:

Address:

(including postal code and country)

Phone Number:

(including country and area code)

E-Mail Address:

This Qualified Transfer Notice MUST be executed by each of the Qualified Transferor and the Qualified Transferee.  This Qualified Transfer Notice and the Qualified Transferee Proof of Holdings MUST be uploaded onto the Election Website in accordance with the instructions contained in “Part III: Assignment of Recovery Elections” of the Statement.  Failure to deliver a properly completed and duly executed Qualified Transfer Notice and Qualified Transferee Proof of Holdings to the Election Tabulation Agent  at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Qualified Transfer will result in the Qualified Transferee not appearing on the Qualified Election List and will accordingly result in the Qualified Transferee receiving the Default Recovery with respect to the Transferred Qualified Bonds. Qualified Transferors and Qualified Transferees shall not have recourse to Oi or the Election Tabulation Agent in respect of any claims, damages, losses, liabilities or causes of actions, at law or in equity, in any jurisdiction, resulting from any such failure.

4

By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice,  or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

5

Schedule A to Qualified Transfer Notice

If the space provided below is inadequate, list the information set forth below with respect to additional Transferred Qualified Bonds as to which a Qualified Recovery Election Transfer is being requested on a separate signed schedule and affix such schedule to this Qualified Transfer Notice.

DESCRIPTION OF THE BONDS WITH RESPECT TO WHICH THE QUALIFIED RECOVERY ELECTION TRANSFER IS REQUESTED
Series of Bonds	Clearing System through which Bonds were Held by Qualified Transferor	Clearing Systems Participant Name (s) of Clearing Systems Participant(s) that Held Transferred Qualified Bonds	Clearing Systems Participant Number(s) of Clearing Systems Participant(s) that Held Transferred Qualified Bonds	Aggregate Principal Amount of Bonds with Respect to Which the Qualified Recovery Election Transfer is Requested	Clearing System through which Bonds are Held by Qualified Transferee	Clearing Systems Participant Name(s) of Clearing Systems Participant(s) through which Transferred Qualified Bonds are Held	Clearing Systems Participant Number(s) of Clearing Systems Participant(s) through which Transferred Qualified Bonds are Held

Oi’s 9.75% Senior Notes due 2016 (CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)	□ DTC □ Euroclear □ Clearstream			R$	□ DTC □ Euroclear □ Clearstream
Oi’s 5.125% Senior Notes due 2017 (ISIN No. XS0569301830 and XS0569301327)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
Oi’s 9.50% Senior Notes due 2019 (CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)	□ DTC □ Euroclear □ Clearstream			US$	□ DTC □ Euroclear □ Clearstream
Oi’s 5.50% Senior Notes due 2020 (CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)	□ DTC □ Euroclear □ Clearstream			US$	□ DTC □ Euroclear □ Clearstream
PTIF’s 6.25% Notes due 2016 (ISIN No. PTPTCYOM0008)	□ Interbolsa □ Euroclear □ Clearstream			€	□ Interbolsa □ Euroclear □ Clearstream
PTIF’s 4.375% Notes due March 2017 (ISIN No. XS0215828913)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
5.242% Notes due November 2017 (ISIN No. XS0441479804)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 5.875% Notes due 2018 (ISIN No. XS0843939918)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 5.00% Notes due 2019 (ISIN No. XS0462994343)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 4.625% Notes due 2020 (ISIN No. XS0927581842)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 4.50% Notes due 2025 (ISIN No. XS0221854200)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream

6

Oi Coop’s 5.625% Senior Notes due 2021 (ISIN No. XS1245245045 and XS1245244402)	□ Euroclear □ Clearstream	€	□ Euroclear □ Clearstream
Oi Coop’s 5.75% Senior Notes due 2022 (CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)	□ DTC □ Euroclear □ Clearstream	US$	□ DTC □ Euroclear □ Clearstream

7

Exhibit H

FORM OF NON-QUALIFIED TRANSFER NOTICE

FORM OF NON-QUALIFIED TRANSFER NOTICE

D.F. King, as Election Tabulation Agent

[Insert Date of Non-Qualified Transfer Notice]

Dear Sirs:

Reference is made to the Information and Election Solicitation Statement dated February 6, 2018 (the “Statement”). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Statement.

On [insert date of Non-Qualified Transfer] (the “Transfer Date”), the undersigned transferor (the “Non-Qualified Transferor”) transferred (the “Non-Qualified Transfer”) the Bondholder Credits (as defined in the Statement) evidenced by the Bonds (as defined in the Statement) set forth in Schedule A to this Non-Qualified Transfer Notice (the “Transferred Non-Qualified Bonds”) with respect to which the undersigned is included in the Non-Qualified Election List to the undersigned transferee (the “Non-Qualified Transferee”). Upon the terms and subject to the conditions set forth in the Statement, and in accordance with this Non-Qualified Transfer Notice, the Non-Qualified Transferor and the Non-Qualified Transferee hereby requests the Election Tabulation Agent to register the transfer of the Non-Qualified Transferor’s Non-Qualified Recovery Election with respect to the Transferred Non-Qualified Bonds to the Transferee in the Non-Qualified Election List (the “Non-Qualified Recovery Election Transfer”).

The Non-Qualified Transferor represents to the Election Tabulation Agent that (1) the Non-Qualified Transferor has registered on the Election Website with the name, address and [insert Protocol Number (as defined below)] set forth on its signature page to this Non-Qualified Transfer Notice, (2) prior to the Non-Qualified Transfer, it was the beneficial holder of the Transferred Non-Qualified Bonds, (3) it has made a valid Non-Qualified Recovery Election with respect to the Transferred Non-Qualified Bonds (or it is the beneficiary of a  valid Non-Qualified Recovery Election Transfer with respect to the Transferred Non-Qualified Bonds), and (4) it has full power and authority to request the Non-Qualified Recovery Election Transfer.

The Non-Qualified Transferee represents to the Election Tabulation Agent that (1) the Non-Qualified Transferee has registered on the Election Website with the name, address and, if applicable, [insert Protocol Number (as defined below)] set forth on the signature page to this Non-Qualified Transfer Notice, (2) it is the beneficial holder of the Transferred Non-Qualified Bonds, (3) it has received the Statement and understands and acknowledges the procedures with respect to making a valid Non-Qualified Recovery Election Transfer, assigning a Non-Qualified Recovery Election with respect to the Transferred Non-Qualified Bonds, and the further procedures necessary prior to the delivery by the Debtors of the Non-Qualified Recovery, and (4) it has full power and authority to request the Non-Qualified Recovery Election Transfer.

The Non-Qualified Transferor and the Non-Qualified Transferee acknowledge and agree that the effectiveness of the requested Non-Qualified Recovery Election Transfer of the Transferred Non-Qualified Bonds is conditioned upon:

•         the delivery of this Non-Qualified Transfer Notice, properly completed and executed by each of the Non-Qualified Transferor and the Non-Qualified Transferee, to the Election Tabulation Agent by uploading this Non-Qualified Transfer Notice onto the Election Website in accordance with the instructions set forth on the Election Website at or prior to 5:00 p.m., New York City time, on the third Business Day following the date of the settlement of the Non-Qualified Transfer;

•         the delivery of a Non-Qualified Proof of Holdings in the form described in “Part III: Bondholder Recovery Election Procedures—Election Lists—Assignments of Recovery Elections—Assignments of Non-Qualified Recovery Elections” of the Statement demonstrating that the Non-Qualified Transferee is the beneficial owner of the Transferred Non-Qualified Bonds to the Election Tabulation Agent by uploading such Non-Qualified Proof of Holding through the Election Website in accordance with the instructions set forth on the Election Website at or prior to 5:00 p.m., New York City time, on the third Business Day following the date of the settlement of the Non-Qualified Transfer; and

•         compliance by the Non-Qualified Transferor and the Non-Qualified Transferee with the procedures set forth in the Statement under “Part III: Bondholder Recovery Election Procedures—Election Lists—Assignments of Recovery Elections.”

The Non-Qualified Transferor and the Non-Qualified Transferee acknowledge and agree that, if the Transferred Non-Qualified Bonds were the subject of a prior Non-Qualified Transfer and the Non-Qualified Transfer Notice with respect to such prior Non-Qualified Transfer has not been delivered to the Election Tabulation Agent prior to the date of this Non-Qualified Transfer Notice, this Non-Qualified Transfer Notice shall be null and void and will be given no force and effect.

The Non-Qualified Transferor and the Non-Qualified Transferee acknowledge and agree that, if this Non-Qualified Transfer Notice relates to a Non-Qualified Transfer that occurred following the commencement of the Non-Qualified Settlement Procedure, this Non-Qualified Transfer Notice shall be null and void and will be given no force and effect.

Failure to deliver (1) this Non-Qualified Transfer Notice properly completed and duly executed by each of the Non-Qualified Transferor and Non-Qualified Transferor, and (2) the Non-Qualified Transferee’s Non-Qualified Proof of Holdings evidencing the principal amount of the Transferred Non-Qualified Bonds to the Election Tabulation Agent at or prior to 5:00 p.m., New York City time on the third Business Day following the date of the settlement of the Non-Qualified Transfer will result in the Non-Qualified Transferee not appearing on the Non-Qualified Election List and will accordingly result in the Non-Qualified Transferee receiving the Default Recovery.

The Non-Qualified Transferor and the Non-Qualified Transferee acknowledge that following the Election Deadline, Oi has determined whether a valid Non-Qualified Recovery Election with respect to the Transferred Non-Qualified Bonds was made by the beneficial owner of the Transferred Non-Qualified Bonds as of the Election Deadline and that such determination is final and binding for all purposes of the Recovery Election Solicitations. The Non-Qualified Transferor and the Non-Qualified Transferee acknowledge that based on such determinations, Oi has complied a Non-Qualified Election List which is maintained by the Election Tabulation Agent on behalf of Oi. The Non-Qualified Transferor and the Non-Qualified Transferee acknowledge and agree that if  (1) the Non-Qualified Transferor does not appears on the Non-Qualified Election List, (2) the principal amount of any series of the Transferred Non-Qualified Bonds exceeds the principal amount of such series of Transferred Non-Qualified Bonds for which the Non-Qualified Transferor is the a beneficiary of valid Non-Qualified Recovery Election, or (3) the principal amount of any series Bonds beneficially held by the Non-Qualified Transferee as set forth on its Non-Qualified Transferee Proof of Holdings is less than sum of (a) the principal amount of the Transferred Non-Qualified Bonds, and (b) the principal amount of such series of Bonds for which the Non-Qualified Transferee was the beneficiary of valid Non-Qualified Recovery Election prior to the Non-Qualified Transfer, this Non-Qualified Transfer Notice shall be null and void and will be given no force and effect.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of requests for Non-Qualified Recovery Election Transfers will be resolved by Oi whose determinations will be binding. Oi reserves the absolute right to reject any or all requests for Non-Qualified Recovery Election Transfers that are not in proper form or the acceptance of which could be unlawful. Oi also reserves the right to waive any irregularities in connection with deliveries which Oi may require to be cured within such time as Oi determines, whether or not similar irregularities or defects are waived in the case of any other Non-Qualified Transferors or Non-Qualified Transferees. None of the Debtors, the Election Tabulation Agent or any other person shall have any duty to give notification to any Non-Qualified Transferors or Non-Qualified Transferees of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Non-Qualified Transfer Notices or Non-Qualified Proofs of Holdings will not be deemed to have been made until such irregularities have been cured or waived, as determined in Oi’s sole discretion. Oi’s interpretation of the terms and conditions of each Recovery Election Solicitation (including this Non-Qualified Transfer Notice and the accompanying Statement) will be final and binding on all parties.

2

The Non-Qualified Transferor and the Non-Qualified Transferee will, upon request, execute and deliver any additional documents or provide Additional Information deemed by Oi to be necessary or desirable to perfect the this Non-Qualified Recovery Election Transfer.

3

This Non-Qualified Transfer Notice must be executed by the Non-Qualified Transferor (1) in exactly the same manner as the name of the Non-Qualified Transferor appears on its Verified Payment Option Notice with respect to the Transferred Non-Qualified Bonds, or (2) if the Non-Qualified Transferor is the beneficiary of a prior valid Non-Qualified Recovery Election Transfer with respect to the Transferred Qualified Bonds prior to the Transfer Date, in exactly the same manner as the name of the Non-Qualified Transferor appears on the Non-Qualified Transfer Notice with respect to such prior valid Non-Qualified Transfer.

NON-QUALIFIED TRANSFEROR

Name of Qualified Transferor:
Protocol Number for Transferred Qualified Bonds:*

*      The “Protocol Number” is the “protocolo” or “ID” number assigned by the Judicial Administrator to the Bonds that are the subject of this Non-Qualified Transfer Notice as reflected in a JA Bondholder Lists in respect of the Bondholder that held the Transferred Qualified Bonds as of the Election Deadline.

Signature(s) of Bondholder(s)

Name(s) (Please Print)

Capacity (full title)

Date:

Address:

(including postal code and country)

Phone Number:

(including country and area code)

E-Mail Address:

4

This Non-Qualified Transfer Notice must be executed by the Non-Qualified Transferee in exactly the same manner as the name of the Non-Qualified Transferee appears in its registration on the Election Website. If the Transferred Non-Qualified Bonds are beneficially held by two or more joint Bondholders, all such Bondholders must sign this Non-Qualified Transfer Notice. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, such person(s) should indicate such fact when signing and must submit proper evidence satisfactory to Oi of such person(s)’s authority to so act. If this Non-Qualified Transfer Notice is executed by a person other than the Non-Qualified Transferee, then such person must have been authorized by proxy or in some other manner acceptable to Oi, in each case in its sole discretion, to execute this Non-Qualified Transfer Notice on behalf of the Non-Qualified Transferee.

NON-QUALIFIED TRANSFEREE

Signature(s) of Bondholder(s)

Name(s) (Please Print)

Capacity (full title)

Date:

Address:

(including postal code and country)

Phone Number:

(including country and area code)

E-Mail Address:

This Non-Qualified Transfer Notice MUST be executed by each of the Non-Qualified Transferor and the Non-Qualified Transferee.  This Non-Qualified Transfer Notice and the Non-Qualified Transferee Proof of Holdings MUST be uploaded onto the Election Website in accordance with the instructions contained in “Part III: Assignment of Recovery Elections” of the Statement.  Failure to deliver a properly completed and duly executed Non-Qualified Transfer Notice and Non-Qualified Transferee Proof of Holdings to the Election Tabulation Agent  at or prior to 5:00 p.m., New York City time, on the third business day following the date of the settlement of the Non-Qualified Transfer will result in the Non-Qualified Transferee not appearing on the Non-Qualified Election List and will accordingly result in the Non-Qualified Transferee receiving the Default Recovery with respect to the Transferred Non-Qualified Bonds. Non-Qualified Transferors and Non-Qualified Transferees shall not have recourse to Oi or the Election Tabulation Agent in respect of any claims, damages, losses, liabilities or causes of actions, at law or in equity, in any jurisdiction, resulting from any such failure.

5

By registering on the Election Website, providing a Verified Bondholder Payment Option Notice, a Qualified Transfer Notice or a Non-Qualified Transfer Notice,  or any other documents or information related to the procedure to make a Recovery Election on the Election Website, each Bondholder unconditionally and irrevocably waives and releases any claims which may arise against the Election Tabulation Agent (save in the case of willful misconduct, fraud or gross negligence) in each case in relation to the Election Tabulation Agent’s performance of its role in connection with the Recovery Election Solicitations and/or any related assignments of Recovery Elections.

6

Schedule A to Non-Qualified Transfer Notice

If the space provided below is inadequate, list the information set forth below with respect to additional Transferred Non-Qualified Bonds as to which a the Non-Qualified Recovery Election Transfer is being requested on a separate signed schedule and affix such schedule to this Non-Qualified Transfer Notice.

DESCRIPTION OF THE BONDS WITH RESPECT TO WHICH THE NON-QUALIFIED RECOVERY ELECTION TRANSFER IS REQUESTED
Series of Bonds	Clearing System through which Bonds were Held by Non-Qualified Transferor	Clearing Systems Participant Name (s) of Clearing Systems Participant(s) that Held Transferred Non-Qualified Bonds	Clearing Systems Participant Number(s) of Clearing Systems Participant(s) that Held Transferred Non-Qualified Bonds	Aggregate Principal Amount of Bonds with Respect to Which the Non-Qualified Recovery Election Transfer is Requested	Clearing System through which Bonds are Held by Non-Qualified Transferee	Clearing Systems Participant Name(s) of Clearing Systems Participant(s) through which Transferred Non-Qualified Bonds are Held	Clearing Systems Participant Number(s) of Clearing Systems Participant(s) through which Transferred Non-Qualified Bonds are Held

Oi’s 9.75% Senior Notes due 2016 (CUSIP/ISIN Nos. 10553M AC5/US10553MAC55 and P18445 AF6/USP18445AF68)	□ DTC □ Euroclear □ Clearstream			R$	□ DTC □ Euroclear □ Clearstream
Oi’s 5.125% Senior Notes due 2017 (ISIN No. XS0569301830 and XS0569301327)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
Oi’s 9.50% Senior Notes due 2019 (CUSIP/ISIN Nos. 87944L AD1/US87944LAD10 and P9037H AK9/USP9037HAK97)	□ DTC □ Euroclear □ Clearstream			US$	□ DTC □ Euroclear □ Clearstream
Oi’s 5.50% Senior Notes due 2020 (CUSIP/ISIN Nos. 87944L AE9/US87944LAE92, P9037H AL7/USP9037HAL70 and 87944L AF6/USP87944LAF67)	□ DTC □ Euroclear □ Clearstream			US$	□ DTC □ Euroclear □ Clearstream
PTIF’s 6.25% Notes due 2016 (ISIN No. PTPTCYOM0008)	□ Interbolsa □ Euroclear □ Clearstream			€	□ Interbolsa □ Euroclear □ Clearstream
PTIF’s 4.375% Notes due March 2017 (ISIN No. XS0215828913)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
5.242% Notes due November 2017 (ISIN No. XS0441479804)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 5.875% Notes due 2018 (ISIN No. XS0843939918)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 5.00% Notes due 2019 (ISIN No. XS0462994343)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 4.625% Notes due 2020 (ISIN No. XS0927581842)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream
PTIF’s 4.50% Notes due 2025 (ISIN No. XS0221854200)	□ Euroclear □ Clearstream			€	□ Euroclear □ Clearstream

Oi Coop’s 5.625% Senior Notes due 2021 (ISIN No. XS1245245045 and XS1245244402)	□ Euroclear □ Clearstream	€	□ Euroclear □ Clearstream
Oi Coop’s 5.75% Senior Notes due 2022 (CUSIP/ISIN Nos. 10553M AD3/US10553MAD39 and P18445 AG4/USP18445AG42)	□ DTC □ Euroclear □ Clearstream	US$	□ DTC □ Euroclear □ Clearstream